UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number          811-22865

                    Forethought Variable Insurance Trust
(Exact name of registrant as specified in charter)

10 West Market Street, Suite 2300

                              Indianapolis, Indiana 46204
(Address of principal executive offices) (Zip code)

The Corporation Trust Company
                                   1209 Orange Street Wilmington, DE 19801
(Name and address of agent for service)

Registrant's telephone number, including area code: 317-223-2703

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

Annual Report

December 31, 2020

Global Atlantic Portfolios

Global Atlantic BlackRock Allocation Portfolio

Global Atlantic BlackRock Disciplined Core Portfolio

Global Atlantic BlackRock Disciplined Growth Portfolio

Global Atlantic BlackRock Disciplined International Core Portfolio

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

Global Atlantic BlackRock Disciplined Small Cap Portfolio

Global Atlantic BlackRock Disciplined U.S. Core Portfolio

Global Atlantic BlackRock Disciplined Value Portfolio

Global Atlantic BlackRock High Yield Portfolio

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Global Atlantic Goldman Sachs Global Equity Insights Portfolio

Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio

Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio

Class I and Class II shares

Each a separate series of the Forethought Variable Insurance Trust

Distributed by Global Atlantic Distributors, LLC
Member FINRA

Dear Shareholders/Contract Owners:

The year 2020 was unlike any year in memory, as the global COVID-19 pandemic (the "Pandemic") wreaked havoc on everyday life. Add to that, the uncertainty caused by the U.S. elections. From a financial markets perspective, the impact of the Pandemic resulted in one of the most volatile periods in history. Not only was the size of the market decline noteworthy, down 30-40% across most global equity indices, but the pace of the decline, and subsequent recovery, was unique. Taking just 23 trading days, the first quarter 2020 ("Q1 2020") market correction was matched only by the Great Crash of 1929 in terms of speed and was still the 8th worst quarter on record for the S&P 500 despite rising 15% in the last week of March. By comparison, the S&P 500's more recent declines during the 2008 Global Financial Crisis and 2001 Technology Bubble occurred over 18 months and 2 years, respectively.

Asset classes beyond equities were not spared either. Fixed income spreads widened significantly across investment grade, high yield, and structured securities, while commodities (as measured by the S&P GSCI) also fell precipitously, particularly oil, which dropped 50% to $25 per barrel, a level not seen in 20 years. Even gold, typically a safe-haven asset in periods of market decline, was down -6%. One asset class that performed well in Q1 2020 was U.S. Treasuries, as the U.S. Federal Reserve lowered interest rates to 0% and the 10-year U.S. Treasury yield hit an all-time low of 0.39%. For Q1 2020, the 10-year and 30-year U.S. Treasuries posted returns of 8.07% and 15.54%, respectively.

While the market declines were noteworthy, the recovery was truly distinct historically in terms of degree and pace. Whereas past declines of this magnitude generally took 18 months to 2 years to recover – the Great Crash of 1929 took 25 years (1954) to fully recover – the S&P 500 fully recovered from a 34% correction in just 5 months, or 106 trading days. This historic recovery was largely driven by government and central bank intervention (i.e., stimulus packages, corporate bond purchases, etc.) as they attempted to alleviate the substantial impact of the Pandemic. Other global equity markets, bond spreads, and gold benefited from this intervention, having largely or fully recovered from the Q1 2020 correction.

Despite the Pandemic, global markets generally posted positive returns in 2020 largely as a result of government and central bank intervention. Domestic small caps, as measured by the Russell 2000, returned 19.96%, surpassing the S&P 500, which rose 18.40%. Notably, international large caps, as measured by the MSCI EAFE, meaningfully lagged domestic equities, up 7.82%, largely owing to significant underperformance of the United Kingdom's ("U.K.") FTSE 100, which closed the year down -11.62% not only due to COVID-19 concerns, but those related to Brexit (the U.K.'s exit from the European Union) as well.

Given all of the hardships endured in 2020, we hope this shareholder letter finds you healthy and wish you all the best in 2021.

Thank you for investing in the Global Atlantic Portfolios.

Sincerely,

Eric D. Todd, CFA	Cameron Jeffreys, CFA
President	Senior Vice President
Global Atlantic Investment Advisors, LLC	Global Atlantic Investment Advisors, LLC

Portfolio	Benchmark
Global Atlantic BlackRock Allocation Portfolio	S&P Target Risk® Growth Index
Global Atlantic BlackRock Disciplined Core Portfolio	S&P 500® Index
Global Atlantic BlackRock Disciplined Growth Portfolio	Russell 1000® Growth Index
Global Atlantic BlackRock Disciplined International Core Portfolio	MSCI ACWI ex USA Index
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	Russell Midcap® Growth Index
Global Atlantic BlackRock Disciplined Small Cap Portfolio	Russell 2000® Index
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	S&P 500® Index
Global Atlantic BlackRock Disciplined Value Portfolio	Russell 1000® Value Index
Global Atlantic BlackRock High Yield Portfolio	ICE BofAML BB-B U.S. High Yield Constrained Index
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	Bloomberg Barclays U.S. Aggregate Bond Index
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	MSCI World Standard Index
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	Russell 1000® Growth Index
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	Russell Midcap® Value Index

The indices shown are for informational purposes only and are not reflective of any investment. As it is not possible to invest directly in the indices, the data shown does not reflect or compare features of an actual investment, such as its objectives, costs and expenses, liquidity, safety, guarantees or insurance, fluctuation of principal or return, or tax features. Past performance is no guarantee of future results.

This report contains the current opinions of Global Atlantic Investment Advisors, LLC and/or sub-advisers at the time of its publication and should not be considered investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, a Portfolio's portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed to be reliable, but not guaranteed.

Index Definitions:

Bloomberg Barclays US Aggregate Bond Index ("Bbg Barc US Agg"). An index weighted according to market capitalization and includes, among other categories, Treasury securities, mortgage backed securities, government agency bonds and corporate bonds. To be included in the index, bonds must be rated investment grade by Moody's and Standard & Poor's.

FTSE 100 Index ("FTSE 100"). An index that is comprised of the 100 most highly capitalized blue chip companies listed on the London Stock Exchange.

ICE BofAML BB-B U.S. High Yield Constrained Index. An index that contains all securities in the ICE BofAML U.S. High Yield Index rated BB1 through B3, based on an average of Moody's, S&P, and Fitch, but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%.

MSCI ACWI ex USA Total Return Index. A free float-adjusted market capitalization index designed to measure the combined equity market performance of developed and emerging market countries, excluding the United States.

MSCI EAFE Total Return Index ("MSCI EAFE"). An index created by Morgan Stanley Capital International (MSCI) that serves as a benchmark of the performance in major developed international equity markets as represented by 21 major MSCI indexes from Europe, Australasia and the Far East.

MSCI World Standard Index. An index that represents large- and mid-cap equity performance across 23 developed markets countries, covering approximately 85% of the free float-adjusted market capitalization in each. The index offers a broad global equity benchmark, without emerging markets exposure.

Russell 1000® Growth Total Return Index. An unmanaged index of common stock prices that measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Total Return Index. An index that measures the performance of large- and mid-capitalization value sectors of the U.S. equity market. It is a subset of the Russell 1000® Index, which measures the performance of the large-capitalization sector of the U.S. equity market.

Russell 2000® Total Return Index ("Russell 2000"). An index measuring the performance of approximately 2,000 small-cap companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000 serves as a benchmark for small-cap stocks in the United States.

Russell Midcap® Growth Total Return Index. An unmanaged index that consists of the bottom 800 securities of the Russell 1000® Index with greater-than-average growth orientation as ranked by total market capitalization. Securities in this index generally have higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values.

Russell Midcap® Value Total Return Index. An unmanaged index of common stock prices that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500® Total Return Index ("S&P 500"). A market capitalization weighted price index composed of 500 widely held U.S. common stocks. Frequently used as a measure of U.S. stock market performance.

S&P GSCI® Total Return Index ("S&P GSCI"). A broad based, production weighted index meant to be representative of the global commodity market beta. The S&P Goldman Sachs Commodity Index (GSCI) consists of 24 commodity futures on physical commodities across five sectors: energy, agriculture, livestock, industrial metals, and precious metals.

S&P MidCap 400® Total Return Index ("S&P MidCap 400"). A capitalization-weighted index which measures the performance of the mid-range sector of the U.S. stock market.

S&P Target Risk® Growth Index. An index that increases exposure to equities, while also providing limited fixed income exposure to diversify risk.

Table of Contents

Page
• Global Atlantic Portfolio Review and Portfolio of Investments
Global Atlantic BlackRock Allocation Portfolio	5 – 7
Global Atlantic BlackRock Disciplined Core Portfolio	8 – 15
Global Atlantic BlackRock Disciplined Growth Portfolio	16 – 22
Global Atlantic BlackRock Disciplined International Core Portfolio	23 – 38
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	39 – 46
Global Atlantic BlackRock Disciplined Small Cap Portfolio	47 – 59
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	60 – 66
Global Atlantic BlackRock Disciplined Value Portfolio	67 – 75
Global Atlantic BlackRock High Yield Portfolio	76 – 89
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	90 – 102
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	103 – 109
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	110 – 114
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	115 – 120
• Financial Statements:
Statements of Assets and Liabilities	121 – 124
Statements of Operations	125 – 128
Statements of Changes in Net Assets	129 – 135
Financial Highlights	136 – 159
• Notes to Financial Statements	160 – 187
• Report of Independent Registered Accounting Firm	188
• Expense Examples	189 – 190
• Supplemental Information	193 – 195
• Trustee Table	196 – 199
• Privacy Notice	200 – 201
• Proxy Voting Policy	Back Cover
• Portfolio Holdings	Back Cover

Global Atlantic BlackRock Allocation Portfolio

Portfolio Review

December 31, 2020 (Unaudited)

Investment Objective

The Portfolio seeks to provide total return.

Management Review

The Portfolio is sub-advised by BlackRock Investment Management, LLC ("BlackRock").

How did the Portfolio perform during the period?

During 2020, the Class I shares of Global Atlantic BlackRock Allocation Portfolio outperformed its reference benchmark, the S&P Target Risk® Growth Index. The Portfolio posted a return of 14.46% compared to a benchmark return of 11.83%, a difference of 263 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio's performance?

The multi-asset Portfolio's overweight to equities was the largest driver of its returns, as stocks outperformed bonds overall and domestic stocks broadly outperformed their international counterparts. Within equities, the Portfolio's strategic allocation to, and rotation among, factors – along with its strategic overweight to medical devices and technology stocks – which was the largest positive contributor to performance, was funded from an underweight position to international developed markets ex-US equities.

On the fixed income side, longer-duration U.S. Treasuries rallied considerably, then reversed. While returns were positive across all fixed income asset classes, shifts in duration and the late rally in lower-quality bonds were sources of outperformance.

How was the Portfolio positioned at period end?

At year-end, the Portfolio was 5.21% overweight equities, relative to fixed income, due in large part to drift from an extended equity rally. The target from the last portfolio rebalance was to be 4% overweight, and this underscores the strength of the rally in the month and a half post-election.

At the end of the period, the portfolio investment team remained optimistic and positioned in favor of riskier assets. The rapid pace of gains in risky assets, such as equities, may moderate in 2021, as BlackRock believes that expectations surrounding the vaccine, COVID-19 relief, and declining cases is already factored into equity prices. As a result, the portfolio management team is assessing the expected timing of earnings growth drivers in evaluating overweight positions to risky assets.

At the end of the period, the asset mix between stocks and bonds was tilted towards equities. Overall, this reflects a desire to capture the new return environment for equities amidst low interest rates and supportive U.S. Federal Reserve policies, anticipating the deployment of the vaccine to result in a powerful wave of pent-up consumer and manufacturing demand. In the equity section, this means positioning shifts to more cyclical exposures like value and a small cap overweight, funded from underweights to bonds and developed markets. Duration remained slightly shorter than benchmark at the end of the period with an overweight to credit risk at shorter durations, and treasuries at longer durations.

Global Atlantic BlackRock Allocation Portfolio

Portfolio Review (Continued)

December 31, 2020 (Unaudited)

The Portfolio's performance figures for the periods ended December 31, 2020 as compared to its benchmark:

			Annualized	Operating Expense**
	Inception Date*	One Year	Since Inception	Gross Ratio	Net Ratio
Global Atlantic BlackRock Allocation Portfolio
Class I	November 1, 2017	14.46%	9.68%	0.46%	0.43%
Class II	November 1, 2017	14.13%	9.40%	0.71%	0.68%
S&P Target Risk® Growth Index^		11.83%	8.21%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account.

*  Commencement of operations is November 6, 2017.

**  The estimated operating expense ratios for Class I and Class II shares, as disclosed in the most recent prospectus dated April 30, 2020. Ratios include Acquired Fund Fees and Expenses indirectly incurred by the Portfolio. Gross operating expense ratio reflects the ratio of expenses absent waivers and/or reimbursements by the Adviser. The operating expense ratios presented here may differ from the expense ratios disclosed in the Financial Highlights table in this report.

^  The S&P Target Risk® Growth Index provides increased exposure to equities, while also using some fixed income exposure to dampen risk. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Exchange Traded Funds	100.3%
Short-Term Investments	0.0%^
Other Assets Less Liabilities - Net	(0.3)%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio's holdings as of December 31, 2020.

^  Represents less than 0.05%.

Global Atlantic BlackRock Allocation Portfolio

Portfolio of Investments

December 31, 2020

	Shares/ Principal	Fair Value
EXCHANGE TRADED FUNDS - 100.3%
DEBT FUNDS - 34.3%
iShares 0-5 Year High Yield Corporate Bond ETF	68,273	$3,102,325
iShares 20+ Year Treasury Bond ETF	4,607	726,662
iShares iBoxx $ Investment Grade Corporate Bond ETF	68,381	9,445,468
iShares MBS ETF	27,266	3,002,805
iShares Trust iShares 1-5 Year Investment Grade Corporate Bond ETF	82,743	4,564,931
iShares U.S. Treasury Bond ETF	254,202	6,924,462
TOTAL DEBT FUNDS		27,766,653
EQUITY FUNDS - 66.0%
iShares Core MSCI EAFE ETF	26,608	1,838,347
iShares Core S&P 500 ETF	41,760	15,676,286
iShares Core S&P Small-Capital ETF	20,017	1,839,562
iShares Global Tech ETF	8,613	2,584,331
iShares MSCI EAFE Growth ETF	57,981	5,850,863
iShares MSCI USA Min Vol Factor ETF	22,980	1,559,882
iShares MSCI USA Value Factor ETF	38,046	3,306,578
iShares Trust iShares ESG Aware MSCI USA ETF	143,631	12,356,575
	Shares/ Principal	Fair Value
EQUITY FUNDS - 66.0% (Continued)
iShares U.S. Medical Devices ETF	7,547	$2,470,133
iShares, Inc., iShares ESG Aware MSCI EM ETF	141,290	5,931,354
TOTAL EQUITY FUNDS		53,413,911
TOTAL EXCHANGE TRADED FUNDS (Cost - $67,107,074)		81,180,564
SHORT-TERM INVESTMENTS - 0.0%†
MONEY MARKET FUNDS - 0.0%†
Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 0.01% (a)(Cost - $24,499)	24,499	24,499
TOTAL INVESTMENTS - 100.3% (Cost - $67,131,573)		$81,205,063
OTHER ASSETS LESS LIABILITIES - NET (0.3)%		(209,010)
TOTAL NET ASSETS - 100.0%		$80,996,053

†  Represents less than 0.05%.

(a)  The rate shown is the annualized seven-day yield at period end.

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Core Portfolio

Portfolio Review

December 31, 2020 (Unaudited)

Investment Objective

The Portfolio seeks to provide long-term capital appreciation.

Management Review

The Portfolio is sub-advised by BlackRock Investment Management, LLC ("BlackRock").

How did the Portfolio perform during the period?

During 2020, the Class I shares of Global Atlantic BlackRock Disciplined Core Portfolio outperformed its reference benchmark, the S&P 500® Index. The Portfolio posted a return of 19.69% compared to a benchmark return of 18.40%, a difference of 129 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio's performance?

BlackRock's Scientific Active Equity ("SAE") process systematically tracks and ranks the characteristics of companies in order to seek to construct a portfolio that has the best trade-off between returns, risk and costs. The SAE investment model groups the universe of securities based on an analysis of a wide range of factors, such as relative value ("Value"), earnings quality ("Quality"), market sentiment ("Sentiment"), and thematic insights. Value insights seek to incorporate, where appropriate, asset value, sales, earnings and cash flow forecasts over short and long periods. Quality measures aim to assess the sustainability of earnings and the quality of corporate management by investigating company financials as well as other company statements. Sentiment criteria seek to infer information about a company's value from changes in analysts' forecasts, linkages between companies, management decisions and the behavior of other market participants in equities and other securities markets. And lastly, thematic insights seek to identify and exploit commonalities among groups of stocks that are believed to drive prices but that currently appear to be less obvious to the market.

Portfolio outperformance was driven by strength in the first half of the year, while the Portfolio struggled to keep up amidst the volatile market in the second half. The outperformance was primarily driven by the Portfolio's sentiment and fundamental quality-based measures.

Although trend-based Sentiment measures faltered near the end of 2020, faster moving Sentiment measures constructed from alternative data were able to correctly position the portfolio throughout the COVID-19 crisis witnessed earlier in the period. Insights which captured firms likely to benefit during the recovery were most additive. Evaluating how companies were navigating fast changing consumer habits and the emergence from lockdown using supply chain linkages and mobile app usage was most effective. The real time nature of these types of measures were helpful in evaluating the quickly evolving marketplace. Other Sentiment-based measures that look to non-obvious news sentiment and bond data were also notable performers. From a sector standpoint, Sentiment-based insights were most effective in the consumer discretionary sector.

Nontraditional measures of quality, such as ESG (Environmental, Social, and Governance) related insights, were other top contributors. Specifically, an insight that looks to capture investor flows into ESG-related positions was one of the best performing insights as it was able to follow the broader sustainability market trend. Traditional Quality insights, such as balance sheet strength and a preference for lower volatility securities, were able to drive meaningful gains. Other stability insights, such as an insight with a preference for lower levered stocks, provided ballast throughout the volatile market period.

Conversely, sentiment COVID-19 related insights that evaluate work-from-home trends struggled later in the period amidst the broader re-opening trend and as several notable employers made forward looking comments concerning the desire for employees to return to office. Select industry timing insights also struggled throughout the period. Of note, while the Portfolio targets a generally sector- and industry-neutral approach, positioning in real estate investment trusts and the semiconductors industry was a drag on relative performance.

Global Atlantic BlackRock Disciplined Core Portfolio

Portfolio Review (Continued)

December 31, 2020 (Unaudited)

How was the Portfolio positioned at period end?

At year-end, from a sector positioning perspective, the Portfolio remained largely sector neutral. The Portfolio had slight overweight positions in the information technology and utilities sectors and slight underweight positions in the consumer discretionary and health care sectors at the end of the year. The SAE team seeks to maintain a style neutral approach, so the Portfolio did not have any outsized active exposures to any particular style or factor.

The Portfolio's performance figures for the periods ended December 31, 2020 as compared to its benchmark:

			Annualized	Operating Expense**
	Inception Date*	One Year	Since Inception	Gross Ratio	Net Ratio
Global Atlantic BlackRock Disciplined Core Portfolio
Class I	November 1, 2017	19.69%	14.36%	0.50%	0.48%
Class II	November 1, 2017	19.42%	14.05%	0.75%	0.73%
S&P 500® Index^		18.40%	14.82%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account.

*  Commencement of operations is November 6, 2017.

**  The estimated operating expense ratios for Class I and Class II shares, as disclosed in the most recent prospectus dated April 30, 2020. Ratios include Acquired Fund Fees and Expenses indirectly incurred by the Portfolio. The operating expense ratios presented here may differ from the expense ratios disclosed in the Financial Highlights table in this report.

^  The S&P 500® Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees, and other expenses. Investors cannot invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Global Atlantic BlackRock Disciplined Core Portfolio

Portfolio Review (Continued)

December 31, 2020 (Unaudited)

Holdings by Asset Class	% of Net Assets
Common Stocks	96.9%
Short-Term Investments	2.9%
Rights	0.0%^
Other Assets Less Liabilities - Net	0.2%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio's holdings as of December 31, 2020.

Derivative exposure is included in "Other Assets Less Liabilities - Net".

^  Represents less than 0.05%.

Global Atlantic BlackRock Disciplined Core Portfolio

Portfolio of Investments

December 31, 2020

	Shares/ Principal	Fair Value
COMMON STOCKS - 96.9%
AEROSPACE & DEFENSE - 1.4%
Boeing Co. (The)	6,505	$1,392,460
L3Harris Technologies, Inc.	5,182	979,502
Lockheed Martin Corp.	11,835	4,201,188
Northrop Grumman Corp.	5,735	1,747,569
Teledyne Technologies, Inc.*	820	321,424
		8,642,143
AIR FREIGHT & LOGISTICS - 0.6%
C.H. Robinson Worldwide, Inc.	2,622	246,127
Expeditors International of Washington, Inc.	31,432	2,989,498
FedEx Corp.	1,429	370,997
United Parcel Service, Inc., Class B	931	156,780
		3,763,402
AIRLINES - 0.2%
Alaska Air Group, Inc.	10,444	543,088
Delta Air Lines, Inc.	5,729	230,363
United Airlines Holdings, Inc.*	13,214	571,506
		1,344,957
AUTO COMPONENTS - 0.3%
Aptiv PLC	10,520	1,370,651
BorgWarner, Inc.	16,515	638,139
		2,008,790
AUTOMOBILES - 1.8%
Harley-Davidson, Inc.	5,808	213,154
Tesla, Inc.*	15,460	10,909,658
		11,122,812
BANKS - 4.3%
Bank of America Corp.	163,306	4,949,805
Bank of Hawaii Corp.	1,268	97,154
Citigroup, Inc.	33,755	2,081,333
Comerica, Inc.	1,383	77,255
Commerce Bancshares, Inc.	810	53,217
First Horizon Corp.	26,529	338,510
HDFC Bank Ltd., ADR*	3,831	276,828
JPMorgan Chase & Co.	78,901	10,025,950
Pinnacle Financial Partners, Inc.	2,398	154,431
Signature Bank/New York NY	1,299	175,742
SVB Financial Group*	4,360	1,690,939
Truist Financial Corp.	17,395	833,742
US Bancorp	41,556	1,936,094
Wells Fargo & Co.	125,685	3,793,173
Wintrust Financial Corp.	1,254	76,607
		26,560,780
BEVERAGES - 1.5%
Brown-Forman Corp., Class B	8,679	689,373
Coca-Cola Co. (The)	55,425	3,039,507
Diageo PLC, ADR	7,609	1,208,386
	Shares/ Principal	Fair Value
BEVERAGES - 1.5% (Continued)
Molson Coors Beverage Co., Class B	2,506	$113,246
PepsiCo, Inc.	29,317	4,347,711
		9,398,223
BIOTECHNOLOGY - 2.3%
AbbVie, Inc.	33,067	3,543,129
Alexion Pharmaceuticals, Inc.*	646	100,931
Amgen, Inc.	15,625	3,592,500
Biogen, Inc.*	3,030	741,926
Gilead Sciences, Inc.	47,202	2,749,988
Regeneron Pharmaceuticals, Inc.*	2,018	974,916
Vertex Pharmaceuticals, Inc.*	9,914	2,343,075
		14,046,465
BUILDING PRODUCTS - 0.7%
Allegion PLC	12,879	1,498,858
Carrier Global Corp.	17,802	671,491
Lennox International, Inc.	4,706	1,289,303
Masco Corp.	4,999	274,595
Trane Technologies PLC	2,075	301,207
		4,035,454
CAPITAL MARKETS - 2.7%
Ameriprise Financial, Inc.	1,798	349,405
Bank of New York Mellon Corp. (The)	20,209	857,670
Charles Schwab Corp. (The)	24,038	1,274,976
CME Group, Inc.	8,333	1,517,023
FactSet Research Systems, Inc.	3,573	1,188,022
Moody's Corp.	13,072	3,794,017
Morgan Stanley	67,704	4,639,755
S&P Global, Inc.	6,555	2,154,825
T Rowe Price Group, Inc.	5,187	785,260
		16,560,953
CHEMICALS - 1.8%
Ecolab, Inc.	18,210	3,939,915
FMC Corp.	11,799	1,356,059
Mosaic Co. (The)	6,693	154,006
PPG Industries, Inc.	26,258	3,786,929
Sherwin-Williams Co. (The)	2,136	1,569,768
		10,806,677
COMMERCIAL SERVICES & SUPPLIES - 0.4%
ADT, Inc.	13,204	103,651
Cintas Corp.	2,710	957,877
Copart, Inc.*	10,702	1,361,830
		2,423,358
COMMUNICATIONS EQUIPMENT - 1.0%
Cisco Systems, Inc.	139,200	6,229,200
CONSTRUCTION & ENGINEERING - 0.2%
EMCOR Group, Inc.	13,790	1,261,233

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Core Portfolio

Portfolio of Investments (Continued)

December 31, 2020

	Shares/ Principal	Fair Value
CONSUMER FINANCE - 0.6%
Ally Financial, Inc.	19,215	$685,207
American Express Co.	22,980	2,778,512
		3,463,719
DISTRIBUTORS - 0.1%
Pool Corp.	1,244	463,390
DIVERSIFIED CONSUMER SERVICES - 0.0%†
Bright Horizons Family Solutions, Inc.*	425	73,521
DIVERSIFIED FINANCIAL SERVICES - 0.6%
Berkshire Hathaway, Inc., Class B*	15,357	3,560,828
DIVERSIFIED TELECOMMUNICATION - 0.8%
AT&T, Inc.	78,184	2,248,572
TELUS Corp.	28,191	558,182
Verizon Communications, Inc.	37,217	2,186,498
		4,993,252
ELECTRIC UTILITIES - 2.0%
Alliant Energy Corp.	24,252	1,249,706
Eversource Energy	13,988	1,210,102
NextEra Energy, Inc.	103,550	7,988,882
Pinnacle West Capital Corp.	7,167	573,002
Xcel Energy, Inc.	20,918	1,394,603
		12,416,295
ELECTRICAL EQUIPMENT - 0.2%
AMETEK, Inc.	3,796	459,088
Rockwell Automation, Inc.	2,098	526,200
		985,288
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 0.1%
National Instruments Corp.	1,756	77,159
Trimble, Inc.*	1,971	131,604
Vontier Corp.*	4,345	145,123
Zebra Technologies Corp., Class A*	1,483	569,961
		923,847
ENERGY EQUIPMENT & SERVICES - 0.7%
Schlumberger NV	144,296	3,149,982
TechnipFMC PLC	94,834	891,439
		4,041,421
ENTERTAINMENT - 2.6%
Activision Blizzard, Inc.	16,530	1,534,810
Netflix, Inc.*	6,525	3,528,263
Walt Disney Co. (The)*	50,264	9,106,832
Warner Music Group Corp., Class A	12,928	491,135
World Wrestling Entertainment, Inc., Class A	6,073	291,808
Zynga, Inc., Class A*	92,459	912,570
		15,865,418
	Shares/ Principal	Fair Value
EQUITY REAL ESTATE INVESTMENT - 2.8%
Alexandria Real Estate Equities, Inc.	6,000	$1,069,320
American Tower Corp.	8,561	1,921,602
Boston Properties, Inc.	14,556	1,375,979
Brixmor Property Group, Inc.	84,291	1,395,016
Equinix, Inc.	813	580,628
Kilroy Realty Corp.	25,258	1,449,809
Kimco Realty Corp.	79,518	1,193,565
Prologis, Inc.	45,089	4,493,570
Regency Centers Corp.	28,553	1,301,731
Simon Property Group, Inc.	25,798	2,200,054
Welltower, Inc.	4,424	285,879
		17,267,153
FOOD & STAPLES RETAILING - 1.4%
Costco Wholesale Corp.	18,893	7,118,505
Walmart, Inc.	11,461	1,652,103
		8,770,608
FOOD PRODUCTS - 1.4%
General Mills, Inc.	39,773	2,338,652
Hershey Co. (The)	26,157	3,984,496
McCormick & Co., Inc.	24,992	2,389,235
		8,712,383
HEALTH CARE EQUIPMENT & SUPPLIES - 2.5%
Alcon, Inc.*	4,564	301,133
Align Technology, Inc.*	867	463,307
Becton Dickinson and Co.	3,203	801,455
Boston Scientific Corp.*	20,313	730,252
Danaher Corp.	8,740	1,941,504
DexCom, Inc.*	3,472	1,283,668
Edwards Lifesciences Corp.*	35,783	3,264,483
Hologic, Inc.*	2,481	180,691
IDEXX Laboratories, Inc.*	3,861	1,929,998
Medtronic PLC	15,715	1,840,855
Stryker Corp.	11,183	2,740,282
		15,477,628
HEALTH CARE PROVIDERS & SERVICES - 2.5%
Anthem, Inc.	7,964	2,557,161
Cardinal Health, Inc.	27,322	1,463,366
Cigna Corp.	6,146	1,279,474
CVS Health Corp.	2,457	167,813
Henry Schein, Inc.*	13,203	882,753
McKesson Corp.	13,113	2,280,613
UnitedHealth Group, Inc.	18,344	6,432,874
		15,064,054
HEALTH CARE TECHNOLOGY - 0.1%
Cerner Corp.	9,602	753,565

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Core Portfolio

Portfolio of Investments (Continued)

December 31, 2020

	Shares/ Principal	Fair Value
HOTELS, RESTAURANTS & LEISURE - 1.6%
Chipotle Mexican Grill, Inc.*	416	$576,871
Choice Hotels International, Inc.	1	107
Darden Restaurants, Inc.	1,167	139,013
Draftkings, Inc., Class A*	3,586	166,964
McDonald's Corp.	14,069	3,018,926
Planet Fitness, Inc., Class A*	9,241	717,379
Six Flags Entertainment Corp.	6,487	221,207
Starbucks Corp.	26,016	2,783,192
Vail Resorts, Inc.	496	138,364
Wendy's Co. (The)	37,247	816,454
Wyndham Destinations, Inc.	25,433	1,140,924
Wynn Resorts Ltd.	1,156	130,432
		9,849,833
HOUSEHOLD DURABLES - 0.1%
Sony Corp., ADR	8,543	863,697
HOUSEHOLD PRODUCTS - 2.0%
Clorox Co. (The)	18,175	3,669,896
Colgate-Palmolive Co.	67,505	5,772,353
Procter & Gamble Co. (The)	18,280	2,543,479
		11,985,728
INDUSTRIAL CONGLOMERATES - 1.6%
3M Co.	15,849	2,770,247
General Electric Co.	6,243	67,424
Honeywell International, Inc.	27,178	5,780,761
Roper Technologies, Inc.	3,172	1,367,417
		9,985,849
INSURANCE - 1.9%
Aflac, Inc.	51,347	2,283,401
Allstate Corp. (The)	3,478	382,337
Athene Holding Ltd., Class A*	17,991	776,132
Brighthouse Financial, Inc.*	1,951	70,636
First American Financial Corp.	15,390	794,586
Hanover Insurance Group, Inc. (The)	1,686	197,127
Lincoln National Corp.	2,204	110,883
Marsh & McLennan Cos., Inc.	22,105	2,586,285
MetLife, Inc.	23,864	1,120,415
Progressive Corp. (The)	11,167	1,104,193
Travelers Cos., Inc. (The)	12,539	1,760,099
Willis Towers Watson PLC	2,414	508,581
		11,694,675
INTERACTIVE MEDIA & SERVICES - 5.6%
Alphabet, Inc., Class A*	8,113	14,219,168
Alphabet, Inc., Class C*	5,437	9,524,972
Facebook, Inc., Class A*	35,544	9,709,199
Twitter, Inc.*	13,101	709,419
		34,162,758
	Shares/ Principal	Fair Value
INTERNET & DIRECT MARKETING RETAIL - 4.5%
Amazon.com, Inc.*	8,344	$27,175,824
Booking Holdings, Inc.*	87	193,772
Etsy, Inc.*	569	101,231
		27,470,827
IT SERVICES - 5.7%
Accenture PLC, Class A	26,815	7,004,346
Automatic Data Processing, Inc.	17,245	3,038,569
Fiserv, Inc.*	33,122	3,771,271
Mastercard, Inc., Class A	14,532	5,187,052
PayPal Holdings, Inc.*	22,696	5,315,403
Visa, Inc., Class A	48,126	10,526,600
		34,843,241
LIFE SCIENCES TOOLS & SERVICES - 0.7%
Agilent Technologies, Inc.	15,908	1,884,939
Thermo Fisher Scientific, Inc.	4,762	2,218,044
		4,102,983
MACHINERY - 1.9%
Cummins, Inc.	1,183	268,659
Deere & Co.	15,757	4,239,421
Fortive Corp.	14,335	1,015,205
Illinois Tool Works, Inc.	3,717	757,822
Oshkosh Corp.	17,831	1,534,714
Snap-on, Inc.	6,230	1,066,202
Xylem, Inc.	27,453	2,794,441
		11,676,464
MEDIA - 1.1%
Comcast Corp., Class A	51,744	2,711,385
Discovery, Inc., Class A*	73,200	2,202,588
Discovery, Inc., Class C*	6,179	161,828
Sirius XM Holdings, Inc.	278,883	1,776,485
ViacomCBS, Inc., Class B	2,695	100,416
		6,952,702
METALS & MINING - 0.1%
Reliance Steel & Aluminum Co.	2,872	343,922
MULTILINE RETAIL - 0.2%
Nordstrom, Inc.	22,437	700,259
Target Corp.	2,004	353,766
		1,054,025
MULTI-UTILITIES - 1.2%
CMS Energy Corp.	59,871	3,652,730
Consolidated Edison, Inc.	48,055	3,472,935
		7,125,665

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Core Portfolio

Portfolio of Investments (Continued)

December 31, 2020

	Shares/ Principal	Fair Value
OIL, GAS & CONSUMABLE FUELS - 1.3%
Cheniere Energy, Inc.*	3,867	$232,136
Chevron Corp.	12,399	1,047,096
CNOOC Ltd., ADR	2,026	185,683
EOG Resources, Inc.	12,756	636,142
Exxon Mobil Corp.	27,834	1,147,317
Kinder Morgan, Inc.	7,326	100,146
Murphy Oil Corp.	4,733	57,269
Phillips 66	60,262	4,214,724
Valero Energy Corp.	8,173	462,347
		8,082,860
PERSONAL PRODUCTS - 0.4%
Estee Lauder Cos, Inc. (The), Class A	8,315	2,213,370
PHARMACEUTICALS - 4.2%
Bristol-Myers Squibb Co.	87,844	5,448,963
Catalent, Inc.*	3,227	335,834
Eli Lilly and Co.	8,248	1,392,592
Johnson & Johnson	49,353	7,767,175
Merck & Co., Inc.	37,475	3,065,455
Novo Nordisk A/S, ADR	4,422	308,877
Pfizer, Inc.	104,454	3,844,952
Zoetis, Inc.	20,462	3,386,461
		25,550,309
PROFESSIONAL SERVICES - 0.4%
IHS Markit Ltd.	13,600	1,221,688
Robert Half International, Inc.	4,169	260,479
Verisk Analytics, Inc.	3,312	687,538
		2,169,705
ROAD & RAIL - 0.4%
Canadian National Railway Co.	585	64,262
CSX Corp.	13,104	1,189,188
Lyft, Inc., Class A*	8,684	426,645
Union Pacific Corp.	2,551	531,169
		2,211,264
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.1%
Advanced Micro Devices, Inc.*	24,736	2,268,539
Allegro MicroSystems, Inc.*	9,245	246,472
Analog Devices, Inc.	24,808	3,664,886
Applied Materials, Inc.	45,683	3,942,443
ASML Holding NV	1,560	760,843
Cirrus Logic, Inc.*	2,229	183,224
CMC Materials, Inc.	1	151
Intel Corp.	110,888	5,524,440
NVIDIA Corp.	18,661	9,744,774
QUALCOMM, Inc.	17,268	2,630,607
Taiwan Semiconductor Manufacturing Co. Ltd, ADR	3,671	400,286
Texas Instruments, Inc.	10,146	1,665,263
		31,031,928
	Shares/ Principal	Fair Value
SOFTWARE - 9.1%
Adobe, Inc.*	17,632	$8,818,116
Cadence Design Systems, Inc.*	19,433	2,651,244
Intuit, Inc.	1,008	382,889
Microsoft Corp.	142,825	31,767,136
salesforce.com, Inc.*	22,748	5,062,112
SAP SE, ADR	1,920	250,349
ServiceNow, Inc.*	10,081	5,548,885
VMware, Inc., Class A*	7,177	1,006,646
Zendesk, Inc.*	1,222	174,893
		55,662,270
SPECIALTY RETAIL - 2.0%
Home Depot, Inc. (The)	33,808	8,980,081
Lowe's Cos., Inc.	11,348	1,821,468
TJX Cos., Inc. (The)	24,990	1,706,567
		12,508,116
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 6.7%
Apple, Inc.	274,774	36,459,762
Dell Technologies, Inc., Class C*	5,574	408,518
Hewlett Packard Enterprise Co.	195,329	2,314,649
HP, Inc.	17,607	432,956
NetApp, Inc.	18,074	1,197,222
		40,813,107
TEXTILES, APPAREL & LUXURY GOODS - 0.7%
NIKE, Inc., Class B	29,745	4,208,025
Ralph Lauren Corp.	2,020	209,555
		4,417,580
THRIFTS & MORTGAGE FINANCE - 0.4%
MGIC Investment Corp.	16,791	210,727
New York Community Bancorp, Inc.	114,565	1,208,660
Radian Group, Inc.	12,711	257,398
Rocket Cos., Inc., Class A*	29,440	595,277
		2,272,062
TRADING COMPANIES & DISTRIBUTORS - 0.4%
Fastenal Co.	14,114	689,186
WW Grainger, Inc.	5,079	2,073,959
		2,763,145
WIRELESS TELECOMMUNICATION SERVICES - 0.0%†
Rogers Communications, Inc., Class B	4,067	189,482
TOTAL COMMON STOCKS (Cost - $441,203,470)		593,034,384
RIGHTS - 0.0%†
Bristol-Myers Squibb Co., CVR* (Cost - $35,466)	15,420	10,641

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Core Portfolio

Portfolio of Investments (Continued)

December 31, 2020

	Shares/ Principal	Fair Value
SHORT-TERM INVESTMENTS - 2.9%
MONEY MARKET FUNDS - 2.9%
Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 0.01% (a) (Cost - $17,459,642)	17,459,642	$17,459,642
TOTAL INVESTMENTS - 99.8% (Cost - $458,698,578)		$610,504,667
OTHER ASSETS LESS LIABILITIES - NET 0.2%		1,321,159
TOTAL NET ASSETS - 100.0%		$611,825,826

*  Non-income producing security.

†  Represents less than 0.05%.

(a)  The rate shown is the annualized seven-day yield at period end.

ADR - American Depositary Receipt

CVR - Contingent Value Rights

PLC - Public Limited Company

FUTURES CONTRACTS
LONG FUTURES CONTRACTS	Counterparty	Number of Contracts	Expiration Date	Notional Value	Fair Value/ Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Future	Goldman Sachs & Co.	104	3/19/2021	$19,493,760	$472,511

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Growth Portfolio

Portfolio Review

December 31, 2020 (Unaudited)

Investment Objective

The Portfolio seeks to provide long-term capital appreciation.

Management Review

The Portfolio is sub-advised by BlackRock Investment Management, LLC ("BlackRock").

How did the Portfolio perform during the period?

During 2020, the Class II shares of Global Atlantic BlackRock Disciplined Growth Portfolio underperformed its reference benchmark, the Russell 1000® Growth Index. The Portfolio posted a return of 34.68% compared to a benchmark return of 38.49%, a difference of -381 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio's performance?

BlackRock's Scientific Active Equity ("SAE") process systematically tracks and ranks the characteristics of companies in order to seek to construct a portfolio that has the best trade-off between returns, risk and costs. The SAE investment model groups the universe of securities based on an analysis of a wide range of factors, such as relative value ("Value"), earnings quality ("Quality"), market sentiment ("Sentiment"), and thematic insights. Value insights seek to incorporate, where appropriate, asset value, sales, earnings and cash flow forecasts over short and long periods. Quality measures aim to assess the sustainability of earnings and the quality of corporate management by investigating company financials as well as other company statements. Sentiment criteria seek to infer information about a company's value from changes in analysts' forecasts, linkages between companies, management decisions and the behavior of other market participants in equities and other securities markets. And lastly, thematic insights seek to identify and exploit commonalities among groups of stocks that are believed to drive prices but that currently appear to be less obvious to the market.

The Portfolio struggled amidst the volatile market environment and underperformed in the period. The negative excess return was driven by weakness in Value related measures, as well as macro thematic related insights. Performance from sentiment related insights was mixed and in aggregate, a detractor for the period as well. Fundamental measures dragged on performance as markets focused on broad economic challenges and fading stimulus as a more dominant driver of share price performance than stock specific fundamentals. Traditional valuation measures, such as comparing valuations across sales, were weak. As investors favored contrarian parts of the market, insights that were positioned for sustained market leadership struggled. Specifically, a sentiment-based text-driven analyses that capture trends across earnings expectations and fundamentals was also a notable detractor in the period.

Within the macro thematic composite of insights, select industry timing measures also struggled throughout the period. Of note, while the Portfolio targets a generally sector- and industry-neutral approach, positioning in the IT services industry was a drag on relative performance. Despite the challenging performance at period-end for generic momentum styles, performance for the period overall was strong along that dimension. A style timing insight that took a more conservative view toward the style, therefore, weighed on aggregate performance for the year.

Conversely, nontraditional measures of quality, such as ESG related insights, were top contributors. Specifically, an insight that looks to capture investor flows into ESG-related positions was one of the best performing insights as it was able to follow the broader sustainability market trend. Other stability insights, such as an insight with a preference for lower levered stocks, provided ballast throughout the volatile market period. Despite broad underperformance from sentiment related measures, select contrarian insights were able to provide ballast. Specifically, insights that look toward bond data and measures that capture supply chain linkages were notable performance.

Global Atlantic BlackRock Disciplined Growth Portfolio

Portfolio Review (Continued)

December 31, 2020 (Unaudited)

How was the Portfolio positioned at period end?

From a sector positioning perspective, the Portfolio remained largely sector neutral at the end of the period. The Portfolio had slight overweight positions in the consumer staples and utilities sectors and slight underweight positions in the consumer discretionary and industrials sectors at the end of the year. The SAE team seeks to maintain a style neutral approach, so the Portfolio did not have any outsized active exposures to any particular style or factor.

The Portfolio's performance figures for the periods ended December 31, 2020 as compared to its benchmark:

			Annualized	Operating Expense**
	Inception Date*	One Year	Since Inception	Gross Ratio	Net Ratio
Global Atlantic BlackRock Disciplined Growth Portfolio
Class II	November 1, 2017	34.68%	20.38%	0.85%	0.79%
Russell 1000® Growth Index^		38.49%	23.14%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account.

*  Commencement of operations is November 6, 2017.

**  The estimated operating expense ratios for Class II shares, as disclosed in the most recent prospectus dated April 30, 2020. Ratios include Acquired Fund Fees and Expenses indirectly incurred by the Portfolio. The operating expense ratios presented here may differ from the expense ratios disclosed in the Financial Highlights table in this report.

^  The Russell 1000® Growth Index is an unmanaged index of common stock prices that measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Global Atlantic BlackRock Disciplined Growth Portfolio

Portfolio Review (Continued)

December 31, 2020 (Unaudited)

Holdings by Asset Class	% of Net Assets
Common Stocks	97.0%
Short-Term Investments	2.9%
Rights	0.0%^
Other Assets Less Liabilities - Net	0.1%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio's holdings as of December 31, 2020.

Derivative exposure is included in "Other Assets Less Liabilities - Net".

^  Represents less than 0.05%.

Global Atlantic BlackRock Disciplined Growth Portfolio

Portfolio of Investments

December 31, 2020

	Shares/ Principal	Fair Value
COMMON STOCKS - 97.0%
AEROSPACE & DEFENSE - 0.6%
Axon Enterprise, Inc.*	76	$9,312
Lockheed Martin Corp.	205	72,771
Mercury Systems, Inc.*	35	3,082
Northrop Grumman Corp.	125	38,090
		123,255
AIR FREIGHT & LOGISTICS - 0.4%
C.H. Robinson Worldwide, Inc.	189	17,741
Expeditors International of Washington, Inc.	751	71,428
		89,169
AIRLINES - 0.1%
Delta Air Lines, Inc.	611	24,568
AUTOMOBILES - 3.0%
Tesla, Inc.*	851	600,525
BANKS - 0.1%
SVB Financial Group*	51	19,779
BEVERAGES - 1.0%
Brown-Forman Corp., Class A	200	14,694
Brown-Forman Corp., Class B	993	78,874
Coca-Cola Co. (The)	503	27,584
PepsiCo, Inc.	500	74,150
		195,302
BIOTECHNOLOGY - 3.2%
AbbVie, Inc.	1,787	191,477
Amgen, Inc.	726	166,922
Biogen, Inc.*	51	12,488
Incyte Corp.*	102	8,872
Moderna, Inc.*	303	31,654
Regeneron Pharmaceuticals, Inc.*	106	51,210
Vertex Pharmaceuticals, Inc.*	809	191,199
		653,822
BUILDING PRODUCTS - 0.6%
Carrier Global Corp.	873	32,929
Lennox International, Inc.	260	71,232
Masco Corp.	119	6,537
		110,698
CAPITAL MARKETS - 1.1%
FactSet Research Systems, Inc.	185	61,512
Moody's Corp.	398	115,516
Morgan Stanley	67	4,592
S&P Global, Inc.	144	47,337
		228,957
	Shares/ Principal	Fair Value
CHEMICALS - 0.5%
Ecolab, Inc.	16	$3,462
PPG Industries, Inc.	352	50,766
Sherwin-Williams Co. (The)	73	53,648
		107,876
COMMERCIAL SERVICES & SUPPLIES - 0.7%
Cintas Corp.	72	25,449
Copart, Inc.*	853	108,544
IAA, Inc.*	101	6,563
		140,556
COMMUNICATIONS EQUIPMENT - 0.3%
Cisco Systems, Inc.	1,514	67,751
DISTRIBUTORS - 0.3%
Pool Corp.	142	52,895
ELECTRIC UTILITIES - 0.4%
Eversource Energy	20	1,730
NextEra Energy, Inc.	910	70,207
		71,937
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 1.2%
Cognex Corp.	905	72,658
Coherent, Inc.*	88	13,202
Flex Ltd.*	411	7,390
National Instruments Corp.	792	34,800
Trimble, Inc.*	527	35,188
Vontier Corp.*	237	7,916
Zebra Technologies Corp., Class A*	188	72,254
		243,408
ENTERTAINMENT - 2.8%
Activision Blizzard, Inc.	705	65,459
Madison Square Garden Sports Corp.*	32	5,891
Netflix, Inc.*	512	276,854
Roku, Inc.*	54	17,929
Spotify Technology SA*	89	28,005
Take-Two Interactive Software, Inc.*	87	18,078
Walt Disney Co. (The)*	451	81,712
Warner Music Group Corp., Class A	594	22,566
World Wrestling Entertainment, Inc., Class A	216	10,379
Zynga, Inc., Class A*	3,448	34,032
		560,905
EQUITY REAL ESTATE INVESTMENT - 1.9%
Alexandria Real Estate Equities, Inc.	87	15,505
American Tower Corp.	320	71,827
Brixmor Property Group, Inc.	1,191	19,711
Equinix, Inc.	100	71,418

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Growth Portfolio

Portfolio of Investments (Continued)

December 31, 2020

	Shares/ Principal	Fair Value
EQUITY REAL ESTATE INVESTMENT - 1.9% (Continued)
Prologis, Inc.	568	$56,607
Regency Centers Corp.	1,706	77,777
Simon Property Group, Inc.	769	65,580
		378,425
FOOD & STAPLES RETAILING - 1.2%
Costco Wholesale Corp.	649	244,530
FOOD PRODUCTS - 0.8%
General Mills, Inc.	181	10,643
Hershey Co. (The)	415	63,217
McCormick & Co., Inc.	818	78,201
		152,061
HEALTH CARE EQUIPMENT & SUPPLIES - 2.6%
ABIOMED, Inc.*	30	9,726
Align Technology, Inc.*	67	35,804
Danaher Corp.	17	3,776
DexCom, Inc.*	249	92,060
Edwards Lifesciences Corp.*	1,437	131,098
Hologic, Inc.*	75	5,462
IDEXX Laboratories, Inc.*	261	130,466
Insulet Corp.*	109	27,864
Intuitive Surgical, Inc.*	62	50,722
Penumbra, Inc.*	14	2,450
Quidel Corp.*	43	7,725
Stryker Corp.	49	12,007
Tandem Diabetes Care, Inc.*	46	4,401
		513,561
HEALTH CARE PROVIDERS & SERVICES - 2.2%
Anthem, Inc.	72	23,118
Henry Schein, Inc.*	530	35,436
Humana, Inc.	23	9,436
McKesson Corp.	354	61,568
UnitedHealth Group, Inc.	912	319,820
		449,378
HEALTH CARE TECHNOLOGY - 0.6%
Cerner Corp.	543	42,615
Teladoc Health, Inc.*	276	55,189
Veeva Systems, Inc., Class A*	104	28,314
		126,118
HOTELS, RESTAURANTS & LEISURE - 1.6%
Chipotle Mexican Grill, Inc.*	53	73,496
Domino's Pizza, Inc.	47	18,023
Planet Fitness, Inc., Class A*	430	33,381
Six Flags Entertainment Corp.	585	19,948
Starbucks Corp.	678	72,532
Wendy's Co. (The)	2,898	63,524
Wyndham Destinations, Inc.	659	29,563
Wynn Resorts Ltd.	26	2,934
		313,401
	Shares/ Principal	Fair Value
HOUSEHOLD PRODUCTS - 1.5%
Clorox Co. (The)	749	$151,238
Colgate-Palmolive Co.	1,459	124,759
Procter & Gamble Co. (The)	188	26,158
		302,155
INDUSTRIAL CONGLOMERATES - 0.6%
3M Co.	15	2,622
Honeywell International, Inc.	284	60,407
Roper Technologies, Inc.	152	65,525
		128,554
INSURANCE - 0.4%
Marsh & McLennan Cos., Inc.	565	66,105
Progressive Corp. (The)	58	5,735
		71,840
INTERACTIVE MEDIA & SERVICES - 8.0%
Alphabet, Inc., Class A*	284	497,750
Alphabet, Inc., Class C*	252	441,474
Facebook, Inc., Class A*	2,415	659,681
Match Group, Inc.*	151	22,830
		1,621,735
INTERNET & DIRECT MARKETING RETAIL - 7.2%
Amazon.com, Inc.*	409	1,332,084
Booking Holdings, Inc.*	19	42,318
eBay, Inc.	235	11,809
Etsy, Inc.*	223	39,674
MercadoLibre, Inc.*	6	10,051
Wayfair, Inc., Class A*	80	18,065
		1,454,001
IT SERVICES - 9.0%
Accenture PLC, Class A	1,118	292,033
Automatic Data Processing, Inc.	530	93,386
Fiserv, Inc.*	742	84,484
GoDaddy, Inc., Class A*	262	21,733
Mastercard, Inc., Class A	963	343,733
Okta, Inc.*	236	60,005
PayPal Holdings, Inc.*	1,592	372,847
Square, Inc., Class A*	186	40,481
Twilio, Inc., Class A*	88	29,788
Visa, Inc., Class A	2,092	457,583
Wix.com Ltd.*	59	14,748
		1,810,821
LIFE SCIENCES TOOLS & SERVICES - 1.5%
Adaptive Biotechnologies Corp.*	82	4,849
Agilent Technologies, Inc.	1,186	140,529
Illumina, Inc.*	72	26,640
Thermo Fisher Scientific, Inc.	299	139,268
		311,286

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Growth Portfolio

Portfolio of Investments (Continued)

December 31, 2020

	Shares/ Principal	Fair Value
MACHINERY - 0.1%
Deere & Co.	68	$18,295
MEDIA - 0.0%†
New York Times Co. (The), Class A	66	3,417
Sirius XM Holdings, Inc.	670	4,268
		7,685
MULTILINE RETAIL - 0.3%
Dollar General Corp.	127	26,708
Nordstrom, Inc.	783	24,437
Target Corp.	67	11,828
		62,973
MULTI-UTILITIES - 0.2%
CMS Energy Corp.	590	35,996
OIL, GAS & CONSUMABLE FUELS - 0.1%
Cheniere Energy, Inc.*	368	22,091
PERSONAL PRODUCTS - 0.5%
Estee Lauder Cos, Inc. (The), Class A	345	91,836
PHARMACEUTICALS - 2.8%
Bristol-Myers Squibb Co.	1,841	114,197
Eli Lilly and Co.	772	130,344
Johnson & Johnson	386	60,749
Merck & Co., Inc.	845	69,121
Zoetis, Inc.	1,099	181,885
		556,296
PROFESSIONAL SERVICES - 0.5%
IHS Markit Ltd.	592	53,179
Verisk Analytics, Inc.	194	40,273
		93,452
ROAD & RAIL - 0.2%
Landstar System, Inc.	28	3,770
Old Dominion Freight Line, Inc.	75	14,639
Uber Technologies, Inc.*	444	22,644
		41,053
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 6.4%
Advanced Micro Devices, Inc.*	1,579	144,810
Analog Devices, Inc.	412	60,865
Applied Materials, Inc.	2,295	198,059
Cirrus Logic, Inc.*	82	6,740
Intel Corp.	203	10,113
Lam Research Corp.	126	59,506
NVIDIA Corp.	1,016	530,555
QUALCOMM, Inc.	1,240	188,902
Texas Instruments, Inc.	438	71,889
Xilinx, Inc.	115	16,304
		1,287,743
	Shares/ Principal	Fair Value
SOFTWARE - 17.6%
Adobe, Inc.*	941	$470,613
Autodesk, Inc.*	26	7,939
Cadence Design Systems, Inc.*	1,787	243,801
Cloudflare, Inc., Class A*	226	17,174
DocuSign, Inc.*	108	24,008
Fortinet, Inc.*	169	25,102
HubSpot, Inc.*	155	61,448
Intuit, Inc.	328	124,591
Microsoft Corp.	7,041	1,566,059
Oracle Corp.	99	6,404
Proofpoint, Inc.*	322	43,924
RingCentral, Inc., Class A*	72	27,286
salesforce.com, Inc.*	1,182	263,031
ServiceNow, Inc.*	585	322,002
Slack Technologies, Inc., Class A*	300	12,672
Teradata Corp.*	622	13,976
VMware, Inc., Class A*	590	82,753
Workday, Inc., Class A*	217	51,995
Zendesk, Inc.*	652	93,314
Zoom Video Communications, Inc., Class A*	223	75,222
Zscaler, Inc.*	121	24,165
		3,557,479
SPECIALTY RETAIL - 1.8%
Home Depot, Inc. (The)	903	239,855
Lowe's Cos., Inc.	619	99,356
TJX Cos., Inc. (The)	407	27,794
		367,005
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 9.6%
Apple, Inc.	14,277	1,894,415
Dell Technologies, Inc., Class C*	149	10,920
NetApp, Inc.	467	30,934
		1,936,269
TEXTILES, APPAREL & LUXURY GOODS - 1.1%
Crocs, Inc.*	39	2,444
Lululemon Athletica, Inc.*	154	53,596
NIKE, Inc., Class B	1,202	170,047
		226,087
THRIFTS & MORTGAGE FINANCE - 0.1%
Essent Group Ltd.	87	3,758
Rocket Cos., Inc., Class A*	1,171	23,678
		27,436
TRADING COMPANIES & DISTRIBUTORS - 0.3%
Fastenal Co.	799	39,015
WW Grainger, Inc.	46	18,784
		57,799
TOTAL COMMON STOCKS (Cost - $12,471,936)		19,558,764

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Growth Portfolio

Portfolio of Investments (Continued)

December 31, 2020

	Shares/ Principal	Fair Value
RIGHTS - 0.0%†
Bristol-Myers Squibb Co., CVR* (Cost - $1,925)	837	$577
SHORT-TERM INVESTMENTS - 2.9%
MONEY MARKET FUNDS - 2.9%
Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 0.01% (a) (Cost - $588,926)	588,926	588,926
TOTAL INVESTMENTS - 99.9% (Cost - $13,062,787)		$20,148,267
OTHER ASSETS LESS LIABILITIES - NET 0.1%		26,646
TOTAL NET ASSETS - 100.0%		$20,174,913

*  Non-income producing security.

†  Represents less than 0.05%.

(a)  The rate shown is the annualized seven-day yield at period end.

CVR - Contingent Value Rights

PLC - Public Limited Company

FUTURES CONTRACTS
LONG FUTURES CONTRACTS	Counterparty	Number of Contracts	Expiration Date	Notional Value	Fair Value/ Unrealized Appreciation (Depreciation)
NASDAQ 100 E-Mini Future	Goldman Sachs & Co.	2	3/19/2021	$515,420	$17,059

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio

Portfolio Review

December 31, 2020 (Unaudited)

Investment Objective

The Portfolio seeks to provide long-term capital appreciation.

Management Review

The Portfolio is sub-advised by BlackRock Investment Management, LLC ("BlackRock").

How did the Portfolio perform during the period?

During 2020, the Class I shares of Global Atlantic BlackRock Disciplined International Core Portfolio underperformed its reference benchmark, the MSCI ACWI ex USA Index. The Portfolio posted a return of 10.42% compared to a benchmark return of 10.65%, a difference of -23 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio's performance?

BlackRock's Scientific Active Equity ("SAE") process systematically tracks and ranks the characteristics of companies in order to seek to construct a portfolio that has the best trade-off between returns, risk and costs. The SAE investment model groups the universe of securities based on an analysis of a wide range of factors, such as relative value ("Value"), earnings quality ("Quality"), market sentiment ("Sentiment"), and thematic insights. Value insights seek to incorporate, where appropriate, asset value, sales, earnings and cash flow forecasts over short and long periods. Quality measures aim to assess the sustainability of earnings and the quality of corporate management by investigating company financials as well as other company statements. Sentiment criteria seek to infer information about a company's value from changes in analysts' forecasts, linkages between companies, management decisions and the behavior of other market participants in equities and other securities markets. And lastly, thematic insights seek to identify and exploit commonalities among groups of stocks that are believed to drive prices but that currently appear to be less obvious to the market.

Quickly recovering from a challenging first quarter, the Portfolio posted positive excess returns over the second quarter to fourth quarter period. Considering the full year period, contributions to performance were led by Sentiment and Macro-thematic insights. Aside from intermittent upswings, Fundamental segments of the model struggled throughout the period. First quarter results mirrored the 1-year attribution breakdown with Sentiment and Macro-thematic signals. The initial surge in volatility and rapidly deteriorating trading environment of March were difficult to navigate. The recovery in global equities over subsequent quarters and recurring relapses triggered by fresh waves of COVID-19 virus were reflected in a steady underperformance of Fundamental signals and resilience of Sentiment-focused and Macro insights. At a closer look, Value signals focused on various balance sheet metrics and reversal-based insights proved detrimental. Quality-based measures looking at firm leadership and those seeking to benefit from information asymmetry post-company events enhanced annual gains.

Sentiment-based signals withstood volatile market conditions. Early in the year, momentum insights greatly helped stock selection. This was supported by text-mined broker sentiment measures, the model's signal combination framework and insights seeking to react to changes in analysts' consensus estimates. Weaker performance was limited to insights designed to capture fundamental trends. After a transitionary period where global equity rally slowed down in June, Sentiment insights continued to deliver. Largest contributors over the July-September period included non-obvious momentum measures and signals focused on internet search trends and online job postings data. Forecasting changes to fundamental trends proved problematic again. As Momentum experienced great volatility in November, trend-following Sentiment signals struggled. Neutralizing weaker performance was a positive contribution from new research introduced in November designed to select stocks based on their sensitivity to vaccine related news.

Fundamental measures had a more difficult time tracking a fast-paced market environment, and as a result, these factors underperformed in all four quarters. Prior to March, detractors were heavily tilted towards Quality-based segments of the composite. Sustainability signals, insights looking at employee sentiment as well as measures more statistical in nature prevented better results. Leading up to the second half of 2020, flow-based insights and signals examining historical returns struggled. Providing relief was an insight that puts weight on firms with founder-led ownership structures. Over the fourth

Global Atlantic BlackRock Disciplined International Core Portfolio

Portfolio Review (Continued)

December 31, 2020 (Unaudited)

quarter, many of the SAE team's traditional Value signals tracking variants of book value and operating cash flow-related ratios lagged. Broader scope insights concentrated on the price movements of similar stocks also detracted. A few ESG signals offset some of these losses.

Macro-thematic insights contributed to performance over the full year period. While industry-timing insights detracted in aggregate, country-timing measure aided year-to-date performance. Although the Portfolio follows a country- and sector-neutral approach, a small underweight position in Taiwanese, Japanese and Saudi equities hindered results. A moderate overweight stance in Chinese and European names contributed. From a sector perspective, limited overweight exposure to information technology and communication services helped portfolio performance.

How was the Portfolio positioned at period end?

From a sector positioning perspective, the Portfolio remained largely sector neutral at the end of the period. There is a limited overweight exposure to consumer discretionary, and the Portfolio was moderately underweight health care. The Portfolio also targets a generally country neutral approach. As of year-end, the Portfolio was underweight U.K., Russia, and Taiwan, and has small overweight positions in French, Dutch, and Malaysian equities.

The Portfolio's performance figures for the periods ended December 31, 2020 as compared to its benchmark:

			Annualized	Operating Expense**
	Inception Date*	One Year	Since Inception	Gross Ratio	Net Ratio
Global Atlantic BlackRock Disciplined International Core Portfolio
Class I	November 1, 2017	10.42%	4.70%	0.76%	0.73%
Class II	November 1, 2017	10.05%	4.42%	1.01%	0.98%
MSCI ACWI ex USA Index^		10.65%	5.47%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account.

*  Commencement of operations is November 6, 2017.

**  The estimated operating expense ratios for Class I and Class II shares, as disclosed in the most recent prospectus dated April 30, 2020. Ratios include Acquired Fund Fees and Expenses indirectly incurred by the Portfolio. The operating expense ratios presented here may differ from the expense ratios disclosed in the Financial Highlights table in this report.

^  The MSCI ACWI ex USA Index is a free float-adjusted market capitalization index designed to measure the combined equity market performance of developed and emerging market countries, excluding the United States. It is not possible to invest directly in an index.

Global Atlantic BlackRock Disciplined International Core Portfolio

Portfolio Review (Continued)

December 31, 2020 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Common Stocks	89.5%
Exchange Traded Funds	6.3%
Short-Term Investments	2.0%
Preferred Stocks	1.2%
Rights	0.0%^
Warrants	0.0%^
Other Assets Less Liabilities - Net	1.0%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio's holdings as of December 31, 2020.

Derivative exposure is included in "Other Assets Less Liabilities - Net".

^  Represents less than 0.05%.

Global Atlantic BlackRock Disciplined International Core Portfolio

Portfolio of Investments

December 31, 2020

	Shares/ Principal	Fair Value
COMMON STOCKS - 89.5%
AEROSPACE & DEFENSE - 0.7%
Airbus SE*	2,937	$322,630
CAE, Inc.	919	25,442
Hanwha Aerospace Co. Ltd.*	707	18,549
Leonardo SpA	6,398	46,265
Meggitt PLC*	8,626	55,007
Rolls-Royce Holdings PLC*	131,149	199,442
Saab AB, Class B*	569	16,594
Safran SA*	1,576	223,588
Singapore Technologies Engineering Ltd.	23,700	68,501
		976,018
AIR FREIGHT & LOGISTICS - 0.5%
Deutsche Post AG	7,303	361,891
DSV PANALPINA A/S	935	156,768
Hyundai Glovis Co. Ltd.*	274	46,411
SF Holding Co. Ltd., Class A	1,900	25,633
Singapore Post Ltd.	14,500	7,735
ZTO Express Cayman, Inc., ADR	2,428	70,801
		669,239
AIRLINES - 0.4%
Air China Ltd., Class A	32,800	37,566
ANA Holdings, Inc.*	2,100	46,314
Cathay Pacific Airways Ltd.*	26,000	24,042
China Eastern Airlines Corp. Ltd., Class H	128,000	55,302
China Southern Airlines Co. Ltd., Class A*	31,100	28,343
Japan Airlines Co. Ltd.*	5,500	106,276
Singapore Airlines Ltd.*	67,100	217,295
Spring Airlines Co. Ltd., Class A	6,600	55,940
		571,078
AUTO COMPONENTS - 0.8%
Aisin Seiki Co. Ltd.	600	17,986
Bridgestone Corp.	8,900	291,710
Continental AG	342	50,738
Faurecia SE*	947	48,561
Hyundai Mobis Co. Ltd.*	676	158,997
JTEKT Corp.	4,300	33,361
Nokian Renkaat Oyj	611	21,546
Pirelli & C SpA*,(a)	10,994	59,631
Sumitomo Rubber Industries Ltd.	19,200	164,951
Tokai Rika Co. Ltd.	7,300	123,381
Toyota Boshoku Corp.	4,500	73,006
Valeo SA	2,604	102,848
		1,146,716
AUTOMOBILES - 2.0%
Astra International TBK PT	215,300	92,326
BAIC Motor Corp. Ltd., Class H (a)	40,500	14,991
Bayerische Motoren Werke AG	1,468	129,737
	Shares/ Principal	Fair Value
AUTOMOBILES - 2.0% (Continued)
BYD Co. Ltd., Class A	5,200	$154,494
BYD Co. Ltd., Class H	6,000	157,238
Daimler AG	4,661	329,574
Ferrari NV	607	140,109
Geely Automobile Holdings Ltd.	15,000	51,265
Great Wall Motor Co. Ltd., Class H	18,000	61,750
Honda Motor Co. Ltd.	500	13,935
Hyundai Motor Co.	308	54,438
Isuzu Motors Ltd.	5,400	51,257
Kia Motors Corp.*	559	32,110
NIO, Inc., ADR*	8,674	422,771
Peugeot SA*	3,405	93,198
Renault SA*	2,852	124,787
SAIC Motor Corp. Ltd., Class A	4,500	16,817
Subaru Corp.	3,800	75,912
Suzuki Motor Corp.	500	23,158
Toyota Motor Corp.	8,400	647,380
Volkswagen AG	1,480	308,026
Yadea Group Holdings Ltd. (a)	22,000	45,454
		3,040,727
BANKS - 9.2%
ABN AMRO Bank NV, CVA*,(a)	20,971	205,786
Absa Group Ltd.	8,658	70,649
Agricultural Bank of China Ltd., Class H	47,000	17,215
Aozora Bank Ltd.	1,400	25,805
Australia & New Zealand Banking Group Ltd.	18,040	315,997
Banco Bilbao Vizcaya Argentaria SA	11,885	58,677
Banco Bradesco SA	12,342	57,502
Banco Do Brasil SA	9,713	72,555
Banco Santander Brasil SA	9,764	84,271
Banco Santander SA*	65,218	202,526
Bank Central Asia TBK PT	118,200	284,774
Bank Hapoalim BM*	39,136	268,033
Bank Leumi Le-Israel BM	8,469	49,852
Bank Mandiri Persero TBK PT	208,800	93,997
Bank Negara Indonesia Persero Tbk PT	82,200	36,127
Bank of China Ltd., Class H	470,000	160,630
Bank of Communications Co. Ltd., Class H	108,000	57,107
Bank of Montreal	4,104	311,762
Bank of Ningbo Co. Ltd., Class A	3,500	18,913
Bank of Nova Scotia (The)	7,598	410,316
Bank Rakyat Indonesia Persero TBK PT	375,400	111,418
Barclays PLC*	10,725	21,504
Bendigo & Adelaide Bank Ltd.	1,790	12,873
BNP Paribas SA*	6,513	343,503
BOC Hong Kong Holdings Ltd.	98,500	298,529
CaixaBank SA	11,340	29,151
Canadian Imperial Bank of Commerce	2,929	249,954
China CITIC Bank Corp. Ltd., Class H	179,000	75,951
See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio

Portfolio of Investments (Continued)

December 31, 2020

	Shares/ Principal	Fair Value
BANKS - 9.2% (Continued)
China Construction Bank Corp., Class H	589,000	$447,418
China Everbright Bank Co. Ltd., Class A	37,000	22,574
China Merchants Bank Co. Ltd., Class A	6,300	42,338
China Merchants Bank Co. Ltd., Class H	14,500	91,632
China Minsheng Banking Corp. Ltd., Class H	90,100	51,361
Chongqing Rural Commercial Bank Co. Ltd., Class H	119,000	48,497
CIMB Group Holdings BHD	36,300	38,804
Commonwealth Bank of Australia	6,983	442,444
Credit Agricole SA*	1,876	23,688
DBS Group Holdings Ltd.	5,700	107,992
DNB ASA*	10,553	207,068
Erste Group Bank AG*	479	14,617
Grupo Financiero Banorte SAB de CV, Class O*	28,500	156,835
Hana Financial Group, Inc.	1,040	33,030
Hang Seng Bank Ltd.	4,500	77,594
HSBC Holdings PLC*	90,237	467,309
Industrial & Commercial Bank of China Ltd., Class H	414,000	268,566
Industrial Bank Co. Ltd., Class A	36,800	117,437
Industrial Bank of Korea	1,090	8,870
ING Groep NV*	37,290	348,630
Intesa Sanpaolo SpA*	77,271	180,827
Israel Discount Bank Ltd., Class A	21,911	84,347
Japan Post Bank Co. Ltd.	6,400	52,504
Jyske Bank A/S*	968	37,091
Kasikornbank PCL, NVDR	8,200	30,928
KB Financial Group, Inc.	4,022	160,687
Lloyds Banking Group PLC*	423,533	210,969
Malayan Banking BHD	140,800	296,126
Mediobanca Banca di Credito Finanziario SpA*	3,953	36,469
Mitsubishi UFJ Financial Group, Inc.	25,600	113,092
Mizrahi Tefahot Bank Ltd.	1,756	40,608
Mizuho Financial Group, Inc.	8,100	102,579
National Australia Bank Ltd.	11,629	202,801
Nedbank Group Ltd.	2,059	18,150
Nordea Bank Abp*	2,954	24,115
Nordea Bank Abp*	30,580	250,298
OTP Bank Nyrt*	4,889	220,353
Oversea-Chinese Banking Corp. Ltd.	14,000	106,564
Ping An Bank Co. Ltd., Class A	7,600	22,475
Postal Savings Bank of China Co. Ltd., Class H (a)	40,000	22,595
Public Bank BHD	30,300	155,172
Raiffeisen Bank International AG*	10,235	208,884
Resona Holdings, Inc.	18,900	65,975
Royal Bank of Canada	11,849	972,753
Shinhan Financial Group Co. Ltd.	9,274	273,618
Shinsei Bank Ltd.	4,300	52,935
	Shares/ Principal	Fair Value
BANKS - 9.2% (Continued)
Shizuoka Bank Ltd. (The)	1,500	$10,984
Societe Generale SA*	16,066	334,611
Standard Bank Group Ltd.	19,329	167,225
Standard Chartered PLC*	10,470	66,679
Sumitomo Mitsui Financial Group, Inc.	11,800	364,360
Sumitomo Mitsui Trust Holdings, Inc.	4,400	135,394
Svenska Handelsbanken AB, Class A*	13,862	139,421
Thanachart Capital PCL, NVDR	21,500	24,758
Toronto-Dominion Bank (The)	12,169	686,966
UniCredit SpA*	31,133	291,334
United Overseas Bank Ltd.	6,400	109,391
Westpac Banking Corp.	30,950	462,605
Woori Financial Group, Inc.	2,054	18,398
		13,717,122
BEVERAGES - 1.5%
Ambev SA	62,426	188,088
Anheuser-Busch InBev SA	4,087	285,087
Asahi Group Holdings Ltd.	6,200	254,858
Britvic PLC	1,595	17,704
Budweiser Brewing Co. APAC Ltd. (a)	5,700	18,819
China Resources Beer Holdings Co. Ltd.	4,000	36,833
Coca-Cola Femsa SAB de CV	2,600	11,959
Diageo PLC	14,665	576,933
Fomento Economico Mexicano SAB de CV	6,400	48,478
Fraser & Neave Holdings BHD	1,700	13,558
Heineken NV	1,420	158,490
Kirin Holdings Co. Ltd.	3,000	70,725
Nongfu Spring Co. Ltd., Class H*	3,600	25,489
Pernod Ricard SA	223	42,783
Remy Cointreau SA	127	23,666
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	1,650	94,686
Suntory Beverage & Food Ltd.	4,700	166,158
Treasury Wine Estates Ltd.	9,637	69,902
Wuliangye Yibin Co. Ltd., Class A	1,100	49,090
		2,153,306
BIOTECHNOLOGY - 0.9%
3SBio, Inc.*,(a)	7,500	6,839
Abcam PLC	1,520	32,205
Argenx SE*	19	5,626
BeiGene Ltd., ADR*	409	105,681
Celltrion, Inc.*	434	143,263
CSL Ltd.	2,879	629,107
Genmab A/S*	381	154,254
Grifols SA	279	8,152
Innovent Biologics, Inc.*,(a)	4,500	47,618
Jinyu Bio-Technology Co. Ltd., Class A	15,900	50,789
PeptiDream, Inc.*	1,300	65,979
Seegene, Inc.	108	19,188

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio

Portfolio of Investments (Continued)

December 31, 2020

	Shares/ Principal	Fair Value
BIOTECHNOLOGY - 0.9% (Continued)
Swedish Orphan Biovitrum AB*	3,079	$62,273
Zai Lab Ltd., ADR*	399	54,001
		1,384,975
BUILDING PRODUCTS - 0.5%
Assa Abloy AB, Class B	6,073	149,744
China Lesso Group Holdings Ltd.	14,000	21,920
Cie de Saint-Gobain*	3,877	177,889
Daikin Industries Ltd.	800	177,597
Geberit AG	72	45,141
Kingspan Group PLC*	1,598	112,230
ROCKWOOL International A/S, Class B	96	35,948
TOTO Ltd.	800	48,041
		768,510
CAPITAL MARKETS - 2.3%
Amundi SA*,(a)	1,999	163,385
ASX Ltd.	891	49,503
B3 SA - Brasil Bolsa Balcao	16,411	195,825
Banca Generali SpA*	730	24,331
Brookfield Asset Management, Inc., Class A	12,474	515,213
China International Capital Corp. Ltd., Class H*,(a)	20,000	54,167
Credit Suisse Group AG	34,183	440,846
Deutsche Bank AG*	5,057	55,372
DWS Group GmbH & Co. KGaA (a)	539	22,950
East Money Information Co. Ltd., Class A	25,540	121,065
EQT AB	3,134	80,291
Euronext NV (a)	725	79,970
Guotai Junan Securities Co. Ltd., Class A	55,200	147,964
Hithink RoyalFlush Information Network Co. Ltd., Class A	1,800	34,124
Hong Kong Exchanges & Clearing Ltd.	5,000	274,057
Huatai Securities Co. Ltd., Class A	22,000	60,586
IOOF Holdings Ltd.	24,990	67,878
Macquarie Group Ltd.	3,375	360,646
Meritz Securities Co. Ltd.*	5,297	17,871
Mirae Asset Daewoo Co. Ltd.*	1,128	9,802
Natixis SA*	8,047	27,460
NH Investment & Securities Co. Ltd.*	1,090	11,339
Perpetual Ltd.	2,997	80,387
Reinet Investments SCA	690	12,947
Samsung Securities Co. Ltd.*	1,245	46,359
TMX Group Ltd.	2,119	211,468
UBS Group AG	18,431	260,009
		3,425,815
CHEMICALS - 3.5%
Air Liquide SA	3,590	589,699
Akzo Nobel NV	373	40,098
Asahi Kasei Corp.	10,500	107,243
BASF SE	3,079	243,820
Chr Hansen Holding A/S*	2,855	293,971
	Shares/ Principal	Fair Value
CHEMICALS - 3.5% (Continued)
Covestro AG (a)	416	$25,694
Croda International PLC	259	23,353
Daicel Corp.	9,800	71,475
DIC Corp.	3,900	98,364
Givaudan SA	160	675,151
Johnson Matthey PLC	3,155	104,584
Kaneka Corp.	4,900	171,330
Kansai Paint Co. Ltd.	4,700	144,535
Koninklijke DSM NV	2,622	451,707
LG Chem Ltd.*	323	245,008
Mitsubishi Chemical Holdings Corp.	2,900	17,533
Nippon Paint Holdings Co. Ltd.	1,600	175,582
Nippon Shokubai Co. Ltd.	1,400	78,377
Nitto Denko Corp.	800	71,519
Novozymes A/S, Class B	2,922	167,870
Orica Ltd.	3,267	38,193
PTT Global Chemical PCL, NVDR	9,900	19,331
Shin-Etsu Chemical Co. Ltd.	1,500	262,095
Sika AG	2,416	660,884
Sumitomo Chemical Co. Ltd.	40,400	162,390
Teijin Ltd.	1,400	26,306
Toray Industries, Inc.	4,600	27,218
Ube Industries Ltd.	500	9,066
Umicore SA	3,272	157,296
Victrex PLC	1,056	33,865
		5,193,557
COMMERCIAL SERVICES & SUPPLIES - 0.3%
Babcock International Group PLC*	4,838	18,511
Brambles Ltd.	12,900	105,515
Country Garden Services Holdings Co. Ltd.	12,000	81,173
Dai Nippon Printing Co. Ltd.	1,100	19,764
Downer EDI Ltd.	5,252	21,601
GFL Environmental, Inc.	2,924	85,172
HomeServe PLC	3,325	46,587
Loomis AB, Class B	1,244	34,264
Rentokil Initial PLC*	9,497	66,156
		478,743
COMMUNICATIONS EQUIPMENT - 0.2%
Nokia Oyj*	39,719	153,133
Shenzhen Sunway Communication Co. Ltd., Class A	2,900	15,910
Telefonaktiebolaget LM Ericsson, Class B	9,138	108,643
		277,686
CONSTRUCTION & ENGINEERING - 0.3%
China Communications Services Corp. Ltd., Class H	14,000	6,175
CIMIC Group Ltd.*	3,320	62,433
GS Engineering & Construction Corp.*	423	14,719
Kandenko Co. Ltd.	3,900	32,977

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio

Portfolio of Investments (Continued)

December 31, 2020

	Shares/ Principal	Fair Value
CONSTRUCTION & ENGINEERING - 0.3% (Continued)
Metallurgical Corp. of China Ltd., Class H	173,000	$30,567
Vinci SA	3,282	326,716
		473,587
CONSTRUCTION MATERIALS - 0.2%
Anhui Conch Cement Co. Ltd., Class A	4,500	35,519
BBMG Corp., Class H	73,000	14,122
Buzzi Unicem SpA	1,431	34,142
Cemex SAB de CV*	180,400	93,163
China National Building Material Co. Ltd., Class H	16,000	19,232
Siam Cement PCL (The), NVDR	11,100	140,047
		336,225
CONSUMER FINANCE - 0.0%†
AEON Financial Service Co. Ltd.	600	7,183
Cembra Money Bank AG	162	19,646
Credit Saison Co. Ltd.	1,700	19,528
Muangthai Capital PCL, NVDR	8,800	17,330
		63,687
CONTAINERS & PACKAGING - 0.1%
BillerudKorsnas AB	992	17,581
SIG Combibloc Group AG, Class C*	2,053	47,705
Smurfit Kappa Group PLC	767	35,699
Toyo Seikan Group Holdings Ltd.	1,400	15,282
		116,267
DISTRIBUTORS - 0.1%
Jardine Cycle & Carriage Ltd.	9,500	140,525
DIVERSIFIED CONSUMER SERVICES - 0.4%
Benesse Holdings, Inc.	3,100	60,442
IDP Education Ltd.	2,075	31,783
Koolearn Technology Holding Ltd.*,(a)	4,500	16,192
New Oriental Education & Technology Group, Inc., ADR*	1,302	241,925
New Oriental Education & Technology Group, Inc.*	110	19,748
TAL Education Group, ADR*	2,550	182,350
		552,440
DIVERSIFIED FINANCIAL SERVICES - 0.7%
Banca Mediolanum SpA*	2,344	20,363
EXOR NV	684	55,420
FirstRand Ltd.	37,438	130,088
Investor AB, Class B	3,143	229,318
Kinnevik AB, Class B*	4,284	216,742
L E Lundbergforetagen AB, Class B*	948	50,860
M&G PLC	7,398	20,018
Mitsubishi UFJ Lease & Finance Co. Ltd.	40,300	193,215
Onex Corp.	2,562	146,923
		1,062,947
	Shares/ Principal	Fair Value
DIVERSIFIED TELECOMMUNICATION - 1.0%
BT Group PLC, Class A*	108,169	$195,547
Cellnex Telecom SA*,(a)	1,913	114,973
China Telecom Corp. Ltd., Class H	120,000	33,274
China Unicom Hong Kong Ltd.	32,000	18,365
Deutsche Telekom AG	1,760	32,205
Infrastrutture Wireless Italiane SpA (a)	1,669	20,278
KT Corp.	9,083	200,674
NetLink NBN Trust	45,400	33,149
Nippon Telegraph & Telephone Corp.	12,200	312,607
Orange SA	6,840	81,465
Singapore Telecommunications Ltd.	93,300	163,071
Telecom Italia SpA/Milano	94,878	49,198
Telekom Malaysia BHD	33,900	45,593
Telenor ASA	6,725	114,597
Telia Co. AB	5,832	24,116
		1,439,112
ELECTRIC UTILITIES - 1.9%
Acciona SA	146	20,847
CLP Holdings Ltd.	5,000	46,235
EDP - Energias de Portugal SA	25,913	163,475
EDP - Energias do Brasil SA	5,401	20,432
Elia Group SA/NV	191	22,785
Emera, Inc.	5,685	241,412
Enel SpA	52,608	532,714
Fortis, Inc.	7,752	316,408
Hokuriku Electric Power Co.	16,800	109,348
Iberdrola SA	25,700	367,909
Korea Electric Power Corp.	1,531	38,617
Orsted AS (a)	1,874	383,056
Shikoku Electric Power Co., Inc.	16,300	106,093
SSE PLC	9,909	203,177
Tenaga Nasional BHD	61,500	159,311
Terna Rete Elettrica Nazionale SpA	7,469	57,117
		2,788,936
ELECTRICAL EQUIPMENT - 1.8%
ABB Ltd.	6,475	181,003
Ballard Power Systems, Inc.*	883	20,640
Contemporary Amperex Technology Co. Ltd., Class A	2,100	112,745
Legrand SA	4,755	424,713
Mabuchi Motor Co. Ltd.	500	21,769
Nexans SA*	731	52,994
Nidec Corp.	3,600	452,593
Prysmian SpA	2,776	98,772
Schneider Electric SE	3,951	571,891
Siemens Gamesa Renewable Energy SA	2,366	95,793
Signify NV*,(a)	2,619	110,651
Ushio, Inc.	1,300	16,898
Varta AG*	313	45,267

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio

Portfolio of Investments (Continued)

December 31, 2020

	Shares/ Principal	Fair Value
ELECTRICAL EQUIPMENT - 1.8% (Continued)
Vestas Wind Systems A/S	1,438	$340,265
WEG SA	10,075	146,910
Xinjiang Goldwind Science & Technology Co. Ltd., Class H	16,000	32,149
		2,725,053
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 1.9%
Anritsu Corp.	1,100	24,548
BOE Technology Group Co. Ltd., Class A	103,000	94,498
GoerTek, Inc., Class A	2,900	16,549
Halma PLC	810	27,116
Hitachi Ltd.	3,200	125,992
Horiba Ltd.	300	17,580
Inari Amertron BHD	112,200	76,985
Keyence Corp.	1,900	1,067,364
Kingboard Laminates Holdings Ltd.	15,000	24,491
Kyocera Corp.	800	49,017
LG Display Co. Ltd.	1,669	28,500
LG Innotek Co. Ltd.*	177	29,736
Luxshare Precision Industry Co. Ltd., Class A	6,569	56,371
Murata Manufacturing Co. Ltd.	4,200	379,137
Omron Corp.	3,000	267,325
Samsung Electro-Mechanics Co. Ltd.*	462	75,703
Samsung SDI Co. Ltd.	486	280,961
Shimadzu Corp.	1,800	69,911
Sunny Optical Technology Group Co. Ltd.	2,700	59,092
Venture Corp. Ltd.	3,000	44,081
VS Industry BHD	28,200	18,157
Wuxi Lead Intelligent Equipment Co. Ltd.	2,600	33,392
		2,866,506
ENERGY EQUIPMENT & SERVICES - 0.2%
Dialog Group BHD	40,300	34,564
SBM Offshore NV	2,444	46,545
Serba Dinamik Holdings BHD	35,100	15,358
Subsea 7 SA*	2,508	25,730
Tenaris SA	9,677	78,430
Worley Ltd.	1,675	14,851
Yantai Jereh Oilfield Services Group Co. Ltd., Class A	3,700	19,802
		235,280
ENTERTAINMENT - 0.9%
Bilibili, Inc., ADR*	650	55,718
NCSoft Corp.*	149	127,698
NetEase, Inc., ADR	4,179	400,223
NetEase, Inc.	5,800	110,407
Nexon Co. Ltd.	5,100	157,083
Nintendo Co. Ltd.	700	446,327
Ubisoft Entertainment SA*	849	81,898
		1,379,354
	Shares/ Principal	Fair Value
EQUITY REAL ESTATE INVESTMENT - 0.7%
Allied Properties Real Estate Investment Trust	4,295	$127,535
alstria office REIT-AG	3,038	55,014
Ascendas Real Estate Investment Trust	46,200	104,170
Canadian Apartment Properties REIT	1,390	54,542
CapitaLand Integrated Commercial Trust	11,800	19,285
Champion REIT	23,000	13,437
Cofinimmo SA	118	17,585
First Capital Real Estate Investment Trust	1,897	20,176
Frasers Logistics & Commercial Trust	15,300	16,323
Gecina SA	337	52,078
Goodman Group	16,958	247,449
Link REIT	13,400	122,009
Mirvac Group	15,767	32,120
Scentre Group	31,076	66,664
SmartCentres Real Estate Investment Trust	800	14,493
Unibail-Rodamco-Westfield	877	69,298
Vicinity Centres	16,976	21,025
Warehouses De Pauw CVA	1,665	57,571
		1,110,774
FOOD & STAPLES RETAILING - 1.1%
Alimentation Couche-Tard, Inc., Class B	602	20,498
Casino Guichard Perrachon SA*	3,090	95,237
Clicks Group Ltd.	1,174	20,195
Coles Group Ltd.	1,493	20,899
J Sainsbury PLC	76,911	237,076
Kesko Oyj, Class B	3,958	101,893
Kobe Bussan Co. Ltd.	1,400	43,121
Magnit PJSC, GDR	2,720	47,872
Metro, Inc./CN	1,458	65,003
Seven & i Holdings Co. Ltd.	2,900	102,776
Sugi Holdings Co. Ltd.	700	46,782
Tesco PLC	132,416	418,848
Wal-Mart de Mexico SAB de CV	5,777	16,207
Wm Morrison Supermarkets PLC	157,615	382,104
		1,618,511
FOOD PRODUCTS - 2.4%
a2 Milk Co. Ltd. (The)*	3,230	28,070
a2 Milk Co., Ltd.*	8,260	72,980
Bakkafrost P/F*	257	18,385
Barry Callebaut AG	23	54,745
China Feihe Ltd. (a)	7,000	16,394
Dali Foods Group Co. Ltd. (a)	66,000	37,708
Danone SA	5,110	336,126
House Foods Group, Inc.	700	26,578
Kerry Group PLC, Class A	399	57,851
Kewpie Corp.	700	15,391
Leroy Seafood Group ASA	1,903	13,460
Morinaga & Co. Ltd./Japan	2,700	101,467

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio

Portfolio of Investments (Continued)

December 31, 2020

	Shares/ Principal	Fair Value
FOOD PRODUCTS - 2.4% (Continued)
Nestle SA	19,650	$2,317,675
Nisshin Seifun Group, Inc.	4,800	76,292
NongShim Co. Ltd.*	86	23,750
QL Resources BHD	10,350	14,924
Strauss Group Ltd.	750	22,513
Suedzucker AG	1,066	15,221
Uni-President China Holdings Ltd.	21,000	21,369
Yakult Honsha Co. Ltd.	4,900	246,792
Yihai International Holding Ltd.*	2,000	29,663
		3,547,354
GAS UTILITIES - 0.3%
Beijing Enterprises Holdings Ltd.	5,000	16,315
Hong Kong & China Gas Co. Ltd.	61,450	91,773
Italgas SpA	22,320	142,010
Korea Gas Corp.*	431	12,260
Naturgy Energy Group SA	3,577	82,981
Tokyo Gas Co. Ltd.	1,700	39,254
Towngas China Co. Ltd.*	14,000	6,319
		390,912
HEALTH CARE EQUIPMENT & SUPPLIES - 1.7%
Alcon, Inc.*	1,701	113,227
Asahi Intecc Co. Ltd.	1,500	54,700
Cochlear Ltd.	1,769	257,994
Coloplast A/S, Class B	384	58,678
ConvaTec Group PLC (a)	38,700	105,379
Elekta AB, Class B	591	7,948
Fisher & Paykel Healthcare Corp. Ltd.	3,998	94,906
Hartalega Holdings BHD	31,600	95,369
Hoya Corp.	2,300	317,894
Koninklijke Philips NV*	7,379	395,271
Kossan Rubber Industries	13,300	14,879
Nihon Kohden Corp.	600	22,316
Olympus Corp.	2,200	48,083
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	3,100	201,933
Siemens Healthineers AG (a)	1,166	59,891
Smith & Nephew PLC	6,867	141,741
Sonova Holding AG*	146	37,989
Sri Trang Gloves Thailand PCL, NVDR	6,500	16,489
Straumann Holding AG	34	39,675
Supermax Corp. BHD*	16,560	24,742
Sysmex Corp.	1,900	228,195
Terumo Corp.	3,300	137,824
Top Glove Corp BHD	29,300	44,578
		2,519,701
HEALTH CARE PROVIDERS & SERVICES - 0.2%
Guangzhou Kingmed Diagnostics Group Co. Ltd., Class A	1,300	25,468
Notre Dame Intermedica Participacoes SA	1,783	26,892
	Shares/ Principal	Fair Value
HEALTH CARE PROVIDERS & SERVICES - 0.2% (Continued)
Ramsay Health Care Ltd.	3,176	$152,388
Sonic Healthcare Ltd.	1,759	43,638
		248,386
HEALTH CARE TECHNOLOGY - 0.2%
Alibaba Health Information Technology Ltd.*	8,000	23,627
M3, Inc.	2,800	264,230
Medley, Inc.*	400	17,589
		305,446
HOTELS, RESTAURANTS & LEISURE - 1.0%
Aristocrat Leisure Ltd.	12,511	299,277
Compass Group PLC	8,051	150,002
Corporate Travel Management Ltd.*	1,280	17,285
Entain PLC*	1,207	18,702
Evolution Gaming Group AB (a)	157	15,959
Flight Centre Travel Group Ltd.*	1,306	15,973
Flutter Entertainment PLC*	1,211	247,299
Huazhu Group Ltd., ADR	1,624	73,129
Jiumaojiu International Holdings Ltd.*,(a)	10,000	30,436
Minor International PCL, NVDR*	23,500	20,198
Oriental Land Co. Ltd./Japan	1,400	231,062
Pandox AB, Class B*	2,462	43,529
Resorttrust, Inc.	1,300	18,560
Restaurant Brands International, Inc.	1,857	113,446
Sands China Ltd.	33,600	147,550
Tabcorp Holdings Ltd.	18,656	56,144
		1,498,551
HOUSEHOLD DURABLES - 0.7%
LG Electronics, Inc.	848	105,385
Man Wah Holdings Ltd.	25,600	55,533
Panasonic Corp.	7,100	81,869
Sekisui House Ltd.	3,200	65,088
Sony Corp.	6,600	657,475
Taylor Wimpey PLC*	52,260	118,442
		1,083,792
HOUSEHOLD PRODUCTS - 0.4%
Henkel AG & Co. KGaA	323	31,162
Reckitt Benckiser Group PLC	2,653	237,247
Unicharm Corp.	5,400	255,865
		524,274
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS - 0.2%
B Grimm Power PCL, NVDR	12,600	20,397
B Grimm Power PCL	11,900	19,264
Brookfield Renewable Corp., Class A	316	18,419
Datang International Power Generation Co. Ltd., Class H	124,000	15,992
Electric Power Development Co. Ltd.	3,200	44,043

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio

Portfolio of Investments (Continued)

December 31, 2020

	Shares/ Principal	Fair Value
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS - 0.2% (Continued)
Energix-Renewable Energies Ltd.	4,483	$20,469
Gulf Energy Development PCL, NVDR	22,500	25,722
Gulf Energy Development PCL	13,500	15,433
Huadian Power International Corp. Ltd., Class H	62,000	15,592
Innergex Renewable Energy, Inc., Class Common Subscription Receipt	1,380	29,647
		224,978
INDUSTRIAL CONGLOMERATES - 0.9%
Alfa SAB de CV, Class A	18,300	13,152
Jardine Strategic Holdings Ltd.	1,000	24,880
Keppel Corp. Ltd.	4,900	19,946
NWS Holdings Ltd.	9,000	8,346
Samsung C&T Corp.*	342	43,447
Shanghai Industrial Holdings Ltd.	24,000	32,809
Siemens AG	6,167	886,763
SK Holdings Co. Ltd.	350	77,488
SM Investments Corp.	920	20,096
Smiths Group PLC	7,461	153,441
Toshiba Corp.	4,100	114,567
		1,394,935
INSURANCE - 3.7%
Aegon NV	67,286	266,330
AIA Group Ltd.	57,600	705,714
Allianz SE	1,999	490,887
ASR Nederland NV	1,837	73,836
Assicurazioni Generali SpA	15,125	263,898
Aviva PLC	3,704	16,466
AXA SA	10,145	242,201
China Life Insurance Co. Ltd., Class H	64,000	141,143
CNP Assurances*	10,042	161,941
Direct Line Insurance Group PLC	4,188	18,262
Fairfax Financial Holdings Ltd.	112	38,141
Great-West Lifeco, Inc., Class Common Subscription Receipt	3,540	84,332
Hannover Rueck SE	93	14,827
Insurance Australia Group Ltd.	41,550	150,692
Intact Financial Corp., Class Common Subscription Receipt	230	27,210
Japan Post Holdings Co. Ltd.	38,800	301,696
Japan Post Insurance Co. Ltd.	1,000	20,456
Mapfre SA	7,324	14,275
MS&AD Insurance Group Holdings, Inc.	2,500	76,057
Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen	232	68,922
NN Group NV	2,829	122,984
PICC Property & Casualty Co. Ltd., Class H	8,000	6,056
Ping An Insurance Group Co. of China Ltd., Class H	52,000	637,103
	Shares/ Principal	Fair Value
INSURANCE - 3.7% (Continued)
Prudential PLC	16,166	$297,662
QBE Insurance Group Ltd.	4,590	30,212
Sampo Oyj, Class A	4,744	200,662
Samsung Fire & Marine Insurance Co. Ltd.*	77	13,291
Samsung Life Insurance Co. Ltd.*	645	46,966
Sanlam Ltd.	25,363	101,443
SCOR SE*	2,035	65,784
Swiss Re AG	3,707	349,501
Talanx AG	628	24,404
Tokio Marine Holdings, Inc.	1,700	87,400
Unipol Gruppo SpA*	26,582	127,171
Zurich Insurance Group AG	475	200,704
		5,488,629
INTERACTIVE MEDIA & SERVICES - 2.9%
Adevinta ASA, Class B*	3,004	50,523
Auto Trader Group PLC (a)	2,300	18,738
Baidu, Inc., ADR*	1,451	313,764
Dip Corp.	600	15,999
JOYY, Inc., ADR	990	79,180
Kakaku.com, Inc.	1,000	27,411
Kakao Corp.	513	183,940
NAVER Corp.*	973	261,993
REA Group Ltd.	199	22,859
Rightmove PLC*	11,560	102,839
Scout24 AG (a)	575	47,172
SEEK Ltd.	7,327	161,305
Tencent Holdings Ltd.	39,300	2,858,606
Z Holdings Corp.	18,500	111,883
		4,256,212
INTERNET & DIRECT MARKETING RETAIL - 4.0%
Alibaba Group Holding Ltd., ADR*	10,814	2,516,742
HelloFresh SE*	550	42,531
JD.com, Inc., ADR*	7,667	673,929
JD.com, Inc., Class A*	3,400	149,964
Just Eat Takeaway.com NV*,(a)	217	24,533
Meituan, Class B*	25,900	984,046
Naspers Ltd., Class N	2,516	517,177
Ocado Group PLC*	2,396	74,904
Pinduoduo, Inc., ADR*	2,499	443,997
Prosus NV*	4,025	435,154
Vipshop Holdings Ltd., ADR*	1,116	31,371
		5,894,348
IT SERVICES - 1.2%
Adyen NV*,(a)	29	67,595
Afterpay Ltd.*	817	74,392
Amadeus IT Group SA	2,245	163,603
Capgemini SE	219	33,977
CGI, Inc., Class A*	3,059	242,487
GDS Holdings Ltd., ADR*	1,253	117,331

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio

Portfolio of Investments (Continued)

December 31, 2020

	Shares/ Principal	Fair Value
IT SERVICES - 1.2% (Continued)
GDS Holdings Ltd., Class A*	3,100	$36,122
Network International Holdings PLC*,(a)	5,682	25,367
NEXTDC Ltd.*	1,891	17,846
NS Solutions Corp.	600	17,667
NTT Data Corp.	3,800	51,933
Obic Co. Ltd.	600	120,471
Samsung SDS Co. Ltd.*	156	25,634
SCSK Corp.	500	28,573
Shopify, Inc., Class A*	604	681,429
Worldline SA/France*,(a)	1,016	98,331
		1,802,758
LEISURE PRODUCTS - 0.1%
Bandai Namco Holdings, Inc.	400	34,582
Shimano, Inc.	500	116,640
Yamaha Corp.	900	52,913
		204,135
LIFE SCIENCES TOOLS & SERVICES - 0.8%
Eurofins Scientific SE*	740	62,139
Lonza Group AG	588	378,364
Pharmaron Beijing Co. Ltd., Class H (a)	3,800	64,200
QIAGEN NV*	1,049	54,485
Samsung Biologics Co. Ltd.*,(a)	113	85,923
WuXi AppTec Co. Ltd., Class A	3,100	63,860
WuXi AppTec Co. Ltd., Class H (a)	9,500	185,985
Wuxi Biologics Cayman, Inc.*,(a)	20,000	265,159
		1,160,115
MACHINERY - 2.5%
Alstom SA*	2,020	115,200
Amada Co. Ltd.	5,400	59,259
Atlas Copco AB, Class A	10,215	523,776
Atlas Copco AB, Class B	7,372	330,605
Daifuku Co. Ltd.	400	49,436
Epiroc AB, Class A	6,910	125,915
Epiroc AB, Class B	4,958	83,916
FANUC Corp.	1,900	466,696
Glory Ltd.	800	16,125
Harmonic Drive Systems, Inc.	200	17,860
Hoshizaki Corp.	200	18,345
Interpump Group SpA	655	32,329
KION Group AG	657	57,204
Knorr-Bremse AG	794	108,497
Komatsu Ltd.	3,900	106,429
Kone Oyj, Class B	1,394	113,356
Kubota Corp.	5,000	109,012
Metso Outotec Oyj	2,025	20,255
Rational AG	28	26,088
Sany Heavy Industry Co. Ltd., Class A	14,400	77,023
Shenzhen Inovance Technology Co. Ltd., Class A	8,100	115,559
	Shares/ Principal	Fair Value
MACHINERY - 2.5% (Continued)
Sinotruk Hong Kong Ltd.	13,500	$34,473
SMC Corp.	700	426,800
Spirax-Sarco Engineering PLC	548	84,610
Sumitomo Heavy Industries Ltd.	1,100	27,126
Techtronic Industries Co. Ltd.	13,500	192,562
THK Co. Ltd.	600	19,352
UWC BHD	17,600	42,879
Volvo AB, Class A*	925	22,008
Volvo AB, Class B*	888	20,955
Yangzijiang Shipbuilding Holdings Ltd.	80,300	58,023
Yaskawa Electric Corp.	3,300	163,969
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A	41,299	62,519
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H	15,200	18,231
		3,746,392
MARINE - 0.2%
COSCO SHIPPING Holdings Co. Ltd., Class H*	61,500	73,763
Kuehne + Nagel International AG	730	165,829
		239,592
MEDIA - 0.4%
Dentsu Group, Inc.	900	26,718
Eutelsat Communications SA	8,267	93,666
Fuji Media Holdings, Inc.	4,900	52,206
Informa PLC*	28,541	214,187
Megacable Holdings SAB de CV	3,800	13,762
MultiChoice Group	1,493	13,620
Nippon Television Holdings, Inc.	3,900	42,458
RTL Group SA*	2,250	109,404
Schibsted ASA, Class A*	415	17,755
Schibsted ASA, Class B*	581	21,701
Singapore Press Holdings Ltd.	24,700	21,118
TBS Holdings, Inc.	1,500	26,326
		652,921
METALS & MINING - 3.3%
Agnico Eagle Mines Ltd.	1,753	123,274
Alumina Ltd.	24,871	35,217
Anglo American Platinum Ltd.	1,619	159,065
Anglo American PLC	9,499	313,642
AngloGold Ashanti Ltd.	1,113	25,954
Aurubis AG	313	24,380
Barrick Gold Corp.	3,833	87,250
BHP Group Ltd.	16,758	548,676
BHP Group PLC	9,992	262,927
Boliden AB	4,806	170,528
China Molybdenum Co. Ltd., Class A	29,600	28,288
Deterra Royalties Ltd.*	16,393	60,718

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio

Portfolio of Investments (Continued)

December 31, 2020

	Shares/ Principal	Fair Value
METALS & MINING - 3.3% (Continued)
Equinox Gold Corp., Class Common Subscription Receipt*	1,717	$17,750
First Majestic Silver Corp.*	3,497	46,883
Fortescue Metals Group Ltd.	1,429	25,836
Franco-Nevada Corp.	1,100	137,802
Glencore PLC*	33,061	105,299
Gold Fields Ltd.	6,626	62,057
Grupo Mexico SAB de CV	24,249	102,701
Hyundai Steel Co.*	397	14,472
IGO Ltd.	2,547	12,539
Iluka Resources Ltd.	76,939	385,311
Impala Platinum Holdings Ltd.	5,168	71,035
Ivanhoe Mines Ltd., Class A*	5,840	31,446
Jiangxi Copper Co. Ltd., Class H	24,000	37,700
KAZ Minerals PLC	2,137	19,280
Kirkland Lake Gold Ltd.	1,933	79,808
Korea Zinc Co. Ltd.*	96	35,482
Lundin Mining Corp., Class Common Subscription Receipt	2,541	22,538
Mineral Resources Ltd.	1,521	43,954
Mitsubishi Materials Corp.	2,600	54,647
MMG Ltd.*	40,000	17,385
Newcrest Mining Ltd.	628	12,493
Northam Platinum Ltd.*	2,292	32,695
Northern Star Resources Ltd.	7,078	69,309
Osisko Gold Royalties Ltd.	1,634	20,688
OZ Minerals Ltd.	886	12,908
POSCO	1,010	252,895
Press Metal Aluminium Holdings BHD	36,400	75,922
Pretium Resources, Inc.*	2,697	30,886
Regis Resources Ltd.	3,408	9,835
Rio Tinto PLC	3,735	279,274
Sibanye Stillwater Ltd.	7,816	31,927
Sims Ltd.	5,566	57,768
South32 Ltd.	13,719	26,148
SSAB AB, Class A*	12,072	43,069
SSR Mining, Inc.*	2,381	47,770
St Barbara Ltd.	47,502	86,506
Teck Resources Ltd., Class B	4,249	77,042
Vale SA	22,963	386,607
Wheaton Precious Metals Corp.	4,279	178,549
Zhaojin Mining Industry Co. Ltd., Class H	15,000	17,856
Zhejiang Huayou Cobalt Co. Ltd., Class A*	4,200	50,928
		4,964,919
MULTILINE RETAIL - 0.3%
Lifestyle International Holdings Ltd.*	22,500	17,846
Magazine Luiza SA	14,517	69,731
Marks & Spencer Group PLC*	100,201	186,690
Next PLC*	273	26,443
	Shares/ Principal	Fair Value
MULTILINE RETAIL - 0.3% (Continued)
Ryohin Keikaku Co. Ltd.	4,500	$91,748
Seria Co. Ltd.	600	22,025
Woolworths Holdings Ltd./South Africa	8,448	22,741
		437,224
MULTI-UTILITIES - 0.7%
Algonquin Power & Utilities Corp.	2,755	45,304
Centrica PLC*	55,807	35,549
E.ON SE	58,418	647,871
Engie SA	8,539	130,808
National Grid PLC	7,389	87,368
RWE AG	1,399	59,175
		1,006,075
OIL, GAS & CONSUMABLE FUELS - 3.7%
ARC Resources Ltd.	4,085	19,239
BP PLC	54,627	190,265
Cameco Corp.	2,013	26,940
Canadian Natural Resources Ltd.	2,751	66,054
Cenovus Energy, Inc.	4,919	29,923
CNOOC Ltd.	107,000	99,081
Cosan SA	1,215	17,714
COSCO SHIPPING Energy Transportation Co. Ltd., Class H	26,000	10,227
Ecopetrol SA	78,611	52,101
Enbridge, Inc.	8,562	273,594
Equinor ASA	20,534	347,632
Euronav NV	1,382	11,160
Galp Energia SGPS SA	13,565	145,294
Gaztransport Et Technigaz SA	482	46,708
GS Holdings Corp.*	1,349	46,631
Imperial Oil Ltd.	1,488	28,218
Inpex Corp.	19,700	106,090
Inter Pipeline Ltd.	5,595	52,129
Keyera Corp.	1,340	23,792
Koninklijke Vopak NV	3,100	163,061
Neste Oyj	3,152	228,158
Novatek PJSC, GDR	602	98,367
Oil Search Ltd.	18,538	53,071
Parex Resources, Inc.*	1,316	18,098
Pembina Pipeline Corp.	9,369	221,356
PetroChina Co. Ltd., Class H	168,000	52,000
Petroleo Brasileiro SA	32,003	177,753
Petronas Dagangan BHD	14,500	77,141
PTT Exploration & Production PCL, NVDR	29,700	97,397
PTT PCL, NVDR	164,100	232,785
Repsol SA	11,672	117,821
Royal Dutch Shell PLC, Class A	32,715	580,373
Royal Dutch Shell PLC, Class B	26,092	449,184
SK Innovation Co. Ltd.*	369	64,540

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio

Portfolio of Investments (Continued)

December 31, 2020

	Shares/ Principal	Fair Value
OIL, GAS & CONSUMABLE FUELS - 3.7% (Continued)
Star Petroleum Refining PCL, NVDR	47,400	$12,736
Suncor Energy, Inc.	7,301	122,352
TC Energy Corp.	9,143	371,390
TOTAL SE	10,001	431,956
Tourmaline Oil Corp., Class Common Subscription Receipt	3,145	42,361
Ultrapar Participacoes SA	30,797	140,757
Woodside Petroleum Ltd.	8,538	149,819
YPF SA, ADR*	1,844	8,667
		5,503,935
PAPER & FOREST PRODUCTS - 0.1%
Suzano SA*	1,897	21,380
Svenska Cellulosa AB SCA, Class B*	7,943	138,596
		159,976
PERSONAL PRODUCTS - 2.0%
Beiersdorf AG	5,917	683,722
Kao Corp.	9,600	741,072
Kobayashi Pharmaceutical Co. Ltd.	400	48,855
LG Household & Health Care Ltd.*	66	98,426
L'Oreal SA	947	360,124
Pola Orbis Holdings, Inc.	5,500	111,550
Shiseido Co. Ltd.	2,100	145,146
Unilever PLC	12,681	765,399
		2,954,294
PHARMACEUTICALS - 4.9%
Astellas Pharma, Inc.	23,200	358,185
AstraZeneca PLC	8,019	802,825
Bausch Health Cos., Inc.*	1,852	38,392
Bayer AG	2,767	163,032
CanSino Biologics, Inc., Class H*,(a)	1,400	31,868
Chugai Pharmaceutical Co. Ltd.	4,200	223,862
CSPC Pharmaceutical Group Ltd.	103,040	105,381
Daiichi Sankyo Co. Ltd.	7,800	267,064
Eisai Co. Ltd.	1,900	135,666
GlaxoSmithKline PLC	30,493	559,378
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class H	12,000	29,436
Hansoh Pharmaceutical Group Co. Ltd.*,(a)	4,000	19,397
Ipsen SA	961	79,839
Jiangsu Hengrui Medicine Co. Ltd., Class A	443	7,550
Kissei Pharmaceutical Co. Ltd.	400	8,667
Merck KGaA	265	45,507
Nippon Shinyaku Co. Ltd.	900	59,015
Novartis AG	9,536	902,411
Novo Nordisk A/S, Class B	10,594	742,982
Ono Pharmaceutical Co. Ltd.	600	18,062
Otsuka Holdings Co. Ltd.	1,100	47,071
Roche Holding AG	3,901	1,363,662
	Shares/ Principal	Fair Value
PHARMACEUTICALS - 4.9% (Continued)
Roche Holding AG	377	$132,213
Sanofi	4,911	472,897
Sawai Pharmaceutical Co. Ltd.	400	18,132
Shijiazhuang Yiling Pharmaceutical Co. Ltd., Class A	5,300	20,666
Shionogi & Co. Ltd.	2,700	147,363
Sino Biopharmaceutical Ltd.	21,000	20,312
Takeda Pharmaceutical Co. Ltd.	8,500	309,143
Teva Pharmaceutical Industries Ltd.*	1,191	11,332
Teva Pharmaceutical Industries Ltd., ADR*	10,370	100,070
UCB SA	975	100,781
		7,342,161
PROFESSIONAL SERVICES - 1.0%
Bureau Veritas SA*	3,509	93,425
Experian PLC	8,171	310,173
Nihon M&A Center, Inc.	700	46,782
Recruit Holdings Co. Ltd.	14,700	615,223
RELX PLC	7,077	173,405
SGS SA	46	138,944
Wolters Kluwer NV	1,182	99,877
		1,477,829
REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.8%
ADLER Group SA*,(a)	470	16,677
Aroundtown SA	824	6,170
CapitaLand Ltd.	33,800	83,883
China Overseas Land & Investment Ltd.	25,000	54,360
China Vanke Co. Ltd., Class A	21,400	93,914
CK Asset Holdings Ltd.	12,000	61,595
Colliers International Group, Inc.	279	24,808
Daito Trust Construction Co. Ltd.	400	37,348
Daiwa House Industry Co. Ltd.	3,500	103,869
Deutsche Wohnen SE	1,997	106,753
ESR Cayman Ltd.*,(a)	6,600	23,663
FirstService Corp.	564	77,127
Henderson Land Development Co. Ltd.	12,000	46,816
Hongkong Land Holdings Ltd.	14,400	59,472
Hysan Development Co. Ltd.	9,000	33,022
Kaisa Group Holdings Ltd.*	29,000	14,325
KE Holdings, Inc., ADR*	1,102	67,817
Kerry Properties Ltd.	39,500	100,051
Kojamo Oyj	1,608	35,611
KWG Group Holdings Ltd.	15,500	21,150
LEG Immobilien AG	406	63,119
Lendlease Group	8,315	84,053
Logan Group Co. Ltd.	26,000	42,585
Mitsui Fudosan Co. Ltd.	2,000	41,813
New World Development Co. Ltd.	13,000	60,525
Poly Developments and Holdings Group Co. Ltd.	7,200	17,417
Poly Property Services Co. Ltd.	3,000	23,640

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio

Portfolio of Investments (Continued)

December 31, 2020

	Shares/ Principal	Fair Value
REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.8% (Continued)
Samhallsbyggnadsbolaget i Norden AB	20,545	$71,698
Seazen Group Ltd.	20,000	16,637
Shenzhen Investment Ltd.	38,000	13,036
Sino Land Co. Ltd.	14,000	18,236
SM Prime Holdings, Inc.	21,800	17,477
Sun Hung Kai Properties Ltd.	16,000	206,349
Sunac China Holdings Ltd.	7,000	25,865
Swire Pacific Ltd., Class A	24,000	133,095
Swire Properties Ltd.	106,800	310,599
Times China Holdings Ltd.	13,000	18,074
Vonovia SE	3,270	239,100
Wharf Holdings Ltd. (The)	41,000	110,249
Wharf Real Estate Investment Co. Ltd.	12,000	62,446
Yuexiu Property Co. Ltd.	60,000	12,071
Yuzhou Properties Co. Ltd.	20,000	7,222
		2,663,737
ROAD & RAIL - 0.9%
Canadian National Railway Co.	5,244	576,017
Central Japan Railway Co.	1,400	197,840
CJ Logistics Corp*	69	10,512
Hitachi Transport System Ltd.	800	23,788
Kyushu Railway Co.	5,600	120,684
Localiza Rent a Car SA	6,998	92,894
MTR Corp. Ltd.	43,000	240,403
Odakyu Electric Railway Co. Ltd.	700	21,967
Sankyu, Inc.	600	22,636
Tokyu Corp.	1,500	18,611
West Japan Railway Co.	1,000	52,293
		1,377,645
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.1%
Advantest Corp.	1,900	142,254
ASML Holding NV	2,257	1,097,855
Disco Corp.	300	100,973
Eugene Technology Co. Ltd.	567	17,407
Hangzhou First Applied Material Co. Ltd., Class A	2,300	30,035
Infineon Technologies AG	8,581	329,573
LONGi Green Energy Technology Co. Ltd., Class A	8,320	117,298
Rohm Co. Ltd.	1,500	145,140
SCREEN Holdings Co. Ltd.	300	22,083
SK Hynix, Inc.	3,191	348,093
STMicroelectronics NV	6,521	241,597
Tokyo Electron Ltd.	900	334,738
Tower Semiconductor Ltd.*	667	17,319
Will Semiconductor Ltd., Class A	100	3,534
Xinyi Solar Holdings Ltd.	42,000	109,687
		3,057,586
	Shares/ Principal	Fair Value
SOFTWARE - 1.7%
Altium Ltd.	634	$16,629
Constellation Software, Inc.	114	147,906
Dassault Systemes SE	2,583	525,105
Descartes Systems Group, Inc. (The)*	1,222	71,411
Glodon Co. Ltd., Class A	3,200	38,528
Kinaxis, Inc.*	186	26,329
Kingdee International Software Group Co. Ltd.*	25,000	101,885
Lightspeed POS, Inc.*	798	56,273
Nice Ltd.*	967	271,054
Oracle Corp. Japan	600	78,164
Rakus Co. Ltd.	700	16,218
Sage Group PLC (The)	1,690	13,445
Sangfor Technologies, Inc., Class A	900	34,131
SAP SE	7,245	950,465
SimCorp A/S	289	43,016
Technology One Ltd.	8,075	51,095
Topicus.com, Inc.*	212	801
TOTVS SA	4,800	26,540
Trend Micro, Inc./Japan	500	28,767
WiseTech Global Ltd.	1,596	37,870
		2,535,632
SPECIALTY RETAIL - 1.2%
China Tourism Group Duty Free Corp. Ltd., Class A	800	34,551
Dunelm Group PLC*	11,542	191,379
Fast Retailing Co. Ltd.	600	537,382
Fielmann AG*	1,576	128,136
Hennes & Mauritz AB, Class B*	8,848	185,309
Home Product Center PCL, NVDR	61,100	27,940
Industria de Diseno Textil SA	11,944	380,551
JD Sports Fashion PLC*	11,129	130,830
Kingfisher PLC*	11,349	41,949
Sanrio Co. Ltd.	700	9,560
WH Smith PLC	4,748	98,003
Yamada Holdings Co. Ltd.	13,700	72,716
		1,838,306
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 2.1%
Canon, Inc.	11,400	218,405
FUJIFILM Holdings Corp.	3,900	205,416
Konica Minolta, Inc.	25,600	97,694
Lenovo Group Ltd.	120,000	113,286
Ricoh Co. Ltd.	7,400	48,523
Samsung Electronics Co. Ltd.	27,241	2,031,226
Seiko Epson Corp.	700	10,380
Xiaomi Corp., Class B*,(a)	94,200	403,340
		3,128,270

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio

Portfolio of Investments (Continued)

December 31, 2020

	Shares/ Principal	Fair Value
TEXTILES, APPAREL & LUXURY GOODS - 2.7%
adidas AG*	1,709	$622,923
ANTA Sports Products Ltd.	7,000	110,951
Cie Financiere Richemont SA, Class A	4,900	443,908
EssilorLuxottica SA	1,345	209,906
Hermes International	539	580,090
HUGO BOSS AG	4,623	154,365
Kering SA	686	498,913
Li Ning Co. Ltd.	11,000	75,614
LVMH Moet Hennessy Louis Vuitton SE	1,854	1,158,957
Puma SE*	1,645	185,736
		4,041,363
TOBACCO - 0.8%
British American Tobacco PLC	13,052	483,146
Gudang Garam TBK PT*	6,500	18,968
Imperial Brands PLC	7,848	164,726
Japan Tobacco, Inc.	18,500	376,648
KT&G Corp.	766	58,597
Swedish Match AB	1,167	90,631
		1,192,716
TRADING COMPANIES & DISTRIBUTORS - 0.5%
Barloworld Ltd.	16,976	105,286
Electrocomponents PLC	5,527	65,768
Howden Joinery Group PLC*	11,936	112,515
Mitsubishi Corp.	800	19,689
MonotaRO Co. Ltd.	800	40,680
Posco International Corp.*	432	5,786
Rexel SA*	3,107	49,021
Sojitz Corp.	28,700	63,935
Sumitomo Corp.	14,600	193,097
Travis Perkins PLC*	1,018	18,744
		674,521
TRANSPORTATION INFRASTRUCTURE - 0.4%
Aena SME SA*,(a)	544	94,650
Aeroports de Paris*	250	32,455
Atlas Arteria Ltd.	15,892	79,710
EcoRodovias Infraestrutura e Logistica SA*	7,310	18,816
Grupo Aeroportuario del Centro Norte SAB de CV, Class B*	1,800	11,596
Grupo Aeroportuario del Pacifico SAB de CV, Class B*	2,161	24,077
Kamigumi Co. Ltd.	1,100	20,062
Shenzhen International Holdings Ltd.	9,500	15,339
Sydney Airport*	9,693	47,944
Transurban Group	22,428	236,408
		581,057
WIRELESS TELECOMMUNICATION SERVICES - 1.4%
1&1 Drillisch AG	892	22,308
Advanced Info Service PCL, NVDR	13,300	78,131
America Movil SAB de CV	328,489	238,880
China Mobile Ltd.	33,000	188,113
	Shares/ Principal	Fair Value
WIRELESS TELECOMMUNICATION SERVICES - 1.4% (Continued)
KDDI Corp.	10,900	$323,690
Mobile TeleSystems PJSC, ADR	3,291	29,454
Rogers Communications, Inc., Class B	265	12,327
SK Telecom Co. Ltd.	1,045	228,952
SoftBank Corp.	16,800	210,397
SoftBank Group Corp.	9,000	702,426
Tele2 AB, Class B	3,258	43,083
Vodacom Group Ltd.	2,599	22,009
Vodafone Group PLC	30,951	51,168
		2,150,938
TOTAL COMMON STOCKS (Cost - $111,871,299)		132,984,311
EXCHANGE TRADED FUNDS - 6.3%
EQUITY FUNDS - 6.3%
iShares MSCI India ETF	95,974	3,860,074
iShares MSCI Taiwan ETF	87,282	4,632,929
iShares MSCI Turkey ETF	34,474	913,561
TOTAL EXCHANGE TRADED FUNDS (Cost - $6,713,232)		9,406,564
PREFERRED STOCKS - 1.2%
AIRLINES - 0.0%†
Azul SA*	3,363	25,445
AUTOMOBILES - 0.4%
Porsche Automobil Holding SE	312	21,531
Volkswagen AG	2,603	485,443
		506,974
BANKS - 0.4%
Banco Bradesco SA	61,034	318,906
Bancolombia SA	1,950	20,124
Itau Unibanco Holding SA, 0.44%	36,112	219,903
		558,933
ELECTRIC UTILITIES - 0.0%†
Cia Energetica de Minas Gerais	12,471	34,958
HOUSEHOLD PRODUCTS - 0.1%
Henkel AG & Co. KGaA, 1.42%	536	60,533
METALS & MINING - 0.0%†
Gerdau SA	5,315	25,019
OIL, GAS & CONSUMABLE FUELS - 0.1%
Petroleo Brasileiro SA	31,848	173,766
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.2%
Samsung Electronics Co. Ltd.	4,829	327,179
TOTAL PREFERRED STOCKS (Cost - $1,460,819)		1,712,807

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio

Portfolio of Investments (Continued)

December 31, 2020

	Shares/ Principal	Fair Value
RIGHTS - 0.0%†
Repsol SA, expires 1/13/21*	16,606	$5,703
IGO Ltd., expires 1/21/21*	768	1,055
TOTAL RIGHTS (Cost - $5,828)		6,758
WARRANTS - 0.0%†
Cie Financiere Richemont SA, expires 11/22/23* (Cost - $0)	20,812	5,415
SHORT-TERM INVESTMENTS - 2.0%
MONEY MARKET FUNDS - 2.0%
Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 0.01% (b) (Cost - $2,997,364)	2,997,364	2,997,364
TOTAL INVESTMENTS - 99.0% (Cost - $123,048,542)		$147,113,219
OTHER ASSETS LESS LIABILITIES - NET 1.0%		1,443,729
TOTAL NET ASSETS - 100.0%		$148,556,948

*  Non-income producing security.

†  Represents less than 0.05%.

(a)  144A - Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers. As of December 31, 2020, these securities amounted to $3,151,414 or 2.1% of net assets.

(b)  The rate shown is the annualized seven-day yield at period end.

ADR - American Depositary Receipt

CVA - Certificate Van Aandelen (Bearer)

ETF - Exchange Traded Fund

GDR - Global Depositary Receipt

NVDR - Non-Voting Depositary Receipt

PLC - Public Limited Company

REIT - Real Estate Investment Trust

FUTURES CONTRACTS
LONG FUTURES CONTRACTS	Counterparty	Number of Contracts	Expiration Date	Notional Value	Fair Value/ Unrealized Appreciation (Depreciation)
MSCI EAFE Future	Goldman Sachs & Co.	23	3/19/2021	$2,450,420	$25,185
MSCI Emerging Market Index Future	Goldman Sachs & Co.	17	3/19/2021	1,094,970	28,050
S&P/TSX 60 Index Future	Goldman Sachs & Co.	1	3/18/2021	161,523	159
TOTAL NET UNREALIZED APPRECIATION ON FUTURES CONTRACTS					$53,394

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

Portfolio Review

December 31, 2020 (Unaudited)

Investment Objective

The Portfolio seeks to provide long-term capital appreciation.

Management Review

The Portfolio is sub-advised by BlackRock Investment Management, LLC ("BlackRock").

How did the Portfolio perform during the period?

During 2020, the Class I shares of Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio outperformed its reference benchmark, the Russell Midcap® Growth Index. The Portfolio posted a return of 36.52% compared to a benchmark return of 35.59%, a difference of 93 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio's performance?

BlackRock's Scientific Active Equity ("SAE") process systematically tracks and ranks the characteristics of companies in order to seek to construct a portfolio that has the best trade-off between returns, risk and costs. The SAE investment model groups the universe of securities based on an analysis of a wide range of factors, such as relative value ("Value"), earnings quality ("Quality"), market sentiment ("Sentiment"), and thematic insights. Value insights seek to incorporate, where appropriate, asset value, sales, earnings and cash flow forecasts over short and long periods. Quality measures aim to assess the sustainability of earnings and the quality of corporate management by investigating company financials as well as other company statements. Sentiment criteria seek to infer information about a company's value from changes in analysts' forecasts, linkages between companies, management decisions and the behavior of other market participants in equities and other securities markets. And lastly, thematic insights seek to identify and exploit commonalities among groups of stocks that are believed to drive prices but that currently appear to be less obvious to the market.

Portfolio outperformance displayed marked resilience throughout a volatile year and performed best amidst sharp market rotations, while the Portfolio struggled to keep up amidst frothier market environments. The positive relative performance was primarily driven by the Portfolio's sentiment and fundamental quality-based measures, while select macro thematic measures and contrarian measures struggled. Although trend-based sentiment measures faltered near the end of 2020, faster moving sentiment measures constructed from alternative data were able to correctly position the portfolio throughout the COVID-19 crisis witnessed earlier in the period. Insights which captured firms likely to benefit during the recovery were most additive. Evaluating how companies were navigating fast changing consumer habits and the emergence from lockdown using supply mobile app data was most effective. The real time nature of these types of measures were helpful in evaluating the quickly evolving marketplace. Other Sentiment-based measures that look to bond data and supply chain linkages were also notable performers.

Nontraditional measures of Quality, such as ESG related insights, were other top contributors. Specifically, an insight that looks to capture investor flows into ESG-related positions was one of the best performing insights as it was able to follow the broader sustainability market trend. Traditional Quality insights, such as balance sheet strength, provided ballast throughout the volatile market period. Notably, an insight that takes the opposite view of concentrated style positions was a notable contributor for the period.

Conversely, select Sentiment insights that capture COVID-19 related trends, specifically those that evaluate work-from-home indicators, struggled later in the period amidst the broader re-opening trend and as several notable employers made forward looking comments concerning the desire for employees to return to office. Stability insights also dragged on performance. Specifically, a preference for lower volatility stocks struggled amid the sharp market recovery observed after economies emerged post-lockdown. Select fundamental measures dragged on performance as markets focused on broad economic challenges and fading stimulus as a more dominant driver of share price performance than stock specific fundamentals. Traditional valuation measures, such as comparing valuations across sales or comparing research across price, were weak.

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

Portfolio Review (Continued)

December 31, 2020 (Unaudited)

How was the Portfolio positioned at period end?

From a sector positioning perspective, the Portfolio remained largely sector neutral at the end of the period. The Portfolio had slight overweight positions in the consumer staples and industrials sectors and slight underweight positions in the consumer discretionary and materials sectors at the end of the year. The SAE team seeks to maintain a style neutral approach, so the Portfolio did not have any outsized active exposures to any particular style or factor.

The Portfolio's performance figures for the periods ended December 31, 2020 as compared to its benchmark:

			Annualized	Operating Expense**
	Inception Date*	One Year	Since Inception	Gross Ratio	Net Ratio
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio
Class I	November 1, 2017	36.52%	20.77%	0.66%	0.63%
Class II	November 1, 2017	36.13%	20.50%	0.91%	0.88%
Russell Midcap® Growth Index^		35.59%	20.90%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account.

*  Commencement of operations is November 6, 2017.

**  The estimated operating expense ratios for Class I and Class II shares, as disclosed in the most recent prospectus dated April 30, 2020. Ratios include Acquired Fund Fees and Expenses indirectly incurred by the Portfolio. The operating expense ratios presented here may differ from the expense ratios disclosed in the Financial Highlights table in this report.

^  The Russell Midcap® Growth Index is an unmanaged index that consists of the bottom 800 securities of the Russell 1000® Index with greater-than-average growth orientation as ranked by total market capitalization. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

Portfolio Review (Continued)

December 31, 2020 (Unaudited)

Holdings by Asset Class	% of Net Assets
Common Stocks	97.0%
Short-Term Investments	2.8%
Other Assets Less Liabilities - Net	0.2%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio's holdings as of December 31, 2020.

Derivative exposure is included in "Other Assets Less Liabilities - Net".

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

Portfolio of Investments

December 31, 2020

	Shares/ Principal	Fair Value
COMMON STOCKS - 97.0%
AEROSPACE & DEFENSE - 0.9%
Axon Enterprise, Inc.*	4,696	$575,401
BWX Technologies, Inc.	7,419	447,217
HEICO Corp.	1,979	262,019
HEICO Corp., Class A	3,010	352,351
Mercury Systems, Inc.*	4,865	428,412
		2,065,400
AIR FREIGHT & LOGISTICS - 0.6%
C.H. Robinson Worldwide, Inc.	2,994	281,047
Expeditors International of Washington, Inc.	11,134	1,058,955
		1,340,002
AUTO COMPONENTS - 0.0%†
BorgWarner, Inc.	2,278	88,022
AUTOMOBILES - 0.1%
Tesla, Inc.*	343	242,045
BANKS - 0.1%
Bank of Hawaii Corp.	435	33,330
Commerce Bancshares, Inc.	1,248	81,993
SVB Financial Group*	376	145,824
		261,147
BEVERAGES - 0.5%
Boston Beer Co., Inc. (The), Class A*	96	95,452
Brown-Forman Corp., Class A	314	23,069
Brown-Forman Corp., Class B	12,965	1,029,810
		1,148,331
BIOTECHNOLOGY - 4.1%
ACADIA Pharmaceuticals, Inc.*	9,727	520,005
Agios Pharmaceuticals, Inc.*	3,925	170,070
Alexion Pharmaceuticals, Inc.*	2,090	326,542
Alnylam Pharmaceuticals, Inc.*	6,270	814,912
BioMarin Pharmaceutical, Inc.*	3,619	317,350
Bluebird Bio, Inc.*	4,284	185,369
Exact Sciences Corp.*	5,603	742,341
Exelixis, Inc.*	3,402	68,278
Global Blood Therapeutics, Inc.*	9,141	395,897
Incyte Corp.*	13,508	1,174,926
Moderna, Inc.*	18,216	1,903,025
Sarepta Therapeutics, Inc.*	2,736	466,461
Seagen, Inc.*	6,091	1,066,778
Vertex Pharmaceuticals, Inc.*	3,718	878,712
		9,030,666
BUILDING PRODUCTS - 2.0%
Allegion PLC	7,589	883,208
Carrier Global Corp.	21,960	828,331
Lennox International, Inc.	1,181	323,559
Masco Corp.	826	45,372
Trane Technologies PLC	11,750	1,705,630
Trex Co., Inc.*	7,488	626,895
		4,412,995
	Shares/ Principal	Fair Value
CAPITAL MARKETS - 2.8%
Ares Management Corp., Class A	950	$44,697
Cboe Global Markets, Inc.	1,287	119,845
FactSet Research Systems, Inc.	5,321	1,769,233
MarketAxess Holdings, Inc.	1,785	1,018,450
Moody's Corp.	725	210,424
Morningstar, Inc.	1,517	351,292
MSCI, Inc., Class A	4,902	2,188,890
T Rowe Price Group, Inc.	3,684	557,721
		6,260,552
CHEMICALS - 0.4%
Ecolab, Inc.	171	36,998
FMC Corp.	1,864	214,229
PPG Industries, Inc.	3,073	443,188
Scotts Miracle-Gro Co. (The)	769	153,139
		847,554
COMMERCIAL SERVICES & SUPPLIES - 2.4%
Cintas Corp.	5,898	2,084,707
Copart, Inc.*	20,428	2,599,463
IAA, Inc.*	8,906	578,712
		5,262,882
COMMUNICATIONS EQUIPMENT - 0.8%
Arista Networks, Inc.*	3,106	902,510
Lumentum Holdings, Inc.*	2,606	247,049
Motorola Solutions, Inc.	2,433	413,756
Ubiquiti, Inc.	435	121,152
		1,684,467
CONTAINERS & PACKAGING - 0.5%
AptarGroup, Inc.	588	80,491
Ball Corp.	11,405	1,062,718
		1,143,209
DISTRIBUTORS - 0.8%
Pool Corp.	5,057	1,883,733
DIVERSIFIED CONSUMER SERVICES - 0.4%
Bright Horizons Family Solutions, Inc.*	3,539	612,211
Chegg, Inc.*	3,948	356,623
		968,834
ELECTRIC UTILITIES - 0.1%
Alliant Energy Corp.	2,182	112,439
IDACORP, Inc.	613	58,866
		171,305
ELECTRICAL EQUIPMENT - 0.8%
Generac Holdings, Inc.*	3,045	692,463
Rockwell Automation, Inc.	3,923	983,928
Vertiv Holdings Co., Class A	1,701	31,758
		1,708,149

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

Portfolio of Investments (Continued)

December 31, 2020

	Shares/ Principal	Fair Value
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 2.5%
Cognex Corp.	17,500	$1,404,987
Coherent, Inc.*	3,126	468,963
Dolby Laboratories, Inc., Class A	2,870	278,763
Keysight Technologies, Inc.*	5,557	734,024
National Instruments Corp.	13,998	615,072
Trimble, Inc.*	2,901	193,700
Zebra Technologies Corp., Class A*	4,943	1,899,743
		5,595,252
ENTERTAINMENT - 3.9%
Live Nation Entertainment, Inc.*	5,489	403,332
Madison Square Garden Sports Corp., Class A*	1,096	201,774
Roku, Inc., Class A*	6,733	2,235,491
Spotify Technology SA*	8,166	2,569,513
Take-Two Interactive Software, Inc.*	7,009	1,456,400
Warner Music Group Corp., Class A	6,314	239,869
World Wrestling Entertainment, Inc., Class A	11,670	560,743
Zynga, Inc., Class A*	99,759	984,621
		8,651,743
EQUITY REAL ESTATE INVESTMENT - 1.7%
Brixmor Property Group, Inc.	28,446	470,781
Kilroy Realty Corp.	5,937	340,784
Kimco Realty Corp.	12,805	192,203
Prologis, Inc.	1,779	177,295
Regency Centers Corp.	12,109	552,049
Simon Property Group, Inc.	22,803	1,944,640
		3,677,752
FOOD PRODUCTS - 1.6%
Beyond Meat, Inc.*	1,936	242,000
Hershey Co. (The)	10,366	1,579,053
McCormick & Co., Inc.	17,706	1,692,693
		3,513,746
HEALTH CARE EQUIPMENT & SUPPLIES - 7.8%
ABIOMED, Inc.*	3,020	979,084
Align Technology, Inc.*	4,819	2,575,177
DexCom, Inc.*	1,340	495,425
Haemonetics Corp.*	3,030	359,813
Hill-Rom Holdings, Inc.	25	2,449
Hologic, Inc.*	13,764	1,002,432
IDEXX Laboratories, Inc.*	7,814	3,905,984
Insulet Corp.*	5,264	1,345,636
Masimo Corp.*	2,865	768,909
Novocure Ltd.*	5,926	1,025,435
Penumbra, Inc.*	2,706	473,550
Quidel Corp.*	2,435	437,448
ResMed, Inc.	7,701	1,636,925
Tandem Diabetes Care, Inc.*	4,526	433,048
	Shares/ Principal	Fair Value
HEALTH CARE EQUIPMENT & SUPPLIES - 7.8% (Continued)
Varian Medical Systems, Inc.*	734	$128,457
West Pharmaceutical Services, Inc.	6,066	1,718,558
		17,288,330
HEALTH CARE PROVIDERS & SERVICES - 2.5%
Amedisys, Inc.*	2,277	667,912
AmerisourceBergen Corp., Class A	3,963	387,423
Cardinal Health, Inc.	21,705	1,162,520
Chemed Corp.	1,301	692,926
Guardant Health, Inc.*	3,265	420,793
Henry Schein, Inc.*	3,799	254,001
McKesson Corp.	11,404	1,983,384
		5,568,959
HEALTH CARE TECHNOLOGY - 2.4%
Cerner Corp.	21,244	1,667,229
Teladoc Health, Inc.*	8,622	1,724,055
Veeva Systems, Inc., Class A*	7,329	1,995,321
		5,386,605
HOTELS, RESTAURANTS & LEISURE - 3.2%
Chipotle Mexican Grill, Inc.*	2,069	2,869,103
Domino's Pizza, Inc.	3,014	1,155,748
Planet Fitness, Inc., Class A*	9,636	748,043
Six Flags Entertainment Corp.	7,665	261,376
Texas Roadhouse, Inc.	563	44,004
Vail Resorts, Inc.	506	141,154
Wendy's Co. (The)	50,677	1,110,840
Wyndham Destinations, Inc.	10,059	451,247
Wynn Resorts Ltd.	3,688	416,117
		7,197,632
HOUSEHOLD DURABLES - 0.1%
KB Home	1,572	52,693
NVR, Inc.*	30	122,396
		175,089
HOUSEHOLD PRODUCTS - 1.7%
Church & Dwight Co., Inc.	15,452	1,347,878
Clorox Co. (The)	12,429	2,509,664
		3,857,542
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS - 0.0%†
Sunnova Energy International, Inc.*	971	43,821
INDUSTRIAL CONGLOMERATES - 0.0%†
Roper Technologies, Inc.	63	27,159
INSURANCE - 0.0%†
First American Financial Corp.	1,092	56,380
INTERACTIVE MEDIA & SERVICES - 1.6%
Alphabet, Inc., Class A*	29	50,827
IAC/InterActiveCorp.*	755	142,959

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

Portfolio of Investments (Continued)

December 31, 2020

	Shares/ Principal	Fair Value
INTERACTIVE MEDIA & SERVICES - 1.6% (Continued)
Match Group, Inc.*	14,466	$2,187,114
Pinterest, Inc., Class A*	18,132	1,194,899
		3,575,799
INTERNET & DIRECT MARKETING RETAIL - 1.2%
Etsy, Inc.*	9,010	1,602,969
Wayfair, Inc., Class A*	4,296	970,080
		2,573,049
IT SERVICES - 8.3%
Accenture PLC, Class A	356	92,991
Automatic Data Processing, Inc.	3,285	578,817
Black Knight, Inc.*	1,193	105,401
Booz Allen Hamilton Holding Corp., Class A	3,745	326,489
Broadridge Financial Solutions, Inc.	5,739	879,215
CACI International, Inc., Class A*	1,609	401,172
EPAM Systems, Inc.*	1,873	671,190
Fastly, Inc., Class A*	4,204	367,303
Fiserv, Inc.*	6,830	777,664
FleetCor Technologies, Inc.*	1,008	275,013
Gartner, Inc.*	6,278	1,005,673
Genpact Ltd.	6,939	286,997
Globant SA*	2,398	521,829
GoDaddy, Inc., Class A*	16,339	1,355,320
Jack Henry & Associates, Inc.	6,534	1,058,443
MongoDB, Inc., Class A*	2,449	879,289
Okta, Inc.*	9,301	2,364,872
Paychex, Inc.	21,162	1,971,875
PayPal Holdings, Inc.*	3,462	810,800
StoneCo Ltd., Class A*	10,217	857,411
Twilio, Inc., Class A*	7,249	2,453,786
Western Union Co. (The)	5,256	115,317
Wix.com Ltd.*	1,143	285,704
		18,442,571
LEISURE PRODUCTS - 0.1%
Peloton Interactive, Inc., Class A*	1,408	213,622
LIFE SCIENCES TOOLS & SERVICES - 3.8%
10X Genomics, Inc., Class A*	1,001	141,742
Adaptive Biotechnologies Corp.*	4,906	290,092
Agilent Technologies, Inc.	16,257	1,926,292
Avantor, Inc.*	32,328	910,033
Bio-Techne Corp.	940	298,497
Bruker Corp.	5,692	308,108
Charles River Laboratories International, Inc.*	1,811	452,496
IQVIA Holdings, Inc.*	3,360	602,011
Maravai LifeSciences Holdings, Inc., Class A*	1,378	38,653
Mettler-Toledo International, Inc.*	1,457	1,660,514
PPD, Inc.*	12,912	441,849
QIAGEN NV*	2,518	133,076
Repligen Corp.*	4,393	841,830
	Shares/ Principal	Fair Value
LIFE SCIENCES TOOLS & SERVICES - 3.8% (Continued)
Waters Corp.*	1,728	$427,542
		8,472,735
MACHINERY - 0.0%†
Graco, Inc.	388	28,072
MEDIA - 0.6%
Cable One, Inc.	158	351,980
New York Times Co. (The), Class A	890	46,075
Nexstar Media Group, Inc., Class A	499	54,486
Sirius XM Holdings, Inc.	121,755	775,579
		1,228,120
METALS & MINING - 0.1%
Royal Gold, Inc.	2,939	312,592
MULTILINE RETAIL - 0.2%
Dollar Tree, Inc.*	473	51,103
Nordstrom, Inc.	12,116	378,140
		429,243
OIL, GAS & CONSUMABLE FUELS - 0.6%
Cheniere Energy, Inc.*	22,096	1,326,423
PHARMACEUTICALS - 0.3%
Horizon Therapeutics PLC*	4,895	358,069
Zoetis, Inc.	2,266	375,023
		733,092
PROFESSIONAL SERVICES - 3.6%
CoStar Group, Inc.*	2,028	1,874,440
Dun & Bradstreet Holdings, Inc.*	3,605	89,764
Equifax, Inc.	5,369	1,035,358
IHS Markit Ltd.	18,965	1,703,626
TransUnion	4,282	424,860
Verisk Analytics, Inc.	13,323	2,765,722
		7,893,770
ROAD & RAIL - 0.7%
Landstar System, Inc.	4,545	612,030
Lyft, Inc., Class A*	666	32,721
Old Dominion Freight Line, Inc.	4,646	906,806
		1,551,557
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 5.9%
Advanced Micro Devices, Inc.*	3,034	278,248
Analog Devices, Inc.	3,537	522,521
Applied Materials, Inc.	13,976	1,206,129
Cirrus Logic, Inc.*	3,053	250,956
Enphase Energy, Inc.*	6,235	1,094,055
Entegris, Inc.	2,667	256,299
Inphi Corp.*	1,166	187,108
KLA Corp.	5,437	1,407,694
Lam Research Corp.	447	211,105
Maxim Integrated Products, Inc.	3,644	323,041
Monolithic Power Systems, Inc.	3,419	1,252,140

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

Portfolio of Investments (Continued)

December 31, 2020

	Shares/ Principal	Fair Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 5.9% (Continued)
NVIDIA Corp.	2,596	$1,355,631
Silicon Laboratories, Inc.*	1,000	127,340
SolarEdge Technologies, Inc.*	2,075	662,174
Teradyne, Inc.	11,713	1,404,271
Universal Display Corp.	1,401	321,950
Xilinx, Inc.	15,880	2,251,308
		13,111,970
SOFTWARE - 19.8%
2U, Inc.*	686	27,447
Adobe, Inc.*	3,850	1,925,462
Alteryx, Inc., Class A*	3,222	392,407
Anaplan, Inc.*	7,062	507,405
ANSYS, Inc.*	5,172	1,881,574
Asana, Inc., Class A*	6,202	183,269
Aspen Technology, Inc.*	2,751	358,318
Avalara, Inc.*	3,990	657,911
Bill.com Holdings, Inc.*	3,970	541,905
Cadence Design Systems, Inc.*	35,537	4,848,313
Citrix Systems, Inc.	981	127,628
Cloudflare, Inc., Class A*	7,402	562,478
Coupa Software, Inc.*	3,272	1,108,914
Crowdstrike Holdings, Inc., Class A*	5,160	1,092,991
Datadog, Inc., Class A*	9,590	944,040
DocuSign, Inc.*	11,895	2,644,259
Dropbox, Inc., Class A*	13,327	295,726
Duck Creek Technologies, Inc.*	2,900	125,570
Dynatrace, Inc.*	5,429	234,913
Elastic NV*	1,828	267,126
Everbridge, Inc.*	721	107,479
Fair Isaac Corp.*	1,391	710,857
Five9, Inc.*	5,088	887,347
Fortinet, Inc.*	7,445	1,105,806
HubSpot, Inc.*	4,330	1,716,585
Manhattan Associates, Inc.*	2,640	277,675
Medallia, Inc.*	2,873	95,441
nCino, Inc.*	1,004	72,700
New Relic, Inc.*	6,860	448,644
NortonLifeLock, Inc.	2,336	48,542
Nutanix, Inc., Class A*	17,444	555,940
Palo Alto Networks, Inc.*	2,751	977,678
Paycom Software, Inc.*	1,920	868,320
Paylocity Holding Corp.*	3,238	666,737
Proofpoint, Inc.*	8,368	1,141,479
PTC, Inc.*	4,886	584,414
RingCentral, Inc., Class A*	5,625	2,131,706
salesforce.com, Inc.*	2,080	462,862
ServiceNow, Inc.*	2,633	1,449,282
Slack Technologies, Inc., Class A*	24,557	1,037,288
Smartsheet, Inc., Class A*	8,770	607,673
Splunk, Inc.*	8,046	1,366,935
Synopsys, Inc.*	7,427	1,925,376
	Shares/ Principal	Fair Value
SOFTWARE - 19.8% (Continued)
Teradata Corp.*	27,609	$620,374
Trade Desk, Inc. (The), Class A*	2,085	1,670,085
Tyler Technologies, Inc.*	343	149,726
VMware, Inc., Class A*	1,586	222,452
Workday, Inc., Class A*	192	46,005
Zendesk, Inc.*	16,818	2,406,992
Zoom Video Communications, Inc., Class A*	344	116,038
Zscaler, Inc.*	4,234	845,572
		44,051,666
SPECIALTY RETAIL - 2.0%
Best Buy Co., Inc.	4,696	468,614
Carvana Co., Class A*	2,894	693,229
Five Below, Inc.*	4,919	860,726
O'Reilly Automotive, Inc.*	3,609	1,633,325
Tractor Supply Co.	4,677	657,493
Vroom, Inc.*	491	20,116
Williams-Sonoma, Inc.	1,830	186,367
		4,519,870
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS – 0.6%
Dell Technologies, Inc., Class C*	1,055	77,321
NetApp, Inc.	17,619	1,167,083
		1,244,404
TEXTILES, APPAREL & LUXURY GOODS - 1.4%
Crocs, Inc.*	3,776	236,604
Lululemon Athletica, Inc.*	8,181	2,847,234
		3,083,838
THRIFTS & MORTGAGE FINANCE - 0.2%
Essent Group Ltd.	1,692	73,095
New York Community Bancorp, Inc.	9,740	102,757
Rocket Cos., Inc., Class A*	11,142	225,291
		401,143
TRADING COMPANIES & DISTRIBUTORS - 1.3%
Fastenal Co.	32,024	1,563,732
SiteOne Landscape Supply, Inc.*	206	32,678
WW Grainger, Inc.	3,202	1,307,504
		2,903,914
TOTAL COMMON STOCKS (Cost - $146,229,009)		215,656,753
SHORT-TERM INVESTMENTS - 2.8%
MONEY MARKET FUNDS - 2.8%
Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 0.01% (a) (Cost - $6,321,894)	6,321,894	6,321,894
TOTAL INVESTMENTS - 99.8% (Cost - $152,550,903)		$221,978,647
OTHER ASSETS LESS LIABILITIES - NET 0.2%		531,614
TOTAL NET ASSETS - 100.0%		$222,510,261

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

Portfolio of Investments (Continued)

December 31, 2020

*  Non-income producing security.

†  Represents less than 0.05%.

(a)  The rate shown is the annualized seven-day yield at period end.

PLC - Public Limited Company

FUTURES CONTRACTS
LONG FUTURES CONTRACTS	Counterparty	Number of Contracts	Expiration Date	Notional Value	Fair Value/ Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Future	Goldman Sachs & Co.	38	3/19/2021	$7,122,720	$183,775

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Small Cap Portfolio

Portfolio Review

December 31, 2020 (Unaudited)

Investment Objective

The Portfolio seeks to provide long-term capital appreciation.

Management Review

The Portfolio is sub-advised by BlackRock Investment Management, LLC ("BlackRock").

How did the Portfolio perform during the period?

During 2020, the Class I shares of Global Atlantic BlackRock Disciplined Small Cap Portfolio outperformed its reference benchmark, the Russell 2000® Index. The Portfolio posted a return of 20.80% compared to a benchmark return of 19.96%, a difference of 84 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio's performance?

BlackRock's Scientific Active Equity ("SAE") process systematically tracks and ranks the characteristics of companies in order to seek to construct a portfolio that has the best trade-off between returns, risk and costs. The SAE investment model groups the universe of securities based on an analysis of a wide range of factors, such as relative value ("Value"), earnings quality ("Quality"), market sentiment ("Sentiment"), and thematic insights. Value insights seek to incorporate, where appropriate, asset value, sales, earnings and cash flow forecasts over short and long periods. Quality measures aim to assess the sustainability of earnings and the quality of corporate management by investigating company financials as well as other company statements. Sentiment criteria seek to infer information about a company's value from changes in analysts' forecasts, linkages between companies, management decisions and the behavior of other market participants in equities and other securities markets. And lastly, thematic insights seek to identify and exploit commonalities among groups of stocks that are believed to drive prices but that currently appear to be less obvious to the market.

Portfolio outperformance displayed marked resilience throughout a volatile year. Despite struggling in the first quarter, the Portfolio delivered strong positive outperformance for the remainder of the year. The positive relative performance was primarily driven by the Portfolio's fundamental Quality-based measures and trending Sentiment measures. Nontraditional measures of Quality, such as ESG related insights, were top contributors. This theme continued throughout the year where sustainability insights provided differentiated returns. Other nontraditional Quality measures, such as insights with a preference for founder-led ownership structures, also added to relative outperformance for the period.

Faster moving Sentiment measures constructed from alternative data were able to correctly position the Portfolio throughout the COVID-19 crisis witnessed earlier in the period. Insights which captured firms likely to benefit during the recovery were most additive. Evaluating how companies were navigating fast changing consumer habits and the emergence from lockdown using supply search trend data was most effective. The real time nature of these types of measures were helpful in evaluating the quickly evolving marketplace. Other Sentiment-based measures that look to non-obvious news data were also notable performers.

Conversely, select Sentiment insights that capture COVID-19 related trends, specifically those that evaluate work-from-home indicators, struggled later in the period amidst the broader re-opening trend and as several notable employers made forward looking comments concerning the desire for employees to return to office. Stability insights also dragged on performance. Specifically, a preference for lower volatility stocks struggled amid the sharp market recovery observed after economies emerged post-lockdown. Select fundamental measures dragged on performance as markets focused on broad economic challenges and fading stimulus as a more dominant driver of share price performance than stock specific fundamentals. Traditional valuation measures, such as comparing valuations across sales, were weak.

Global Atlantic BlackRock Disciplined Small Cap Portfolio

Portfolio Review (Continued)

December 31, 2020 (Unaudited)

How was the Portfolio positioned at period end?

From a sector positioning perspective, the Portfolio remained largely sector neutral at the end of the period. The Portfolio had slight overweight positions in the consumer staples and industrials sectors and slight underweight positions in the financials and real estate sectors at the end of the year. The SAE team seeks to maintain a style neutral approach, so the Portfolio did not have any outsized active exposures to any particular style or factor.

The Portfolio's performance figures for the periods ended December 31, 2020 as compared to its benchmark:

			Annualized	Operating Expense**
	Inception Date*	One Year	Since Inception	Gross Ratio	Net Ratio
Global Atlantic BlackRock Disciplined Small Cap Portfolio
Class I	November 1, 2017	20.80%	12.65%	0.69%	0.63%
Class II	November 1, 2017	20.41%	12.35%	0.94%	0.88%
Russell 2000® Index^		19.96%	10.77%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account.

*  Commencement of operations is November 6, 2017.

**  The estimated operating expense ratios for Class I and Class II shares, as disclosed in the most recent prospectus dated April 30, 2020. Ratios include Acquired Fund Fees and Expenses indirectly incurred by the Portfolio. The operating expense ratios presented here may differ from the expense ratios disclosed in the Financial Highlights table in this report.

^  The Russell 2000® Index measures the performance of the small-capitalization sector of the U.S. equity market. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Global Atlantic BlackRock Disciplined Small Cap Portfolio

Portfolio Review (Continued)

December 31, 2020 (Unaudited)

Holdings by Asset Class	% of Net Assets
Common Stocks	96.9%
Preferred Stocks	0.0%^
Short-Term Investments	2.9%
Rights	0.0%^
Warrants	0.0%^
Other Assets Less Liabilities - Net	0.2%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio's holdings as of December 31, 2020.

Derivative exposure is included in "Other Assets Less Liabilities - Net".

^  Represents less than 0.05%.

Global Atlantic BlackRock Disciplined Small Cap Portfolio

Portfolio of Investments

December 31, 2020

	Shares/ Principal	Fair Value
COMMON STOCKS - 96.9%
AEROSPACE & DEFENSE - 0.8%
AAR Corp.	454	$16,444
Aerojet Rocketdyne Holdings, Inc.*	437	23,095
Astronics Corp.*	1,121	14,831
Axon Enterprise, Inc.*	95	11,640
Curtiss-Wright Corp.	353	41,072
Mercury Systems, Inc.*	135	11,888
Moog, Inc., Class A	324	25,693
		144,663
AIR FREIGHT & LOGISTICS - 0.6%
Echo Global Logistics, Inc.*	1,317	35,322
Forward Air Corp.	303	23,282
Hub Group, Inc., Class A*	810	46,170
		104,774
AIRLINES - 0.4%
Allegiant Travel Co.	177	33,495
Hawaiian Holdings, Inc.	481	8,514
Spirit Airlines, Inc.*	1,568	38,338
		80,347
AUTO COMPONENTS - 1.7%
Adient PLC*	866	30,111
American Axle & Manufacturing Holdings, Inc.*	1,150	9,591
Cooper-Standard Holdings, Inc.*	348	12,065
Dana, Inc.	2,204	43,022
Fox Factory Holding Corp.*	446	47,147
Goodyear Tire & Rubber Co. (The)	4,531	49,433
LCI Industries	414	53,687
Modine Manufacturing Co.*	1,146	14,394
Tenneco, Inc., Class A*	1,530	16,218
Visteon Corp.*	309	38,786
Workhorse Group, Inc.*	350	6,923
		321,377
AUTOMOBILES - 0.1%
Winnebago Industries, Inc.	287	17,203
BANKS - 7.0%
ACNB Corp.	422	10,550
Ameris Bancorp	371	14,124
BancFirst Corp.	111	6,516
Bancorp, Inc. (The)*	1,133	15,465
Bank of Commerce Holdings	1,637	16,206
BankFinancial Corp.	2,342	20,563
Bankwell Financial Group, Inc.	631	12,336
Banner Corp.	261	12,160
Berkshire Hills Bancorp, Inc.	1,241	21,246
Boston Private Financial Holdings, Inc.	1,970	16,646
Cadence BanCorp	1,508	24,761
Capital City Bank Group, Inc.	879	21,606
Capstar Financial Holdings, Inc.	828	12,213
	Shares/ Principal	Fair Value
BANKS - 7.0% (Continued)
Carter Bankshares, Inc.	3,113	$33,371
Cathay General Bancorp	1,910	61,483
CIT Group, Inc.	1,298	46,598
Colony Bankcorp, Inc.	1,004	14,709
Community Bank System, Inc.	163	10,156
Community Bankers Trust Corp.	2,652	17,901
CVB Financial Corp.	484	9,438
Enterprise Bancorp, Inc.	329	8,406
First Commonwealth Financial Corp.	3,095	33,859
First Community Bankshares, Inc.	926	19,983
First Community Corp.	290	4,927
First Financial Bankshares, Inc.	634	22,935
First Financial Northwest, Inc.	2,202	25,103
First Horizon Corp.	2,024	25,826
First Savings Financial Group, Inc.	48	3,120
Flushing Financial Corp.	597	9,934
Fulton Financial Corp.	699	8,891
Glacier Bancorp, Inc.	276	12,699
Hancock Whitney Corp.	546	18,575
HBT Financial, Inc.	1,960	29,694
Heritage Commerce Corp.	1,449	12,853
Howard Bancorp, Inc.*	803	9,483
Independent Bank Corp.	1,667	30,789
Independent Bank Corp.	95	6,939
Investar Holding Corp.	688	11,379
Investors Bancorp, Inc.	5,878	62,072
Lakeland Bancorp, Inc.	740	9,398
Lakeland Financial Corp.	160	8,573
Level One Bancorp, Inc.	317	6,413
Macatawa Bank Corp.	1,089	9,115
Mercantile Bank Corp.	851	23,122
Midland States Bancorp, Inc.	774	13,831
MidWestOne Financial Group, Inc.	80	1,960
National Bank Holdings Corp., Class A	551	18,051
Northrim BanCorp, Inc.	541	18,367
OceanFirst Financial Corp.	212	3,950
Pacific Mercantile Bancorp*	3,525	18,118
Pacific Premier Bancorp, Inc.	620	19,425
Peapack-Gladstone Financial Corp.	504	11,471
Republic Bancorp, Inc., Class A	510	18,396
Republic First Bancorp, Inc.*	6,002	17,106
Salisbury Bancorp, Inc.	39	1,453
Sandy Spring Bancorp, Inc.	1,769	56,944
Sierra Bancorp	1,093	26,145
SmartFinancial, Inc.	1,126	20,426
South Plains Financial, Inc.	719	13,625
South State Corp.	289	20,895
Southern First Bancshares, Inc.*	279	9,863
Synovus Financial Corp.	688	22,271
TriCo Bancshares	297	10,478
TriState Capital Holdings, Inc.*	1,321	22,985
Union Bankshares, Inc.	784	20,157

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Small Cap Portfolio

Portfolio of Investments (Continued)

December 31, 2020

	Shares/ Principal	Fair Value
BANKS - 7.0% (Continued)
United Community Banks, Inc.	2,281	$64,872
Univest Financial Corp.	1,170	24,079
Washington Trust Bancorp, Inc.	408	18,278
WesBanco, Inc.	347	10,396
Wintrust Financial Corp.	383	23,397
		1,319,075
BIOTECHNOLOGY - 9.9%
ACADIA Pharmaceuticals, Inc.*	481	25,714
Acorda Therapeutics, Inc.*	2,241	1,547
Agenus, Inc.*	4,852	15,429
Alector, Inc.*	549	8,306
Allakos, Inc.*	105	14,700
Allogene Therapeutics, Inc.*	350	8,834
ALX Oncology Holdings, Inc.*	289	24,912
Amicus Therapeutics, Inc.*	875	20,204
Apellis Pharmaceuticals, Inc.*	292	16,702
Aptinyx, Inc., Class A*	2,930	10,138
Arcus Biosciences, Inc.*	498	12,928
Arena Pharmaceuticals, Inc.*	323	24,816
Arrowhead Pharmaceuticals, Inc.*	616	47,266
Assembly Biosciences, Inc.*	510	3,086
Atara Biotherapeutics, Inc.*	843	16,548
Athersys, Inc.*	2,598	4,547
Avidity Biosciences, Inc.*	886	22,611
Beam Therapeutics, Inc.*	260	21,226
BioCryst Pharmaceuticals, Inc.*	2,413	17,977
Biohaven Pharmaceutical Holding Co. Ltd.*	226	19,371
Blueprint Medicines Corp.*	331	37,122
Bridgebio Pharma, Inc.*	792	56,319
Calithera Biosciences, Inc.*	1,099	5,396
ChemoCentryx, Inc.*	312	19,319
Chimerix, Inc.*	2,328	11,244
Coherus Biosciences, Inc.*	1,167	20,283
Corvus Pharmaceuticals, Inc.*	1,301	4,632
Cue Biopharma, Inc.*	434	5,429
Cytokinetics, Inc.*	405	8,416
Deciphera Pharmaceuticals, Inc.*	332	18,947
Denali Therapeutics, Inc.*	375	31,410
Dynavax Technologies Corp.*	723	3,217
Eagle Pharmaceuticals, Inc.*	190	8,848
Editas Medicine, Inc.*	620	43,468
Emergent BioSolutions, Inc.*	405	36,288
Enanta Pharmaceuticals, Inc.*	659	27,744
Epizyme, Inc.*	798	8,666
Esperion Therapeutics, Inc.*	272	7,072
Exact Sciences Corp.*	131	17,356
Fate Therapeutics, Inc.*	581	52,830
FibroGen, Inc.*	1,032	38,277
Five Prime Therapeutics, Inc.*	216	3,674
Flexion Therapeutics, Inc.*	751	8,667
Frequency Therapeutics, Inc.*	370	13,046
G1 Therapeutics, Inc.*	651	11,712
	Shares/ Principal	Fair Value
BIOTECHNOLOGY - 9.9% (Continued)
Gossamer Bio, Inc.*	588	$5,686
Halozyme Therapeutics, Inc.*	821	35,065
Heron Therapeutics, Inc.*	642	13,588
Inovio Pharmaceuticals, Inc.*	1,607	14,222
Insmed, Inc.*	790	26,299
Intellia Therapeutics, Inc.*	231	12,566
Intercept Pharmaceuticals, Inc.*	296	7,311
Invitae Corp.*	1,037	43,357
Ironwood Pharmaceuticals, Inc.*	506	5,763
Karuna Therapeutics, Inc.*	92	9,346
Karyopharm Therapeutics, Inc.*	1,392	21,548
Kindred Biosciences, Inc.*	3,789	16,331
Kodiak Sciences, Inc.*	135	19,833
Ligand Pharmaceuticals, Inc.*	192	19,094
MacroGenics, Inc.*	663	15,156
Madrigal Pharmaceuticals, Inc.*	235	26,125
Mirati Therapeutics, Inc.*	308	67,649
Myriad Genetics, Inc.*	462	9,136
Natera, Inc.*	823	81,905
Novavax, Inc.*	522	58,208
Nymox Pharmaceutical Corp.*	1,563	3,876
OPKO Health, Inc.*	5,201	20,544
Precigen, Inc.*	745	7,599
Prevail Therapeutics, Inc.*	107	2,469
PTC Therapeutics, Inc.*	173	10,558
Puma Biotechnology, Inc.*	165	1,693
Radius Health, Inc.*	951	16,985
REGENXBIO, Inc.*	618	28,033
REVOLUTION Medicines, Inc.*	270	10,689
Rigel Pharmaceuticals, Inc.*	3,209	11,232
Sage Therapeutics, Inc.*	6	519
Sangamo Therapeutics, Inc.*	1,095	17,088
Sarepta Therapeutics, Inc.*	86	14,662
Seres Therapeutics, Inc.*	998	24,451
Silverback Therapeutics, Inc.*	705	32,670
Sorrento Therapeutics, Inc.*	683	4,662
Spectrum Pharmaceuticals, Inc.*	4,921	16,781
TG Therapeutics, Inc.*	278	14,462
Travere Therapeutics, Inc.*	1,526	41,591
Turning Point Therapeutics, Inc.*	66	8,042
Twist Bioscience Corp.*	270	38,148
Ultragenyx Pharmaceutical, Inc.*	608	84,165
Vanda Pharmaceuticals, Inc.*	858	11,274
Veracyte, Inc.*	946	46,297
Vir Biotechnology, Inc.*	399	10,685
Xencor, Inc.*	661	28,839
ZIOPHARM Oncology, Inc.*	2,433	6,131
		1,858,577
BUILDING PRODUCTS - 1.6%
Advanced Drainage Systems, Inc.	370	30,925
Builders FirstSource, Inc.*	1,425	58,154

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Small Cap Portfolio

Portfolio of Investments (Continued)

December 31, 2020

	Shares/ Principal	Fair Value
BUILDING PRODUCTS - 1.6% (Continued)
Caesarstone Ltd.	978	$12,606
Gibraltar Industries, Inc.*	750	53,955
Masonite International Corp.*	100	9,834
Quanex Building Products Corp.	631	13,989
Resideo Technologies, Inc.*	1,356	28,829
Trex Co., Inc.*	823	68,902
UFP Industries, Inc.	398	22,109
		299,303
CAPITAL MARKETS - 1.8%
Ares Management Corp., Class A	600	28,230
Artisan Partners Asset Management, Inc., Class A	290	14,598
Cohen & Steers, Inc.	433	32,172
Donnelley Financial Solutions, Inc.*	1,895	32,158
Evercore, Inc., Class A	86	9,429
Federated Hermes, Inc.	402	11,614
Hamilton Lane, Inc., Class A	473	36,918
Houlihan Lokey, Inc.	268	18,018
Medley Management, Inc., Class A*	446	3,563
Moelis & Co., Class A	626	29,272
Silvercrest Asset Management Group, Inc., Class A	802	11,140
Stifel Financial Corp.	1,268	63,958
Virtus Investment Partners, Inc.	210	45,570
Westwood Holdings Group, Inc.	297	4,306
		340,946
CHEMICALS - 1.9%
AdvanSix, Inc.*	490	9,795
Avient Corp.	2,108	84,910
Balchem Corp.	102	11,752
HB Fuller Co.	515	26,718
Ingevity Corp.*	211	15,979
Innospec, Inc.	427	38,742
Koppers Holdings, Inc.*	460	14,334
Livent Corp.*	2,949	55,559
Stepan Co.	418	49,876
Trinseo SA	1,091	55,870
		363,535
COMMERCIAL SERVICES & SUPPLIES - 1.9%
ACCO Brands Corp.	1,340	11,323
Brink's Co. (The)	421	30,312
CECO Environmental Corp.*	726	5,053
Cimpress PLC*	250	21,935
Healthcare Services Group, Inc.	442	12,420
Herman Miller, Inc.	821	27,750
Interface, Inc.	720	7,560
Kimball International, Inc., Class B	3,898	46,581
Knoll, Inc.	703	10,320
Matthews International Corp., Class A	435	12,789
McGrath RentCorp	917	61,531
MSA Safety, Inc.	178	26,591
	Shares/ Principal	Fair Value
COMMERCIAL SERVICES & SUPPLIES - 1.9% (Continued)
SP Plus Corp.*	234	$6,746
Steelcase, Inc., Class A	1,001	13,563
Tetra Tech, Inc.	501	58,006
Viad Corp.	169	6,113
		358,593
COMMUNICATIONS EQUIPMENT - 0.9%
Acacia Communications, Inc.*	151	11,017
Calix, Inc.*	988	29,403
Ciena Corp.*	307	16,225
Infinera Corp.*	1,123	11,769
Lumentum Holdings, Inc.*	286	27,113
NETGEAR, Inc.*	286	11,620
TESSCO Technologies, Inc.	1,199	7,482
Ubiquiti, Inc.	120	33,421
ViaSat, Inc.*	377	12,309
		160,359
CONSTRUCTION & ENGINEERING - 1.3%
Dycom Industries, Inc.*	209	15,784
EMCOR Group, Inc.	545	49,846
MasTec, Inc.*	906	61,771
Matrix Service Co.*	1,378	15,185
MYR Group, Inc.*	694	41,709
WillScot Mobile Mini Holdings Corp., Class A*	2,899	67,170
		251,465
CONSTRUCTION MATERIALS - 0.2%
Summit Materials, Inc., Class A*	1,463	29,377
CONSUMER FINANCE - 0.6%
Elevate Credit, Inc.*	2,141	8,543
Encore Capital Group, Inc.*	199	7,751
FirstCash, Inc.	581	40,693
Green Dot Corp., Class A*	309	17,242
LendingTree, Inc.*	31	8,487
PRA Group, Inc.*	266	10,550
PROG Holdings, Inc.	409	22,033
Regional Management Corp.	191	5,703
		121,002
DIVERSIFIED CONSUMER SERVICES - 0.3%
Carriage Services, Inc.	397	12,434
Grand Canyon Education, Inc.*	176	16,387
Strategic Education, Inc.	183	17,446
WW International, Inc.*	578	14,103
		60,370
DIVERSIFIED FINANCIAL SERVICES - 0.0%†
Cannae Holdings, Inc.*	170	7,526
DIVERSIFIED TELECOMMUNICATION - 0.7%
Bandwidth, Inc., Class A*	308	47,330
Cogent Communications Holdings, Inc.	335	20,056
Iridium Communications, Inc.*	956	37,595

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Small Cap Portfolio

Portfolio of Investments (Continued)

December 31, 2020

	Shares/ Principal	Fair Value
DIVERSIFIED TELECOMMUNICATION - 0.7% (Continued)
Liberty Latin America Ltd., Class C*	200	$2,218
Ooma, Inc.*	958	13,795
Vonage Holdings Corp.*	1,506	19,390
		140,384
ELECTRIC UTILITIES - 0.9%
IDACORP, Inc.	957	91,901
PNM Resources, Inc.	1,115	54,111
Portland General Electric Co.	544	23,267
		169,279
ELECTRICAL EQUIPMENT - 1.7%
Atkore International Group, Inc.*	433	17,801
Generac Holdings, Inc.*	442	100,515
LSI Industries, Inc.	1,524	13,045
Plug Power, Inc.*	3,156	107,020
Sunrun, Inc.*	1,079	74,861
		313,242
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 2.3%
Arlo Technologies, Inc.*	548	4,269
Daktronics, Inc.	5,787	27,083
ePlus, Inc.*	228	20,053
Fabrinet*	245	19,009
FARO Technologies, Inc.*	155	10,948
Fitbit, Inc., Class A*	1,949	13,253
II-VI, Inc.*	422	32,055
Insight Enterprises, Inc.*	507	38,578
Knowles Corp.*	1,484	27,350
Littelfuse, Inc.	147	37,435
Novanta, Inc.*	101	11,940
OSI Systems, Inc.*	811	75,601
PAR Technology Corp.*	253	15,886
PC Connection, Inc.*	716	33,860
ScanSource, Inc.*	1,260	33,239
SYNNEX Corp.	331	26,957
		427,516
ENERGY EQUIPMENT & SERVICES - 0.8%
Archrock, Inc.	2,783	24,101
Basic Energy Services, Inc.*	394	41
Cactus, Inc., Class A	391	10,193
ChampionX Corp.*	2,104	32,191
Dril-Quip, Inc.*	273	8,086
Exterran Corp.*	949	4,195
Natural Gas Services Group, Inc.*	1,334	12,646
Newpark Resources, Inc.*	5,028	9,654
NexTier Oilfield Solutions, Inc.*	1,057	3,636
Oceaneering International, Inc.*	2,230	17,728
Oil States International, Inc.*	1,382	6,938
Parker Drilling Co.*	2	7
ProPetro Holding Corp.*	1,654	12,223
Solaris Oilfield Infrastructure, Inc., Class A	560	4,558
	Shares/ Principal	Fair Value
ENERGY EQUIPMENT & SERVICES - 0.8% (Continued)
US Silica Holdings, Inc.	510	$3,580
Valaris PLC*	2,253	113
		149,890
ENTERTAINMENT - 0.2%
Cinemark Holdings, Inc.	838	14,590
World Wrestling Entertainment, Inc., Class A	286	13,742
		28,332
EQUITY REAL ESTATE INVESTMENT - 4.4%
Acadia Realty Trust	2,268	32,183
Armada Hoffler Properties, Inc.	1,719	19,287
Cedar Realty Trust, Inc.	514	5,207
Chatham Lodging Trust	1,010	10,908
City Office REIT, Inc.	1,868	18,250
Colony Capital, Inc.	6,438	30,967
CorePoint Lodging, Inc.	3,256	22,401
Cousins Properties, Inc.	920	30,820
DiamondRock Hospitality Co.*	3,959	32,662
Easterly Government Properties, Inc.	1,087	24,620
Essential Properties Realty Trust, Inc.	428	9,074
First Industrial Realty Trust, Inc.	2,189	92,223
Four Corners Property Trust, Inc.	2,000	59,540
GEO Group, Inc. (The)	326	2,888
Macerich Co. (The)	2,004	21,383
National Storage Affiliates Trust	836	30,121
NexPoint Residential Trust, Inc.	725	30,675
Pebblebrook Hotel Trust	2,585	48,598
Plymouth Industrial REIT, Inc.	1,288	19,320
QTS Realty Trust, Inc., Class A	1,050	64,974
Retail Properties of America, Inc., Class A	3,923	33,581
Rexford Industrial Realty, Inc.	680	33,395
RPT Realty	1,809	15,648
Ryman Hospitality Properties, Inc.	556	37,674
Sabra Health Care REIT, Inc.	184	3,196
Summit Hotel Properties, Inc.	2,122	19,119
Terreno Realty Corp.	1,263	73,898
Uniti Group, Inc.	785	9,208
		831,820
FOOD & STAPLES RETAILING - 0.7%
BJ's Wholesale Club Holdings, Inc.*	539	20,094
Chefs' Warehouse, Inc. (The)*	494	12,691
Ingles Markets, Inc., Class A	54	2,304
Performance Food Group Co.*	1,232	58,655
PriceSmart, Inc.	180	16,396
SpartanNash Co.	44	766
Weis Markets, Inc.	385	18,407
		129,313
FOOD PRODUCTS - 1.5%
Calavo Growers, Inc.	502	34,854
Darling Ingredients, Inc.*	684	39,453

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Small Cap Portfolio

Portfolio of Investments (Continued)

December 31, 2020

	Shares/ Principal	Fair Value
FOOD PRODUCTS - 1.5% (Continued)
Freshpet, Inc.*	424	$60,204
Hostess Brands, Inc.*	2,526	36,981
J&J Snack Foods Corp.	227	35,269
John B. Sanfilippo & Son, Inc.	417	32,884
Lancaster Colony Corp.	166	30,499
Tootsie Roll Industries, Inc.	469	13,929
		284,073
GAS UTILITIES - 0.9%
New Jersey Resources Corp.	2,369	84,218
Northwest Natural Holding Co.	453	20,833
ONE Gas, Inc.	151	11,592
Southwest Gas Holdings, Inc.	778	47,264
		163,907
HEALTH CARE EQUIPMENT & SUPPLIES - 3.0%
AtriCure, Inc.*	447	24,885
Cantel Medical Corp.	338	26,655
Cardiovascular Systems, Inc.*	410	17,942
CONMED Corp.	254	28,448
CryoPort, Inc.*	200	8,776
Glaukos Corp.*	231	17,385
Globus Medical, Inc., Class A*	390	25,436
Haemonetics Corp.*	43	5,106
Heska Corp.*	198	28,839
ICU Medical, Inc.*	159	34,104
Inogen, Inc.*	306	13,672
Insulet Corp.*	65	16,616
Integer Holdings Corp.*	157	12,747
Intersect ENT, Inc.*	628	14,381
iRhythm Technologies, Inc.*	230	54,558
LivaNova PLC*	557	36,879
Masimo Corp.*	98	26,301
Merit Medical Systems, Inc.*	304	16,875
Neogen Corp.*	263	20,856
Nevro Corp.*	283	48,987
Novocure Ltd.*	114	19,727
NuVasive, Inc.*	146	8,224
Quidel Corp.*	71	12,755
SeaSpine Holdings Corp.*	414	7,224
Shockwave Medical, Inc.*	209	21,677
Tactile Systems Technology, Inc.*	268	12,044
Tandem Diabetes Care, Inc.*	123	11,769
		572,868
HEALTH CARE PROVIDERS & SERVICES - 2.5%
1Life Healthcare, Inc.*	530	23,135
AMN Healthcare Services, Inc.*	575	39,244
Chemed Corp.	42	22,370
CorVel Corp.*	227	24,062
Covetrus, Inc.*	365	10,490
Encompass Health Corp.	522	43,164
Ensign Group, Inc. (The)	328	23,918
	Shares/ Principal	Fair Value
HEALTH CARE PROVIDERS & SERVICES - 2.5% (Continued)
Enzo Biochem, Inc.*	2,668	$6,723
HealthEquity, Inc.*	642	44,754
LHC Group, Inc.*	260	55,463
Magellan Health, Inc.*	137	11,349
Molina Healthcare, Inc.*	50	10,634
National Research Corp.	282	12,055
Patterson Cos., Inc.	1,409	41,749
Select Medical Holdings Corp.*	1,543	42,679
Tenet Healthcare Corp.*	410	16,371
US Physical Therapy, Inc.	334	40,164
		468,324
HEALTH CARE TECHNOLOGY - 1.8%
Allscripts Healthcare Solutions, Inc.*	1,499	21,646
Castlight Health, Inc., Class B*	2,632	3,422
Certara, Inc.*	704	23,739
Evolent Health, Inc., Class A*	851	13,642
Health Catalyst, Inc.*	442	19,240
HMS Holdings Corp.*	358	13,156
Inovalon Holdings, Inc., Class A*	1,442	26,201
Inspire Medical Systems, Inc.*	250	47,022
Omnicell, Inc.*	595	71,412
Phreesia, Inc.*	1,001	54,314
Teladoc Health, Inc.*	156	31,194
Vocera Communications, Inc.*	382	15,864
		340,852
HOTELS, RESTAURANTS & LEISURE - 4.1%
Biglari Holdings, Inc., Class B*	90	10,008
Caesars Entertainment, Inc.*	1,514	112,445
Cheesecake Factory, Inc. (The)	1,033	38,283
Churchill Downs, Inc.	353	68,761
Cracker Barrel Old Country Store, Inc.	335	44,193
Dave & Buster's Entertainment, Inc.	227	6,815
Del Taco Restaurants, Inc.*	1,629	14,759
Denny's Corp.*	1,602	23,517
Dine Brands Global, Inc.	436	25,288
Everi Holdings, Inc.*	1,040	14,362
International Game Technology PLC	2,847	48,228
Jack in the Box, Inc.	175	16,240
Marriott Vacations Worldwide Corp.	186	25,523
Penn National Gaming, Inc.*	1,170	101,053
Planet Fitness, Inc., Class A*	150	11,645
Scientific Games Corp.*	253	10,497
SeaWorld Entertainment, Inc.*	1,148	36,265
Shake Shack, Inc., Class A*	453	38,405
Target Hospitality Corp.*	426	673
Texas Roadhouse, Inc.	948	74,096
Wingstop, Inc.	338	44,802
		765,858

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Small Cap Portfolio

Portfolio of Investments (Continued)

December 31, 2020

	Shares/ Principal	Fair Value
HOUSEHOLD DURABLES - 1.8%
Beazer Homes USA, Inc.*	322	$4,878
Green Brick Partners, Inc.*	1,504	34,532
Helen of Troy Ltd.*	64	14,220
Hooker Furniture Corp.	309	9,965
iRobot Corp.*	620	49,780
KB Home	1,161	38,917
La-Z-Boy, Inc.	112	4,462
LGI Homes, Inc.*	92	9,738
MDC Holdings, Inc.	1,898	92,243
Meritage Homes Corp.*	619	51,266
Sonos, Inc.*	920	21,519
Taylor Morrison Home Corp.*	221	5,669
TRI Pointe Group, Inc.*	606	10,453
		347,642
HOUSEHOLD PRODUCTS - 0.2%
Central Garden & Pet Co.*	216	8,340
Central Garden & Pet Co., Class A*	85	3,088
Spectrum Brands Holdings, Inc.	295	23,299
		34,727
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS - 0.6%
Brookfield Renewable Corp., Class A	568	33,097
Ormat Technologies, Inc.	456	41,168
Sunnova Energy International, Inc.*	500	22,565
Vistra Corp.	760	14,942
		111,772
INSURANCE - 1.3%
Argo Group International Holdings Ltd.	209	9,133
eHealth, Inc.*	143	10,097
Genworth Financial, Inc., Class A*	1,875	7,088
Greenlight Capital Re Ltd., Class A*	1,272	9,298
HCI Group, Inc.	455	23,797
Heritage Insurance Holdings, Inc.	1,377	13,949
Horace Mann Educators Corp.	254	10,678
Kemper Corp.	124	9,527
Kinsale Capital Group, Inc.	211	42,227
National General Holdings Corp.	527	18,013
Protective Insurance Corp., Class B	1,150	15,767
RLI Corp.	158	16,456
Trupanion, Inc.*	264	31,603
United Fire Group, Inc.	564	14,156
United Insurance Holdings Corp.	1,358	7,768
		239,557
INTERACTIVE MEDIA & SERVICES - 0.3%
QuinStreet, Inc.*	1,247	26,736
TrueCar, Inc.*	1,115	4,683
Yelp, Inc.*	1,048	34,238
		65,657
	Shares/ Principal	Fair Value
INTERNET & DIRECT MARKETING RETAIL - 0.9%
1-800-Flowers.com, Inc., Class A*	735	$19,110
Etsy, Inc.*	47	8,362
Grubhub, Inc.*	258	19,162
Magnite, Inc.*	758	23,278
Overstock.com, Inc.*	415	19,907
Shutterstock, Inc.	281	20,148
Stamps.com, Inc.*	167	32,764
Stitch Fix, Inc., Class A*	516	30,299
		173,030
IT SERVICES - 1.8%
Concentrix Corp.*	331	32,670
CSG Systems International, Inc.	619	27,898
EPAM Systems, Inc.*	124	44,435
Hackett Group, Inc. (The)	637	9,167
Information Services Group, Inc.*	4,637	15,209
International Money Express, Inc.*	706	10,957
KBR, Inc.	717	22,177
LiveRamp Holdings, Inc.*	343	25,104
ManTech International Corp./VA, Class A	705	62,703
MAXIMUS, Inc.	518	37,912
NIC, Inc.	112	2,893
Perficient, Inc.*	323	15,391
Verra Mobility Corp.*	1,897	25,458
Virtusa Corp.*	219	11,198
		343,172
LEISURE PRODUCTS - 0.3%
Malibu Boats, Inc., Class A*	298	18,607
YETI Holdings, Inc.*	542	37,111
		55,718
LIFE SCIENCES TOOLS & SERVICES - 1.5%
Adaptive Biotechnologies Corp.*	151	8,929
Luminex Corp.	864	19,976
Medpace Holdings, Inc.*	399	55,541
NanoString Technologies, Inc.*	837	55,979
NeoGenomics, Inc.*	1,030	55,455
Pacific Biosciences of California, Inc.*	1,001	25,966
PRA Health Sciences, Inc.*	130	16,307
Repligen Corp.*	161	30,852
Syneos Health, Inc.*	265	18,054
		287,059
MACHINERY - 3.2%
Altra Industrial Motion Corp.	383	21,230
Blue Bird Corp.*	1,139	20,798
Briggs & Stratton Corp.*	1,081	79
Chart Industries, Inc.*	386	45,467
ESCO Technologies, Inc.	816	84,227
Evoqua Water Technologies Corp.*	1,091	29,435
Gencor Industries, Inc.*	1,100	13,530
Greenbrier Cos., Inc. (The)	588	21,391

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Small Cap Portfolio

Portfolio of Investments (Continued)

December 31, 2020

	Shares/ Principal	Fair Value
MACHINERY - 3.2% (Continued)
Hillenbrand, Inc.	728	$28,974
John Bean Technologies Corp.	142	16,170
Kennametal, Inc.	1,172	42,473
LB Foster Co., Class A*	453	6,818
Manitowoc Co., Inc. (The)*	897	11,939
Navistar International Corp.*	270	11,869
Proto Labs, Inc.*	282	43,259
RBC Bearings, Inc.*	91	16,293
SPX Corp.*	246	13,417
Standex International Corp.	288	22,326
Terex Corp.	631	22,016
Wabash National Corp.	1,432	24,673
Watts Water Technologies, Inc., Class A	473	57,564
Welbilt, Inc.*	1,944	25,661
Woodward, Inc.	159	19,323
		598,932
MEDIA - 1.2%
Cardlytics, Inc.*	328	46,829
Entercom Communications Corp., Class A	1,456	3,596
Entravision Communications Corp., Class A	4,818	13,250
EW Scripps Co. (The), Class A	843	12,889
iHeartMedia, Inc., Class A*	1,165	15,122
Meredith Corp.	2,198	42,202
MSG Networks, Inc., Class A*	1,116	16,450
Nexstar Media Group, Inc., Class A	190	20,746
Sinclair Broadcast Group, Inc., Class A	239	7,612
TechTarget, Inc.*	429	25,358
TEGNA, Inc.	894	12,471
Townsquare Media, Inc., Class A	1,767	11,768
		228,293
METALS & MINING - 1.5%
Carpenter Technology Corp.	322	9,377
Cleveland-Cliffs, Inc.	1,759	25,611
Coeur Mining, Inc.*	1,529	15,825
Commercial Metals Co.	1,086	22,306
Hecla Mining Co.	1,471	9,532
Kaiser Aluminum Corp.	429	42,428
Materion Corp.	472	30,076
Novagold Resources, Inc.*	2,637	25,500
Ryerson Holding Corp.*	1,590	21,687
Schnitzer Steel Industries, Inc., Class A	1,242	39,632
SunCoke Energy, Inc.	1,162	5,055
TimkenSteel Corp.*	2,897	13,529
Worthington Industries, Inc.	473	24,284
		284,842
MORTGAGE REAL ESTATE INVESTMENT - 1.1%
Apollo Commercial Real Estate Finance, Inc.	805	8,992
Arbor Realty Trust, Inc.	2,246	31,848
Blackstone Mortgage Trust, Inc., Class A	733	20,180
Colony Credit Real Estate, Inc.	1,932	14,490
	Shares/ Principal	Fair Value
MORTGAGE REAL ESTATE INVESTMENT - 1.1% (Continued)
Ellington Financial, Inc.	750	$11,130
Ellington Residential Mortgage REIT	716	9,337
Great Ajax Corp.	657	6,872
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	472	29,939
Invesco Mortgage Capital, Inc.	3,097	10,468
Ladder Capital Corp.	590	5,770
MFA Financial, Inc.	4,241	16,497
TPG RE Finance Trust, Inc.	1,498	15,909
Two Harbors Investment Corp.	3,458	22,027
		203,459
MULTILINE RETAIL - 0.2%
Big Lots, Inc.	550	23,612
Dillard's, Inc., Class A	146	9,205
		32,817
MULTI-UTILITIES - 0.1%
Avista Corp.	359	14,410
NorthWestern Corp.	167	9,738
		24,148
OIL, GAS & CONSUMABLE FUELS - 1.6%
Antero Resources Corp.*	3,690	20,111
Brigham Minerals, Inc., Class A	1,039	11,419
Callon Petroleum Co.*	745	9,804
CNX Resources Corp.*	1,400	15,120
CVR Energy, Inc.	1,072	15,973
Delek US Holdings, Inc.	1,882	30,244
DHT Holdings, Inc.	1,544	8,075
Evolution Petroleum Corp.	5,122	14,598
Falcon Minerals Corp.	3,546	11,170
Golar LNG Ltd.*	882	8,502
Laredo Petroleum, Inc.*	566	11,150
Magnolia Oil & Gas Corp., Class A*	1,770	12,496
Matador Resources Co.*	535	6,452
Nordic American Tankers Ltd.	1,996	5,888
Ovintiv, Inc.	717	10,296
Par Pacific Holdings, Inc.*	2,122	29,666
PBF Energy, Inc., Class A	2,822	20,036
PDC Energy, Inc.*	674	13,837
Scorpio Tankers, Inc.	808	9,042
Southwestern Energy Co.*	3,497	10,421
Talos Energy, Inc.*	1,464	12,063
World Fuel Services Corp.	465	14,489
		300,852
PAPER & FOREST PRODUCTS - 0.3%
Louisiana-Pacific Corp.	1,088	40,441
Neenah, Inc.	249	13,775
		54,216

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Small Cap Portfolio

Portfolio of Investments (Continued)

December 31, 2020

	Shares/ Principal	Fair Value
PERSONAL PRODUCTS - 0.2%
Edgewell Personal Care Co.	233	$8,057
Medifast, Inc.	44	8,639
USANA Health Sciences, Inc.*	237	18,273
		34,969
PHARMACEUTICALS - 1.4%
Aerie Pharmaceuticals, Inc.*	391	5,282
Amneal Pharmaceuticals, Inc.*	127	580
Amphastar Pharmaceuticals, Inc.*	109	2,192
Arvinas, Inc.*	395	33,547
Axsome Therapeutics, Inc.*	119	9,695
Catalent, Inc.*	526	54,741
Endo International PLC*	798	5,730
Horizon Therapeutics PLC*	41	2,999
Intra-Cellular Therapies, Inc.*	533	16,949
Nektar Therapeutics*	406	6,902
NGM Biopharmaceuticals, Inc.*	872	26,417
Pacira BioSciences, Inc.*	263	15,738
Phibro Animal Health Corp., Class A	735	14,274
Prestige Consumer Healthcare, Inc.*	963	33,580
Reata Pharmaceuticals, Inc., Class A*	21	2,596
Supernus Pharmaceuticals, Inc.*	1,098	27,626
Theravance Biopharma, Inc.*	636	11,302
		270,150
PROFESSIONAL SERVICES - 1.7%
ASGN, Inc.*	723	60,392
Exponent, Inc.	291	26,199
Forrester Research, Inc.*	125	5,238
Franklin Covey Co.*	900	20,043
Heidrick & Struggles International, Inc.	834	24,503
Insperity, Inc.	655	53,330
Kforce, Inc.	1,583	66,628
Mistras Group, Inc.*	814	6,317
TriNet Group, Inc.*	392	31,595
Upwork, Inc.*	627	21,644
		315,889
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.9%
Kennedy-Wilson Holdings, Inc.	733	13,113
Marcus & Millichap, Inc.*	1,490	55,473
RE/MAX Holdings, Inc., Class A	842	30,590
Realogy Holdings Corp.*	780	10,233
Redfin Corp.*	597	40,972
RMR Group, Inc. (The), Class A	664	25,644
		176,025
ROAD & RAIL - 0.7%
Covenant Logistics Group, Inc.*	1,140	16,883
Knight-Swift Transportation Holdings, Inc.	588	24,590
Marten Transport Ltd.	2,241	38,613
Saia, Inc.*	96	17,357
	Shares/ Principal	Fair Value
ROAD & RAIL - 0.7% (Continued)
Universal Logistics Holdings, Inc.	361	$7,433
Werner Enterprises, Inc.	561	22,002
		126,878
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.6%
Advanced Energy Industries, Inc.*	433	41,988
Ambarella, Inc.*	527	48,389
Brooks Automation, Inc.	558	37,860
Cirrus Logic, Inc.*	983	80,803
CMC Materials, Inc.	218	32,983
DSP Group, Inc.*	83	1,377
FormFactor, Inc.*	588	25,296
Lattice Semiconductor Corp.*	1,151	52,739
Power Integrations, Inc.	756	61,886
Rambus, Inc.*	472	8,241
Semtech Corp.*	372	26,818
Silicon Laboratories, Inc.*	163	20,757
SiTime Corp.*	109	12,200
Synaptics, Inc.*	448	43,187
		494,524
SOFTWARE - 6.3%
8x8, Inc.*	1,612	55,566
A10 Networks, Inc.*	560	5,522
Alarm.com Holdings, Inc.*	416	43,035
Appfolio, Inc., Class A*	177	31,867
Appian Corp.*	232	37,605
Benefitfocus, Inc.*	1,128	16,333
Blackbaud, Inc.	348	20,031
Blackline, Inc.*	253	33,745
Bottomline Technologies DE, Inc.*	582	30,695
Box, Inc., Class A*	2,343	42,291
Cerence, Inc.*	427	42,905
Cloudera, Inc.*	1,905	26,499
CommVault Systems, Inc.*	751	41,583
Cornerstone OnDemand, Inc.*	379	16,691
Digital Turbine, Inc.*	662	37,443
Fair Isaac Corp.*	87	44,460
Five9, Inc.*	216	37,670
LivePerson, Inc.*	738	45,926
Medallia, Inc.*	293	9,733
MicroStrategy, Inc., Class A*	64	24,867
New Relic, Inc.*	366	23,936
Nutanix, Inc., Class A*	284	9,051
Paylocity Holding Corp.*	98	20,179
Progress Software Corp.	788	35,610
Proofpoint, Inc.*	242	33,011
PROS Holdings, Inc.*	424	21,526
Q2 Holdings, Inc.*	450	56,939
Qualys, Inc.*	332	40,461
Rapid7, Inc.*	651	58,694
RingCentral, Inc., Class A*	58	21,980

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Small Cap Portfolio

Portfolio of Investments (Continued)

December 31, 2020

	Shares/ Principal	Fair Value
SOFTWARE - 6.3% (Continued)
Sprout Social, Inc., Class A*	498	$22,614
SPS Commerce, Inc.*	483	52,449
Sumo Logic, Inc.*	184	5,259
SVMK, Inc.*	520	13,286
Varonis Systems, Inc.*	450	73,625
Workiva, Inc.*	142	13,010
Yext, Inc.*	1,001	15,736
Zendesk, Inc.*	150	21,468
		1,183,301
SPECIALTY RETAIL - 2.5%
Aaron's Co., Inc. (The)*	204	3,868
American Eagle Outfitters, Inc.	1,087	21,816
America's Car-Mart, Inc.*	145	15,927
Asbury Automotive Group, Inc.*	279	40,661
At Home Group, Inc.*	474	7,328
Bed Bath & Beyond, Inc.	959	17,032
Buckle, Inc. (The)	1,049	30,631
Camping World Holdings, Inc., Class A	250	6,512
Children's Place, Inc. (The)*	370	18,537
Designer Brands, Inc., Class A	1,896	14,504
Five Below, Inc.*	106	18,548
GameStop Corp., Class A*	483	9,100
Group 1 Automotive, Inc.	161	21,114
Guess?, Inc.	555	12,554
Lithia Motors, Inc., Class A	204	59,705
MarineMax, Inc.*	171	5,990
Monro, Inc.	408	21,746
National Vision Holdings, Inc.*	463	20,969
Rent-A-Center, Inc./TX	220	8,424
RH*	119	53,255
Sally Beauty Holdings, Inc.*	940	12,258
Sleep Number Corp.*	54	4,420
Sonic Automotive, Inc., Class A	285	10,992
Tilly's, Inc., Class A	367	2,995
Urban Outfitters, Inc.*	1,143	29,261
		468,147
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.1%
Pure Storage, Inc., Class A*	1,132	25,595
TEXTILES, APPAREL & LUXURY GOODS - 1.5%
Columbia Sportswear Co.	318	27,787
Crocs, Inc.*	832	52,133
Culp, Inc.	704	11,173
Deckers Outdoor Corp.*	208	59,650
G-III Apparel Group Ltd.*	901	21,390
Kontoor Brands, Inc.	241	9,775
Oxford Industries, Inc.	638	41,796
Steven Madden Ltd.	573	20,238
Vera Bradley, Inc.*	1,944	15,474
Wolverine World Wide, Inc.	885	27,656
		287,072
	Shares/ Principal	Fair Value
THRIFTS & MORTGAGE FINANCE - 1.9%
Capitol Federal Financial, Inc.	883	$11,038
Essent Group Ltd.	945	40,824
Federal Agricultural Mortgage Corp., Class C	312	23,166
Flagstar Bancorp, Inc.	154	6,277
Merchants Bancorp	745	20,584
Meridian Bancorp, Inc.	1,688	25,168
MGIC Investment Corp.	1,157	14,520
Mr Cooper Group, Inc.*	644	19,983
NMI Holdings, Inc., Class A*	325	7,361
Northwest Bancshares, Inc.	902	11,492
Premier Financial Corp.	1,420	32,660
Radian Group, Inc.	1,861	37,685
Riverview Bancorp, Inc.	4,554	23,954
Southern Missouri Bancorp, Inc.	382	11,628
Walker & Dunlop, Inc.	196	18,036
Washington Federal, Inc.	1,542	39,691
WSFS Financial Corp.	321	14,407
		358,474
TRADING COMPANIES & DISTRIBUTORS - 2.3%
Applied Industrial Technologies, Inc.	1,037	80,876
Beacon Roofing Supply, Inc.*	638	25,641
BMC Stock Holdings, Inc.*	504	27,055
Boise Cascade Co.	1,250	59,750
DXP Enterprises, Inc.*	426	9,470
Foundation Building Materials, Inc.*	1,203	23,110
GATX Corp.	167	13,891
H&E Equipment Services, Inc.	856	25,517
Herc Holdings, Inc.*	749	49,741
NOW, Inc.*	1,347	9,671
Rush Enterprises, Inc., Class A	352	14,580
SiteOne Landscape Supply, Inc.*	408	64,721
Systemax, Inc.	457	16,402
Triton International Ltd./Bermuda	215	10,430
Univar Solutions, Inc.*	90	1,711
WESCO International, Inc.*	58	4,553
		437,119
WATER UTILITIES - 0.3%
American States Water Co.	429	34,110
SJW Group	259	17,964
		52,074
WIRELESS TELECOMMUNICATION SERVICES - 0.1%
Shenandoah Telecommunications Co.	132	5,709
Spok Holdings, Inc.	988	10,996
		16,705
TOTAL COMMON STOCKS (Cost - $14,829,884)		18,256,965

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Small Cap Portfolio

Portfolio of Investments (Continued)

December 31, 2020

	Shares/ Principal	Fair Value
PREFERRED STOCKS - 0.0%†
TRADING COMPANIES & DISTRIBUTORS - 0.0%†
WESCO International, Inc., Series A, 10.625%*	154	$4,812
TOTAL PREFERRED STOCKS (Cost - $4,081)
RIGHTS - 0.0%†
Alder BioPharmaceuticals, CVR*	638	561
Achillion Pharmaceuticals, Inc., CVR*	1,183	545
TOTAL RIGHTS (Cost - $562)		1,106
WARRANTS - 0.0%†
Oasis PETE, Inc., expires 12/31/25*	24	890
Parker Drilling Co., expires 9/16/24	20	0
TOTAL WARRANTS (Cost - $744)		890
SHORT-TERM INVESTMENTS - 2.9%
MONEY MARKET FUNDS - 2.9%
Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 0.01% (b) (Cost - $543,134)	543,134	543,134
Fair Value
TOTAL INVESTMENTS - 99.8% (Cost - $15,378,405)	$18,806,907
OTHER ASSETS LESS LIABILITIES - NET 0.2%	35,537
TOTAL NET ASSETS - 100.0%	$18,842,444

*  Non-income producing security.

†  Represents less than 0.05%.

(a)  The rate shown is the annualized one-day yield at period end.

(b)  The rate shown is the annualized seven-day yield at period end.

CVR - Contingent Value Rights

PLC - Public Limited Company

REIT - Real Estate Investment Trust

FUTURES CONTRACTS
LONG FUTURES CONTRACTS	Counterparty	Number of Contracts	Expiration Date	Notional Value	Fair Value/ Unrealized Appreciation (Depreciation)
E-Mini Russell 2000 Future	Goldman Sachs & Co.	6	3/19/2021	$592,440	$12,682

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined U.S. Core Portfolio

Portfolio Review

December 31, 2020 (Unaudited)

Investment Objective

The Portfolio seeks to provide long-term capital appreciation.

Management Review

The Portfolio is sub-advised by BlackRock Investment Management, LLC ("BlackRock").

How did the Portfolio perform during the period?

During 2020, the Class I shares of Global Atlantic BlackRock Disciplined U.S. Core Portfolio outperformed its reference benchmark, the S&P 500® Index. The Portfolio posted a return of 19.03% compared to a benchmark return of 18.40%, a difference of 63 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio's performance?

BlackRock's Scientific Active Equity ("SAE") process systematically tracks and ranks the characteristics of companies in order to seek to construct a portfolio that has the best trade-off between returns, risk and costs. The SAE investment model groups the universe of securities based on an analysis of a wide range of factors, such as relative value ("Value"), earnings quality ("Quality"), market sentiment ("Sentiment"), and thematic insights. Value insights seek to incorporate, where appropriate, asset value, sales, earnings and cash flow forecasts over short and long periods. Quality measures aim to assess the sustainability of earnings and the quality of corporate management by investigating company financials as well as other company statements. Sentiment criteria seek to infer information about a company's value from changes in analysts' forecasts, linkages between companies, management decisions and the behavior of other market participants in equities and other securities markets. And lastly, thematic insights seek to identify and exploit commonalities among groups of stocks that are believed to drive prices but that currently appear to be less obvious to the market.

Portfolio outperformance was driven by strength in the first half of the year, while the Portfolio struggled to keep up amidst the volatile market in the second half. The outperformance was primarily driven by the Portfolio's Sentiment and fundamental Quality-based measures. Although trend-based sentiment measures faltered near the end of 2020, faster moving Sentiment measures constructed from alternative data were able to correctly position the portfolio throughout the COVID-19 crisis witnessed earlier in the period. Insights which captured firms likely to benefit during the recovery were most additive. Evaluating how companies were navigating fast changing consumer habits and the emergence from lockdown using supply chain linkages and mobile app usage was most effective. The real time nature of these types of measures were helpful in evaluating the quickly evolving marketplace. Other Sentiment-based measures that look to bond data were also notable performers. From a sector standpoint, Sentiment-based insights were most effective in the consumer discretionary sector.

Nontraditional measures of Quality, such as ESG related insights, were other top contributors. Specifically, an insight that looks to capture investor flows into ESG-related positions was one of the best performing insights as it was able to follow the broader sustainability market trend. Traditional Quality insights, such as balance sheet strength and a preference for lower volatility securities, were able to drive meaningful gains. Other stability insights, such as an insight with a preference for lower levered stocks, provided ballast throughout the volatile market period.

Conversely, Sentiment insights that evaluate work-from-home trends struggled later in the period amidst the broader re-opening trend and as several notable employers made forward looking comments concerning the desire for employees to return to office. Select industry timing insights also struggled throughout the period. Of note, while the Portfolio targets a generally sector- and industry-neutral approach, positioning in real estate investment trusts and the semiconductors industry was a drag on relative performance.

Global Atlantic BlackRock Disciplined U.S. Core Portfolio

Portfolio Review (Continued)

December 31, 2020 (Unaudited)

How was the Portfolio positioned at period end?

From a sector positioning perspective, the Portfolio remained largely sector neutral at the end of the period. The Portfolio had slight overweight positions in the information technology and consumer staples sectors and slight underweight positions in the consumer discretionary and materials sectors at the end of the year. The SAE team seeks to maintain a style neutral approach, so the Portfolio did not have any outsized active exposures to any particular style or factor.

The Portfolio's performance figures for the periods ended December 31, 2020 as compared to its benchmark:

			Annualized	Operating Expense**
	Inception Date*	One Year	Since Inception	Gross Ratio	Net Ratio
Global Atlantic BlackRock Disciplined U.S. Core Portfolio
Class I	November 1, 2017	19.03%	14.18%	0.52%	0.48%
Class II	November 1, 2017	18.67%	13.91%	0.77%	0.73%
S&P 500® Index^		18.40%	14.82%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account.

*  Commencement of operations is November 6, 2017.

**  The estimated operating expense ratios for Class I and Class II shares, as disclosed in the most recent prospectus dated April 30, 2020. Ratios include Acquired Fund Fees and Expenses indirectly incurred by the Portfolio. The operating expense ratios presented here may differ from the expense ratios disclosed in the Financial Highlights table in this report.

^  The S&P 500® Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees, and other expenses. Investors cannot invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Global Atlantic BlackRock Disciplined U.S. Core Portfolio

Portfolio Review (Continued)

December 31, 2020 (Unaudited)

Holdings by Asset Class	% of Net Assets
Common Stocks	97.0%
Short-Term Investments	3.0%
Rights	0.0%^
Other Assets Less Liabilities - Net	0.0%^
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio's holdings as of December 31, 2020.

Derivative exposure is included in "Other Assets Less Liabilities - Net".

^  Represents less than 0.05%.

Global Atlantic BlackRock Disciplined U.S. Core Portfolio

Portfolio of Investments

December 31, 2020

	Shares/ Principal	Fair Value
COMMON STOCKS - 97.0%
AEROSPACE & DEFENSE - 1.4%
Boeing Co. (The)	253	$54,157
L3Harris Technologies, Inc.	177	33,456
Lockheed Martin Corp.	551	195,594
Northrop Grumman Corp.	297	90,502
		373,709
AIR FREIGHT & LOGISTICS - 0.6%
C.H. Robinson Worldwide, Inc.	244	22,905
Expeditors International of Washington, Inc.	1,210	115,083
United Parcel Service, Inc., Class B	103	17,345
		155,333
AIRLINES - 0.2%
Alaska Air Group, Inc.	306	15,912
United Airlines Holdings, Inc.*	948	41,001
		56,913
AUTO COMPONENTS - 0.4%
Aptiv PLC	613	79,868
BorgWarner, Inc.	489	18,895
		98,763
AUTOMOBILES - 1.8%
Harley-Davidson, Inc.	206	7,560
Tesla, Inc.*	659	465,037
		472,597
BANKS - 4.4%
Bank of America Corp.	7,366	223,264
Bank of Hawaii Corp.	74	5,670
Citigroup, Inc.	1,376	84,844
Comerica, Inc.	53	2,961
First Horizon Corp.	4,469	57,024
JPMorgan Chase & Co.	3,146	399,762
Pinnacle Financial Partners, Inc.	760	48,944
SVB Financial Group*	152	58,950
Truist Financial Corp.	687	32,928
US Bancorp	1,257	58,564
Wells Fargo & Co.	5,250	158,445
Wintrust Financial Corp.	503	30,728
		1,162,084
BEVERAGES - 1.6%
Brown-Forman Corp., Class A	60	4,409
Brown-Forman Corp., Class B	733	58,222
Coca-Cola Co. (The)	3,419	187,498
PepsiCo, Inc.	1,104	163,723
		413,852
BIOTECHNOLOGY - 2.2%
AbbVie, Inc.	1,432	153,439
Alexion Pharmaceuticals, Inc.*	43	6,718
	Shares/ Principal	Fair Value
BIOTECHNOLOGY - 2.2% (Continued)
Amgen, Inc.	682	$156,805
Biogen, Inc.*	132	32,322
Gilead Sciences, Inc.	1,889	110,053
Regeneron Pharmaceuticals, Inc.*	86	41,548
Vertex Pharmaceuticals, Inc.*	407	96,190
		597,075
BUILDING PRODUCTS - 0.7%
Allegion PLC	383	44,573
Carrier Global Corp.	216	8,147
Lennox International, Inc.	336	92,054
Masco Corp.	363	19,940
Trane Technologies PLC	141	20,468
		185,182
CAPITAL MARKETS - 2.8%
Ameriprise Financial, Inc.	51	9,911
Bank of New York Mellon Corp. (The)	1,216	51,607
Charles Schwab Corp. (The)	1,002	53,146
CME Group, Inc.	273	49,700
FactSet Research Systems, Inc.	159	52,867
Moody's Corp.	603	175,015
Morgan Stanley	3,085	211,415
S&P Global, Inc.	266	87,442
State Street Corp.	71	5,167
T Rowe Price Group, Inc.	294	44,509
		740,779
CHEMICALS - 1.8%
Ecolab, Inc.	864	186,935
FMC Corp.	665	76,428
PPG Industries, Inc.	1,109	159,940
Sherwin-Williams Co. (The)	79	58,058
		481,361
COMMERCIAL SERVICES & SUPPLIES - 0.4%
Cintas Corp.	55	19,441
Copart, Inc.*	653	83,094
		102,535
COMMUNICATIONS EQUIPMENT - 1.0%
Cisco Systems, Inc.	6,047	270,603
CONSTRUCTION & ENGINEERING - 0.2%
EMCOR Group, Inc.	491	44,907
CONSTRUCTION MATERIALS - 0.0%†
Vulcan Materials Co.	43	6,377
CONSUMER FINANCE - 0.6%
Ally Financial, Inc.	337	12,017
American Express Co.	1,137	137,475
		149,492

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined U.S. Core Portfolio

Portfolio of Investments (Continued)

December 31, 2020

	Shares/ Principal	Fair Value
DISTRIBUTORS - 0.1%
Pool Corp.	49	$18,252
DIVERSIFIED CONSUMER SERVICES - 0.0%†
Bright Horizons Family Solutions, Inc.*	40	6,920
DIVERSIFIED FINANCIAL SERVICES - 0.5%
Berkshire Hathaway, Inc., Class B*	582	134,948
DIVERSIFIED TELECOMMUNICATION - 0.9%
AT&T, Inc.	3,467	99,711
Verizon Communications, Inc.	2,380	139,825
		239,536
ELECTRIC UTILITIES - 2.0%
Alliant Energy Corp.	1,800	92,754
Eversource Energy	386	33,393
NextEra Energy, Inc.	4,643	358,207
Pinnacle West Capital Corp.	384	30,701
Xcel Energy, Inc.	192	12,801
		527,856
ELECTRICAL EQUIPMENT - 0.3%
Rockwell Automation, Inc.	269	67,468
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 0.1%
Trimble, Inc.*	325	21,700
Zebra Technologies Corp., Class A*	50	19,217
		40,917
ENERGY EQUIPMENT & SERVICES - 0.7%
Schlumberger NV	6,928	151,238
TechnipFMC PLC	2,701	25,390
		176,628
ENTERTAINMENT - 2.6%
Activision Blizzard, Inc.	811	75,302
Netflix, Inc.*	315	170,330
Walt Disney Co. (The)*	2,111	382,471
Warner Music Group Corp., Class A	402	15,272
World Wrestling Entertainment, Inc., Class A	206	9,898
Zynga, Inc., Class A*	2,622	25,879
		679,152
EQUITY REAL ESTATE INVESTMENT - 2.9%
Alexandria Real Estate Equities, Inc.	241	42,951
American Tower Corp.	324	72,725
Boston Properties, Inc.	706	66,738
Brixmor Property Group, Inc.	3,717	61,516
Equinix, Inc.	50	35,709
Kilroy Realty Corp.	1,029	59,065
Kimco Realty Corp.	2,888	43,349
Prologis, Inc.	2,062	205,499
Regency Centers Corp.	1,176	53,614
	Shares/ Principal	Fair Value
EQUITY REAL ESTATE INVESTMENT - 2.9% (Continued)
Simon Property Group, Inc.	1,157	$98,669
Welltower, Inc.	267	17,253
		757,088
FOOD & STAPLES RETAILING - 1.5%
Costco Wholesale Corp.	811	305,569
Walmart, Inc.	581	83,751
		389,320
FOOD PRODUCTS - 1.4%
General Mills, Inc.	1,427	83,908
Hershey Co. (The)	1,167	177,769
Kellogg Co.	258	16,055
McCormick & Co., Inc.	930	88,908
		366,640
HEALTH CARE EQUIPMENT & SUPPLIES - 2.6%
Align Technology, Inc.*	51	27,254
Becton Dickinson and Co.	147	36,782
Boston Scientific Corp.*	1,034	37,172
Danaher Corp.	431	95,742
DexCom, Inc.*	149	55,088
Edwards Lifesciences Corp.*	1,655	150,986
IDEXX Laboratories, Inc.*	139	69,482
Medtronic PLC	861	100,858
Stryker Corp.	431	105,612
		678,976
HEALTH CARE PROVIDERS & SERVICES - 2.6%
Anthem, Inc.	283	90,868
Cardinal Health, Inc.	1,227	65,718
Cigna Corp.	242	50,380
CVS Health Corp.	118	8,059
Henry Schein, Inc.*	903	60,375
McKesson Corp.	569	98,960
UnitedHealth Group, Inc.	891	312,456
		686,816
HEALTH CARE TECHNOLOGY - 0.1%
Cerner Corp.	507	39,789
HOTELS, RESTAURANTS & LEISURE - 1.6%
Chipotle Mexican Grill, Inc.*	15	20,801
Darden Restaurants, Inc.	43	5,122
McDonald's Corp.	619	132,825
Planet Fitness, Inc., Class A*	380	29,499
Six Flags Entertainment Corp.	406	13,845
Starbucks Corp.	1,136	121,529
Wendy's Co. (The)	1,286	28,189
Wyndham Destinations, Inc.	1,582	70,968
Wyndham Hotels & Resorts, Inc.	158	9,392
Wynn Resorts Ltd.	52	5,867
		438,037

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined U.S. Core Portfolio

Portfolio of Investments (Continued)

December 31, 2020

	Shares/ Principal	Fair Value
HOUSEHOLD PRODUCTS - 2.1%
Clorox Co. (The)	746	$150,632
Colgate-Palmolive Co.	3,124	267,133
Procter & Gamble Co. (The)	911	126,757
		544,522
INDUSTRIAL CONGLOMERATES - 1.8%
3M Co.	926	161,856
General Electric Co.	1,102	11,902
Honeywell International, Inc.	1,102	234,395
Roper Technologies, Inc.	167	71,992
		480,145
INSURANCE - 1.9%
Aflac, Inc.	1,459	64,882
Allstate Corp. (The)	82	9,014
Athene Holding Ltd., Class A*	971	41,889
First American Financial Corp.	733	37,845
Hanover Insurance Group, Inc. (The)	148	17,304
Marsh & McLennan Cos., Inc.	1,043	122,031
MetLife, Inc.	1,154	54,180
Progressive Corp. (The)	442	43,705
Travelers Cos., Inc. (The)	612	85,906
Willis Towers Watson PLC	111	23,386
		500,142
INTERACTIVE MEDIA & SERVICES - 5.5%
Alphabet, Inc., Class A*	332	581,876
Alphabet, Inc., Class C*	236	413,444
Facebook, Inc., Class A*	1,593	435,144
Twitter, Inc.*	430	23,284
		1,453,748
INTERNET & DIRECT MARKETING RETAIL - 4.5%
Amazon.com, Inc.*	362	1,179,009
Booking Holdings, Inc.*	11	24,500
		1,203,509
IT SERVICES - 5.6%
Accenture PLC, Class A	1,118	292,033
Automatic Data Processing, Inc.	672	118,406
Fiserv, Inc.*	1,734	197,433
Mastercard, Inc., Class A	625	223,087
PayPal Holdings, Inc.*	928	217,338
Visa, Inc., Class A	1,990	435,273
		1,483,570
LIFE SCIENCES TOOLS & SERVICES - 0.8%
Agilent Technologies, Inc.	891	105,575
Thermo Fisher Scientific, Inc.	253	117,842
		223,417
MACHINERY - 1.8%
Cummins, Inc.	186	42,241
Deere & Co.	721	193,985
	Shares/ Principal	Fair Value
MACHINERY - 1.8% (Continued)
Fortive Corp.	700	$49,574
Oshkosh Corp.	379	32,620
Snap-on, Inc.	267	45,694
Xylem, Inc.	997	101,485
		465,599
MEDIA - 1.0%
Comcast Corp., Class A	2,246	117,690
Discovery, Inc., Class A*	2,346	70,591
Discovery, Inc., Class C*	256	6,705
Sirius XM Holdings, Inc.	10,331	65,809
ViacomCBS, Inc., Class B	186	6,930
		267,725
MULTILINE RETAIL - 0.2%
Nordstrom, Inc.	712	22,222
Target Corp.	178	31,422
		53,644
MULTI-UTILITIES - 1.1%
CMS Energy Corp.	2,938	179,247
Consolidated Edison, Inc.	1,733	125,244
		304,491
OIL, GAS & CONSUMABLE FUELS - 1.3%
Cheniere Energy, Inc.*	231	13,867
Chevron Corp.	237	20,015
Cimarex Energy Co.	96	3,601
EOG Resources, Inc.	1,334	66,527
Exxon Mobil Corp.	1,324	54,575
Phillips 66	2,348	164,219
Valero Energy Corp.	595	33,659
		356,463
PERSONAL PRODUCTS - 0.4%
Estee Lauder Cos, Inc. (The), Class A	436	116,059
PHARMACEUTICALS - 4.0%
Bristol-Myers Squibb Co.	3,868	239,932
Catalent, Inc.*	137	14,258
Eli Lilly and Co.	329	55,548
Johnson & Johnson	2,147	337,895
Merck & Co., Inc.	1,375	112,475
Pfizer, Inc.	4,513	166,123
Zoetis, Inc.	758	125,449
		1,051,680
PROFESSIONAL SERVICES - 0.2%
IHS Markit Ltd.	374	33,596
Robert Half International, Inc.	77	4,811
Verisk Analytics, Inc.	106	22,005
		60,412

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined U.S. Core Portfolio

Portfolio of Investments (Continued)

December 31, 2020

	Shares/ Principal	Fair Value
ROAD & RAIL - 0.4%
CSX Corp.	654	$59,350
Landstar System, Inc.	74	9,965
Lyft, Inc., Class A*	337	16,557
Union Pacific Corp.	127	26,444
		112,316
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.1%
Advanced Micro Devices, Inc.*	1,004	92,077
Allegro MicroSystems, Inc.*	759	20,235
Analog Devices, Inc.	1,010	149,207
Applied Materials, Inc.	1,958	168,976
Cirrus Logic, Inc.*	10	822
Intel Corp.	4,899	244,068
NVIDIA Corp.	869	453,792
QUALCOMM, Inc.	885	134,821
Texas Instruments, Inc.	495	81,244
		1,345,242
SOFTWARE - 9.2%
Adobe, Inc.*	794	397,095
Cadence Design Systems, Inc.*	1,039	141,751
Intuit, Inc.	44	16,713
Microsoft Corp.	6,055	1,346,753
salesforce.com, Inc.*	1,002	222,975
ServiceNow, Inc.*	425	233,933
Teradata Corp.*	616	13,842
VMware, Inc., Class A*	333	46,707
Zendesk, Inc.*	44	6,297
		2,426,066
SPECIALTY RETAIL - 2.1%
Home Depot, Inc. (The)	1,570	417,023
Lowe's Cos., Inc.	464	74,477
TJX Cos., Inc. (The)	1,114	76,075
		567,575
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 6.7%
Apple, Inc.	12,034	1,596,791
Dell Technologies, Inc., Class C*	282	20,668
Hewlett Packard Enterprise Co.	8,366	99,137
HP, Inc.	930	22,869
NetApp, Inc.	690	45,706
		1,785,171
	Shares/ Principal	Fair Value
TEXTILES, APPAREL & LUXURY GOODS - 0.6%
NIKE, Inc., Class B	1,072	$151,656
Under Armour, Inc., Class C*	162	2,410
		154,066
THRIFTS & MORTGAGE FINANCE - 0.4%
MGIC Investment Corp.	332	4,167
New York Community Bancorp, Inc.	7,087	74,768
Radian Group, Inc.	209	4,232
Rocket Cos., Inc., Class A*	895	18,097
		101,264
TRADING COMPANIES & DISTRIBUTORS - 0.3%
Fastenal Co.	938	45,803
WW Grainger, Inc.	107	43,692
		89,495
TOTAL COMMON STOCKS (Cost - $19,278,610)		25,706,226
RIGHTS - 0.0%†
Bristol-Myers Squibb Co., CVR* (Cost - $1,569)	682	471
SHORT-TERM INVESTMENTS - 3.0%
MONEY MARKET FUNDS - 3.0%
Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 0.01% (a) (Cost - $788,346)	788,346	788,346
TOTAL INVESTMENTS - 100.0% (Cost - $20,068,525)		$26,495,043
OTHER ASSETS LESS LIABILITIES - NET 0.0%†		2,017
TOTAL NET ASSETS - 100.0%		$26,497,060

*  Non-income producing security.

†  Represents less than 0.05%.

(a)  The rate shown is the annualized seven-day yield at period end.

CVR - Contingent Value Rights

PLC - Public Limited Company

FUTURES CONTRACTS
LONG FUTURES CONTRACTS	Counterparty	Number of Contracts	Expiration Date	Notional Value	Fair Value/ Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Future	Goldman Sachs & Co.	4	3/19/2021	$749,760	$19,554

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Value Portfolio

Portfolio Review

December 31, 2020 (Unaudited)

Investment Objective

The Portfolio seeks to provide long-term capital appreciation.

Management Review

The Portfolio is sub-advised by BlackRock Investment Management, LLC ("BlackRock").

How did the Portfolio perform during the period?

During 2020, the Class I shares of Global Atlantic BlackRock Disciplined Value Portfolio outperformed its reference benchmark, the Russell 1000® Value Index. The Portfolio posted a return of 4.14% compared to a benchmark return of 2.80%, a difference of 134 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio's performance?

BlackRock's Scientific Active Equity ("SAE") process systematically tracks and ranks the characteristics of companies in order to seek to construct a portfolio that has the best trade-off between returns, risk and costs. The SAE investment model groups the universe of securities based on an analysis of a wide range of factors, such as relative value ("Value"), earnings quality ("Quality"), market sentiment ("Sentiment"), and thematic insights. Value insights seek to incorporate, where appropriate, asset value, sales, earnings and cash flow forecasts over short and long periods. Quality measures aim to assess the sustainability of earnings and the quality of corporate management by investigating company financials as well as other company statements. Sentiment criteria seek to infer information about a company's value from changes in analysts' forecasts, linkages between companies, management decisions and the behavior of other market participants in equities and other securities markets. And lastly, thematic insights seek to identify and exploit commonalities among groups of stocks that are believed to drive prices but that currently appear to be less obvious to the market.

Portfolio outperformance was driven by strength in the first half of the year, while the Portfolio struggled to keep up amidst the volatile market in the fourth quarter. The positive relative performance was primarily driven by the Portfolio's Sentiment and fundamental Quality-based measures, while select macro thematic measures struggled. Although trend-based sentiment measures faltered near the end of 2020, faster moving sentiment measures constructed from alternative data were able to correctly position the Portfolio throughout the COVID-19 crisis witnessed earlier in the period. Insights which captured firms likely to benefit during the recovery were most additive. Evaluating how companies were navigating fast changing consumer habits and the emergence from lockdown using supply chain linkages and mobile app usage was most effective. The real time nature of these types of measures were helpful in evaluating the quickly evolving marketplace. Other Sentiment-based measures that look to bond data and non-obvious news sentiment were also notable performers.

Nontraditional measures of Quality, such as ESG related insights, were other top contributors. Specifically, an insight that looks to capture investor flows into ESG-related positions was one of the best performing insights as it was able to follow the broader sustainability market trend. Traditional Quality insights, such as balance sheet strength, provided ballast throughout the volatile market period. Notably, an insight that takes the opposite view of concentrated style positions was a notable contributor for the period.

Conversely, COVID-19 sentiment insights that evaluate work-from-home trends struggled later in the period amidst the broader re-opening trend and as several notable employers made forward looking comments concerning the desire for employees to return to office. Select industry timing insights also struggled throughout the period. Of note, while the Portfolio targets a generally sector- and industry-neutral approach, positioning in the semiconductors sector was a drag on relative performance. Despite the challenging performance at period-end for generic momentum styles, performance for the period overall was strong along that dimension. A style timing insight that took a more conservative view toward the style, therefore, weighed on aggregate performance for the year.

Global Atlantic BlackRock Disciplined Value Portfolio

Portfolio Review (Continued)

December 31, 2020 (Unaudited)

How was the Portfolio positioned at period end?

From a sector positioning perspective, the Portfolio remained largely sector neutral at the end of the period. The Portfolio had slight overweight positions in the information technology and utilities sectors and slight underweight positions in the consumer discretionary and health materials at the end of the year. The SAE team seeks to maintain a style neutral approach, so the Portfolio did not have any outsized active exposures to any particular style or factor.

The Portfolio's performance figures for the periods ended December 31, 2020 as compared to its benchmark:

			Annualized	Operating Expense**
	Inception Date*	One Year	Since Inception	Gross Ratio	Net Ratio
Global Atlantic BlackRock Disciplined Value Portfolio
Class I	November 1, 2017	4.14%	7.40%	0.56%	0.54%
Class II	November 1, 2017	3.94%	7.20%	0.81%	0.79%
Russell 1000® Value Index^		2.80%	7.14%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account.

*  Commencement of operations is November 6, 2017.

**  The estimated operating expense ratios for Class I and Class II shares, as disclosed in the most recent prospectus dated April 30, 2020. Ratios include Acquired Fund Fees and Expenses indirectly incurred by the Portfolio. The operating expense ratios presented here may differ from the expense ratios disclosed in the Financial Highlights table in this report.

^  The Russell 1000® Value Index measures the performance of large- and mid-capitalization value sectors of the U.S. equity market. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Global Atlantic BlackRock Disciplined Value Portfolio

Portfolio Review (Continued)

December 31, 2020 (Unaudited)

Holdings by Asset Class	% of Net Assets
Common Stocks	96.9%
Short-Term Investments	2.9%
Other Assets Less Liabilities - Net	0.2%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio's holdings as of December 31, 2020.

Derivative exposure is included in "Other Assets Less Liabilities - Net".

Global Atlantic BlackRock Disciplined Value Portfolio

Portfolio of Investments

December 31, 2020

	Shares/ Principal	Fair Value
COMMON STOCKS - 96.9%
AEROSPACE & DEFENSE - 2.1%
Boeing Co. (The)	6,434	$1,377,262
Curtiss-Wright Corp.	3,404	396,055
Hexcel Corp.	869	42,138
Huntington Ingalls Industries, Inc.	217	36,994
L3Harris Technologies, Inc.	3,765	711,660
Lockheed Martin Corp.	2,111	749,363
Northrop Grumman Corp.	1,102	335,802
Raytheon Technologies Corp.	13,753	983,477
Teledyne Technologies, Inc.*	1,618	634,224
		5,266,975
AIR FREIGHT & LOGISTICS - 0.7%
C.H. Robinson Worldwide, Inc.	2,365	222,002
Expeditors International of Washington, Inc.	10,899	1,036,604
FedEx Corp.	2,137	554,808
		1,813,414
AIRLINES - 0.4%
Alaska Air Group, Inc.	12,042	626,184
Delta Air Lines, Inc.	5,747	231,087
United Airlines Holdings, Inc.*	6,314	273,080
		1,130,351
AUTO COMPONENTS - 0.7%
Aptiv PLC	10,224	1,332,085
BorgWarner, Inc.	12,281	474,538
		1,806,623
AUTOMOBILES - 0.3%
Harley-Davidson, Inc.	13,829	507,524
Tesla, Inc.*	473	333,782
		841,306
BANKS - 8.2%
Bank of America Corp.	136,457	4,136,012
Bank of Hawaii Corp.	5,538	424,322
Bank OZK	2,490	77,862
BOK Financial Corp.	1,126	77,108
Citigroup, Inc.	32,106	1,979,656
Comerica, Inc.	11,715	654,400
Commerce Bancshares, Inc.	656	43,099
First Hawaiian, Inc.	2,620	61,780
First Horizon Corp.	50,422	643,385
JPMorgan Chase & Co.	46,461	5,903,799
PacWest Bancorp	2,410	61,214
Pinnacle Financial Partners, Inc.	7,808	502,835
PNC Financial Services Group, Inc. (The)	1,296	193,104
Regions Financial Corp.	22,064	355,672
Signature Bank	206	27,870
SVB Financial Group*	2,094	812,116
Truist Financial Corp.	15,119	724,654
	Shares/ Principal	Fair Value
BANKS - 8.2% (Continued)
US Bancorp	25,216	$1,174,813
Webster Financial Corp.	1,325	55,849
Wells Fargo & Co.	68,908	2,079,643
Western Alliance Bancorp	768	46,042
Wintrust Financial Corp.	4,460	272,461
Zions Bancorp NA	9,225	400,734
		20,708,430
BEVERAGES - 1.0%
Brown-Forman Corp., Class B	7,699	611,532
Coca-Cola Co. (The)	17,183	942,316
Molson Coors Beverage Co., Class B	1,459	65,932
PepsiCo, Inc.	6,638	984,415
		2,604,195
BIOTECHNOLOGY - 1.4%
AbbVie, Inc.	4,789	513,141
Alexion Pharmaceuticals, Inc.*	856	133,742
Amgen, Inc.	2,011	462,369
Biogen, Inc.*	1,571	384,675
Gilead Sciences, Inc.	31,157	1,815,207
Global Blood Therapeutics, Inc.*	1,059	45,865
Vertex Pharmaceuticals, Inc.*	929	219,560
		3,574,559
BUILDING PRODUCTS - 1.2%
Allegion PLC	8,056	937,557
Carrier Global Corp.	10,062	379,539
Lennox International, Inc.	3,181	871,499
Masco Corp.	7,021	385,663
Trane Technologies PLC	3,167	459,722
		3,033,980
CAPITAL MARKETS - 4.2%
Ameriprise Financial, Inc.	3,226	626,909
Bank of New York Mellon Corp. (The)	15,118	641,608
Cboe Global Markets, Inc.	1,220	113,606
Charles Schwab Corp. (The)	25,571	1,356,286
CME Group, Inc.	6,433	1,171,128
FactSet Research Systems, Inc.	1,273	423,272
Goldman Sachs Group, Inc. (The)	1,309	345,196
Invesco Ltd.	5,539	96,545
Moody's Corp.	3,797	1,102,041
Morgan Stanley	37,883	2,596,122
S&P Global, Inc.	2,321	762,982
State Street Corp.	7,143	519,868
T Rowe Price Group, Inc.	4,927	745,899
		10,501,462
CHEMICALS - 2.9%
Air Products and Chemicals, Inc.	2,972	812,010
Axalta Coating Systems Ltd.*	1,835	52,389

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Value Portfolio

Portfolio of Investments (Continued)

December 31, 2020

	Shares/ Principal	Fair Value
CHEMICALS - 2.9% (Continued)
Ecolab, Inc.	9,872	$2,135,906
FMC Corp.	9,944	1,142,864
Linde PLC	1,351	356,002
Mosaic Co. (The)	21,508	494,899
PPG Industries, Inc.	15,200	2,192,144
Sherwin-Williams Co. (The)	85	62,468
Valvoline, Inc.	3,444	79,694
		7,328,376
COMMERCIAL SERVICES & SUPPLIES - 0.5%
ADT, Inc.	3,098	24,319
Cintas Corp.	1,263	446,420
Copart, Inc.*	4,658	592,730
IAA, Inc.*	2,670	173,497
		1,236,966
COMMUNICATIONS EQUIPMENT - 1.7%
Cisco Systems, Inc.	90,967	4,070,774
Motorola Solutions, Inc.	787	133,837
		4,204,611
CONSTRUCTION & ENGINEERING - 0.4%
EMCOR Group, Inc.	5,331	487,573
Quanta Services, Inc.	4,857	349,801
Valmont Industries, Inc.	1,175	205,543
		1,042,917
CONSTRUCTION MATERIALS - 0.2%
Martin Marietta Materials, Inc.	759	215,533
Vulcan Materials Co.	2,210	327,765
		543,298
CONSUMER FINANCE - 1.3%
Ally Financial, Inc.	27,538	982,005
American Express Co.	15,774	1,907,234
Capital One Financial Corp.	3,383	334,410
		3,223,649
CONTAINERS & PACKAGING - 0.2%
Amcor PLC	5,756	67,748
AptarGroup, Inc.	1,908	261,186
Silgan Holdings, Inc.	1,945	72,121
		401,055
DISTRIBUTORS - 0.1%
Genuine Parts Co.	688	69,096
Pool Corp.	688	256,280
		325,376
DIVERSIFIED CONSUMER SERVICES - 0.3%
Bright Horizons Family Solutions, Inc.*	2,431	420,539
H&R Block, Inc.	15,583	247,146
		667,685
	Shares/ Principal	Fair Value
DIVERSIFIED FINANCIAL SERVICES - 1.7%
Berkshire Hathaway, Inc., Class B*	18,059	$4,187,340
DIVERSIFIED TELECOMMUNICATION - 2.1%
AT&T, Inc.	80,819	2,324,355
Verizon Communications, Inc.	48,864	2,870,760
		5,195,115
ELECTRIC UTILITIES - 3.9%
Alliant Energy Corp.	28,760	1,482,003
Avangrid, Inc.	2,755	125,215
Eversource Energy	12,381	1,071,080
IDACORP, Inc.	7,301	701,115
NextEra Energy, Inc.	59,894	4,620,822
Pinnacle West Capital Corp.	8,977	717,711
Southern Co. (The)	1,186	72,856
Xcel Energy, Inc.	15,551	1,036,785
		9,827,587
ELECTRICAL EQUIPMENT - 0.5%
AMETEK, Inc.	2,308	279,130
Array Technologies, Inc.*	688	29,680
Emerson Electric Co.	776	62,367
Hubbell, Inc.	3,656	573,224
Rockwell Automation, Inc.	840	210,681
		1,155,082
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 0.3%
FLIR Systems, Inc.	1,066	46,723
National Instruments Corp.	6,034	265,134
Trimble, Inc.*	6,262	418,114
Vontier Corp.*	4,648	155,243
		885,214
ENERGY EQUIPMENT & SERVICES - 0.9%
Schlumberger NV	78,400	1,711,472
TechnipFMC PLC	52,249	491,141
		2,202,613
ENTERTAINMENT - 2.7%
Activision Blizzard, Inc.	6,950	645,307
Walt Disney Co. (The)*	31,273	5,666,042
Warner Music Group Corp., Class A	5,533	210,199
World Wrestling Entertainment, Inc., Class A	2,593	124,594
Zynga, Inc., Class A*	20,676	204,072
		6,850,214
EQUITY REAL ESTATE INVESTMENT - 4.4%
Alexandria Real Estate Equities, Inc.	5,352	953,833
American Tower Corp.	656	147,246
Boston Properties, Inc.	12,158	1,149,296
Brixmor Property Group, Inc.	50,328	832,928
Camden Property Trust	4,066	406,275

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Value Portfolio

Portfolio of Investments (Continued)

December 31, 2020

	Shares/ Principal	Fair Value
EQUITY REAL ESTATE INVESTMENT - 4.4% (Continued)
Douglas Emmett, Inc.	2,192	$63,963
Equity Residential	10,033	594,756
Healthpeak Properties, Inc.	2,482	75,031
Kilroy Realty Corp.	17,646	1,012,880
Kimco Realty Corp.	46,918	704,239
Macerich Co. (The)	4,193	44,739
Park Hotels & Resorts, Inc.	9,854	168,996
Prologis, Inc.	27,789	2,769,452
Realty Income Corp., Class REIT	1,710	106,311
Regency Centers Corp.	13,899	633,655
Simon Property Group, Inc.	11,316	965,029
UDR, Inc.	785	30,168
Weingarten Realty Investors	3	65
Welltower, Inc.	7,131	460,805
		11,119,667
FOOD & STAPLES RETAILING - 1.5%
Costco Wholesale Corp.	3,845	1,448,719
Walmart, Inc.	16,134	2,325,716
		3,774,435
FOOD PRODUCTS - 2.0%
Bunge Ltd.	1,904	124,864
General Mills, Inc.	27,229	1,601,065
Hershey Co. (The)	12,689	1,932,915
Kellogg Co.	3,486	216,934
McCormick & Co., Inc.	11,624	1,111,255
Mondelez International, Inc., Class A	1,315	76,888
		5,063,921
GAS UTILITIES - 0.0%†
UGI Corp.	846	29,576
HEALTH CARE EQUIPMENT & SUPPLIES - 3.3%
Align Technology, Inc.*	93	49,697
Becton Dickinson and Co.	2,589	647,820
Boston Scientific Corp.*	19,940	716,843
Danaher Corp.	6,899	1,532,544
DENTSPLY SIRONA, Inc.	4,442	232,583
DexCom, Inc.*	137	50,652
Edwards Lifesciences Corp.*	10,218	932,188
Hill-Rom Holdings, Inc.	2,460	241,006
Hologic, Inc.*	3,409	248,277
IDEXX Laboratories, Inc.*	618	308,920
Medtronic PLC	18,953	2,220,154
Stryker Corp.	4,240	1,038,970
		8,219,654
HEALTH CARE PROVIDERS & SERVICES - 2.4%
Anthem, Inc.	4,280	1,374,265
Cardinal Health, Inc.	8,586	459,866
Cigna Corp.	5,021	1,045,272
	Shares/ Principal	Fair Value
HEALTH CARE PROVIDERS & SERVICES - 2.4% (Continued)
CVS Health Corp.	14,731	$1,006,127
HCA Healthcare, Inc.	615	101,143
Henry Schein, Inc.*	7,171	479,453
Laboratory Corp. of America Holdings*	163	33,179
McKesson Corp.	4,761	828,033
Quest Diagnostics, Inc.	1,802	214,744
UnitedHealth Group, Inc.	1,219	427,479
		5,969,561
HEALTH CARE TECHNOLOGY - 0.1%
Cerner Corp.	1,855	145,580
HOTELS, RESTAURANTS & LEISURE - 2.3%
Chipotle Mexican Grill, Inc., Class A*	55	76,269
Darden Restaurants, Inc.	3,039	362,006
Domino's Pizza, Inc.	66	25,308
Hyatt Hotels Corp., Class A	2,560	190,080
McDonald's Corp.	9,548	2,048,810
MGM Resorts International	10,204	321,528
Planet Fitness, Inc., Class A*	4,412	342,504
Six Flags Entertainment Corp.	8,229	280,609
Starbucks Corp.	4,155	444,502
Texas Roadhouse, Inc.	1,422	111,143
Vail Resorts, Inc.	374	104,331
Wendy's Co. (The)	13,461	295,065
Wyndham Destinations, Inc.	19,947	894,822
Wyndham Hotels & Resorts, Inc.	2,265	134,632
Wynn Resorts Ltd.	1,045	117,907
		5,749,516
HOUSEHOLD DURABLES - 0.3%
DR Horton, Inc.	8,215	566,178
Garmin Ltd.	1,289	154,242
KB Home	1,950	65,364
		785,784
HOUSEHOLD PRODUCTS - 2.4%
Clorox Co. (The)	6,685	1,349,835
Colgate-Palmolive Co.	32,882	2,811,740
Procter & Gamble Co. (The)	13,172	1,832,752
		5,994,327
INDUSTRIAL CONGLOMERATES - 2.3%
3M Co.	5,949	1,039,826
General Electric Co.	100,095	1,081,026
Honeywell International, Inc.	13,503	2,872,088
Roper Technologies, Inc.	1,784	769,064
		5,762,004
INSURANCE - 3.4%
Aflac, Inc.	21,577	959,529
Alleghany Corp.	211	127,379
Allstate Corp. (The)	5,085	558,994

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Value Portfolio

Portfolio of Investments (Continued)

December 31, 2020

	Shares/ Principal	Fair Value
INSURANCE - 3.4% (Continued)
Arch Capital Group Ltd.*	11,892	$428,944
Athene Holding Ltd., Class A*	13,307	574,064
Brighthouse Financial, Inc.*	6,149	222,625
Brown & Brown, Inc.	4,668	221,310
First American Financial Corp.	10,206	526,936
Hanover Insurance Group, Inc. (The)	2,902	339,302
Lincoln National Corp.	8,588	432,062
Marsh & McLennan Cos., Inc.	4,804	562,068
MetLife, Inc.	17,082	802,000
Progressive Corp. (The)	6,224	615,429
Reinsurance Group of America, Inc.	2,901	336,226
Travelers Cos., Inc. (The)	10,528	1,477,815
Willis Towers Watson PLC	1,826	384,702
		8,569,385
INTERACTIVE MEDIA & SERVICES - 2.0%
Alphabet, Inc., Class A*	1,344	2,355,548
Alphabet, Inc., Class C*	926	1,622,241
Match Group, Inc.*	1,191	180,067
Twitter, Inc.*	14,385	778,948
		4,936,804
INTERNET & DIRECT MARKETING RETAIL - 0.0%†
Etsy, Inc.*	119	21,171
Wayfair, Inc., Class A*	181	40,872
		62,043
IT SERVICES - 2.8%
Accenture PLC, Class A	7,554	1,973,180
Automatic Data Processing, Inc.	5,725	1,008,745
DXC Technology Co.	4,833	124,450
Fidelity National Information Services, Inc.	3,632	513,783
Fiserv, Inc.*	16,016	1,823,582
International Business Machines Corp.	888	111,781
PayPal Holdings, Inc.*	703	164,642
Visa, Inc., Class A	6,329	1,384,342
Wix.com Ltd.*	210	52,492
		7,156,997
LIFE SCIENCES TOOLS & SERVICES - 0.6%
Agilent Technologies, Inc.	9,641	1,142,362
QIAGEN NV*	2,320	122,612
Thermo Fisher Scientific, Inc.	742	345,609
		1,610,583
MACHINERY - 3.4%
AGCO Corp.	1,451	149,584
Caterpillar, Inc.	1,804	328,364
Cummins, Inc.	1,891	429,446
Deere & Co.	8,326	2,240,110
Donaldson Co., Inc.	846	47,274
Dover Corp.	469	59,211
	Shares/ Principal	Fair Value
MACHINERY - 3.4% (Continued)
Flowserve Corp.	2,372	$87,408
Fortive Corp.	11,230	795,309
Graco, Inc.	1,272	92,029
Illinois Tool Works, Inc.	1,794	365,761
Oshkosh Corp.	13,417	1,154,801
PACCAR, Inc.	3,506	302,498
Parker-Hannifin Corp.	139	37,865
Snap-on, Inc.	4,786	819,076
Xylem, Inc.	17,349	1,765,955
		8,674,691
MEDIA - 2.2%
Comcast Corp., Class A	51,450	2,695,980
Discovery, Inc., Class A*	42,421	1,276,448
Discovery, Inc., Class C*	4,671	122,333
Fox Corp., Class A	947	27,577
Liberty Media Corp.-Liberty SiriusXM, Class A*	1,040	44,918
Omnicom Group, Inc.	3,619	225,717
Sirius XM Holdings, Inc.	115,155	733,537
TEGNA, Inc.	3,153	43,984
ViacomCBS, Inc., Class B	11,045	411,537
		5,582,031
METALS & MINING - 0.4%
Freeport-McMoRan, Inc.	3,213	83,602
Newmont Corp.	2,433	145,712
Reliance Steel & Aluminum Co.	6,418	768,556
		997,870
MULTILINE RETAIL - 0.3%
Kohl's Corp.	2,474	100,667
Nordstrom, Inc.	13,627	425,299
Target Corp.	1,681	296,747
		822,713
MULTI-UTILITIES - 2.1%
Ameren Corp.	10,811	843,907
CMS Energy Corp.	40,481	2,469,746
Consolidated Edison, Inc.	25,502	1,843,029
Public Service Enterprise Group, Inc.	2,907	169,478
		5,326,160
OIL, GAS & CONSUMABLE FUELS - 3.3%
Apache Corp.	2,211	31,374
Cheniere Energy, Inc.*	3,188	191,376
Chevron Corp.	21,201	1,790,424
Cimarex Energy Co.	1,777	66,655
Continental Resources, Inc.	4,681	76,300
EOG Resources, Inc.	15,163	756,179
Exxon Mobil Corp.	46,764	1,927,612
Hess Corp.	1,144	60,392
Kinder Morgan, Inc.	31,163	425,998

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Value Portfolio

Portfolio of Investments (Continued)

December 31, 2020

	Shares/ Principal	Fair Value
OIL, GAS & CONSUMABLE FUELS - 3.3% (Continued)
Marathon Oil Corp.	4,281	$28,554
Murphy Oil Corp.	9,620	116,402
ONEOK, Inc.	4,354	167,106
Phillips 66	27,341	1,912,230
Valero Energy Corp.	8,275	468,117
Williams Cos., Inc. (The)	19,235	385,662
		8,404,381
PERSONAL PRODUCTS - 0.3%
Estee Lauder Cos, Inc. (The), Class A	2,718	723,504
PHARMACEUTICALS - 4.6%
Bristol-Myers Squibb Co.	31,903	1,978,943
Catalent, Inc.*	2,304	239,778
Johnson & Johnson	33,608	5,289,227
Merck & Co., Inc.	1,975	161,555
Pfizer, Inc.	79,605	2,930,260
Zoetis, Inc.	5,698	943,019
		11,542,782
PROFESSIONAL SERVICES - 0.6%
IHS Markit Ltd.	5,791	520,206
Robert Half International, Inc.	6,057	378,441
Verisk Analytics, Inc.	2,437	505,897
		1,404,544
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.1%
CBRE Group, Inc., Class A*	4,445	278,790
ROAD & RAIL - 1.0%
CSX Corp.	15,501	1,406,716
Knight-Swift Transportation Holdings, Inc.	1,293	54,073
Landstar System, Inc.	1,025	138,027
Lyft, Inc., Class A*	5,902	289,965
Old Dominion Freight Line, Inc.	452	88,221
Union Pacific Corp.	2,086	434,347
		2,411,349
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.2%
Advanced Micro Devices, Inc.*	1,416	129,861
Allegro MicroSystems, Inc.*	12,430	331,384
Analog Devices, Inc.	9,847	1,454,697
Applied Materials, Inc.	5,940	512,622
Cirrus Logic, Inc.*	1,874	154,043
Intel Corp.	73,088	3,641,244
NVIDIA Corp.	3,382	1,766,081
		7,989,932
SOFTWARE - 1.5%
Adobe, Inc.*	2,162	1,081,259
Asana, Inc., Class A*	4,001	118,230
Cadence Design Systems, Inc.*	4,150	566,184
	Shares/ Principal	Fair Value
SOFTWARE - 1.5% (Continued)
salesforce.com, Inc.*	1,356	$301,751
ServiceNow, Inc.*	1,986	1,093,154
Teradata Corp.*	927	20,830
VMware, Inc., Class A*	2,628	368,603
Zendesk, Inc.*	758	108,485
		3,658,496
SPECIALTY RETAIL - 1.6%
Home Depot, Inc. (The)	12,854	3,414,279
Lowe's Cos., Inc.	615	98,714
TJX Cos., Inc. (The)	7,554	515,863
		4,028,856
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.8%
Dell Technologies, Inc., Class C*	4,135	303,054
Hewlett Packard Enterprise Co.	84,754	1,004,335
HP, Inc.	18,402	452,505
NetApp, Inc.	3,346	221,639
		1,981,533
TEXTILES, APPAREL & LUXURY GOODS - 0.5%
Capri Holdings Ltd.*	2,011	84,462
Crocs, Inc.*	1,543	96,684
NIKE, Inc., Class B	2,471	349,572
Ralph Lauren Corp.	5,540	574,720
Tapestry, Inc.	4,375	135,975
Under Armour, Inc., Class C*	2,792	41,545
		1,282,958
THRIFTS & MORTGAGE FINANCE - 0.5%
MGIC Investment Corp.	14,946	187,572
New York Community Bancorp, Inc.	76,510	807,181
Radian Group, Inc.	6,267	126,907
Rocket Cos., Inc., Class A*	13,177	266,439
		1,388,099
TOBACCO - 0.2%
Philip Morris International, Inc.	7,362	609,500
TRADING COMPANIES & DISTRIBUTORS - 0.5%
Fastenal Co.	1,886	92,093
GATX Corp.	3,856	320,742
WW Grainger, Inc.	2,287	933,874
		1,346,709
WIRELESS TELECOMMUNICATION SERVICES - 0.1%
United States Cellular Corp.*	11,036	338,695
TOTAL COMMON STOCKS (Cost - $208,944,094)		244,301,823

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Value Portfolio

Portfolio of Investments (Continued)

December 31, 2020

	Shares/ Principal	Fair Value
SHORT-TERM INVESTMENTS - 2.9%
MONEY MARKET FUNDS - 2.9%
Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 0.01% (a) (Cost - $7,204,212)	7,204,212	$7,204,212
TOTAL INVESTMENTS - 99.8% (Cost - $216,148,306)		$251,506,035
OTHER ASSETS LESS LIABILITIES - NET 0.2%		453,090
TOTAL NET ASSETS - 100.0%		$251,959,125

*  Non-income producing security.

†  Represents less than 0.05%.

(a)  The rate shown is the annualized seven-day yield at period end.

PLC - Public Limited Company

FUTURES CONTRACTS
LONG FUTURES CONTRACTS	Counterparty	Number of Contracts	Expiration Date	Notional Value	Fair Value/ Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Future	Goldman Sachs & Co.	42	3/19/2021	$7,872,480	$208,943

See accompanying notes to financial statements.

Global Atlantic BlackRock High Yield Portfolio

Portfolio Review

December 31, 2020 (Unaudited)

Investment Objective

The Portfolio seeks to provide total return.

Management Review

The Portfolio is sub-advised by BlackRock Investment Management, LLC ("BlackRock").

How did the Portfolio perform during the period?

During 2020, the Class I shares of Global Atlantic BlackRock High Yield Portfolio underperformed its reference benchmark, the ICE BofAML BB-B U.S. High Yield Constrained Index. The Portfolio posted a return of 5.79% compared to a benchmark return of 6.28%, a difference of -49 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio's performance?

After one of its most tumultuous years on record, the U.S. High Yield market finished 2020 close to where it started. Several U.S. High Yield themes remained consistent throughout the year, including a lower-quality rally, continued fund inflows, and record levels of primary market activity. The exuberance of the recovery, particularly in the fourth quarter, ultimately brought spreads to similar levels seen 12 months earlier, in the mid/low 300 basis point range.

Market participants quickly "looked through" the U.S. Presidential election results, despite the months-long efforts by Republicans to challenge the outcome. While volatility spiked leading into November, once Biden's victory became clear the retracement trade continued in earnest. Given the outcome of the U.S. election, the portfolio management team generally favors a fully risked stance.

High Yield new issuance rose 55% (vs. 2019) to $430 billion in 2020, the highest on record, and saw the months of June, August, and September represent 3 of the 5 most active months in history. That said, the U.S. High Yield default rate climbed to 6.76% at year end, up 413 basis points from 2.63% a year earlier.

From a Portfolio performance standpoint, the primary contributor during the period was an underweight to energy, particularly the exploration & production sub-sector. Within transportation, security selection within transport infrastructure/services was also beneficial to performance. Within capital goods, an underweights to the aerospace and defense along with the packaging sub-sectors also benefitted performance. The primary detractor during the period was an underweight to services, particularly within the support-services sub-sector. Underweights within health care also detracted from performance, particularly the health facilities and managed care sub-sectors. security selection within technology detracted from performance.

How was the Portfolio positioned at period end?

At year-end, the Portfolio was overweight other financials, technology, and consumer cyclicals. The largest sector underweights were consumer non-cyclicals, banking, and capital goods.

Global Atlantic BlackRock High Yield Portfolio

Portfolio Review (Continued)

December 31, 2020 (Unaudited)

The Portfolio's performance figures for the periods ended December 31, 2020 as compared to its benchmark:

			Annualized	Operating Expense**
	Inception Date*	One Year	Since Inception	Gross Ratio	Net Ratio
Global Atlantic BlackRock High Yield Portfolio
Class I	November 1, 2017	5.79%	4.67%	0.62%	0.59%
Class II	November 1, 2017	5.57%	4.41%	0.87%	0.84%
ICE BofAML BB-B U.S. High Yield Constrained Index^		6.28%	5.84%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account.

*  Commencement of operations is November 6, 2017.

**  The estimated operating expense ratios for Class I and Class II shares, as disclosed in the most recent prospectus dated April 30, 2020. Ratios include Acquired Fund Fees and Expenses indirectly incurred by the Portfolio. The operating expense ratios presented here may differ from the expense ratios disclosed in the Financial Highlights table in this report.

^  The ICE BofAML BB-B U.S. High Yield Constrained Index contains all securities in the ICE BofAML U.S. High Yield Index rated BB1 through B3, based on an average of Moody's, S&P, and Fitch, but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Global Atlantic BlackRock High Yield Portfolio

Portfolio Review (Continued)

December 31, 2020 (Unaudited)

Holdings by Asset Class	% of Net Assets
Corporate Bonds and Notes	97.9%
Warrants	0.0%^
Short-Term Investments	0.9%
Other Assets Less Liabilities - Net	1.2%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio's holdings as of December 31, 2020.

Derivative exposure is included in "Other Assets Less Liabilities - Net".

^  Represents less than 0.05%.

Global Atlantic BlackRock High Yield Portfolio

Portfolio of Investments

December 31, 2020

	Shares/ Principal	Fair Value
CORPORATE BONDS AND NOTES - 97.9%
ADVERTISING - 0.3%
MDC Partners, Inc., 6.50%, 5/1/24 (a)	$175,000	$177,406
Outfront Media Capital LLC / Outfront Media Capital Corp., 5.00%, 8/15/27 (a)	45,000	45,788
		223,194
AEROSPACE & DEFENSE - 2.3%
Howmet Aerospace, Inc., 5.90%, 2/1/27	250,000	295,157
Kratos Defense & Security Solutions, Inc., 6.50%, 11/30/25 (a)	40,000	41,950
Signature Aviation US Holdings, Inc.
5.38%, 5/1/26 (a)	60,000	61,500
4.00%, 3/1/28 (a)	65,000	65,432
Spirit AeroSystems, Inc., 5.50%, 1/15/25 (a)	25,000	26,373
SSL Robotics LLC, 9.75%, 12/31/23 (a)	100,000	113,000
TransDigm, Inc.
6.25%, 3/15/26 (a)	300,000	319,500
6.38%, 6/15/26	250,000	258,750
7.50%, 3/15/27	250,000	266,875
Triumph Group, Inc., 8.88%, 6/1/24 (a)	98,000	107,555
		1,556,092
AGRICULTURE - 0.7%
Vector Group Ltd., 6.13%, 2/1/25 (a)	450,000	457,547
AIRLINES - 0.7%
American Airlines, Inc., 11.75%, 7/15/25 (a)	75,000	86,494
Delta Air Lines, Inc., 7.38%, 1/15/26	150,000	171,346
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd., 6.50%, 6/20/27 (a),(b)	74,391	79,970
Spirit Loyalty Cayman Ltd. / Spirit IP Cayman Ltd., 8.00%, 9/20/25 (a)	100,000	112,000
		449,810
AUTO MANUFACTURERS - 3.5%
Allison Transmission, Inc.
4.75%, 10/1/27 (a)	50,000	52,625
3.75%, 1/30/31 (a)	60,000	61,387
BCD Acquisition, Inc., 9.63%, 9/15/23 (a)	50,000	51,187
Ford Motor Co.
8.50%, 4/21/23	155,000	174,454
9.00%, 4/22/25	170,000	208,422
4.35%, 12/8/26	200,000	213,000
9.63%, 4/22/30	140,000	197,575
5.29%, 12/8/46	100,000	104,500
Ford Motor Credit Co. LLC
2.98%, 8/3/22	200,000	203,340
3.09%, 1/9/23	200,000	203,489
4.06%, 11/1/24	200,000	210,114
4.00%, 11/13/30	200,000	210,000
Jaguar Land Rover Automotive PLC, 5.63%, 2/1/23 (a)	150,000	150,094
	Shares/ Principal	Fair Value
AUTO MANUFACTURERS - 3.5% (Continued)
JB Poindexter & Co., Inc., 7.13%, 4/15/26 (a)	$80,000	$84,600
Navistar International Corp., 9.50%, 5/1/25 (a)	175,000	196,438
		2,321,225
AUTO PARTS & EQUIPMENT - 1.9%
Adient Global Holdings Ltd., 4.88%, 8/15/26 (a)	200,000	205,500
Adient US LLC
9.00%, 4/15/25 (a)	15,000	16,725
7.00%, 5/15/26 (a)	230,000	250,174
American Axle & Manufacturing, Inc., 6.25%, 4/1/25	100,000	103,500
Clarios Global LP / Clarios US Finance Co., 6.25%, 5/15/26 (a)	45,000	48,263
Cooper-Standard Automotive, Inc., 13.00%, 6/1/24 (a)	190,000	222,300
IHO Verwaltungs GmbH, 4.75% Cash, 9/15/26 (a),(c)	200,000	207,250
Meritor, Inc.
6.25%, 6/1/25 (a)	40,000	43,200
4.50%, 12/15/28 (a)	130,000	133,250
Tenneco, Inc.
5.00%, 7/15/26	15,000	13,800
7.88%, 1/15/29 (a)	45,000	50,524
		1,294,486
BANKS - 1.4%
Deutsche Bank AG 4.50%, 4/1/25	200,000	216,965
4.30%, (USD 5 Year Swap + 2.25%), 5/24/28 (d)	200,000	206,081
Freedom Mortgage Corp.
8.25%, 4/15/25 (a)	95,000	99,275
7.63%, 5/1/26 (a)	45,000	47,596
Provident Funding Associates LP / PFG Finance Corp., 6.38%, 6/15/25 (a)	150,000	153,750
UniCredit SpA, 5.46%, (US 5 Year CMT T-Note + 4.75%), 6/30/35 (a),(d)	200,000	220,068
		943,735
BIOTECHNOLOGY - 0.1%
Emergent BioSolutions, Inc., 3.88%, 8/15/28 (a)	35,000	36,242
BUILDING MATERIALS - 1.6%
Boise Cascade Co., 4.88%, 7/1/30 (a)	50,000	54,125
Builders FirstSource, Inc.
6.75%, 6/1/27 (a)	144,000	156,198
5.00%, 3/1/30 (a)	125,000	135,390
Forterra Finance LLC / FRTA Finance Corp., 6.50%, 7/15/25 (a)	100,000	107,500
Griffon Corp., 5.75%, 3/1/28	25,000	26,437

See accompanying notes to financial statements.

Global Atlantic BlackRock High Yield Portfolio

Portfolio of Investments (Continued)

December 31, 2020

	Shares/ Principal	Fair Value
BUILDING MATERIALS - 1.6% (Continued)
James Hardie International Finance DAC, 5.00%, 1/15/28 (a)	$200,000	$212,434
Masonite International Corp., 5.38%, 2/1/28 (a)	100,000	107,375
Norbord, Inc., 5.75%, 7/15/27 (a)	45,000	48,376
PGT Innovations, Inc., 6.75%, 8/1/26 (a)	50,000	53,188
Summit Materials LLC / Summit Materials Finance Corp.
5.13%, 6/1/25 (a)	100,000	101,750
6.50%, 3/15/27 (a)	30,000	31,875
5.25%, 1/15/29 (a)	35,000	36,750
US Concrete, Inc., 5.13%, 3/1/29 (a)	15,000	15,450
		1,086,848
CHEMICALS - 3.2%
CF Industries, Inc., 4.95%, 6/1/43	150,000	184,125
Chemours Co. (The)
7.00%, 5/15/25	50,000	51,828
5.38%, 5/15/27	125,000	133,125
5.75%, 11/15/28 (a)	190,000	193,800
Cornerstone Chemical Co., 6.75%, 8/15/24 (a)	100,000	88,000
CVR Partners LP / CVR Nitrogen Finance Corp., 9.25%, 6/15/23 (a)	35,000	35,036
Element Solutions, Inc., 3.88%, 9/1/28 (a)	40,000	41,150
HB Fuller Co., 4.25%, 10/15/28	20,000	20,500
INEOS Group Holdings SA, 5.63%, 8/1/24 (a)	200,000	202,750
Ingevity Corp., 3.88%, 11/1/28 (a)	50,000	50,375
Kraton Polymers LLC / Kraton Polymers Capital Corp., 4.25%, 12/15/25 (a)	50,000	51,005
Methanex Corp.
5.13%, 10/15/27	70,000	76,082
5.25%, 12/15/29	150,000	162,558
NOVA Chemicals Corp., 4.88%, 6/1/24 (a)	350,000	364,437
Nufarm Australia Ltd. / Nufarm Americas, Inc., 5.75%, 4/30/26 (a)	90,000	92,475
Olin Corp., 9.50%, 6/1/25 (a)	85,000	106,212
Rain CII Carbon LLC / CII Carbon Corp., 7.25%, 4/1/25 (a)	100,000	101,500
Rayonier AM Products, Inc., 7.63%, 1/15/26 (a)	105,000	109,489
Tronox Finance PLC, 5.75%, 10/1/25 (a)	75,000	77,813
Tronox, Inc., 6.50%, 5/1/25 (a)	25,000	26,750
		2,169,010
COAL - 0.0%†
SunCoke Energy Partners LP / SunCoke Energy Partners Finance Corp., 7.50%, 6/15/25 (a)	25,000	24,818
COMMERCIAL SERVICES - 2.8%
Algeco Global Finance PLC, 8.00%, 2/15/23 (a)	200,000	203,750
	Shares/ Principal	Fair Value
COMMERCIAL SERVICES - 2.8% (Continued)
Allied Universal Holdco LLC / Allied Universal Finance Corp., 6.63%, 7/15/26 (a)	$30,000	$31,989
AMN Healthcare, Inc.
4.63%, 10/1/27 (a)	15,000	15,714
4.00%, 4/15/29 (a)	20,000	20,450
APX Group, Inc., 6.75%, 2/15/27 (a)	140,000	150,500
ASGN, Inc., 4.63%, 5/15/28 (a)	120,000	124,800
Brink's Co. (The), 4.63%, 10/15/27 (a)	100,000	104,500
Carriage Services, Inc., 6.63%, 6/1/26 (a)	200,000	213,750
Gartner, Inc.
4.50%, 7/1/28 (a)	75,000	79,125
3.75%, 10/1/30 (a)	30,000	31,613
Graham Holdings Co., 5.75%, 6/1/26 (a)	125,000	131,250
MPH Acquisition Holdings LLC, 5.75%, 11/1/28 (a)	125,000	122,850
Prime Security Services Borrower LLC / Prime Finance, Inc.
5.75%, 4/15/26 (a)	125,000	136,875
3.38%, 8/31/27 (a)	50,000	49,625
6.25%, 1/15/28 (a)	105,000	112,727
Refinitiv US Holdings, Inc.
6.25%, 5/15/26 (a)	45,000	48,037
8.25%, 11/15/26 (a)	40,000	43,650
Ritchie Bros Auctioneers, Inc., 5.38%, 1/15/25 (a)	50,000	51,462
Service Corp. International/US
5.13%, 6/1/29	20,000	22,150
3.38%, 8/15/30	25,000	26,005
Shift4 Payments LLC / Shift4 Payments Finance Sub, Inc., 4.63%, 11/1/26 (a)	35,000	36,400
United Rentals North America, Inc.
5.25%, 1/15/30	70,000	77,700
3.88%, 2/15/31	15,000	15,736
		1,850,658
COMPUTERS - 0.7%
Booz Allen Hamilton, Inc., 3.88%, 9/1/28 (a)	65,000	66,950
Dell, Inc., 6.50%, 4/15/38	125,000	155,312
Diebold Nixdorf, Inc., 9.38%, 7/15/25 (a)	30,000	33,600
Presidio Holdings, Inc., 4.88%, 2/1/27 (a)	35,000	37,127
Science Applications International Corp., 4.88%, 4/1/28 (a)	30,000	31,800
Unisys Corp., 6.88%, 11/1/27 (a)	135,000	147,488
		472,277
DISTRIBUTION & WHOLESALE - 0.4%
American Builders & Contractors Supply Co., Inc., 4.00%, 1/15/28 (a)	15,000	15,525
G-III Apparel Group Ltd., 7.88%, 8/15/25 (a)	25,000	27,250

See accompanying notes to financial statements.

Global Atlantic BlackRock High Yield Portfolio

Portfolio of Investments (Continued)

December 31, 2020

	Shares/ Principal	Fair Value
DISTRIBUTION & WHOLESALE - 0.4% (Continued)
H&E Equipment Services, Inc., 3.88%, 12/15/28 (a)	$145,000	$146,551
Performance Food Group, Inc., 5.50%, 10/15/27 (a)	45,000	47,475
		236,801
DIVERSIFIED FINANCIAL SERVICES - 3.6%
AG Issuer LLC, 6.25%, 3/1/28 (a)	35,000	35,394
Ally Financial, Inc., 5.75%, 11/20/25	100,000	116,424
Credit Acceptance Corp., 6.63%, 3/15/26	45,000	47,925
Curo Group Holdings Corp., 8.25%, 9/1/25 (a)	75,000	71,250
Enova International, Inc., 8.50%, 9/15/25 (a)	170,000	165,325
Global Aircraft Leasing Co. Ltd., 6.50% Cash , 7.25% PIK, 9/15/24 (a),(c)	103,625	92,485
goeasy Ltd., 5.38%, 12/1/24 (a)	110,000	114,400
LPL Holdings, Inc., 4.63%, 11/15/27 (a)	90,000	93,150
Nationstar Mortgage Holdings, Inc.
6.00%, 1/15/27 (a)	65,000	68,981
5.50%, 8/15/28 (a)	100,000	105,000
5.13%, 12/15/30 (a)	130,000	135,879
Navient Corp.
5.50%, 1/25/23	100,000	104,500
6.75%, 6/15/26	100,000	108,625
5.00%, 3/15/27	75,000	75,656
OneMain Finance Corp.
5.63%, 3/15/23	100,000	107,250
6.13%, 3/15/24	265,000	289,512
7.13%, 3/15/26	100,000	118,250
6.63%, 1/15/28	95,000	112,813
5.38%, 11/15/29	55,000	61,875
PennyMac Financial Services, Inc., 5.38%, 10/15/25 (a)	85,000	89,887
SLM Corp., 4.20%, 10/29/25	250,000	264,063
		2,378,644
ELECTRIC - 2.8%
Calpine Corp.
5.25%, 6/1/26 (a)	121,000	125,175
4.50%, 2/15/28 (a)	100,000	104,000
5.13%, 3/15/28 (a)	70,000	73,638
4.63%, 2/1/29 (a)	25,000	25,707
3.75%, 3/1/31 (a)	25,000	24,758
Clearway Energy Operating LLC
5.75%, 10/15/25	80,000	84,200
4.75%, 3/15/28 (a)	70,000	75,075
Drax Finco PLC, 6.63%, 11/1/25 (a)	200,000	209,500
FirstEnergy Corp.
4.85%, 7/15/47	55,000	68,447
3.40%, 3/1/50	70,000	67,048
	Shares/ Principal	Fair Value
ELECTRIC - 2.8% (Continued)
NextEra Energy Operating Partners LP, 4.25%, 7/15/24 (a)	$50,000	$53,500
NRG Energy, Inc.
7.25%, 5/15/26	400,000	422,000
3.63%, 2/15/31 (a)	30,000	30,864
Pattern Energy Operations LP / Pattern Energy Operations, Inc., 4.50%, 8/15/28 (a)	40,000	42,200
PG&E Corp., 5.25%, 7/1/30	115,000	126,500
Talen Energy Supply LLC
7.25%, 5/15/27 (a)	225,000	239,625
6.63%, 1/15/28 (a)	70,000	73,150
Vistra Operations Co. LLC, 5.00%, 7/31/27 (a)	40,000	42,400
		1,887,787
ELECTRICAL COMPONENTS & EQUIPMENT - 0.2%
Energizer Holdings, Inc.
7.75%, 1/15/27 (a)	20,000	22,230
4.75%, 6/15/28 (a)	35,000	36,838
WESCO Distribution, Inc.
7.13%, 6/15/25 (a)	40,000	43,993
7.25%, 6/15/28 (a)	45,000	51,178
		154,239
ENERGY-ALTERNATE SOURCES - 0.2%
TerraForm Power Operating LLC, 5.00%, 1/31/28 (a)	100,000	112,365
ENGINEERING & CONSTRUCTION - 0.7%
AECOM, 5.13%, 3/15/27	50,000	55,641
Fluor Corp., 4.25%, 9/15/28	50,000	49,877
frontdoor, Inc., 6.75%, 8/15/26 (a)	45,000	47,981
MasTec, Inc., 4.50%, 8/15/28 (a)	40,000	42,000
New Enterprise Stone & Lime Co., Inc., 6.25%, 3/15/26 (a)	90,000	92,250
PowerTeam Services LLC, 9.03%, 12/4/25 (a)	60,000	66,757
TopBuild Corp., 5.63%, 5/1/26 (a)	35,000	36,269
Tutor Perini Corp., 6.88%, 5/1/25 (a)	90,000	88,200
Weekley Homes LLC / Weekley Finance Corp., 4.88%, 9/15/28 (a)	15,000	15,675
		494,650
ENTERTAINMENT - 1.6%
Boyne USA, Inc., 7.25%, 5/1/25 (a)	75,000	78,656
Caesars Entertainment, Inc., 6.25%, 7/1/25 (a)	180,000	191,700
Cedar Fair LP / Canada's Wonderland Co. / Magnum Management Corp. / Millennium Op, 5.50%, 5/1/25 (a)	80,000	83,400
Churchill Downs, Inc., 4.75%, 1/15/28 (a)	50,000	52,625
Colt Merger Sub, Inc., 5.75%, 7/1/25 (a)	165,000	174,830
International Game Technology PLC, 6.50%, 2/15/25 (a)	100,000	111,802
Jacobs Entertainment, Inc., 7.88%, 2/1/24 (a)	5,000	5,119
Live Nation Entertainment, Inc., 4.88%, 11/1/24 (a)	200,000	202,500

See accompanying notes to financial statements.

Global Atlantic BlackRock High Yield Portfolio

Portfolio of Investments (Continued)

December 31, 2020

	Shares/ Principal	Fair Value
ENTERTAINMENT - 1.6% (Continued)
Six Flags Theme Parks, Inc., 7.00%, 7/1/25 (a)	$15,000	$16,200
Stars Group Holdings BV / Stars Group US Co.-Borrower LLC, 7.00%, 7/15/26 (a)	45,000	47,363
WMG Acquisition Corp., 3.00%, 2/15/31 (a)	105,000	102,900
		1,067,095
ENVIRONMENTAL CONTROL - 0.4%
GFL Environmental, Inc.
3.75%, 8/1/25 (a)	55,000	56,375
5.13%, 12/15/26 (a)	35,000	37,231
4.00%, 8/1/28 (a)	80,000	80,600
Stericycle, Inc., 3.88%, 1/15/29 (a)	35,000	35,962
Waste Pro USA, Inc., 5.50%, 2/15/26 (a)	65,000	66,463
		276,631
FOOD - 3.2%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC
4.63%, 1/15/27 (a)	50,000	53,187
5.88%, 2/15/28 (a)	30,000	32,646
3.50%, 3/15/29 (a)	70,000	70,831
4.88%, 2/15/30 (a)	65,000	71,622
Kraft Heinz Foods Co.
4.63%, 1/30/29	100,000	114,424
3.75%, 4/1/30 (a)	200,000	213,754
6.88%, 1/26/39	200,000	277,131
5.00%, 6/4/42	250,000	293,319
4.38%, 6/1/46	250,000	270,486
Lamb Weston Holdings, Inc., 4.88%, 5/15/28 (a)	15,000	16,744
Pilgrim's Pride Corp., 5.88%, 9/30/27 (a)	100,000	108,461
Post Holdings, Inc.
5.75%, 3/1/27 (a)	300,000	317,625
4.63%, 4/15/30 (a)	50,000	52,598
SEG Holding LLC / SEG Finance Corp., 5.63%, 10/15/28 (a)	20,000	21,100
Simmons Foods, Inc., 5.75%, 11/1/24 (a)	200,000	204,250
		2,118,178
FOREST PRODUCTS & PAPER - 0.1%
Clearwater Paper Corp., 4.75%, 8/15/28 (a)	80,000	82,800
GAS - 0.2%
AmeriGas Partners LP / AmeriGas Finance Corp., 5.63%, 5/20/24	150,000	161,625
HAND & MACHINE TOOLS - 0.0%†
Colfax Corp., 6.38%, 2/15/26 (a)	25,000	26,687
HEALTHCARE-PRODUCTS - 0.4%
Hologic, Inc., 3.25%, 2/15/29 (a)	135,000	137,363
Teleflex, Inc.
4.63%, 11/15/27	100,000	107,471
4.25%, 6/1/28 (a)	10,000	10,600
		255,434
	Shares/ Principal	Fair Value
HEALTHCARE-SERVICES - 5.5%
Akumin, Inc., 7.00%, 11/1/25 (a)	$70,000	$73,500
Catalent Pharma Solutions, Inc., 5.00%, 7/15/27 (a)	40,000	42,246
Centene Corp.
5.38%, 6/1/26 (a)	120,000	126,565
5.38%, 8/15/26 (a)	170,000	179,563
4.25%, 12/15/27	30,000	31,800
4.63%, 12/15/29	230,000	255,348
Charles River Laboratories International, Inc., 4.25%, 5/1/28 (a)	25,000	26,187
CHS/Community Health Systems, Inc.
8.00%, 3/15/26 (a)	175,000	188,563
5.63%, 3/15/27 (a)	45,000	48,386
6.00%, 1/15/29 (a)	15,000	16,204
DaVita, Inc.
4.63%, 6/1/30 (a)	170,000	180,412
3.75%, 2/15/31 (a)	60,000	60,922
Encompass Health Corp.
4.50%, 2/1/28	45,000	47,025
4.75%, 2/1/30	60,000	64,275
HCA, Inc.
5.88%, 2/15/26	450,000	517,500
5.63%, 9/1/28	115,000	135,700
5.88%, 2/1/29	20,000	24,069
3.50%, 9/1/30	100,000	106,258
IQVIA, Inc., 5.00%, 10/15/26 (a)	200,000	209,000
Legacy LifePoint Health LLC, 4.38%, 2/15/27 (a)	35,000	35,044
Molina Healthcare, Inc.
5.38%, 11/15/22	175,000	185,281
4.38%, 6/15/28 (a)	90,000	94,725
Prime Healthcare Services, Inc., 7.25%, 11/1/25 (a)	50,000	53,125
Providence Service Corp. (The), 5.88%, 11/15/25 (a)	140,000	148,050
RP Escrow Issuer LLC, 5.25%, 12/15/25 (a)	45,000	47,028
Select Medical Corp., 6.25%, 8/15/26 (a)	185,000	199,230
Syneos Health, Inc., 3.63%, 1/15/29 (a)	50,000	50,138
Tenet Healthcare Corp.
4.63%, 7/15/24	100,000	102,502
7.50%, 4/1/25 (a)	30,000	32,775
5.13%, 11/1/27 (a)	255,000	269,981
6.13%, 10/1/28 (a)	110,000	114,618
		3,666,020
HOME BUILDERS - 3.1%
Beazer Homes USA, Inc.
5.88%, 10/15/27	150,000	157,875
7.25%, 10/15/29	100,000	112,750
Brookfield Residential Properties, Inc. / Brookfield Residential US Corp., 4.88%, 2/15/30 (a)	130,000	134,387

See accompanying notes to financial statements.

Global Atlantic BlackRock High Yield Portfolio

Portfolio of Investments (Continued)

December 31, 2020

	Shares/ Principal	Fair Value
HOME BUILDERS - 3.1% (Continued)
Century Communities, Inc., 6.75%, 6/1/27	$25,000	$26,692
Empire Communities Corp., 7.00%, 12/15/25 (a)	35,000	36,885
KB Home
6.88%, 6/15/27	100,000	117,250
4.80%, 11/15/29	95,000	104,263
M/I Homes, Inc., 4.95%, 2/1/28	125,000	132,319
Mattamy Group Corp.
5.25%, 12/15/27 (a)	60,000	63,450
4.63%, 3/1/30 (a)	115,000	121,900
MDC Holdings, Inc., 6.00%, 1/15/43	100,000	134,055
Meritage Homes Corp., 6.00%, 6/1/25	250,000	283,125
New Home Co., Inc. (The), 7.25%, 10/15/25 (a)	55,000	56,484
Picasso Finance Sub, Inc., 6.13%, 6/15/25 (a)	50,000	53,500
Shea Homes LP / Shea Homes Funding Corp.
4.75%, 2/15/28 (a)	160,000	165,600
4.75%, 4/1/29 (a)	50,000	51,375
Taylor Morrison Communities, Inc., 5.75%, 1/15/28 (a)	100,000	113,250
TRI Pointe Group, Inc.
5.25%, 6/1/27	100,000	108,750
5.70%, 6/15/28	30,000	33,870
Williams Scotsman International, Inc., 4.63%, 8/15/28 (a)	45,000	46,575
Winnebago Industries, Inc., 6.25%, 7/15/28 (a)	25,000	26,875
		2,081,230
HOUSEHOLD PRODUCTS & WARES - 0.2%
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc., 5.00%, 12/31/26 (a)	55,000	57,377
Spectrum Brands, Inc., 5.50%, 7/15/30 (a)	100,000	107,750
		165,127
HOUSEWARES - 0.3%
Newell Brands, Inc.
4.70%, 4/1/26	100,000	110,150
5.88%, 4/1/36	25,000	30,313
Scotts Miracle-Gro Co. (The), 4.50%, 10/15/29	70,000	75,425
		215,888
INSURANCE - 0.4%
Acrisure LLC / Acrisure Finance, Inc., 8.13%, 2/15/24 (a)	115,000	121,752
AmWINS Group, Inc., 7.75%, 7/1/26 (a)	25,000	26,848
MGIC Investment Corp., 5.25%, 8/15/28	8,000	8,560
Radian Group, Inc.
6.63%, 3/15/25	50,000	56,625
4.88%, 3/15/27	40,000	43,928
		257,713
	Shares/ Principal	Fair Value
INTERNET - 3.0%
Arches Buyer, Inc., 4.25%, 6/1/28 (a)	$55,000	$55,698
Cablevision Lightpath LLC, 5.63%, 9/15/28 (a)	200,000	209,250
Cogent Communications Group, Inc., 5.38%, 3/1/22 (a)	25,000	25,719
GrubHub Holdings, Inc., 5.50%, 7/1/27 (a)	150,000	157,312
Match Group Holdings II LLC
5.00%, 12/15/27 (a)	150,000	159,426
4.63%, 6/1/28 (a)	30,000	31,444
5.63%, 2/15/29 (a)	155,000	168,950
4.13%, 8/1/30 (a)	85,000	88,400
Netflix, Inc.
3.63%, 6/15/25 (a)	60,000	64,244
4.38%, 11/15/26	50,000	55,438
4.88%, 6/15/30 (a)	400,000	460,000
NortonLifeLock, Inc., 5.00%, 4/15/25 (a)	100,000	102,000
TripAdvisor, Inc., 7.00%, 7/15/25 (a)	15,000	16,200
VeriSign, Inc.
5.25%, 4/1/25	200,000	227,250
4.75%, 7/15/27	200,000	214,565
		2,035,896
INVESTMENT COMPANIES - 1.1%
Compass Group Diversified Holdings LLC, 8.00%, 5/1/26 (a)	55,000	57,750
Icahn Enterprises LP / Icahn Enterprises Finance Corp.
4.75%, 9/15/24	250,000	259,687
6.38%, 12/15/25	200,000	206,900
6.25%, 5/15/26	190,000	201,191
		725,528
IRON & STEEL - 1.6%
Allegheny Technologies, Inc.
7.88%, 8/15/23	150,000	164,151
5.88%, 12/1/27	25,000	26,312
ArcelorMittal SA, 4.55%, 3/11/26	250,000	280,886
Big River Steel LLC / BRS Finance Corp., 6.63%, 1/31/29 (a)	60,000	64,800
Cleveland-Cliffs, Inc., 5.75%, 3/1/25	122,000	123,830
Commercial Metals Co.
5.75%, 4/15/26	75,000	77,438
5.38%, 7/15/27	100,000	105,250
Mineral Resources Ltd., 8.13%, 5/1/27 (a)	75,000	82,969
United States Steel Corp., 12.00%, 6/1/25 (a)	150,000	173,250
		1,098,886
LEISURE TIME - 1.2%
Carnival Corp.
11.50%, 4/1/23 (a)	200,000	231,344
7.63%, 3/1/26 (a)	30,000	32,685
9.88%, 8/1/27 (a)	60,000	69,000
NCL Corp Ltd., 5.88%, 3/15/26 (a)	45,000	47,332
See accompanying notes to financial statements.

Global Atlantic BlackRock High Yield Portfolio

Portfolio of Investments (Continued)

December 31, 2020

	Shares/ Principal	Fair Value
LEISURE TIME - 1.2% (Continued)
Royal Caribbean Cruises Ltd.
10.88%, 6/1/23 (a)	$35,000	$39,826
9.13%, 6/15/23 (a)	10,000	10,850
11.50%, 6/1/25 (a)	250,000	292,262
Silversea Cruise Finance Ltd., 7.25%, 2/1/25 (a)	75,000	77,625
		800,924
LODGING - 1.0%
Hilton Domestic Operating Co., Inc.
5.38%, 5/1/25 (a)	20,000	21,250
5.13%, 5/1/26	45,000	46,462
4.88%, 1/15/30	45,000	49,163
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp., 4.88%, 4/1/27	200,000	211,685
Marriott Ownership Resorts, Inc.
6.13%, 9/15/25 (a)	70,000	74,550
4.75%, 1/15/28	35,000	35,525
Wyndham Destinations, Inc.
6.00%, 4/1/27	75,000	84,000
4.63%, 3/1/30 (a)	14,000	14,805
Wyndham Hotels & Resorts, Inc., 5.38%, 4/15/26 (a)	20,000	20,700
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.50%, 3/1/25 (a)	100,000	104,375
		662,515
MACHINERY-CONSTRUCTION & MINING - 0.2%
BWX Technologies, Inc., 4.13%, 6/30/28 (a)	115,000	119,744
MACHINERY-DIVERSIFIED - 0.2%
ATS Automation Tooling Systems, Inc., 4.13%, 12/15/28 (a)	30,000	30,525
GrafTech Finance, Inc., 4.63%, 12/15/28 (a)	25,000	25,281
Mueller Water Products, Inc., 5.50%, 6/15/26 (a)	35,000	36,269
Stevens Holding Co., Inc., 6.13%, 10/1/26 (a)	50,000	54,000
		146,075
MEDIA - 7.8%
Altice Financing SA, 7.50%, 5/15/26 (a)	200,000	211,060
Block Communications, Inc., 4.88%, 3/1/28 (a)	25,000	25,750
Cable One, Inc., 4.00%, 11/15/30 (a)	20,000	20,775
CCO Holdings LLC / CCO Holdings Capital Corp.
5.00%, 2/1/28 (a)	100,000	105,750
5.38%, 6/1/29 (a)	550,000	602,938
4.75%, 3/1/30 (a)	115,000	124,085
4.50%, 8/15/30 (a)	260,000	275,925
4.25%, 2/1/31 (a)	90,000	94,847
CSC Holdings LLC
5.88%, 9/15/22	200,000	211,750
5.50%, 5/15/26 (a)	200,000	208,000
	Shares/ Principal	Fair Value
MEDIA - 7.8% (Continued)
5.38%, 2/1/28 (a)	$200,000	$213,500
6.50%, 2/1/29 (a)	200,000	225,810
5.75%, 1/15/30 (a)	200,000	219,250
Diamond Sports Group LLC / Diamond Sports Finance Co.
5.38%, 8/15/26 (a)	90,000	73,125
6.63%, 8/15/27 (a)	50,000	30,250
DISH DBS Corp.
5.88%, 11/15/24	200,000	209,707
7.75%, 7/1/26	300,000	336,003
7.38%, 7/1/28	40,000	42,600
EW Scripps Co. (The), 5.13%, 5/15/25 (a)	75,000	76,555
GCI LLC, 4.75%, 10/15/28 (a)	125,000	133,319
Gray Television, Inc., 5.88%, 7/15/26 (a)	121,000	126,899
iHeartCommunications, Inc.
5.25%, 8/15/27 (a)	29,000	30,450
4.75%, 1/15/28 (a)	20,000	20,525
Liberty Interactive LLC
8.50%, 7/15/29	100,000	112,125
8.25%, 2/1/30	50,000	56,062
Nexstar Broadcasting, Inc., 5.63%, 7/15/27 (a)	100,000	107,125
Radiate Holdco LLC / Radiate Finance, Inc., 4.50%, 9/15/26 (a)	50,000	51,562
Scripps Escrow II, Inc., 3.88%, 1/15/29 (a)	35,000	36,374
Sinclair Television Group, Inc., 4.13%, 12/1/30 (a)	75,000	76,742
Sirius XM Radio, Inc.
5.50%, 7/1/29 (a)	50,000	55,016
4.13%, 7/1/30 (a)	115,000	122,403
TEGNA, Inc.
4.75%, 3/15/26 (a)	80,000	85,424
5.00%, 9/15/29	50,000	52,821
Townsquare Media, Inc., 6.88%, 2/1/26 (a)	30,000	31,420
Univision Communications, Inc., 5.13%, 2/15/25 (a)	200,000	201,500
UPC Holding BV, 5.50%, 1/15/28 (a)	200,000	211,000
Virgin Media Secured Finance PLC, 5.50%, 5/15/29 (a)	200,000	216,750
Ziggo BV, 5.50%, 1/15/27 (a)	150,000	156,563
		5,191,760
METAL FABRICATE & HARDWARE - 0.4%
Advanced Drainage Systems, Inc., 5.00%, 9/30/27 (a)	145,000	152,305
Grinding Media, Inc. / Moly-Cop AltaSteel Ltd., 7.38%, 12/15/23 (a)	100,000	101,500
		253,805
MINING - 1.8%
Arconic Corp., 6.13%, 2/15/28 (a)	195,000	210,234
FMG Resources August 2006 Pty Ltd., 4.50%, 9/15/27 (a)	85,000	94,434

See accompanying notes to financial statements.

Global Atlantic BlackRock High Yield Portfolio

Portfolio of Investments (Continued)

December 31, 2020

	Shares/ Principal	Fair Value
MINING - 1.8% (Continued)
Freeport-McMoRan, Inc.
3.55%, 3/1/22	$46,000	$46,805
4.38%, 8/1/28	155,000	164,688
5.45%, 3/15/43	110,000	136,950
Hudbay Minerals, Inc.
7.63%, 1/15/25 (a)	50,000	51,937
6.13%, 4/1/29 (a)	35,000	37,713
IAMGOLD Corp., 5.75%, 10/15/28 (a)	55,000	55,825
Joseph T Ryerson & Son, Inc., 8.50%, 8/1/28 (a)	98,000	110,985
New Gold, Inc., 7.50%, 7/15/27 (a)	115,000	127,075
Novelis Corp.
5.88%, 9/30/26 (a)	100,000	104,500
4.75%, 1/30/30 (a)	65,000	70,029
		1,211,175
MISCELLANEOUS MANUFACTURING - 0.0%†
Hillenbrand, Inc., 5.75%, 6/15/25	25,000	27,000
OFFICE & BUSINESS EQUIPMENT - 0.4%
CDW LLC / CDW Finance Corp.
5.50%, 12/1/24	100,000	111,799
4.13%, 5/1/25	55,000	57,540
Xerox Holdings Corp., 5.50%, 8/15/28 (a)	100,000	106,115
		275,454
OIL & GAS - 8.0%
Antero Resources Corp.
5.63%, 6/1/23	50,000	49,000
8.38%, 7/15/26 (a)	25,000	25,517
Apache Corp.
4.63%, 11/15/25	45,000	47,566
4.88%, 11/15/27	65,000	68,900
4.38%, 10/15/28	100,000	104,098
4.25%, 1/15/30	50,000	52,500
5.10%, 9/1/40	147,000	156,739
4.75%, 4/15/43	100,000	103,686
Ascent Resources Utica Holdings LLC / ARU Finance Corp., 8.25%, 12/31/28 (a)	20,000	19,950
Berry Petroleum Co. LLC, 7.00%, 2/15/26 (a)	25,000	21,250
Calumet Specialty Products Partners LP / Calumet Finance Corp.
7.75%, 4/15/23	50,000	48,750
11.00%, 4/15/25 (a)	50,000	50,500
Cenovus Energy, Inc.
5.38%, 7/15/25	25,000	28,186
4.25%, 4/15/27	125,000	136,503
6.75%, 11/15/39	125,000	165,262
CNX Resources Corp.
7.25%, 3/14/27 (a)	75,000	80,250
6.00%, 1/15/29 (a)	30,000	30,735
	Shares/ Principal	Fair Value
OIL & GAS - 8.0% (Continued)
Comstock Resources, Inc.
7.50%, 5/15/25 (a)	$75,000	$76,844
9.75%, 8/15/26	50,000	53,750
Continental Resources, Inc.
4.50%, 4/15/23	33,000	34,026
4.38%, 1/15/28	60,000	61,512
5.75%, 1/15/31 (a)	25,000	27,749
4.90%, 6/1/44	55,000	54,396
EQT Corp.
7.88%, 2/1/25	60,000	68,325
3.90%, 10/1/27	75,000	74,509
5.00%, 1/15/29	60,000	63,259
8.75%, 2/1/30	100,000	122,500
Hilcorp Energy I LP / Hilcorp Finance Co., 6.25%, 11/1/28 (a)	80,000	81,700
Indigo Natural Resources LLC, 6.88%, 2/15/26 (a)	50,000	51,125
Jagged Peak Energy LLC, 5.88%, 5/1/26	35,000	36,225
Matador Resources Co., 5.88%, 9/15/26	55,000	53,900
Murphy Oil Corp.
5.75%, 8/15/25	65,000	64,350
5.88%, 12/1/27	73,000	72,270
Occidental Petroleum Corp.
2.70%, 8/15/22	192,000	192,240
2.90%, 8/15/24	425,000	409,063
5.50%, 12/1/25	45,000	46,917
6.38%, 9/1/28	70,000	73,850
3.50%, 8/15/29	250,000	228,793
6.13%, 1/1/31	25,000	26,755
6.45%, 9/15/36	160,000	167,520
4.30%, 8/15/39	150,000	126,828
4.40%, 4/15/46	125,000	108,933
4.40%, 8/15/49	150,000	126,420
Ovintiv Exploration, Inc., 5.38%, 1/1/26	375,000	402,431
Ovintiv, Inc., 6.50%, 8/15/34	100,000	115,804
Parkland Fuel Corp., 5.88%, 7/15/27 (a)	40,000	43,249
PBF Holding Co. LLC / PBF Finance Corp.
9.25%, 5/15/25 (a)	40,000	39,436
7.25%, 6/15/25	30,000	19,447
6.00%, 2/15/28	65,000	37,131
PDC Energy, Inc., 5.75%, 5/15/26	30,000	30,975
QEP Resources, Inc., 5.63%, 3/1/26	50,000	54,828
Range Resources Corp.
5.00%, 3/15/23	100,000	97,500
9.25%, 2/1/26	100,000	104,500
SM Energy Co., 10.00%, 1/15/25 (a)	79,000	84,925
Southwestern Energy Co.
6.45%, 1/23/25	100,000	104,000
7.50%, 4/1/26	125,000	131,125
8.38%, 9/15/28	50,000	54,250

See accompanying notes to financial statements.

Global Atlantic BlackRock High Yield Portfolio

Portfolio of Investments (Continued)

December 31, 2020

	Shares/ Principal	Fair Value
OIL & GAS - 8.0% (Continued)
Sunoco LP / Sunoco Finance Corp.
6.00%, 4/15/27	$220,000	$233,864
4.50%, 5/15/29 (a)	35,000	36,400
WPX Energy, Inc.
8.25%, 8/1/23	58,000	66,011
5.88%, 6/15/28	36,000	39,241
		5,388,268
OIL & GAS SERVICES - 0.4%
Archrock Partners LP / Archrock Partners Finance Corp., 6.25%, 4/1/28 (a)	100,000	104,096
USA Compression Partners LP / USA Compression Finance Corp., 6.88%, 4/1/26	135,000	141,075
		245,171
PACKAGING & CONTAINERS - 2.3%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 5.25%, 8/15/27 (a)	200,000	209,962
Ball Corp.
5.25%, 7/1/25	100,000	114,123
2.88%, 8/15/30	60,000	59,850
Berry Global, Inc.
4.50%, 2/15/26 (a)	150,000	153,375
4.88%, 7/15/26 (a)	130,000	139,645
Cascades, Inc./Cascades USA, Inc.
5.13%, 1/15/26 (a)	100,000	105,625
5.38%, 1/15/28 (a)	80,000	85,025
Graphic Packaging International LLC, 3.50%, 3/1/29 (a)	35,000	35,787
Greif, Inc., 6.50%, 3/1/27 (a)	55,000	58,163
Intelligent Packaging Ltd. Finco, Inc. / Intelligent Packaging Ltd. Co.-Issuer LLC, 6.00%, 9/15/28 (a)	30,000	30,825
Mauser Packaging Solutions Holding Co., 5.50%, 4/15/24 (a)	100,000	101,973
Plastipak Holdings, Inc., 6.25%, 10/15/25 (a)	100,000	103,000
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.13%, 7/15/23 (a)	4,000	4,049
Silgan Holdings, Inc.
4.75%, 3/15/25	300,000	304,875
4.13%, 2/1/28	15,000	15,581
		1,521,858
PHARMACEUTICALS - 2.0%
AdaptHealth LLC
6.13%, 8/1/28 (a)	130,000	139,587
4.63%, 8/1/29 (a)	50,000	51,375
Bausch Health Americas, Inc., 8.50%, 1/31/27 (a)	60,000	66,730
Bausch Health Cos., Inc.
5.50%, 11/1/25 (a)	60,000	62,177
7.00%, 1/15/28 (a)	30,000	32,976
	Shares/ Principal	Fair Value
PHARMACEUTICALS - 2.0% (Continued)
5.00%, 1/30/28 (a)	$55,000	$56,680
7.25%, 5/30/29 (a)	100,000	112,411
5.25%, 2/15/31 (a)	40,000	41,789
Herbalife Nutrition Ltd. / HLF Financing, Inc., 7.88%, 9/1/25 (a)	100,000	109,250
HLF Financing Sarl LLC / Herbalife International, Inc., 7.25%, 8/15/26 (a)	100,000	106,094
Horizon Therapeutics USA, Inc., 5.50%, 8/1/27 (a)	250,000	268,455
P&L Development LLC / PLD Finance Corp., 7.75%, 11/15/25 (a)	40,000	43,000
Par Pharmaceutical, Inc., 7.50%, 4/1/27 (a)	195,000	211,575
Vizient, Inc., 6.25%, 5/15/27 (a)	20,000	21,500
		1,323,599
PIPELINES - 4.6%
Antero Midstream Partners LP / Antero Midstream Finance Corp.
5.75%, 3/1/27 (a)	20,000	19,650
5.75%, 1/15/28 (a)	225,000	216,045
Buckeye Partners LP
4.13%, 3/1/25 (a)	25,000	25,313
5.85%, 11/15/43	25,000	24,598
Cheniere Energy Partners LP
5.25%, 10/1/25	200,000	205,250
4.50%, 10/1/29	90,000	95,200
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 5.63%, 5/1/27 (a)	75,000	74,250
DCP Midstream Operating LP
5.38%, 7/15/25	255,000	280,199
5.60%, 4/1/44	70,000	72,186
EnLink Midstream LLC
5.63%, 1/15/28 (a)	65,000	66,313
5.38%, 6/1/29	55,000	53,488
EnLink Midstream Partners LP
4.15%, 6/1/25	225,000	219,375
5.45%, 6/1/47	75,000	60,395
EQM Midstream Partners LP
6.50%, 7/1/27 (a)	160,000	180,165
5.50%, 7/15/28	22,000	24,043
6.50%, 7/15/48	28,000	29,120
Genesis Energy LP / Genesis Energy Finance Corp.
6.50%, 10/1/25	120,000	116,700
8.00%, 1/15/27	20,000	19,804
Global Partners LP / GLP Finance Corp., 6.88%, 1/15/29 (a)	80,000	86,600
Hess Midstream Operations LP, 5.63%, 2/15/26 (a)	70,000	72,800
New Fortress Energy, Inc., 6.75%, 9/15/25 (a)	240,000	254,923

See accompanying notes to financial statements.

Global Atlantic BlackRock High Yield Portfolio

Portfolio of Investments (Continued)

December 31, 2020

	Shares/ Principal	Fair Value
PIPELINES - 4.6% (Continued)
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.
5.50%, 9/15/24, Partial call 1/21/21 (a)	$100,000	$101,750
5.50%, 1/15/28 (a)	200,000	204,250
6.00%, 12/31/30 (a)	55,000	56,598
Targa Resources Partners LP / Targa Resources Partners Finance Corp.
5.88%, 4/15/26	70,000	74,215
5.00%, 1/15/28	100,000	105,556
Western Midstream Operating LP
5.05%, 2/1/30	165,000	184,769
5.30%, 3/1/48	130,000	128,825
6.25%, 2/1/50	15,000	16,500
		3,068,880
REAL ESTATE - 0.9%
Five Point Operating Co. LP / Five Point Capital Corp., 7.88%, 11/15/25 (a)	50,000	52,927
Greystar Real Estate Partners LLC, 5.75%, 12/1/25 (a)	35,000	35,665
Hunt Cos., Inc., 6.25%, 2/15/26 (a)	175,000	179,375
Kennedy-Wilson, Inc., 5.88%, 4/1/24	300,000	304,500
		572,467
REITS - 4.3%
Brookfield Property REIT, Inc. / BPR Cumulus LLC / BPR Nimbus LLC / GGSI Sellco LLC, 5.75%, 5/15/26 (a)	80,000	78,800
EPR Properties, 3.75%, 8/15/29	15,000	14,390
HAT Holdings I LLC / HAT Holdings II LLC
5.25%, 7/15/24 (a)	100,000	104,000
3.75%, 9/15/30 (a)	130,000	134,875
Iron Mountain, Inc.
5.25%, 7/15/30 (a)	220,000	237,600
4.50%, 2/15/31 (a)	90,000	94,275
5.63%, 7/15/32 (a)	25,000	27,562
iStar, Inc., 4.25%, 8/1/25	100,000	98,750
Ladder Capital Finance Holdings LLP / Ladder Capital Finance Corp.
5.25%, 10/1/25 (a)	50,000	49,875
4.25%, 2/1/27 (a)	25,000	24,562
MGM Growth Properties Operating Partnership LP / MGP Finance Co.-Issuer, Inc.
5.63%, 5/1/24	500,000	543,075
4.63%, 6/15/25 (a)	40,000	42,840
3.88%, 2/15/29 (a)	120,000	122,700
MPT Operating Partnership LP / MPT Finance Corp., 5.00%, 10/15/27	150,000	159,563
New Residential Investment Corp., 6.25%, 10/15/25 (a)	25,000	25,125
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co.-Issuer, 5.88%, 10/1/28 (a)	20,000	21,300
	Shares/ Principal	Fair Value
REITS - 4.3% (Continued)
SBA Communications Corp.
4.88%, 9/1/24	$100,000	$102,573
3.88%, 2/15/27 (a)	100,000	105,030
Service Properties Trust
4.65%, 3/15/24	50,000	49,500
7.50%, 9/15/25	215,000	247,749
5.50%, 12/15/27	15,000	16,400
4.38%, 2/15/30	5,000	4,875
Starwood Property Trust, Inc., 4.75%, 3/15/25	145,000	148,625
Uniti Group LP / Uniti Fiber Holdings, Inc. / CSL Capital LLC, 7.88%, 2/15/25 (a)	150,000	161,132
VICI Properties LP / VICI Note Co., Inc.
4.25%, 12/1/26 (a)	25,000	25,929
3.75%, 2/15/27 (a)	50,000	51,125
4.63%, 12/1/29 (a)	75,000	80,250
4.13%, 8/15/30 (a)	70,000	73,894
XHR LP, 6.38%, 8/15/25 (a)	30,000	31,650
		2,878,024
RETAIL - 3.9%
1011778 BC ULC / New Red Finance, Inc.
5.75%, 4/15/25 (a)	40,000	42,800
4.00%, 10/15/30 (a)	170,000	172,283
Abercrombie & Fitch Management Co., 8.75%, 7/15/25 (a)	125,000	138,906
Asbury Automotive Group, Inc., 4.75%, 3/1/30	70,000	75,075
Group 1 Automotive, Inc., 4.00%, 8/15/28 (a)	110,000	113,386
IRB Holding Corp., 7.00%, 6/15/25 (a)	60,000	65,550
KFC Holding Co/Pizza Hut Holdings LLC/ Taco Bell of America LLC
5.25%, 6/1/26 (a)	100,000	103,750
4.75%, 6/1/27 (a)	50,000	52,800
L Brands, Inc.
6.88%, 7/1/25 (a)	30,000	32,573
9.38%, 7/1/25 (a)	15,000	18,450
6.69%, 1/15/27	50,000	55,125
7.50%, 6/15/29	100,000	111,250
6.63%, 10/1/30 (a)	70,000	77,875
6.88%, 11/1/35	175,000	196,438
Lithia Motors, Inc., 4.38%, 1/15/31 (a)	105,000	112,612
Macy's, Inc., 8.38%, 6/15/25 (a)	50,000	55,525
Michaels Stores, Inc., 4.75%, 10/1/27 (a)	75,000	76,875
Murphy Oil USA, Inc., 4.75%, 9/15/29	50,000	53,188
Nordstrom, Inc., 5.00%, 1/15/44	70,000	65,891
QVC, Inc.
4.45%, 2/15/25	100,000	106,780
4.75%, 2/15/27	150,000	160,875
4.38%, 9/1/28	90,000	93,254
5.95%, 3/15/43	60,000	63,000
Rite Aid Corp., 8.00%, 11/15/26 (a)	50,000	53,500
Sally Holdings LLC / Sally Capital, Inc., 5.63%, 12/1/25	100,000	102,750

See accompanying notes to financial statements.

Global Atlantic BlackRock High Yield Portfolio

Portfolio of Investments (Continued)

December 31, 2020

	Shares/ Principal	Fair Value
RETAIL - 3.9% (Continued)
Specialty Building Products Holdings LLC / SBP Finance Corp., 6.38%, 9/30/26 (a)	$35,000	$37,091
Staples, Inc., 7.50%, 4/15/26 (a)	100,000	104,427
Yum! Brands, Inc.
7.75%, 4/1/25 (a)	5,000	5,538
4.75%, 1/15/30 (a)	125,000	137,062
3.63%, 3/15/31	100,000	101,083
		2,585,712
SEMICONDUCTORS - 1.0%
Amkor Technology, Inc., 6.63%, 9/15/27 (a)	100,000	108,500
Entegris, Inc.
4.63%, 2/10/26 (a)	200,000	207,500
4.38%, 4/15/28 (a)	50,000	53,312
Microchip Technology, Inc., 4.25%, 9/1/25 (a)	35,000	37,028
Qorvo, Inc., 4.38%, 10/15/29	230,000	253,051
		659,391
SOFTWARE - 2.7%
ACI Worldwide, Inc., 5.75%, 8/15/26 (a)	25,000	26,437
Black Knight InfoServ LLC, 3.63%, 9/1/28 (a)	60,000	61,425
Boxer Parent Co., Inc., 7.13%, 10/2/25 (a)	15,000	16,282
BY Crown Parent LLC / BY Bond Finance, Inc., 4.25%, 1/31/26 (a)	20,000	20,500
Camelot Finance SA, 4.50%, 11/1/26 (a)	215,000	224,406
CDK Global, Inc., 5.88%, 6/15/26	50,000	52,455
Dun & Bradstreet Corp. (The), 6.88%, 8/15/26 (a)	30,000	32,250
Fair Isaac Corp.
5.25%, 5/15/26 (a)	60,000	68,250
4.00%, 6/15/28 (a)	120,000	126,300
J2 Global, Inc., 4.63%, 10/15/30 (a)	90,000	94,950
MSCI, Inc.
5.38%, 5/15/27 (a)	145,000	154,787
4.00%, 11/15/29 (a)	60,000	63,900
3.63%, 9/1/30 (a)	105,000	109,725
3.88%, 2/15/31 (a)	95,000	100,463
Nuance Communications, Inc., 5.63%, 12/15/26	100,000	105,812
Open Text Corp., 3.88%, 2/15/28 (a)	55,000	57,200
Open Text Holdings, Inc., 4.13%, 2/15/30 (a)	55,000	58,509
PTC, Inc.
3.63%, 2/15/25 (a)	50,000	51,401
4.00%, 2/15/28 (a)	45,000	47,166
SS&C Technologies, Inc., 5.50%, 9/30/27 (a)	200,000	213,604
Veritas US, Inc. / Veritas Bermuda Ltd., 7.50%, 9/1/25 (a)	150,000	153,938
		1,839,760
TELECOMMUNICATIONS - 5.5%
Altice France SA
7.38%, 5/1/26 (a)	300,000	315,750
5.50%, 1/15/28 (a)	200,000	209,102
	Shares/ Principal	Fair Value
TELECOMMUNICATIONS - 5.5% (Continued)
Avaya, Inc., 6.13%, 9/15/28 (a)	$125,000	$133,532
CenturyLink, Inc.
5.13%, 12/15/26 (a)	130,000	137,275
6.88%, 1/15/28	100,000	115,812
7.60%, 9/15/39	50,000	60,750
7.65%, 3/15/42	85,000	102,850
CommScope, Inc.
5.50%, 3/1/24 (a)	95,000	97,945
6.00%, 3/1/26 (a)	65,000	68,484
Consolidated Communications, Inc., 6.50%, 10/1/28 (a)	30,000	32,100
Frontier Communications Corp.
5.88%, 10/15/27 (a)	15,000	16,219
5.00%, 5/1/28 (a)	40,000	41,700
Hughes Satellite Systems Corp.
5.25%, 8/1/26	35,000	38,631
6.63%, 8/1/26	25,000	28,287
Level 3 Financing, Inc., 4.63%, 9/15/27 (a)	190,000	198,443
LogMeIn, Inc., 5.50%, 9/1/27 (a)	55,000	57,612
Nokia Oyj, 4.38%, 6/12/27	100,000	109,063
QualityTech LP / QTS Finance Corp., 3.88%, 10/1/28 (a)	45,000	45,900
Sable International Finance Ltd., 5.75%, 9/7/27 (a)	200,000	212,750
Sprint Capital Corp.
6.88%, 11/15/28	100,000	131,848
8.75%, 3/15/32	60,000	95,002
Sprint Corp.
7.88%, 9/15/23	400,000	463,120
7.63%, 3/1/26	50,000	62,060
Switch Ltd., 3.75%, 9/15/28 (a)	85,000	86,275
Telecom Italia Capital SA
6.38%, 11/15/33	140,000	172,200
6.00%, 9/30/34	70,000	85,266
Telesat Canada / Telesat LLC
4.88%, 6/1/27 (a)	75,000	77,625
6.50%, 10/15/27 (a)	30,000	31,350
T-Mobile USA, Inc., 4.75%, 2/1/28	150,000	161,234
Viasat, Inc., 5.63%, 4/15/27 (a)	150,000	157,500
Windstream Escrow LLC / Windstream Escrow Finance Corp., 7.75%, 8/15/28 (a)	80,000	80,560
Zayo Group Holdings, Inc., 4.00%, 3/1/27 (a)	80,000	80,200
		3,706,445
TRANSPORTATION - 0.2%
Altera Infrastructure LP/Teekay Offshore Finance Corp., 8.50%, 7/15/23 (a)	100,000	84,979
XPO Logistics, Inc., 6.25%, 5/1/25 (a)	35,000	37,665
		122,644

See accompanying notes to financial statements.

Global Atlantic BlackRock High Yield Portfolio

Portfolio of Investments (Continued)

December 31, 2020

	Shares/ Principal	Fair Value
TRUCKING & LEASING - 0.9%
Fortress Transportation and Infrastructure Investors LLC
6.75%, 3/15/22 (a)	$75,000	$75,187
6.50%, 10/1/25 (a)	165,000	172,443
9.75%, 8/1/27 (a)	315,000	361,069
		608,699
TOTAL CORPORATE BONDS AND NOTES (Cost - $61,588,861)		65,594,536
WARRANTS - 0.0%†
SM Energy Co., expires 6/30/23* (Cost - $0)	1,984	12,122
SHORT-TERM INVESTMENTS - 0.9%
MONEY MARKET FUNDS - 0.9%
Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 0.01% (e) (Cost - $603,190)	603,190	603,190
TOTAL INVESTMENTS - 98.8% (Cost - $62,192,051)		$66,209,848
OTHER ASSETS LESS LIABILITIES - NET 1.2%		780,754
TOTAL NET ASSETS - 100.0%		$66,990,602

*  Non-income producing security.

†  Represents less than 0.05%.

(a)  144A - Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers. As of December 31, 2020, these securities amounted to $38,962,742 or 58.2% of net assets.

(b)  Sinking bond security.

(c)  PIK - Pay-in-kind security.

(d)  Variable rate security. The rate shown is the rate in effect at period end.

(e)  The rate shown is the annualized seven-day yield at period end.

CMT - Treasury Constant Maturity Rate

PLC - Public Limited Company

REIT - Real Estate Investment Trust

FUTURES CONTRACTS
LONG FUTURES CONTRACTS	Counterparty	Number of Contracts	Expiration Date	Notional Value	Fair Value/ Unrealized Appreciation (Depreciation)
U.S. 10 Year Ultra Future	Goldman Sachs & Co.	2	3/22/2021	$312,719	$(23)
U.S. 2 Year Note Future	Goldman Sachs & Co.	2	3/31/2021	441,953	250
U.S. Long Bond Future	Goldman Sachs & Co.	1	3/22/2021	173,187	(1,696)
					(1,469)
SHORT FUTURES CONTRACTS
U.S. 10 Year Note Future	Goldman Sachs & Co.	1	3/22/2021	138,078	(116)
U.S. 5 Year Note Future	Goldman Sachs & Co.	2	3/31/2021	252,328	(399)
					(515)
TOTAL NET UNREALIZED DEPRECIATION ON FUTURES CONTRACTS					$(1,984)

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Portfolio Review

December 31, 2020 (Unaudited)

Investment Objective

The Portfolio seeks to provide total return consisting of capital appreciation and income.

Management Review

The Portfolio is sub-advised by Goldman Sachs Asset Management, L.P. ("GSAM").

How did the Portfolio perform during the period?

During 2020, the Class I shares of Global Atlantic Goldman Sachs Core Fixed Income Portfolio outperformed its reference benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. The Portfolio posted a return of 9.49% compared to a benchmark return of 7.51%, a difference of 198 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio's performance?

Asset allocation, security selection, and duration all contributed to performance in 2020. The benefit of the Portfolio's cross-sector positioning was driven primarily by an overweight exposure to corporate credit. After experiencing heightened volatility in March 2020 due to uncertainty over the economic impact of the COVID-19 pandemic, corporate spreads largely tightened from March onwards. This turnaround was triggered by supportive monetary and fiscal policies from central banks that acted as a liquidity tailwind, as well as encouraging COVID-19 vaccine developments in the fall. A long U.S. rates position, which the Portfolio paired with overweight exposure to corporate credit, also benefited performance.

The Portfolio's country and currency strategies also contributed to performance, with the most impactful trades being long positions in Australian and Canadian rates versus other developed market rates and exposure to the New Zealand dollar from a currency perspective. Within security selection, the Portfolio's preference for lower-quality investment-grade corporate credit and shorter-dated corporate securities drove returns. Additionally, the Portfolio's selection of mortgage-backed securities (MBS), coupled with an overweight exposure to premium-coupon MBS in the latter half of the year, were beneficial. Finally, the Portfolio's duration strategy contributed to returns, particularly U.S. rates positioning at the 5- and 20-year portions of the U.S. yield curve as U.S. rates rallied across the curve significantly during the year.

How was the Portfolio positioned at period end?

At period end, the Portfolio was overweight U.S. rates and underweight to European rates. The Portfolio held an overweight position to corporate credit, with a preference for lower-quality investment-grade corporate bonds and shorter-dated corporate securities. The Portfolio retained this down-in-quality bias with a preference for BBB-rated bonds, as the rating cohort exhibits high performance dispersion, which creates opportunities for security selection. Looking ahead, GSAM Fixed Income believes that "search-for-yield motives," central bank buying, a slowdown in new issuance, and a vaccine-induced recovery will support credit markets in 2021.

The Portfolio also had overweight exposure to agency MBS and asset-backed securities (ABS), as well as slight overweight exposure to emerging markets debt. With regard to agency MBS, GSAM Fixed Income expects this sector to exhibit strong carry (incremental yield) in 2021. GSAM Fixed Income believes lower supply in winter months, coupled with an increase in Federal Reserve demand due to reinvestment of securities, will support production coupon MBS.

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Portfolio Review (Continued)

December 31, 2020 (Unaudited)

The Portfolio's performance figures for the periods ended December 31, 2020 as compared to its benchmark:

			Annualized	Operating Expense**
	Inception Date*	One Year	Since Inception	Gross Ratio	Net Ratio
Global Atlantic Goldman Sachs Core Fixed Income Portfolio
Class I	November 1, 2017	9.49%	5.65%	0.49%	0.46%
Bloomberg Barclays U.S. Aggregate Bond Index^		7.51%	5.17%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account.

*  Commencement of operations is November 6, 2017.

**  The estimated operating expense ratios for Class I shares, as disclosed in the most recent prospectus dated April 30, 2020. Ratios include Acquired Fund Fees and Expenses indirectly incurred by the Portfolio. The operating expense ratios presented here may differ from the expense ratios disclosed in the Financial Highlights table in this report.

^  The Bloomberg Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Portfolio Review (Continued)

December 31, 2020 (Unaudited)

Holdings by Asset Class	% of Net Assets
Corporate Bonds and Notes	48.3%
Agency Mortgage Backed Securities	34.7%
Short-Term Investments	21.9%
Asset Backed and Commercial Backed Securities	6.8%
U.S. Treasury Securities	4.1%
Sovereign Debts	2.0%
Municipal Bonds	1.3%
Other Assets Less Liabilities - Net	(19.1)%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio's holdings as of December 31, 2020.

Derivative exposure is included in "Other Assets Less Liabilities - Net".

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Portfolio of Investments

December 31, 2020

	Shares/ Principal	Fair Value
CORPORATE BONDS AND NOTES - 48.3%
AEROSPACE & DEFENSE - 1.4%
Boeing Co. (The)
2.60%, 10/30/25	$150,000	$156,490
3.45%, 11/1/28	100,000	107,247
5.81%, 5/1/50	100,000	137,815
Northrop Grumman Corp.
3.25%, 1/15/28	300,000	339,244
4.75%, 6/1/43	50,000	66,680
Raytheon Technologies Corp.
3.95%, 8/16/25	275,000	315,401
4.13%, 11/16/28	75,000	89,412
4.05%, 5/4/47	25,000	31,144
4.63%, 11/16/48	25,000	33,940
		1,277,373
AGRICULTURE - 0.4%
Altria Group, Inc., 3.80%, 2/14/24	150,000	163,798
BAT Capital Corp.
2.26%, 3/25/28	150,000	155,707
4.76%, 9/6/49	25,000	28,984
		348,489
AUTO MANUFACTURERS - 0.2%
General Motors Co., 4.00%, 4/1/25	50,000	55,362
General Motors Financial Co., Inc.
4.30%, 7/13/25	75,000	84,085
5.65%, 1/17/29	25,000	30,977
		170,424
BANKS - 12.1%
Banco Santander SA
2.75%, 5/28/25	200,000	213,505
4.25%, 4/11/27	200,000	231,352
Bank of America Corp.
3.86%, (3 Month US Libor + 0.94%), 7/23/24 (a)	50,000	54,210
4.20%, 8/26/24	165,000	184,714
4.18%, 11/25/27	25,000	29,002
3.42%, (3 Month US Libor + 1.04%), 12/20/28 (a)	108,000	121,991
4.27%, (3 Month US Libor + 1.31%), 7/23/29 (a)	125,000	148,843
2.88%, (3 Month US Libor + 1.19%), 10/22/30 (a)	100,000	109,811
2.50%, (3 Month US Libor + 0.99%), 2/13/31 (a)	25,000	26,552
2.59%, (SOFR + 2.15%), 4/29/31 (a)	750,000	803,819
1.90%, (SOFR + 1.53%), 7/23/31 (a)	100,000	101,034
6.11%, 1/29/37	100,000	145,653
Barclays PLC
4.61%, (3 Month US Libor + 1.40%), 2/15/23 (a)	225,000	234,885
	Shares/ Principal	Fair Value
BANKS - 12.1% (Continued)
2.85%, (3 Month US Libor + 2.45%), 5/7/26 (a)	$200,000	$214,788
BNP Paribas SA, 3.38%, 1/9/25 (b)	252,000	275,776
BPCE SA, 4.00%, 9/12/23 (b)	250,000	271,957
Citigroup, Inc.
4.04%, (3 Month US Libor + 1.02%), 6/1/24 (a)	105,000	114,192
4.60%, 3/9/26	75,000	87,892
3.40%, 5/1/26	200,000	225,116
4.45%, 9/29/27	125,000	147,767
3.67%, (3 Month US Libor + 1.39%), 7/24/28 (a)	50,000	56,685
4.13%, 7/25/28	100,000	116,968
2.98%, (SOFR + 1.42%), 11/5/30 (a)	100,000	110,132
4.41%, (SOFR + 3.91%), 3/31/31 (a)	75,000	90,949
Comerica Bank, 2.50%, 7/23/24	300,000	319,037
Credit Suisse Group AG, 4.55%, 4/17/26	255,000	300,007
Deutsche Bank AG
2.22%, (SOFR + 2.16%), 9/18/24 (a)	150,000	154,311
2.13%, (SOFR + 1.87%), 11/24/26 (a)	225,000	230,273
Fifth Third Bancorp, 2.38%, 1/28/25	85,000	90,460
HSBC Holdings PLC, 1.65%, (SOFR + 1.54%), 4/18/26 (a)	225,000	230,121
Huntington Bancshares, Inc., 4.00%, 5/15/25	150,000	169,834
ING Groep NV, 4.63%, 1/6/26 (b)	225,000	264,631
JPMorgan Chase & Co.
3.56%, (3 Month US Libor + 0.73%), 4/23/24 (a)	40,000	42,873
3.80%, (3 Month US Libor + 0.89%), 7/23/24 (a)	50,000	54,238
4.02%, (3 Month US Libor + 1.00%), 12/5/24 (a)	125,000	137,703
2.30%, (SOFR + 1.16%), 10/15/25 (a)	150,000	159,229
3.30%, 4/1/26	225,000	251,824
2.95%, 10/1/26	200,000	221,889
3.96%, (3 Month US Libor + 1.25%), 1/29/27 (a)	175,000	201,090
3.51%, (3 Month US Libor + 0.95%), 1/23/29 (a)	125,000	142,161
2.52%, (SOFR + 2.04%), 4/22/31 (a)	300,000	322,459
2.96%, (SOFR + 2.52%), 5/13/31 (a)	50,000	54,829
Mitsubishi UFJ Financial Group, Inc., 3.75%, 7/18/39	225,000	274,060
Morgan Stanley
3.74%, (3 Month US Libor + 0.85%), 4/24/24 (a)	50,000	53,798
3.70%, 10/23/24	275,000	306,019
2.72%, (SOFR + 1.15%), 7/22/25 (a)	75,000	80,218
3.63%, 1/20/27	400,000	458,086
3.95%, 4/23/27	75,000	86,711
4.43%, (3 Month US Libor + 1.63%), 1/23/30 (a)	100,000	121,641
2.70%, (SOFR + 1.14%), 1/22/31 (a)	200,000	217,751

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Portfolio of Investments (Continued)

December 31, 2020

	Shares/ Principal	Fair Value
BANKS - 12.1% (Continued)
3.62%, (SOFR + 3.12%), 4/1/31 (a)	$75,000	$87,233
1.79%, (SOFR + 1.03%), 2/13/32 (a)	125,000	125,894
Natwest Group PLC, 4.52%, (3 Month US Libor + 1.55%), 6/25/24 (a)	300,000	327,543
Santander UK PLC, 2.88%, 6/18/24	225,000	240,958
Standard Chartered PLC, 4.25%, (3 Month US Libor + 1.15%), 1/20/23 (a),(b)	375,000	388,874
Wells Fargo & Co.
3.75%, 1/24/24	55,000	60,043
3.55%, 9/29/25	125,000	140,418
3.00%, 10/23/26	325,000	360,090
4.30%, 7/22/27	100,000	117,178
4.15%, 1/24/29	25,000	29,675
5.01%, (3 Month US Libor + 4.24%), 4/4/51 (a)	25,000	35,530
Westpac Banking Corp., 4.11%, (US 5 Year CMT + 2.00%), 7/24/34 (a)	75,000	85,585
		11,061,867
BEVERAGES - 1.8%
Anheuser-Busch Cos., LLC / Anheuser-Busch InBev Worldwide, Inc.
4.70%, 2/1/36	200,000	254,057
4.90%, 2/1/46	450,000	585,104
Anheuser-Busch InBev Worldwide, Inc., 4.60%, 4/15/48	175,000	221,445
Constellation Brands, Inc.
4.40%, 11/15/25	200,000	232,228
3.60%, 2/15/28	100,000	114,233
3.15%, 8/1/29	125,000	139,206
Keurig Dr Pepper, Inc.
5.09%, 5/25/48	25,000	35,275
3.80%, 5/1/50	25,000	29,943
		1,611,491
BIOTECHNOLOGY - 0.3%
Amgen, Inc., 3.13%, 5/1/25	175,000	192,808
Royalty Pharma PLC, 1.20%, 9/2/25 (b)	100,000	101,673
		294,481
BUILDING MATERIALS - 0.5%
Carrier Global Corp.
2.49%, 2/15/27	225,000	242,784
2.72%, 2/15/30	200,000	213,882
		456,666
CHEMICALS - 0.7%
DuPont de Nemours, Inc., 4.21%, 11/15/23	175,000	193,067
Nutrition & Biosciences, Inc.
1.83%, 10/15/27 (b)	100,000	103,067
2.30%, 11/1/30 (b)	200,000	206,004
Sherwin-Williams Co. (The), 4.50%, 6/1/47	100,000	133,762
		635,900
	Shares/ Principal	Fair Value
COMMERCIAL SERVICES - 0.7%
Global Payments, Inc.
2.65%, 2/15/25	$75,000	$80,316
3.20%, 8/15/29	50,000	55,327
PayPal Holdings, Inc.
1.65%, 6/1/25	225,000	235,076
2.65%, 10/1/26	225,000	247,320
S&P Global, Inc., 2.95%, 1/22/27	50,000	55,330
		673,369
COMPUTERS - 1.4%
Amdocs Ltd., 2.54%, 6/15/30	75,000	78,751
Apple, Inc., 3.25%, 2/23/26	175,000	196,387
Dell International LLC / EMC Corp.
5.45%, 6/15/23 (b)	200,000	221,204
5.85%, 7/15/25 (b)	25,000	30,021
6.02%, 6/15/26 (b)	200,000	243,989
Hewlett Packard Enterprise Co.
4.45%, 10/2/23	225,000	247,519
4.65%, 10/1/24	100,000	113,510
4.90%, 10/15/25	50,000	58,498
6.35%, 10/15/45	60,000	79,085
		1,268,964
DIVERSIFIED FINANCIAL SERVICES - 2.1%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 4.88%, 1/16/24	175,000	191,049
Air Lease Corp.
2.30%, 2/1/25	175,000	181,168
3.38%, 7/1/25	100,000	107,540
2.88%, 1/15/26	75,000	79,360
3.75%, 6/1/26	175,000	192,496
American Express Co.
2.50%, 7/30/24	35,000	37,338
3.63%, 12/5/24	175,000	194,187
Avolon Holdings Funding Ltd.
3.95%, 7/1/24 (b)	75,000	79,212
2.88%, 2/15/25 (b)	150,000	152,950
4.25%, 4/15/26 (b)	25,000	26,934
Capital One Financial Corp.
3.50%, 6/15/23	75,000	80,482
3.30%, 10/30/24	65,000	71,405
GE Capital International Funding Co. Unlimited Co., 3.37%, 11/15/25	250,000	277,467
Intercontinental Exchange, Inc., 3.00%, 6/15/50	50,000	52,994
Mastercard, Inc., 3.30%, 3/26/27	50,000	57,044
Nasdaq, Inc., 3.25%, 4/28/50	25,000	27,470
Visa, Inc., 3.15%, 12/14/25	100,000	112,185
		1,921,281

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Portfolio of Investments (Continued)

December 31, 2020

	Shares/ Principal	Fair Value
ELECTRIC - 3.1%
Alliant Energy Finance LLC, 3.75%, 6/15/23 (b)	$50,000	$53,571
Ameren Corp., 3.50%, 1/15/31	25,000	28,844
American Electric Power Co., Inc., 2.30%, 3/1/30	50,000	52,192
Arizona Public Service Co., 2.95%, 9/15/27	175,000	192,320
Avangrid, Inc., 3.20%, 4/15/25	50,000	54,737
Berkshire Hathaway Energy Co.
3.25%, 4/15/28	50,000	57,158
3.70%, 7/15/30 (b)	75,000	88,714
6.13%, 4/1/36	74,000	109,526
4.25%, 10/15/50 (b)	25,000	32,384
Dominion Energy, Inc.
3.07%, 8/15/24 (c)	175,000	188,917
3.38%, 4/1/30	50,000	56,955
Duke Energy Carolinas LLC, 3.95%, 3/15/48	25,000	31,314
Duke Energy Corp., 3.15%, 8/15/27	200,000	223,191
Duquesne Light Holdings, Inc., 2.53%, 10/1/30 (b)	100,000	103,438
Entergy Corp., 2.95%, 9/1/26	175,000	192,887
Exelon Corp., 4.05%, 4/15/30	50,000	59,164
FirstEnergy Corp.
2.65%, 3/1/30	150,000	150,476
2.25%, 9/1/30	50,000	48,365
MidAmerican Energy Co., 3.65%, 4/15/29	75,000	89,080
NRG Energy, Inc., 3.75%, 6/15/24 (b)	150,000	164,111
Pacific Gas and Electric Co.
2.10%, 8/1/27	25,000	25,440
2.50%, 2/1/31	50,000	50,183
3.30%, 8/1/40	25,000	24,952
3.50%, 8/1/50	50,000	49,695
Sempra Energy, 3.40%, 2/1/28	125,000	142,365
Southern California Edison Co., 4.20%, 3/1/29	100,000	118,290
Southern Co. (The), 3.25%, 7/1/26	350,000	392,625
Virginia Electric and Power Co., 2.45%, 12/15/50	100,000	100,630
		2,881,524
ENGINEERING & CONSTRUCTION - 0.2%
Mexico City Airport Trust, 3.88%, 4/30/28 (b)	200,000	206,700
ENVIRONMENTAL CONTROL - 0.3%
Republic Services, Inc.
2.50%, 8/15/24	150,000	160,181
1.75%, 2/15/32	100,000	100,240
Waste Management, Inc., 1.15%, 3/15/28	50,000	50,143
		310,564
FOOD - 0.3%
JM Smucker Co. (The), 2.38%, 3/15/30	50,000	52,926
Mars, Inc., 2.70%, 4/1/25 (b)	50,000	54,111
Sysco Corp., 6.60%, 4/1/50	50,000	77,008
	Shares/ Principal	Fair Value
FOOD - 0.3% (Continued)
Tyson Foods, Inc., 3.90%, 9/28/23	$125,000	$136,424
		320,469
GAS - 0.6%
East Ohio Gas Co. (The)
1.30%, 6/15/25 (b)	50,000	50,946
2.00%, 6/15/30 (b)	25,000	25,911
NiSource, Inc.
3.49%, 5/15/27	400,000	453,571
3.60%, 5/1/30	25,000	28,930
		559,358
HAND & MACHINE TOOLS - 0.2%
Stanley Black & Decker, Inc., 4.25%, 11/15/28	125,000	152,284
HEALTHCARE-PRODUCTS - 1.0%
DENTSPLY SIRONA, Inc., 3.25%, 6/1/30	50,000	55,686
DH Europe Finance II SARL
2.20%, 11/15/24	125,000	132,478
2.60%, 11/15/29	50,000	54,683
3.25%, 11/15/39	100,000	113,895
Stryker Corp., 1.95%, 6/15/30	175,000	180,068
Thermo Fisher Scientific, Inc., 3.65%, 12/15/25	200,000	226,366
Zimmer Biomet Holdings, Inc., 3.55%, 3/20/30	175,000	198,167
		961,343
HEALTHCARE-SERVICES - 0.6%
Banner Health, 2.34%, 1/1/30	85,000	90,601
CommonSpirit Health, 3.91%, 10/1/50	110,000	122,629
Rush Obligated Group, 3.92%, 11/15/29	35,000	41,204
Stanford Health Care, 3.31%, 8/15/30	35,000	39,860
Sutter Health, 4.09%, 8/15/48	225,000	272,370
		566,664
INSURANCE - 1.3%
AIA Group Ltd., 3.20%, 3/11/25 (b)	200,000	215,770
American International Group, Inc.
3.90%, 4/1/26	175,000	199,551
4.20%, 4/1/28	75,000	89,035
3.40%, 6/30/30	125,000	143,231
Great-West Lifeco Finance 2018 LP, 4.05%, 5/17/28 (b)	50,000	58,580
Marsh & McLennan Cos., Inc., 4.38%, 3/15/29	100,000	121,752
New York Life Insurance Co., 3.75%, 5/15/50 (b)	50,000	59,812
Principal Financial Group, Inc.
3.10%, 11/15/26	75,000	83,619
2.13%, 6/15/30	100,000	104,473
Willis North America, Inc., 2.95%, 9/15/29	50,000	54,706
XLIT Ltd., 4.45%, 3/31/25	50,000	57,060
		1,187,589

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Portfolio of Investments (Continued)

December 31, 2020

	Shares/ Principal	Fair Value
INTERNET - 0.1%
Amazon.com, Inc., 3.88%, 8/22/37	$50,000	$62,374
Booking Holdings, Inc., 4.10%, 4/13/25	25,000	28,352
		90,726
INVESTMENT COMPANIES - 0.2%
Huarong Finance 2019 Co. Ltd., 3.75%, 5/29/24	200,000	210,236
IRON & STEEL - 0.1%
Steel Dynamics, Inc.
2.40%, 6/15/25	30,000	31,886
1.65%, 10/15/27	50,000	51,532
		83,418
MACHINERY-DIVERSIFIED - 0.4%
Otis Worldwide Corp.
2.29%, 4/5/27	50,000	53,417
2.57%, 2/15/30	250,000	268,457
		321,874
MEDIA - 1.4%
Comcast Corp.
3.70%, 4/15/24	150,000	165,031
3.10%, 4/1/25	50,000	55,015
3.95%, 10/15/25	125,000	143,610
3.30%, 4/1/27	125,000	142,137
4.15%, 10/15/28	325,000	391,227
3.75%, 4/1/40	25,000	30,201
Fox Corp.
4.03%, 1/25/24	75,000	82,601
4.71%, 1/25/29	50,000	60,665
Walt Disney Co. (The), 3.70%, 9/15/24	200,000	222,001
		1,292,488
MINING - 0.5%
Glencore Funding LLC, 4.63%, 4/29/24 (b)	250,000	279,196
Newcrest Finance Pty Ltd., 3.25%, 5/13/30 (b)	25,000	27,614
Newmont Corp., 2.25%, 10/1/30	150,000	157,864
		464,674
MISCELLANEOUS MANUFACTURING - 0.2%
General Electric Co.
2.70%, 10/9/22	25,000	26,059
3.45%, 5/1/27	25,000	28,276
4.35%, 5/1/50	75,000	91,211
		145,546
OIL & GAS - 1.8%
BP Capital Markets America, Inc.
3.22%, 4/14/24	25,000	27,044
3.41%, 2/11/26	50,000	56,058
4.23%, 11/6/28	50,000	59,754
Gazprom PJSC Via Gaz Capital SA, 4.95%, 3/23/27	400,000	452,999
	Shares/ Principal	Fair Value
OIL & GAS - 1.8% (Continued)
Marathon Petroleum Corp.
4.50%, 5/1/23	$125,000	$135,728
3.63%, 9/15/24	50,000	54,565
3.80%, 4/1/28	25,000	27,870
Occidental Petroleum Corp., 2.90%, 8/15/24	150,000	144,375
Phillips 66
3.70%, 4/6/23	75,000	80,324
3.85%, 4/9/25	25,000	28,045
1.30%, 2/15/26	25,000	25,335
3.90%, 3/15/28	150,000	172,722
Suncor Energy, Inc.
2.80%, 5/15/23	50,000	52,609
3.10%, 5/15/25	75,000	82,054
Valero Energy Corp.
2.70%, 4/15/23	150,000	156,542
2.85%, 4/15/25	75,000	79,878
		1,635,902
PHARMACEUTICALS - 1.4%
AbbVie, Inc.
4.05%, 11/21/39	125,000	151,278
4.88%, 11/14/48	25,000	33,812
4.25%, 11/21/49	175,000	219,419
Bristol-Myers Squibb Co., 3.90%, 2/20/28	25,000	29,598
Cigna Corp., 3.40%, 3/15/50	200,000	225,050
CVS Health Corp.
2.63%, 8/15/24	30,000	32,147
3.88%, 7/20/25	25,000	28,313
4.78%, 3/25/38	75,000	95,023
5.13%, 7/20/45	25,000	33,659
Pfizer, Inc., 2.63%, 4/1/30	25,000	27,904
Takeda Pharmaceutical Co. Ltd., 2.05%, 3/31/30	205,000	209,836
Zoetis, Inc., 2.00%, 5/15/30	225,000	232,972
		1,319,011
PIPELINES - 2.0%
Energy Transfer Operating LP
4.20%, 9/15/23	175,000	188,620
2.90%, 5/15/25	100,000	105,796
5.25%, 4/15/29	100,000	116,756
5.30%, 4/15/47	25,000	27,621
Enterprise Products Operating LLC, 3.70%, 2/15/26	300,000	339,813
MPLX LP
4.80%, 2/15/29	50,000	60,428
2.65%, 8/15/30	125,000	131,002
4.50%, 4/15/38	75,000	85,786
Sabine Pass Liquefaction LLC
5.63%, 4/15/23	100,000	109,863
5.63%, 3/1/25	275,000	320,739
5.00%, 3/15/27	100,000	117,906

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Portfolio of Investments (Continued)

December 31, 2020

	Shares/ Principal	Fair Value
PIPELINES - 2.0% (Continued)
Sunoco Logistics Partners Operations LP, 5.40%, 10/1/47	$50,000	$55,867
Williams Cos., Inc. (The), 4.00%, 9/15/25	175,000	198,694
		1,858,891
REITS - 3.0%
Agree LP, 2.90%, 10/1/30	25,000	26,557
Alexandria Real Estate Equities, Inc.
3.80%, 4/15/26	75,000	86,238
3.38%, 8/15/31	75,000	85,816
American Campus Communities Operating Partnership LP, 3.88%, 1/30/31	50,000	56,610
American Homes 4 Rent LP, 4.90%, 2/15/29	50,000	60,379
American Tower Corp.
3.38%, 5/15/24	200,000	217,473
2.40%, 3/15/25	125,000	132,870
2.10%, 6/15/30	100,000	102,641
Camden Property Trust
3.15%, 7/1/29	75,000	84,435
2.80%, 5/15/30	75,000	83,292
Crown Castle International Corp.
3.15%, 7/15/23	100,000	106,379
3.65%, 9/1/27	75,000	84,674
3.30%, 7/1/30	25,000	27,982
CubeSmart LP, 4.38%, 12/15/23	75,000	82,080
Duke Realty LP, 1.75%, 7/1/30	75,000	75,835
Essex Portfolio LP, 3.00%, 1/15/30	75,000	82,279
Federal Realty Investment Trust, 3.25%, 7/15/27	150,000	163,139
Healthcare Realty Trust, Inc., 2.05%, 3/15/31	50,000	50,225
Kilroy Realty LP, 4.75%, 12/15/28	100,000	117,807
Mid-America Apartments LP, 1.70%, 2/15/31	75,000	74,724
National Retail Properties, Inc., 3.90%, 6/15/24	45,000	48,951
Regency Centers LP, 2.95%, 9/15/29	125,000	133,584
Spirit Realty LP, 3.40%, 1/15/30	100,000	108,453
UDR, Inc., 2.10%, 8/1/32	25,000	25,482
VEREIT Operating Partnership LP
4.63%, 11/1/25	200,000	230,201
4.88%, 6/1/26	75,000	87,936
3.40%, 1/15/28	25,000	27,599
2.85%, 12/15/32	75,000	78,424
WP Carey, Inc.
4.60%, 4/1/24	25,000	27,747
4.00%, 2/1/25	30,000	33,146
3.85%, 7/15/29	75,000	86,155
2.40%, 2/1/31	25,000	25,964
		2,715,077
	Shares/ Principal	Fair Value
RETAIL - 1.1%
Alimentation Couche-Tard, Inc., 3.55%, 7/26/27 (b)	$50,000	$56,299
Costco Wholesale Corp.
1.38%, 6/20/27	50,000	51,515
1.75%, 4/20/32	75,000	77,949
Dollar Tree, Inc.
4.00%, 5/15/25	75,000	84,691
4.20%, 5/15/28	125,000	148,771
Lowe's Cos., Inc.
1.70%, 10/15/30	125,000	126,647
3.00%, 10/15/50	75,000	80,221
McDonald's Corp., 4.45%, 9/1/48	25,000	32,727
Starbucks Corp., 3.80%, 8/15/25	150,000	170,704
Tractor Supply Co., 1.75%, 11/1/30	50,000	50,254
Walmart, Inc., 4.05%, 6/29/48	75,000	101,779
		981,557
SAVINGS & LOANS - 0.3%
Nationwide Building Society, 3.96%, (3 Month US Libor + 1.86%), 7/18/30 (a),(b)	200,000	233,010
SEMICONDUCTORS - 1.8%
Applied Materials, Inc., 1.75%, 6/1/30	50,000	51,888
Broadcom Corp. / Broadcom Cayman Finance Ltd.
3.63%, 1/15/24	240,000	259,407
3.13%, 1/15/25	225,000	242,951
3.50%, 1/15/28	26,000	28,657
Broadcom, Inc.
3.63%, 10/15/24	150,000	164,801
4.70%, 4/15/25	250,000	286,492
4.25%, 4/15/26	125,000	143,155
3.46%, 9/15/26	234,000	259,636
Lam Research Corp., 1.90%, 6/15/30	75,000	77,938
Microchip Technology, Inc., 3.92%, 6/1/21	75,000	76,065
NXP BV / NXP Funding LLC / NXP USA, Inc., 3.40%, 5/1/30 (b)	50,000	56,701
		1,647,691
SOFTWARE - 1.0%
Fiserv, Inc.
2.75%, 7/1/24	150,000	161,069
3.20%, 7/1/26	150,000	168,027
4.20%, 10/1/28	100,000	119,230
Intuit, Inc.
1.35%, 7/15/27	50,000	51,158
1.65%, 7/15/30	50,000	51,340
Oracle Corp.
3.60%, 4/1/40	75,000	87,839
3.60%, 4/1/50	75,000	87,381
ServiceNow, Inc., 1.40%, 9/1/30	175,000	170,719
		896,763

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Portfolio of Investments (Continued)

December 31, 2020

	Shares/ Principal	Fair Value
TELECOMMUNICATIONS - 3.7%
AT&T, Inc.
2.30%, 6/1/27	$450,000	$479,942
2.75%, 6/1/31	125,000	133,578
2.55%, 12/1/33 (b)	175,000	179,399
5.25%, 3/1/37	125,000	162,682
4.90%, 8/15/37	50,000	62,700
3.50%, 6/1/41	100,000	107,810
T-Mobile USA, Inc.
3.50%, 4/15/25 (b)	125,000	138,122
1.50%, 2/15/26 (b)	50,000	51,194
3.75%, 4/15/27 (b)	200,000	227,760
2.05%, 2/15/28 (b)	225,000	234,036
3.88%, 4/15/30 (b)	250,000	289,550
3.00%, 2/15/41 (b)	50,000	51,836
Verizon Communications, Inc.
3.38%, 2/15/25	25,000	27,766
4.33%, 9/21/28	313,000	376,924
3.88%, 2/8/29	75,000	88,282
4.02%, 12/3/29	25,000	29,727
3.15%, 3/22/30	100,000	112,141
5.25%, 3/16/37	100,000	135,519
4.86%, 8/21/46	175,000	236,502
Vodafone Group PLC, 3.75%, 1/16/24	200,000	218,552
		3,344,022
TRANSPORTATION - 0.1%
Burlington Northern Santa Fe LLC, 3.25%, 6/15/27	75,000	84,920
FedEx Corp., 3.40%, 2/15/28	25,000	28,526
		113,446
TOTAL CORPORATE BONDS AND NOTES (Cost - $39,936,569)		44,221,132
AGENCY MORTGAGE BACKED SECURITIES - 35.8%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 4.2%
Freddie Mac Gold Pool
4.00%, 3/1/48	253,019	270,768
4.00%, 4/1/48	267,371	286,128
Freddie Mac Pool
4.00%, 1/1/49	640,495	697,991
5.00%, 10/1/49	322,137	355,957
5.00%, 1/1/50	89,439	98,890
3.00%, 7/1/50	981,679	1,037,685
3.00%, 12/1/50	1,000,000	1,069,169
		3,816,588
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 10.3%
Fannie Mae Pool
4.50%, 6/1/31	503,268	559,956
5.00%, 11/1/48	550,522	622,494
5.00%, 5/1/50	777,792	859,451
	Shares/ Principal	Fair Value
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 10.3% (Continued)
Federal National Mortgage Association
2.00%, 1/1/51 (d)	$1,000,000	$1,038,750
3.50%, 1/1/51 (d)	3,000,000	3,170,156
4.00%, 1/1/51 (d)	1,000,000	1,067,813
4.50%, 1/1/51 (d)	2,000,000	2,167,500
		9,486,120
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 21.3%
Ginnie Mae
2.00%, 1/20/51 (d)	6,000,000	6,271,875
2.50%, 1/20/51 (d)	1,000,000	1,058,281
3.00%, 1/20/51 (d)	2,000,000	2,090,938
2.00%, 2/20/51 (d)	2,000,000	2,086,875
Ginnie Mae II Pool
4.50%, 2/20/48	377,648	408,733
4.50%, 5/20/48	403,492	434,496
4.50%, 8/20/48	498,635	535,744
5.00%, 8/20/48	110,922	120,929
4.50%, 9/20/48	1,787,346	1,924,690
5.00%, 10/20/48	675,408	735,526
5.00%, 11/20/48	436,214	475,041
5.00%, 12/20/48	227,152	247,371
5.00%, 1/20/49	700,221	769,336
4.00%, 2/20/49	534,697	574,824
4.50%, 3/20/49	18,314	19,821
5.00%, 3/20/49	313,756	344,820
4.00%, 5/20/49	511,506	545,249
4.50%, 10/20/49	783,240	838,684
		19,483,233
TOTAL AGENCY MORTGAGE BACKED SECURITIES (Cost - $32,351,555)		32,785,941
ASSET BACKED AND COMMERCIAL BACKED SECURITIES - 6.8%
522 Funding CLO 2019-5 Ltd., 1.26%, (3 Month US Libor + 1.04%), 4/20/31 (a),(b)	1,500,000	1,488,904
ACIS CLO 2014-4 Ltd., 1.63%, (3 Month US Libor + 1.42%), 5/1/26 (a),(b)	32,064	32,065
Benchmark 2018-B1 Mortgage Trust, 2.75%, 1/15/51 (b)	100,000	83,512
Catamaran CLO 2013-1 Ltd., 1.07%, (3 Month US Libor + 0.85%), 1/27/28 (a),(b)	317,763	316,349
CBAM 2018-5 Ltd., 1.24%, (3 Month US Libor + 1.02%), 4/17/31 (a),(b)	350,000	348,184
COMM 2017-COR2 Mortgage Trust, 3.00%, 9/10/50 (b)	100,000	87,743
Elmwood CLO IV Ltd., 1.48%, (3 Month US Libor + 1.24%), 4/15/33 (a),(b)	600,000	600,697
Harben Finance 2017-1 PLC, 0.85%, (3 Month GBP Libor + 0.80%), 8/20/56 (a)	91,262	124,653

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Portfolio of Investments (Continued)

December 31, 2020

	Shares/ Principal		Fair Value
ASSET BACKED AND COMMERCIAL BACKED SECURITIES - 6.8% (Continued)
London Wall Mortgage Capital PLC, 0.90%, (3 Month GBP Libor + 0.85%), 11/15/49 (a)		$112,917	$154,096
Morgan Stanley Capital I Trust 2020-HR8, 2.04%, 7/15/53		250,000	257,825
Morgan Stanley Capital I Trust 2020-L4, 2.70%, 2/15/53		500,000	543,615
OCP CLO 2015-10 Ltd., 1.03%, (3 Month US Libor + 0.82%), 10/26/27 (a),(b)		321,336	320,621
PHEAA Student Loan Trust 2012-1, 0.70%, (1 Month US Libor + 0.55%), 5/25/57 (a),(b)		254,483	254,193
TICP CLO X Ltd., 1.22%, (3 Month US Libor + 1.00%), 4/20/31 (a),(b)		1,550,000	1,542,016
Wells Fargo Mortgage Backed Securities 2019-3 Trust, 3.50%, 7/25/49 (b),(e)		39,097	40,229
TOTAL ASSET BACKED AND COMMERCIAL BACKED SECURITIES (Cost - $6,210,529)			6,194,702
U.S. TREASURY SECURITIES - 4.1%
United States Treasury Bond
4.25%, 5/15/39		440,000	652,953
1.63%, 11/15/50		700,000	697,375
United States Treasury Note
0.38%, 12/31/25		1,230,000	1,230,961
0.63%, 12/31/27		1,170,000	1,168,720
TOTAL U.S. TREASURY SECURITIES (Cost - $3,733,836)			3,750,009
SOVEREIGN DEBTS - 2.0%
Colombia Government International Bond, 3.00%, 1/30/30		200,000	209,602
Mexico Government International Bond
1.63%, 4/8/26	EUR	100,000	127,286
3.25%, 4/16/30		290,000	313,133
3.77%, 5/24/61		200,000	208,300
Perusahaan Penerbit SBSN Indonesia III, 4.55%, 3/29/26		520,000	600,959
Peruvian Government International Bond
2.78%, 1/23/31		10,000	10,965
2.78%, 12/1/60		40,000	40,360
3.23%, 7/28/21		30,000	29,925
Qatar Government International Bond, 4.50%, 4/23/28 (b)		200,000	242,250
Romanian Government International Bond, 2.00%, 1/28/32 (b)	EUR	70,000	89,773
TOTAL SOVEREIGN DEBTS (Cost - $1,681,726)			1,872,553
MUNICIPAL BONDS - 1.3%
City of New York
0.98%, 8/1/25		85,000	85,433
1.40%, 8/1/27		105,000	106,037
Metropolitan Transportation Authority, 5.18%, 11/15/49		160,000	187,483
	Shares/ Principal	Fair Value
MUNICIPAL BONDS - 1.3% (Continued)
New Jersey Turnpike Authority, 7.10%, 1/1/41	$25,000	$40,823
New York City Transitional Finance Authority Future Tax Secured Revenue, 1.92%, 11/1/29	25,000	25,684
New York State Urban Development Corp., 1.00%, 3/15/26	25,000	25,078
State Board of Administration Finance Corp., 2.15%, 7/1/30	70,000	73,655
State of California, 7.60%, 11/1/40	175,000	316,536
State of Illinois, 5.10%, 6/1/33 (f)	265,000	285,196
TOTAL MUNICIPAL BONDS (Cost - $1,027,579)		1,145,925
SHORT-TERM INVESTMENTS - 21.9%
MONEY MARKET FUNDS - 21.9%
Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 0.01% (g) (Cost - $20,023,553)	20,023,553	20,023,553
TOTAL INVESTMENTS BEFORE SECURITIES SOLD SHORT - 120.2% (Cost - $104,965,347)		$109,993,815
OTHER ASSETS LESS LIABILITIES - NET (20.2)%		(18,451,764)
TOTAL NET ASSETS - 100.0%		$91,542,051
SECURITIES SOLD SHORT - (1.1)%
AGENCY MORTGAGE BACKED SECURITIES - (1.1)%
FEDERAL NATIONAL MORTGAGE ASSOCIATION - (1.1)%
Federal National Mortgage Association, 3.00%, 1/1/51 (Proceeds - $(1,048,125)) (d)	(1,000,000)	$(1,047,656)
TOTAL SECURITIES SOLD SHORT (Proceeds - $(1,048,125))		$(1,047,656)

(a)  Variable rate security. The rate shown is the rate in effect at period end.

(b)  144A - Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers. As of December 31, 2020, these securities amounted to $10,751,593 or 11.7% of net assets.

(c)  Step coupon.

(d)  When-issued, or delayed delivery. All or a portion may be subject to dollar-roll transactions.

(e)  Adjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions. The coupon rate shown represents the rate at period end.

(f)  Sinking bond security.

(g)  The rate shown is the annualized seven-day yield at period end.

CLO - Collateralized Loan Obligation

CMT - Treasury Constant Maturity Rate

EUR - EURO

Libor - London Interbank Offer Rate

PLC - Public Limited Company

SOFR - Secured Overnight Financing Rate

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Portfolio of Investments (Continued)

December 31, 2020

FUTURES CONTRACTS
LONG FUTURES CONTRACTS	Counterparty	Number of Contracts	Expiration Date	Notional Value		Fair Value/ Unrealized Appreciation (Depreciation)
U.S. 10 Year Note Future	Credit Suisse	27	3/22/2021		$3,728,110	$3,286
U.S. 2 Year Note Future	Credit Suisse	5	3/31/2021		1,104,883	864
U.S. Long Bond Future	Credit Suisse	14	3/22/2021		2,424,625	(20,401)
U.S. Ultra Bond Future	Credit Suisse	32	3/22/2021		6,834,000	(63,376)
						(79,627)
SHORT FUTURES CONTRACTS
EURO-BUXL 30 Year Bond Future	Credit Suisse	1	3/8/2021	EUR	275,592	2,643
U.S. 10 Year Ultra Future	Credit Suisse	25	3/22/2021		$3,908,985	9,940
U.S. 5 Year Note Future	Credit Suisse	30	3/31/2021		3,784,922	(3,098)
						9,485
TOTAL NET UNREALIZED DEPRECIATION ON FUTURES CONTRACTS						$(70,142)

INTEREST RATE SWAPTIONS PURCHASED
Counterparty	Description*	Floating Rate Index	Exercise Rate	Expiration Date	Notional Amount	Fair Value	Premiums Paid	Unrealized Appreciation (Depreciation)
JP Morgan Chase Bank	Call - IRS SWAPTION	Pays 3 Month Libor	Receives 0.78%	02/16/21	570,000	$1,455	$2,843	$(1,388)
TOTAL FAIR VALUE, PREMIUMS PAID AND NET UNREALIZED DEPRECIATION ON INTEREST RATE SWAPTIONS PURCHASED						$1,455	$2,843	$(1,388)

*  The Fund may receive or pay a variable rate.

INTEREST RATE SWAPTIONS WRITTEN
Counterparty	Description*	Floating Rate Index	Exercise Rate	Expiration Date	Notional Amount		Fair Value	Premiums Received	Unrealized Appreciation (Depreciation)
Bank of America	Put - IRS SWAPTION	Pays 6 Month Euribor	Receives 0.00%	01/14/21	310,000	EUR	$-	$(428)	$428
Bank of America	Call - IRS SWAPTION	Receives 6 Month Euribor	Pays 0.25%	01/14/21	310,000	EUR	(1,025)	(2,698)	1,673
Bank of America	Call - IRS SWAPTION	Receives 6 Month Euribor	Pays 0.29%	02/16/21	690,000	EUR	(2,317)	(2,593)	276
JP Morgan Chase Bank	Call - IRS SWAPTION	Pays 6 Month Euribor	Receives 0.02%	03/02/21	100,000	EUR	(3,520)	(3,152)	(368)
Bank of America	Call - IRS SWAPTION	Pays 6 Month Euribor	Receives 0.00%	03/08/21	100,000	EUR	(3,218)	(3,271)	53
JP Morgan Chase Bank	Call - IRS SWAPTION	Receives 6 Month Euribor	Pays 0.02%	03/10/21	60,000	EUR	(1,831)	(1,921)	90
JP Morgan Chase Bank	Call - IRS SWAPTION	Receives 6 Month Euribor	Pays 0.02%	03/10/21	40,000	EUR	(1,148)	(1,266)	118
TOTAL FAIR VALUE, PREMIUMS RECEIVED AND NET UNREALIZED APPRECIATION ON INTEREST RATE SWAPTIONS WRITTEN							$(13,059)	$(15,329)	$2,270

*  The Fund may receive or pay a variable rate.

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Portfolio of Investments (Continued)

December 31, 2020

INTEREST RATE SWAPS
Counterparty	Payment Frequency	Fund Receives	Fund Pays	Expiration Date	Notional Amount		Fair Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit Suisse	Quarterly	0.25%	3 Month US Libor	03/17/23	$4,470,000		$4,999	$2,371	$2,628
Credit Suisse	Semi-Annually	0.70%	3 Month Canadian Dollar Offered Rate	11/18/23	2,300,000	CAD	2,106	35	2,071
Credit Suisse	Semi-Annually	0.75%	3 Month Canadian Dollar Offered Rate	03/17/24	1,740,000	CAD	4,836	2,111	2,725
Credit Suisse	Quarterly	3 Month US Libor	0.25%	03/17/24	1,320,000		251	1,740	(1,489)
Credit Suisse	Quarterly	3 Month US Libor	1 Month US Libor	07/25/24	3,160,000		(474)	1,022	(1,496)
Credit Suisse	Semi-Annually	0.81%	3 Month Canadian Dollar Offered Rate	09/30/24	1,850,000	CAD	(781)	143	(924)
Credit Suisse	Quarterly	3 Month US Libor	Sterling Overnight Interbank Offered Rate	11/10/24	1,860,000		(1,298)	2	(1,300)
Credit Suisse	Semi-Annually	0.96%	3 Month Canadian Dollar Offered Rate	11/11/24	3,510,000	CAD	4,401	3,481	920
Credit Suisse	Quarterly	3 Month US Libor	0.40%	11/17/24	1,940,000		(2,981)	691	(3,672)
Credit Suisse	Semi-Annually	0.81%	3 Month Canadian Dollar Offered Rate	11/17/24	2,540,000	CAD	3,145	(821)	3,966
Credit Suisse	Semi-Annually	0.55%	6 Month Australian Bill	05/16/25	340,000	AUD	1,039	(721)	1,760
Credit Suisse	Annually	Euro Short- Term Rate	-0.50%	05/18/25	250,000	EUR	(832)	(695)	(137)
Credit Suisse	Semi-Annually	0.50%	6 Month Australian Bill	11/25/25	2,160,000	AUD	(2,840)	(1,749)	(1,091)
Credit Suisse	Annually	Euro Short- Term Rate	-0.50%	03/17/26	1,390,000	EUR	(6,595)	(9,567)	2,972
Credit Suisse	Quarterly	0.00%	3 Month Stibor	03/17/26	9,550,000	SEK	(8,721)	(5,602)	(3,119)
Credit Suisse	Semi-Annually	0.75%	6 Month Norway Ibor	03/17/26	2,800,000	NOK	(4,045)	(2,150)	(1,895)
Credit Suisse	Annually	Euro Short-
		Term Rate	-0.50%	03/17/28	690,000	EUR	(791)	(2,846)	2,055
Credit Suisse	Semi-Annually	-0.50%	6 Month CHF Libor	03/17/28	690,000	CHF	(4,447)	(3,066)	(1,381)
Credit Suisse	Semi-Annually	0.92%	6 Month Australian Bill	09/04/28	2,430,000	AUD	(12,345)	(2,067)	(10,278)
Credit Suisse	Semi-Annually	0.05%	6 Month Euribor	05/21/30	870,000	EUR	10,436	10,272	164
Credit Suisse	Semi-Annually	1.24%	6 Month Australian Bill	10/28/30	760,000	AUD	(9,449)	(5,953)	(3,496)
Credit Suisse	Semi-Annually	6 Month Norway Ibor	1.24%	10/29/30	6,430,000	NOK	13,261	6,982	6,279
Credit Suisse	Semi-Annually	1.25%	6 Month Australian Bill	11/09/30	990,000	AUD	(11,948)	(9,807)	(2,141)
Credit Suisse	Quarterly	3 Month US Libor	1.19%	11/10/30	690,000		7,591	6,154	1,437
Credit Suisse	Semi-Annually	3 Month Canadian						Dollar
		Offered Rate	1.43%	11/11/30	700,000	CAD	(2,796)	(2,679)	(117)
Credit Suisse	Semi-Annually	6 Month
		JPY Libor	0.14%	11/13/30	156,990,000	JPY	(1,124)	(1,941)	817
Credit Suisse	Quarterly	1.25%	3 Month US Libor	11/24/30	1,180,000		(10,031)	(1,518)	(8,513)
Credit Suisse	Semi-Annually	6 Month
		Euribor	0.00%	03/17/31	70,000	EUR	(2,256)	(2,212)	(44)
Credit Suisse	Quarterly	3 Month
		US Libor	1.54%	11/25/35	1,300,000		13,586	598	12,988
Credit Suisse	Semi-Annually	6 Month
		Euribor	0.26%	05/21/40	420,000	EUR	105	(2,597)	2,702
Credit Suisse	Semi-Annually	6 Month
		Euribor	0.00%	03/17/51	170,000	EUR	(1,945)	(1,404)	(541)
TOTAL FAIR VALUE, PREMIUMS PAID (RECEIVED) AND NET UNREALIZED APPRECIATION ON INTEREST RATE SWAPS							$(19,943)	$(21,793)	$1,850

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Portfolio of Investments (Continued)

December 31, 2020

CREDIT DEFAULT SWAPS
Counterparty	Reference Obligation/Index	Payment Frequency	Buy/Sell Protection	Fixed Rate Received	Credit Rating*	Expiration Date	Notional Amount	Fair Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit Suisse	CDX.NA.IG.28	Quarterly	Buy	1.00%	BBB	06/20/22	$2,225,000	$19,106	$22,506	$(3,400)
Credit Suisse	CDX.NA.IG.34	Quarterly	Buy	1.00%	BBB	06/20/23	1,475,000	21,352	15,558	5,794
Credit Suisse	CD BA	Quarterly	Buy	1.00%	BBB-	06/20/24	100,000	(434)	1,661	(2,095)
Credit Suisse	CD PRU	Quarterly	Buy	1.00%	A	06/20/24	175,000	3,960	2,185	1,775
Credit Suisse	CD INDON	Quarterly	Buy	1.00%	BBB	06/20/24	550,000	10,724	2,466	8,258
Credit Suisse	CD GE	Quarterly	Buy	1.00%	BBB+	06/20/24	225,000	2,640	(2,098)	4,738
Credit Suisse	CD RUSSIA	Quarterly	Buy	1.00%	BBB-	12/20/24	70,000	925	(446)	1,371
Credit Suisse	CD GE	Quarterly	Buy	1.00%	BBB+	12/20/24	125,000	1,198	(1,582)	2,780
Credit Suisse	CDX.NA.IG.34	Quarterly	Buy	1.00%	BBB	06/20/25	625,000	10,429	7,967	2,462
TOTAL FAIR VALUE, PREMIUMS PAID (RECEIVED) AND NET UNREALIZED APPRECIATION ON CREDIT DEFAULT SWAPS								$69,900	$48,217	$21,683

*  Using S&P's rating of the issuer or the underlying securities of the index.

FORWARD FOREIGN CURRENCY CONTRACTS
Settlement Date	Counterparty	Currency Units to Receive		In Exchange For		Unrealized Appreciation (Depreciation)
01/13/21	Morgan Stanley	249,062	GBP	333,007	USD	$7,487
01/13/21	Morgan Stanley	344,380	USD	267,353	GBP	(21,121)
01/13/21	Morgan Stanley	273,010	USD	204,189	GBP	(6,138)
01/21/21	Morgan Stanley	117,048	USD	99,096	EUR	(4,264)
03/17/21	Morgan Stanley	22,681	AUD	16,959	USD	554
03/17/21	Morgan Stanley	30,034	CAD	23,506	USD	73
03/17/21	Morgan Stanley	527,132	EUR	639,743	USD	6,341
03/17/21	Morgan Stanley	38,701,356	JPY	371,030	USD	4,140
03/17/21	Morgan Stanley	268,620	USD	359,248	AUD	(8,768)
03/17/21	Morgan Stanley	326,979	USD	417,780	CAD	(1,015)
03/17/21	Morgan Stanley	311,168	USD	2,743,033	NOK	(9,116)
03/17/21	Morgan Stanley	268,158	USD	381,329	NZD	(6,485)
03/17/21	Morgan Stanley	346,724	USD	2,936,842	SEK	(11,177)
TOTAL NET UNREALIZED DEPRECIATION ON FORWARD FOREIGN CURRENCY CONTRACTS						$(49,489)

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - Pound Sterling

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

USD - United States Dollar

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Global Equity Insights Portfolio

Portfolio Review

December 31, 2020 (Unaudited)

Investment Objective

The Portfolio seeks to provide long-term capital appreciation.

Management Review

The Portfolio is sub-advised by Goldman Sachs Asset Management, L.P. ("GSAM").

How did the Portfolio perform during the period?

During 2020, the Class I shares of Global Atlantic Goldman Sachs Global Equity Insights Portfolio underperformed its reference benchmark, the MSCI World Standard Index. The Portfolio posted a return of 12.87% compared to a benchmark return of 15.90%, a difference of -303 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio's performance?

GSAM's Insights process uses a quantitative style of management, in combination with a qualitative overlay that emphasizes fundamentally-based stock and country/currency selection, careful portfolio construction and efficient implementation. The Portfolio's investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, including, among others, Fundamental Mispricings ("Valuation"), High Quality Business Models ("Quality"), Sentiment Analysis, and Market Themes & Trends. Valuation seeks to identify high-quality businesses trading at an attractive price, which GSAM believes leads to strong performance over the long-term. Quality seeks to identify companies that are generating high-quality revenues with sustainable business models and aligned management incentives. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment. Market Themes and Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment.

Among investment themes, factors within Fundamental Mispricings detracted the most from returns, followed by factors within Sentiment Analysis and High-Quality Business Models. Conversely, Themes & Trends related factors contributed to performance. The Portfolio's country selection component was also additive for results.

Among sectors, holdings within industrials, especially an overweight position in the airlines industry, detracted the most from returns. Conversely, holdings within information technology, especially an underweight position in the semiconductors & semiconductor equipment industry, contributed the most to returns.

At an individual stock level, an underweight position in Tesla, Inc., driven by the manager's relatively unfavorable view on Fundamental Mispricings factors, was among the largest detractors from returns. On the upside, an overweight position in Amazon.com, Inc., driven mainly by the manager's relatively favorable view on Sentiment Analysis factors, was among the largest contributors to performance.

Among countries, an overweight in the U.S. detracted the most from returns, while an underweight in the U.K. contributed the most to returns.

How was the Portfolio positioned at period end?

At the end of the year, against the MSCI World Index, the Portfolio had its largest overweight position in the industrials sector, driven by an overweight position in the electrical equipment industry. The Portfolio held its second largest overweight in the health care sector. Within the health care sector, the Portfolio held its largest overweight position in the life sciences tools & services industry. Conversely, the Portfolio's largest underweight was in the financials sector, largely due to an underweight in the banks industry. The Portfolio held its second largest underweight in the utilities sector, largely due to an underweight in the electric utilities industry. Among countries, the Portfolio held its largest overweights in Japan and the U.S., while its largest underweights were in Germany and the U.K.

Global Atlantic Goldman Sachs Global Equity Insights Portfolio

Portfolio Review (Continued)

December 31, 2020 (Unaudited)

The Portfolio's performance figures for the periods ended December 31, 2020 as compared to its benchmark:

			Annualized	Operating Expense**
	Inception Date*	One Year	Since Inception	Gross Ratio	Net Ratio
Global Atlantic Goldman Sachs Global Equity Insights Portfolio
Class I	November 1, 2017	12.87%	8.08%	0.78%	0.72%
Class II	November 1, 2017	12.49%	7.78%	1.03%	0.97%
MSCI World Standard Index^		15.90%	11.11%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account.

*  Commencement of operations is November 6, 2017.

**  The estimated operating expense ratios for Class I and Class II shares, as disclosed in the most recent prospectus dated April 30, 2020. Ratios include Acquired Fund Fees and Expenses indirectly incurred by the Portfolio. The operating expense ratios presented here may differ from the expense ratios disclosed in the Financial Highlights table in this report.

^  The MSCI World Standard Index represents large- and mid-cap equity performance across 23 developed markets countries, covering approximately 85% of the free float-adjusted market capitalization in each. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Common Stocks	99.6%
Other Assets Less Liabilities - Net	0.4%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio's holdings as of December 31, 2020.

Global Atlantic Goldman Sachs Global Equity Insights Portfolio

Portfolio of Investments

December 31, 2020

	Shares/ Principal	Fair Value
COMMON STOCKS - 99.5%
AEROSPACE & DEFENSE - 1.0%
Howmet Aerospace, Inc.	710	$20,263
Raytheon Technologies Corp.	1,503	107,480
Teledyne Technologies, Inc.*	358	140,329
		268,072
AIR FREIGHT & LOGISTICS - 0.9%
Deutsche Post AG	672	33,300
FedEx Corp.	335	86,973
United Parcel Service, Inc., Class B	768	129,331
		249,604
AUTO COMPONENTS - 1.1%
Aisin Seiki Co. Ltd.	500	14,989
Gentex Corp.	1,707	57,919
Linamar Corp.	2,100	111,132
Magna International, Inc.	1,300	91,949
Martinrea International, Inc.	2,100	24,494
		300,483
AUTOMOBILES - 2.9%
Ford Motor Co.	12,094	106,306
Honda Motor Co. Ltd.	6,000	167,224
Subaru Corp.	4,100	81,905
Tesla, Inc.*	338	238,516
Toyota Motor Corp.	2,000	154,138
		748,089
BANKS - 2.8%
Banco Santander SA*	3,994	12,403
Bank of America Corp.	211	6,395
Barclays PLC*	1,701	3,411
BNP Paribas SA*	3,485	183,803
DBS Group Holdings Ltd.	7,063	133,816
First Horizon Corp.	956	12,198
First Republic Bank	1,004	147,518
Intesa Sanpaolo SpA*	2,632	6,159
Lloyds Banking Group PLC*	67,452	33,599
Mitsubishi UFJ Financial Group, Inc.	5,900	26,064
Signature Bank/New York NY	543	73,462
Sumitomo Mitsui Financial Group, Inc.	100	3,088
Wells Fargo & Co.	1,153	34,797
Western Alliance Bancorp	968	58,032
		734,745
BEVERAGES - 1.6%
Boston Beer Co., Inc. (The), Class A*	16	15,909
Constellation Brands, Inc., Class A	479	104,925
Kirin Holdings Co. Ltd.	3,300	77,797
Monster Beverage Corp.*	2,490	230,275
		428,906
	Shares/ Principal	Fair Value
BIOTECHNOLOGY - 1.9%
AbbVie, Inc.	2,326	$249,231
Biogen, Inc.*	163	39,912
Seagen, Inc.*	218	38,180
Vertex Pharmaceuticals, Inc.*	720	170,165
		497,488
BUILDING PRODUCTS - 0.9%
AGC, Inc.	600	20,921
Lennox International, Inc.	399	109,314
Masco Corp.	2,217	121,780
		252,015
CAPITAL MARKETS - 1.5%
CME Group, Inc.	952	173,311
S&P Global, Inc.	664	218,277
		391,588
CHEMICALS - 1.8%
Axalta Coating Systems Ltd.*	4,346	124,078
Corteva, Inc.	138	5,344
Linde PLC	116	30,567
Sherwin-Williams Co. (The)	308	226,352
Teijin Ltd.	4,700	88,314
		474,655
COMMERCIAL SERVICES & SUPPLIES - 0.6%
Brambles Ltd.	15,596	127,568
Ritchie Bros Auctioneers, Inc.	400	27,780
		155,348
COMMUNICATIONS EQUIPMENT - 0.1%
Arista Networks, Inc.*	66	19,177
Lumentum Holdings, Inc.*	141	13,367
		32,544
CONSUMER FINANCE - 0.8%
Capital One Financial Corp.	295	29,161
Synchrony Financial	5,306	184,171
		213,332
DIVERSIFIED CONSUMER SERVICES - 0.0%†
Benesse Holdings, Inc.	300	5,849
DIVERSIFIED FINANCIAL SERVICES - 1.9%
Investor AB, Class B	2,271	165,696
Jefferies Financial Group, Inc.	3,637	89,470
ORIX Corp.	9,200	141,192
Voya Financial, Inc.	1,838	108,093
		504,451
DIVERSIFIED TELECOMMUNICATION - 0.3%
Nippon Telegraph & Telephone Corp.	3,500	89,682

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Global Equity Insights Portfolio

Portfolio of Investments (Continued)

December 31, 2020

	Shares/ Principal	Fair Value
ELECTRIC UTILITIES - 0.9%
CLP Holdings Ltd.	500	$4,624
Enel SpA	14,534	147,173
Entergy Corp.	763	76,178
Kansai Electric Power Co., Inc. (The)	300	2,829
OGE Energy Corp.	283	9,016
		239,820
ELECTRICAL EQUIPMENT - 2.6%
AMETEK, Inc.	1,185	143,314
Melrose Industries PLC*	25,480	62,015
Mitsubishi Electric Corp.	10,300	155,330
Prysmian SpA	2,464	87,671
Schneider Electric SE	1,623	234,923
Signify NV*,(a)	201	8,492
		691,745
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 0.5%
Arrow Electronics, Inc.*	435	42,325
Jabil, Inc.	334	14,205
Kyocera Corp.	800	49,017
Macnica Fuji Electronics Holdings, Inc.	800	15,691
Omron Corp.	200	17,822
		139,060
ENERGY EQUIPMENT & SERVICES - 0.4%
Schlumberger NV	5,071	110,700
Worley Ltd.	867	7,687
		118,387
ENTERTAINMENT - 1.3%
Konami Holdings Corp.	100	5,618
Netflix, Inc.*	488	263,876
Walt Disney Co. (The)*	432	78,270
		347,764
EQUITY REAL ESTATE INVESTMENT - 3.6%
American Tower Corp.	187	41,974
AvalonBay Communities, Inc.	640	102,675
Camden Property Trust	162	16,187
Duke Realty Corp.	95	3,797
Equity LifeStyle Properties, Inc.	1,864	118,103
First Industrial Realty Trust, Inc.	520	21,907
Gaming and Leisure Properties, Inc.	309	13,102
Gecina SA	419	64,750
Goodman Group	5,855	85,435
Healthcare Trust of America, Inc., Class A	155	4,269
Invitation Homes, Inc.	4,238	125,869
Mid-America Apartment Communities, Inc.	316	40,034
Prologis, Inc.	1,051	104,743
SBA Communications Corp.	372	104,952
Sun Communities, Inc.	608	92,386
VEREIT, Inc.	745	28,169
		968,352
	Shares/ Principal	Fair Value
FOOD & STAPLES RETAILING - 3.1%
Alimentation Couche-Tard, Inc., Class B	4,500	$153,226
Costco Wholesale Corp.	663	249,805
Kesko Oyj, Class B	1,078	27,752
Koninklijke Ahold Delhaize NV	4,876	137,875
Walmart, Inc.	1,703	245,487
		814,145
FOOD PRODUCTS - 0.1%
Archer-Daniels-Midland Co.	122	6,150
Nestle SA	111	13,092
Orkla ASA	577	5,863
Tingyi Cayman Islands Holding Corp.	4,000	6,830
		31,935
HEALTH CARE EQUIPMENT & SUPPLIES - 2.6%
Align Technology, Inc.*	43	22,978
Cooper Cos., Inc. (The)	187	67,941
Danaher Corp.	101	22,436
Edwards Lifesciences Corp.*	2,011	183,464
Fisher & Paykel Healthcare Corp. Ltd.	457	10,848
Hologic, Inc.*	1,937	141,072
Hoya Corp.	500	69,107
Quidel Corp.*	60	10,779
Sonova Holding AG*	60	15,612
West Pharmaceutical Services, Inc.	507	143,638
		687,875
HEALTH CARE PROVIDERS & SERVICES - 3.0%
Anthem, Inc.	618	198,434
Cardinal Health, Inc.	60	3,214
Chemed Corp.	26	13,848
Cigna Corp.	331	68,908
H.U. Group Holdings, Inc.	200	5,383
HCA Healthcare, Inc.	1,165	191,596
Humana, Inc.	220	90,259
McKesson Corp.	116	20,175
Sonic Healthcare Ltd.	1,998	49,567
Universal Health Services, Inc., Class B	1,206	165,825
		807,209
HEALTH CARE TECHNOLOGY - 0.4%
M3, Inc.	1,000	94,368
HOTELS, RESTAURANTS & LEISURE - 1.0%
Chipotle Mexican Grill, Inc.*	94	130,351
Galaxy Entertainment Group Ltd.	3,000	23,311
Las Vegas Sands Corp.	793	47,263
Marriott International, Inc., Class A	77	10,158
Wynn Resorts Ltd.	539	60,815
		271,898
HOUSEHOLD DURABLES - 0.8%
Sony Corp.	2,200	219,158

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Global Equity Insights Portfolio

Portfolio of Investments (Continued)

December 31, 2020

	Shares/ Principal	Fair Value
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS - 0.2%
AES Corp. (The)	1,917	$45,050
Insurance - 4.4%
AIA Group Ltd.	8,600	105,367
Allianz SE	497	122,047
Allstate Corp. (The)	264	29,021
American Financial Group, Inc./OH	1,062	93,052
Aon PLC, Class A	358	75,635
Arch Capital Group Ltd.*	4,180	150,773
Athene Holding Ltd., Class A*	427	18,421
Aviva PLC	3,045	13,536
Brighthouse Financial, Inc.*	730	26,430
Chubb Ltd.	462	71,111
First American Financial Corp.	1,073	55,399
Globe Life, Inc.	144	13,674
Legal & General Group PLC	7,871	28,641
Manulife Financial Corp., Class Common Subscription Receipt	9,400	167,119
Old Republic International Corp.	679	13,383
Primerica, Inc.	930	124,555
Zurich Insurance Group AG	138	58,310
		1,166,474
INTERACTIVE MEDIA & SERVICES - 5.8%
Alphabet, Inc., Class A*	193	338,260
Alphabet, Inc., Class C*	248	434,466
Facebook, Inc., Class A*	1,767	482,674
Pinterest, Inc., Class A*	1,285	84,681
Scout24 AG (a)	693	56,853
Z Holdings Corp.	23,700	143,332
		1,540,266
INTERNET & DIRECT MARKETING RETAIL - 3.3%
Amazon.com, Inc.*	236	768,635
boohoo Group PLC*	2,364	11,084
Etsy, Inc.*	24	4,270
Moneysupermarket.com Group PLC	7,187	25,602
Wayfair, Inc., Class A*	258	58,259
		867,850
IT SERVICES - 5.7%
Booz Allen Hamilton Holding Corp., Class A	805	70,180
EPAM Systems, Inc.*	64	22,935
Fidelity National Information Services, Inc.	1,180	166,923
Fujitsu Ltd.	600	86,619
Gartner, Inc.*	213	34,121
Global Payments, Inc.	420	90,476
International Business Machines Corp.	1,368	172,204
NEC Corp.	2,600	139,513
PayPal Holdings, Inc.*	1,104	258,557
Square, Inc., Class A*	561	122,096
TIS, Inc.	400	8,190
	Shares/ Principal	Fair Value
IT SERVICES - 5.7% (Continued)
VeriSign, Inc.*	621	$134,384
Visa, Inc., Class A	407	89,023
Western Union Co. (The)	6,028	132,254
		1,527,475
LIFE SCIENCES TOOLS & SERVICES - 2.7%
Eurofins Scientific SE*	930	78,094
Gerresheimer AG	152	16,320
IQVIA Holdings, Inc.*	359	64,322
Lonza Group AG	199	128,052
Mettler-Toledo International, Inc.*	125	142,460
PerkinElmer, Inc.	509	73,042
Sartorius Stedim Biotech	90	32,067
Tecan Group AG	95	46,621
Thermo Fisher Scientific, Inc.	285	132,747
		713,725
MACHINERY - 2.4%
AGCO Corp.	45	4,639
Caterpillar, Inc.	163	29,669
CNH Industrial NV*	6,739	85,135
FANUC Corp.	500	122,815
Illinois Tool Works, Inc.	179	36,494
NGK Insulators Ltd.	700	10,794
Otis Worldwide Corp.	439	29,654
Parker-Hannifin Corp.	355	96,706
Techtronic Industries Co. Ltd.	5,500	78,451
Volvo AB, Class B*	6,451	152,231
		646,588
MARINE - 0.4%
AP Moller - Maersk A/S, Class A	17	35,350
Kuehne + Nagel International AG	119	27,032
Stolt-Nielsen Ltd.	3,272	42,037
		104,419
MEDIA - 0.9%
Dentsu Group, Inc.	2,500	74,217
Liberty Broadband Corp., Class C*	28	4,434
Omnicom Group, Inc.	2,549	158,981
		237,632
METALS & MINING - 2.6%
Anglo American PLC	2,333	77,320
Aurubis AG	199	15,500
Barrick Gold Corp.	4,300	97,881
Boliden AB	154	5,464
Fortescue Metals Group Ltd.	11,026	199,348
Norsk Hydro ASA	12,230	56,937
Rio Tinto Ltd.	255	22,398
Rio Tinto PLC, ADR	2,988	224,757
		699,605

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Global Equity Insights Portfolio

Portfolio of Investments (Continued)

December 31, 2020

	Shares/ Principal	Fair Value
MORTGAGE REAL ESTATE INVESTMENT - 0.1%
Starwood Property Trust, Inc.	1,899	$36,651
MULTILINE RETAIL - 1.3%
Kohl's Corp.	750	30,518
Target Corp.	1,197	211,306
Wesfarmers Ltd.	2,680	104,228
		346,052
MULTI-UTILITIES - 0.8%
MDU Resources Group, Inc.	319	8,402
National Grid PLC	714	8,442
Public Service Enterprise Group, Inc.	852	49,672
Sempra Energy	1,182	150,599
		217,115
OIL, GAS & CONSUMABLE FUELS - 1.9%
BP PLC, ADR	672	13,790
Chevron Corp.	2,414	203,862
Enbridge, Inc.	900	28,759
ENEOS Holdings, Inc.	2,600	9,328
EOG Resources, Inc.	1,222	60,941
Exxon Mobil Corp.	100	4,122
Hess Corp.	597	31,516
Royal Dutch Shell PLC, Class A*	2,248	40,196
Royal Dutch Shell PLC, Class B, ADR	1,025	34,450
Santos Ltd.	974	4,713
TC Energy Corp.	1,900	77,178
		508,855
PERSONAL PRODUCTS - 0.9%
Estee Lauder Cos, Inc. (The), Class A	643	171,160
Herbalife Nutrition Ltd.*	1,260	60,543
		231,703
PHARMACEUTICALS - 4.0%
Bristol-Myers Squibb Co.	202	12,530
Horizon Therapeutics PLC*	125	9,144
Jazz Pharmaceuticals PLC*	257	42,418
Johnson & Johnson	959	150,927
Merck & Co., Inc.	1,409	115,256
Novo Nordisk A/S, Class B	1,690	118,524
Roche Holding AG	678	237,007
Roche Holding AG	167	58,567
Takeda Pharmaceutical Co. Ltd.	4,300	156,390
Zoetis, Inc.	1,051	173,940
		1,074,703
PROFESSIONAL SERVICES - 1.8%
Adecco Group AG	2,375	158,951
Experian PLC	2,423	91,978
Randstad NV*	1,075	70,027
Teleperformance	50	16,598
Thomson Reuters Corp.	1,800	147,193
		484,747
	Shares/ Principal	Fair Value
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.2%
Sun Hung Kai Properties Ltd.	5,000	$64,484
ROAD & RAIL - 1.2%
Old Dominion Freight Line, Inc.	730	142,481
Uber Technologies, Inc.*	2,622	133,722
Union Pacific Corp.	173	36,022
		312,225
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.1%
Advanced Micro Devices, Inc.*	837	76,761
Analog Devices, Inc.	408	60,274
Applied Materials, Inc.	2,058	177,605
ASM International NV	881	193,977
ASML Holding NV	27	13,133
Dialog Semiconductor PLC*	80	4,374
First Solar, Inc.*	335	33,138
KLA Corp.	183	47,381
Lam Research Corp.	454	214,411
Micron Technology, Inc.*	386	29,020
NVIDIA Corp.	20	10,444
NXP Semiconductors NV	1,003	159,487
Rohm Co. Ltd.	600	58,056
STMicroelectronics NV*	289	10,803
Texas Instruments, Inc.	1,372	225,186
Tokyo Electron Ltd.	100	37,193
Tokyo Seimitsu Co. Ltd.	400	18,790
		1,370,033
SOFTWARE - 5.9%
Adobe, Inc.*	431	215,552
Microsoft Corp.	4,598	1,022,687
Oracle Corp.	404	26,135
salesforce.com, Inc.*	362	80,556
ServiceNow, Inc.*	220	121,095
Workday, Inc., Class A*	123	29,472
Xero Ltd.*	151	17,107
Zoom Video Communications, Inc., Class A*	211	71,174
		1,583,778
SPECIALTY RETAIL - 1.5%
Chow Tai Fook Jewellery Group Ltd.	8,600	10,814
DCM Holdings Co. Ltd.	1,600	18,271
Dick's Sporting Goods, Inc.	831	46,710
JB Hi-Fi Ltd.	817	30,652
K's Holdings Corp.	1,700	23,645
L Brands, Inc.	585	21,756
TJX Cos., Inc. (The)	1,396	95,333
Yamada Holdings Co. Ltd.	26,800	142,248
		389,429

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Global Equity Insights Portfolio

Portfolio of Investments (Continued)

December 31, 2020

	Shares/ Principal	Fair Value
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 3.8%
Apple, Inc.	7,204	$955,899
Ricoh Co. Ltd.	1,200	7,869
Western Digital Corp.	963	53,340
		1,017,108
TEXTILES, APPAREL & LUXURY GOODS - 0.4%
Lululemon Athletica, Inc.*	128	44,548
NIKE, Inc., Class B	197	27,869
Tapestry, Inc.	1,245	38,695
		111,112
THRIFTS & MORTGAGE FINANCE - 0.0%†
Paragon Banking Group PLC	1,030	6,879
TOBACCO - 1.6%
Imperial Brands PLC	4,363	91,577
Japan Tobacco, Inc.	6,400	130,300
Philip Morris International, Inc.	2,406	199,193
Swedish Match AB	127	9,863
		430,933
	Shares/ Principal	Fair Value
TRADING COMPANIES & DISTRIBUTORS - 0.3%
Marubeni Corp.	600	$3,987
Rexel SA*	535	8,441
Sumitomo Corp.	4,900	64,807
		77,235
WIRELESS TELECOMMUNICATION SERVICES - 0.0%†
KDDI Corp.	100	2,970
TOTAL COMMON STOCKS (Cost - $21,180,322)		26,593,663
PREFERRED STOCKS - 0.1%
AUTOMOBILES - 0.1%
Volkswagen AG (Cost - $15,902)	101	18,836
TOTAL INVESTMENTS - 99.6% (Cost - $21,196,224)		$26,612,499
OTHER ASSETS LESS LIABILITIES - NET 0.4%		107,680
TOTAL NET ASSETS - 100.0%		$26,720,179

*  Non-income producing security.

†  Represents less than 0.05%.

(a)  144A - Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers. As of December 31, 2020, these securities amounted to $65,345 or 0.2% of net assets.

ADR - American Depositary Receipt

PLC - Public Limited Company

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio

Portfolio Review

December 31, 2020 (Unaudited)

Investment Objective

The Portfolio seeks to provide long-term capital appreciation.

Management Review

The Portfolio is sub-advised by Goldman Sachs Asset Management, L.P. ("GSAM").

How did the Portfolio perform during the period?

During 2020, the Class I shares of Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio underperformed its reference benchmark, the Russell 1000® Growth Index. The Portfolio posted a return of 31.73% compared to a benchmark return of 38.49%, a difference of -676 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio's performance?

GSAM's Insights process uses a quantitative style of management, in combination with a qualitative overlay that emphasizes fundamentally based stock and country/currency selection, careful portfolio construction and efficient implementation. The Portfolio's investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, including, among others, Fundamental Mispricings ("Valuation"), High Quality Business Models ("Quality"), Sentiment Analysis, and Market Themes & Trends. Valuation seeks to identify high-quality businesses trading at an attractive price, which GSAM believes leads to strong performance over the long-term. Quality seeks to identify companies that are generating high-quality revenues with sustainable business models and aligned management incentives. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment. Market Themes and Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment.

Among investment themes, factors within the Portfolio's High-Quality Business Models theme detracted the most from returns, followed by factors within the Portfolio's Sentiment Analysis and Fundamental Mispricings themes. Conversely, Themes and Trends related factors contributed the most to performance.

Among sectors, holdings within financials, especially an overweight in the consumer finance industry, detracted the most from returns. Conversely, holdings within industrials, especially an underweight in the aerospace & defense industry, contributed the most to performance.

At an individual stock level, an underweight position in Tesla, Inc. was among the largest detractors from returns. The stock scored negatively on the manager's Fundamental Mispricings theme. On the upside, the Portfolio's underweight position in Boeing, Inc. was among the largest contributors to performance. The stock scored negatively on the manager's Fundamental Mispricings theme.

How was the Portfolio positioned at period end?

At the end of the year, against the Russell 1000® Growth Index, the Portfolio had its largest overweight in the financials sector, driven by an overweight in the insurance industry. The Portfolio held its second largest overweight in the health care sector. Within the health care sector, the Portfolio held its largest overweight in the life sciences tools & services industry. Conversely, the Portfolio's largest underweight was in the industrials sector, largely due to an underweight in the aerospace & defense industry. The Portfolio held its second largest underweight in the consumer discretionary sector. Within consumer discretionary, the Portfolio held its largest underweight in the specialty retail industry.

Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio

Portfolio Review (Continued)

December 31, 2020 (Unaudited)

The Portfolio's performance figures for the periods ended December 31, 2020 as compared to its benchmark:

			Annualized	Operating Expense**
	Inception Date*	One Year	Since Inception	Gross Ratio	Net Ratio
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio
Class I	November 1, 2017	31.73%	18.48%	0.48%	0.46%
Class II	November 1, 2017	31.42%	18.19%	0.73%	0.71%
Russell 1000® Growth Index^		38.49%	23.14%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account.

*  Commencement of operations is November 6, 2017.

**  The estimated operating expense ratios for Class I and Class II shares, as disclosed in the most recent prospectus dated April 30, 2020. Ratios include Acquired Fund Fees and Expenses indirectly incurred by the Portfolio. The operating expense ratios presented here may differ from the expense ratios disclosed in the Financial Highlights table in this report.

^  The Russell 1000® Growth Index is an unmanaged index of common stock prices that measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Common Stocks	99.8%
Short-Term Investments	0.5%
Other Assets Less Liabilities - Net	(0.3)%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio's holdings as of December 31, 2020.

Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio

Portfolio of Investments

December 31, 2020

	Shares/ Principal	Fair Value
COMMON STOCKS - 99.8%
AEROSPACE & DEFENSE - 0.0%†
HEICO Corp.	322	$42,633
AUTO COMPONENTS - 0.4%
Gentex Corp.	11,823	401,154
AUTOMOBILES - 2.2%
Ford Motor Co.	7,776	68,351
Tesla, Inc.*	2,956	2,085,961
		2,154,312
BEVERAGES - 1.5%
Boston Beer Co., Inc. (The), Class A*	524	521,008
Monster Beverage Corp.*	10,216	944,776
		1,465,784
BIOTECHNOLOGY - 2.9%
AbbVie, Inc.	8,909	954,600
Biogen, Inc.*	319	78,110
Seagen, Inc.*	4,295	752,226
Vertex Pharmaceuticals, Inc.*	4,601	1,087,400
		2,872,336
BUILDING PRODUCTS - 1.0%
Allegion PLC	2,494	290,252
Lennox International, Inc.	1,976	541,364
Masco Corp.	2,731	150,014
		981,630
CAPITAL MARKETS - 1.0%
S&P Global, Inc.	2,889	949,701
CHEMICALS - 1.2%
Axalta Coating Systems Ltd.*	3,608	103,009
Sherwin-Williams Co. (The)	1,454	1,068,559
		1,171,568
COMMUNICATIONS EQUIPMENT - 0.7%
Arista Networks, Inc.*	477	138,602
Lumentum Holdings, Inc.*	5,438	515,522
		654,124
CONSUMER FINANCE - 0.0%†
Synchrony Financial	1,349	46,824
DIVERSIFIED CONSUMER SERVICES - 0.1%
frontdoor, Inc.*	1,205	60,503
DIVERSIFIED FINANCIAL SERVICES - 0.8%
Jefferies Financial Group, Inc.	17,027	418,864
Voya Financial, Inc.	5,686	334,394
		753,258
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 0.1%
Dolby Laboratories, Inc., Class A	950	92,274
	Shares/ Principal	Fair Value
ENTERTAINMENT - 2.1%
Netflix, Inc.*	3,709	$2,005,568
Roku, Inc.*	264	87,653
		2,093,221
EQUITY REAL ESTATE INVESTMENT - 2.3%
AvalonBay Communities, Inc.	1,704	273,373
Camden Property Trust	776	77,538
CoreSite Realty Corp.	844	105,736
Equity LifeStyle Properties, Inc.	12,696	804,418
Extra Space Storage, Inc.	372	43,100
Invitation Homes, Inc.	1,200	35,640
Prologis, Inc.	3,341	332,964
SBA Communications Corp.	2,051	578,649
		2,251,418
FOOD & STAPLES RETAILING - 1.5%
Costco Wholesale Corp.	4,013	1,512,018
HEALTH CARE EQUIPMENT & SUPPLIES - 3.6%
ABIOMED, Inc.*	638	206,840
Align Technology, Inc.*	628	335,591
Cooper Cos., Inc. (The)	748	271,763
Edwards Lifesciences Corp.*	5,058	461,441
Hologic, Inc.*	10,744	782,486
IDEXX Laboratories, Inc.*	330	164,957
Quidel Corp.*	2,040	366,486
Teleflex, Inc.	81	33,337
West Pharmaceutical Services, Inc.	3,138	889,027
		3,511,928
HEALTH CARE PROVIDERS & SERVICES - 3.1%
Anthem, Inc.	774	248,524
Chemed Corp.	1,340	713,697
Encompass Health Corp.	2,068	171,003
HCA Healthcare, Inc.	5,267	866,211
Humana, Inc.	312	128,004
UnitedHealth Group, Inc.	1,463	513,045
Universal Health Services, Inc., Class B	3,033	417,037
		3,057,521
HEALTH CARE TECHNOLOGY - 0.1%
Teladoc Health, Inc.*	338	67,586
HOTELS, RESTAURANTS & LEISURE - 1.4%
Chipotle Mexican Grill, Inc.*	633	877,787
Las Vegas Sands Corp.	6,214	370,354
Wynn Resorts Ltd.	1,232	139,007
		1,387,148
INSURANCE - 1.5%
Aon PLC, Class A	1,354	286,060
Arch Capital Group Ltd.*	9,843	355,037
Chubb Ltd.	299	46,022

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio

Portfolio of Investments (Continued)

December 31, 2020

	Shares/ Principal	Fair Value
INSURANCE - 1.5% (Continued)
First American Financial Corp.	8,264	$426,670
Primerica, Inc.	2,884	386,254
		1,500,043
INTERACTIVE MEDIA & SERVICES - 9.1%
Alphabet, Inc., Class A*	103	180,522
Alphabet, Inc., Class C*	1,908	3,342,587
Facebook, Inc., Class A*	15,740	4,299,538
Pinterest, Inc., Class A*	11,891	783,617
Zillow Group, Inc., Class C*	2,656	344,749
		8,951,013
INTERNET & DIRECT MARKETING RETAIL - 9.0%
Amazon.com, Inc.*	2,454	7,992,506
eBay, Inc.	3,271	164,368
Etsy, Inc.*	2,244	399,230
Wayfair, Inc., Class A*	1,670	377,103
		8,933,207
IT SERVICES - 8.5%
Black Knight, Inc.*	1,728	152,669
Booz Allen Hamilton Holding Corp.	3,364	293,274
CACI International, Inc., Class A*	221	55,102
EPAM Systems, Inc.*	2,084	746,801
Fidelity National Information Services, Inc.	535	75,681
Fiserv, Inc.*	1,471	167,488
FleetCor Technologies, Inc.*	481	131,231
Global Payments, Inc.	716	154,241
Mastercard, Inc., Class A	1,894	676,044
PayPal Holdings, Inc.*	9,542	2,234,736
Square, Inc., Class A*	4,007	872,084
Twilio, Inc., Class A*	134	45,359
VeriSign, Inc.*	1,748	378,267
Visa, Inc., Class A	8,021	1,754,433
Western Union Co. (The)	32,502	713,094
		8,450,504
LIFE SCIENCES TOOLS & SERVICES - 2.7%
IQVIA Holdings, Inc.*	1,000	179,170
Mettler-Toledo International, Inc.*	740	843,363
PerkinElmer, Inc.	3,684	528,654
Thermo Fisher Scientific, Inc.	2,450	1,141,161
		2,692,348
MACHINERY - 0.1%
Otis Worldwide Corp.	595	40,192
Parker-Hannifin Corp.	112	30,510
		70,702
MULTILINE RETAIL - 0.8%
Kohl's Corp.	917	37,313
Target Corp.	4,242	748,840
		786,153
	Shares/ Principal	Fair Value
PERSONAL PRODUCTS - 1.5%
Estee Lauder Cos, Inc. (The), Class A	3,772	$1,004,068
Herbalife Nutrition Ltd.*	10,454	502,315
		1,506,383
PHARMACEUTICALS - 2.3%
Horizon Therapeutics PLC*	1,632	119,381
Johnson & Johnson	2,822	444,126
Merck & Co., Inc.	7,309	597,876
Zoetis, Inc.	6,946	1,149,563
		2,310,946
PROFESSIONAL SERVICES - 0.2%
CoStar Group, Inc.*	205	189,477
ROAD & RAIL - 1.3%
Old Dominion Freight Line, Inc.	2,365	461,601
Uber Technologies, Inc.*	17,088	871,488
		1,333,089
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 6.3%
Advanced Micro Devices, Inc.*	4,331	397,196
Applied Materials, Inc.	13,196	1,138,815
First Solar, Inc.*	2,916	288,451
KLA Corp.	3,694	956,414
Lam Research Corp.	2,316	1,093,777
Monolithic Power Systems, Inc.	557	203,990
NVIDIA Corp.	1,426	744,657
NXP Semiconductors NV	3,364	534,910
QUALCOMM, Inc.	1,354	206,268
Texas Instruments, Inc.	3,984	653,894
		6,218,372
SOFTWARE - 15.0%
Adobe, Inc.*	2,659	1,329,819
Cadence Design Systems, Inc.*	2,440	332,889
Cloudflare, Inc., Class A*	772	58,664
Coupa Software, Inc.*	193	65,410
DocuSign, Inc.*	2,433	540,856
Dropbox, Inc., Class A*	32,225	715,073
Dynatrace, Inc.*	2,137	92,468
Fair Isaac Corp.*	1,039	530,971
HubSpot, Inc.*	835	331,027
Microsoft Corp.	40,010	8,899,024
salesforce.com, Inc.*	2,675	595,268
ServiceNow, Inc.*	571	314,295
Trade Desk, Inc. (The), Class A*	342	273,942
Workday, Inc., Class A*	212	50,797
Zoom Video Communications, Inc., Class A*	1,999	674,303
		14,804,806

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio

Portfolio of Investments (Continued)

December 31, 2020

	Shares/ Principal	Fair Value
SPECIALTY RETAIL - 1.2%
Dick's Sporting Goods, Inc.	3,272	$183,919
L Brands, Inc.	4,270	158,802
TJX Cos., Inc. (The)	12,880	879,575
		1,222,296
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 12.7%
Apple, Inc.	94,456	12,533,367
TEXTILES, APPAREL & LUXURY GOODS - 1.3%
Lululemon Athletica, Inc.*	1,336	464,968
NIKE, Inc., Class B	5,368	759,411
Tapestry, Inc.	1,718	53,395
		1,277,774
TOBACCO - 0.0%†
Philip Morris International, Inc.	581	48,101
	Shares/ Principal	Fair Value
TRADING COMPANIES & DISTRIBUTORS - 0.3%
Watsco, Inc.	1,185	$268,462
TOTAL COMMON STOCKS (Cost - $65,762,658)		98,623,984
SHORT-TERM INVESTMENTS - 0.5%
MONEY MARKET FUNDS - 0.5%
Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 0.01% (a) (Cost - $490,099)	490,099	490,099
TOTAL INVESTMENTS - 100.3% (Cost - $66,252,757)		$99,114,083
OTHER ASSETS LESS LIABILITIES - NET (0.3)%		(255,533)
TOTAL NET ASSETS - 100.0%		$98,858,550

*  Non-income producing security.

†  Represents less than 0.05%.

(a)  The rate shown is the annualized seven-day yield at period end.

PLC - Public Limited Company

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio

Portfolio Review

December 31, 2020 (Unaudited)

Investment Objective

The Portfolio seeks to provide long-term capital appreciation.

Management Review

The Portfolio is sub-advised by Goldman Sachs Asset Management, L.P. ("GSAM").

How did the Portfolio perform during the period?

During 2020, the Class I shares of Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio underperformed its reference benchmark, the Russell Midcap® Value Index. The Portfolio posted a return of 0.24% compared to a benchmark return of 4.96%, a difference of -472 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio's performance?

GSAM's Insights process uses a quantitative style of management, in combination with a qualitative overlay that emphasizes fundamentally based stock and country/currency selection, careful portfolio construction and efficient implementation. The Portfolio's investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, including, among others, Fundamental Mispricings ("Valuation"), High Quality Business Models ("Quality"), Sentiment Analysis, and Market Themes & Trends. Valuation seeks to identify high-quality businesses trading at an attractive price, which GSAM believes leads to strong performance over the long-term. Quality seeks to identify companies that are generating high-quality revenues with sustainable business models and aligned management incentives. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment. Market Themes and Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment.

Among investment themes, factors within the Portfolio's Sentiment Analysis theme detracted the most from returns, followed by factors within the High-Quality Business Models theme. Conversely, Fundamental Mispricings related factors contributed the most to performance, followed by factors within the Themes and Trends theme.

Among sectors, holdings within financials, especially an underweight position in the insurance industry, detracted the most from returns. Conversely, holdings within energy, especially an underweight position in the oil, gas & consumable fuels industry, contributed the most to performance.

At an individual stock level, the Portfolio's underweight position in Newmont Corporation, driven by the manager's relatively unfavorable view on High-Quality Business models related factor, was among the largest detractors from returns. On the upside, the Portfolio's overweight position in Ciena Corporation, driven mainly by the manager's relatively favorable view on Themes & Trends related factors, was among the largest contributors to performance.

How was the Portfolio positioned at period end?

At the end of the year, against the Russell Midcap® Value Index, the Portfolio had its largest overweight position in the real estate sector, driven by an overweight in the equity Real Estate Investment Trusts (REITs) industry. The Portfolio held its second largest overweight in the financial sector. Within the financial sector, the Portfolio held its largest overweight in the insurance industry. Conversely, the Portfolio's largest underweight was in the utilities sector, largely due to an underweight in the multi-utilities industry. The Portfolio held its second largest underweight in the consumer discretionary sector, largely due to an underweight in the household durables industry.

Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio

Portfolio Review (Continued)

December 31, 2020 (Unaudited)

The Portfolio's performance figures for the periods ended December 31, 2020 as compared to its benchmark:

			Annualized	Operating Expense**
	Inception Date*	One Year	Since Inception	Gross Ratio	Net Ratio
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio
Class I	November 1, 2017	0.24%	3.38%	0.66%	0.64%
Class II	November 1, 2017	-0.03%	3.10%	0.91%	0.89%
Russell Midcap® Value Index^		4.96%	6.58%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account.

*  Commencement of operations is November 6, 2017.

**  The estimated operating expense ratios for Class I and Class II shares, as disclosed in the most recent prospectus dated April 30, 2020. Ratios include Acquired Fund Fees and Expenses indirectly incurred by the Portfolio. The operating expense ratios presented here may differ from the expense ratios disclosed in the Financial Highlights table in this report.

^  The Russell Midcap® Value Index is an unmanaged index of common stock prices that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Common Stocks	99.7%
Short-Term Investments	0.4%
Other Assets Less Liabilities - Net	(0.1)%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio's holdings as of December 31, 2020.

Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio

Portfolio of Investments

December 31, 2020

	Shares/ Principal	Fair Value
COMMON STOCKS - 99.7%
AEROSPACE & DEFENSE - 2.2%
Curtiss-Wright Corp.	4,611	$536,490
Hexcel Corp.	2,936	142,367
Howmet Aerospace, Inc.	15,110	431,239
Spirit AeroSystems Holdings, Inc., Class A	1,216	47,534
Teledyne Technologies, Inc.*	2,539	995,237
Textron, Inc.	6,292	304,092
		2,456,959
AIR FREIGHT & LOGISTICS - 0.4%
XPO Logistics, Inc.*	3,895	464,284
AIRLINES - 0.1%
American Airlines Group, Inc.	8,681	136,899
AUTO COMPONENTS - 1.0%
BorgWarner, Inc.	2,371	91,616
Gentex Corp.	30,355	1,029,945
		1,121,561
AUTOMOBILES - 1.1%
Ford Motor Co.	140,534	1,235,294
BANKS - 3.8%
Commerce Bancshares, Inc.	5,545	364,307
First Hawaiian, Inc.	31,099	733,314
First Horizon Corp.	24,597	313,858
First Republic Bank	3,647	535,854
FNB Corp.	38,998	370,481
Signature Bank	7,494	1,013,863
Umpqua Holdings Corp.	26,553	402,012
Western Alliance Bancorp	10,504	629,715
		4,363,404
BEVERAGES - 0.8%
Boston Beer Co., Inc. (The), Class A*	60	59,657
Monster Beverage Corp.*	9,687	895,854
		955,511
BIOTECHNOLOGY - 0.5%
Alkermes PLC*	2,361	47,102
Exelixis, Inc.*	2,660	53,386
Vertex Pharmaceuticals, Inc.*	1,771	418,558
		519,046
BUILDING PRODUCTS - 4.1%
Allegion PLC	6,446	750,186
Johnson Controls International PLC	16,272	758,112
Lennox International, Inc.	3,609	988,758
Masco Corp.	18,586	1,020,929
Owens Corning	9,004	682,143
Trane Technologies PLC	2,862	415,448
		4,615,576
	Shares/ Principal	Fair Value
CAPITAL MARKETS - 2.6%
CME Group, Inc.	2,926	$532,678
Evercore, Inc., Class A	8,907	976,564
LPL Financial Holdings, Inc.	4,449	463,675
Raymond James Financial, Inc.	5,493	525,515
S&P Global, Inc.	680	223,536
SEI Investments Co.	3,968	228,041
		2,950,009
CHEMICALS - 5.1%
Axalta Coating Systems Ltd.*	33,847	966,332
Celanese Corp.	3,131	406,842
CF Industries Holdings, Inc.	12,814	496,030
Chemours Co. (The)	14,978	371,305
Corteva, Inc.	11,833	458,174
Eastman Chemical Co.	3,661	367,125
Element Solutions, Inc.	22,429	397,666
Mosaic Co. (The)	20,964	482,382
NewMarket Corp.	1,046	416,611
Olin Corp.	18,065	443,676
RPM International, Inc.	2,446	222,048
Sherwin-Williams Co. (The)	1,062	780,474
		5,808,665
COMMERCIAL SERVICES & SUPPLIES - 0.7%
Clean Harbors, Inc.*	9,315	708,871
IAA, Inc.*	711	46,201
		755,072
COMMUNICATIONS EQUIPMENT - 0.7%
EchoStar Corp., Class A*	4,747	100,589
Lumentum Holdings, Inc.*	7,899	748,825
		849,414
CONSTRUCTION MATERIALS - 0.1%
Martin Marietta Materials, Inc.	430	122,107
CONSUMER FINANCE - 2.0%
Ally Financial, Inc.	23,559	840,114
Santander Consumer USA Holdings, Inc.	5,176	113,975
Synchrony Financial	36,849	1,279,029
		2,233,118
CONTAINERS & PACKAGING - 1.6%
Berry Global Group, Inc.*	9,410	528,748
Crown Holdings, Inc.*	6,290	630,258
Sealed Air Corp.	15,439	706,952
		1,865,958
DIVERSIFIED CONSUMER SERVICES - 0.6%
Chegg, Inc.*	188	16,982
frontdoor, Inc.*	7,259	364,474
H&R Block, Inc.	16,994	269,525
		650,981

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio

Portfolio of Investments (Continued)

December 31, 2020

	Shares/ Principal	Fair Value
DIVERSIFIED FINANCIAL SERVICES - 1.7%
Jefferies Financial Group, Inc.	40,315	$991,749
Voya Financial, Inc.	16,608	976,716
		1,968,465
ELECTRIC UTILITIES - 3.4%
Alliant Energy Corp.	12,124	624,750
Edison International	3,400	213,588
Entergy Corp.	10,177	1,016,072
Evergy, Inc.	7,814	433,755
Hawaiian Electric Industries, Inc.	12,425	439,721
OGE Energy Corp.	29,785	948,950
Pinnacle West Capital Corp.	1,774	141,831
		3,818,667
ELECTRICAL EQUIPMENT - 1.2%
AMETEK, Inc.	9,783	1,183,156
GrafTech International Ltd.	7,360	78,457
nVent Electric PLC	6,485	151,036
		1,412,649
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 1.6%
Arrow Electronics, Inc.*	10,432	1,015,034
Avnet, Inc.	1,738	61,021
Jabil, Inc.	17,982	764,774
		1,840,829
ENERGY EQUIPMENT & SERVICES - 1.0%
Baker Hughes Co.	8,914	185,857
Halliburton Co.	4,571	86,392
National Oilwell Varco, Inc.*	24,085	330,687
Schlumberger NV	9,694	211,620
TechnipFMC PLC	31,160	292,904
		1,107,460
ENTERTAINMENT - 1.3%
Lions Gate Entertainment Corp., Class B*	32,861	341,097
Take-Two Interactive Software, Inc.*	2,931	609,032
Zynga, Inc., Class A*	57,502	567,545
		1,517,674
EQUITY REAL ESTATE INVESTMENT - 12.1%
American Homes 4 Rent, Class A	11,501	345,030
Apartment Income REIT Corp.*	22,346	858,310
Apartment Investment and Management Co., Class A	22,346	117,987
AvalonBay Communities, Inc.	4,114	660,009
Brandywine Realty Trust	73,538	875,838
Brixmor Property Group, Inc.	14,499	239,959
Camden Property Trust	9,536	952,837
CoreSite Realty Corp.	4,028	504,628
CubeSmart	10,262	344,906
Duke Realty Corp.	13,561	542,033
	Shares/ Principal	Fair Value
EQUITY REAL ESTATE INVESTMENT - 12.1% (Continued)
Equity LifeStyle Properties, Inc.	11,001	$697,023
Extra Space Storage, Inc.	2,608	302,163
First Industrial Realty Trust, Inc.	20,748	874,113
Gaming and Leisure Properties, Inc.	9,706	411,535
Healthcare Trust of America, Inc., Class A	32,354	891,029
Healthpeak Properties, Inc.	11,644	351,998
Highwoods Properties, Inc.	23,259	921,754
Invitation Homes, Inc.	38,132	1,132,520
Mid-America Apartment Communities, Inc.	4,126	522,723
Outfront Media, Inc.	1,313	25,682
Paramount Group, Inc.	22,730	205,479
Sun Communities, Inc.	4,576	695,323
UDR, Inc.	9,164	352,173
VEREIT, Inc.	26,178	989,274
		13,814,326
FOOD & STAPLES RETAILING - 0.7%
Costco Wholesale Corp.	2,066	778,427
FOOD PRODUCTS - 1.0%
Ingredion, Inc.	11,605	912,965
Tyson Foods, Inc., Class A	3,484	224,509
		1,137,474
HEALTH CARE EQUIPMENT & SUPPLIES - 2.4%
Cooper Cos., Inc. (The)	2,011	730,637
Envista Holdings Corp.*	7,629	257,326
Hologic, Inc.*	7,187	523,429
Quidel Corp.*	633	113,718
STERIS PLC	2,029	384,577
West Pharmaceutical Services, Inc.	2,677	758,421
		2,768,108
HEALTH CARE PROVIDERS & SERVICES - 2.3%
Acadia Healthcare Co., Inc.*	4,324	217,324
Anthem, Inc.	71	22,797
Chemed Corp.	370	197,066
Encompass Health Corp.	2,752	227,563
HCA Healthcare, Inc.	5,179	851,738
Universal Health Services, Inc., Class B	7,747	1,065,213
		2,581,701
HOTELS, RESTAURANTS & LEISURE - 2.2%
Chipotle Mexican Grill, Inc.*	411	569,938
Choice Hotels International, Inc.	2,307	246,226
Wyndham Destinations, Inc.	1,282	57,510
Wyndham Hotels & Resorts, Inc.	16,775	997,106
Wynn Resorts Ltd.	5,644	636,813
		2,507,593

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio

Portfolio of Investments (Continued)

December 31, 2020

	Shares/ Principal	Fair Value
HOUSEHOLD DURABLES - 0.9%
DR Horton, Inc.	6,846	$471,826
Lennar Corp., Class A	971	74,020
PulteGroup, Inc.	10,593	456,770
		1,002,616
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS - 0.5%
AES Corp. (The)	21,229	498,881
Vistra Corp.	1,936	38,062
		536,943
INSURANCE - 6.5%
American Financial Group, Inc./OH	7,726	676,952
Arch Capital Group Ltd.*	25,188	908,531
Assured Guaranty Ltd.	7,253	228,397
Athene Holding Ltd., Class A*	6,906	297,925
Brighthouse Financial, Inc.*	12,570	455,097
Everest Re Group Ltd.	572	133,900
First American Financial Corp.	16,769	865,783
Globe Life, Inc.	10,973	1,041,996
Old Republic International Corp.	50,588	997,090
Primerica, Inc.	5,199	696,302
Reinsurance Group of America, Inc.	1,036	120,072
Unum Group	22,288	511,287
W R Berkley Corp.	6,643	441,228
		7,374,560
INTERACTIVE MEDIA & SERVICES - 1.5%
Pinterest, Inc., Class A*	4,948	326,073
Twitter, Inc.*	11,282	610,921
Zillow Group, Inc., Class C*	5,955	772,959
		1,709,953
INTERNET & DIRECT MARKETING RETAIL - 0.6%
Etsy, Inc.*	1,564	278,251
Wayfair, Inc., Class A*	1,600	361,296
		639,547
IT SERVICES - 2.8%
Alliance Data Systems Corp.	739	54,760
Black Knight, Inc.*	1,523	134,557
CACI International, Inc., Class A*	1,174	292,713
Euronet Worldwide, Inc.*	5,211	755,178
VeriSign, Inc.*	3,897	843,311
Western Union Co. (The)	36,046	790,849
WEX, Inc.*	1,267	257,873
		3,129,241
LIFE SCIENCES TOOLS & SERVICES - 2.1%
IQVIA Holdings, Inc.*	3,189	571,373
Mettler-Toledo International, Inc.*	721	821,709
PerkinElmer, Inc.	6,761	970,204
		2,363,286
	Shares/ Principal	Fair Value
MACHINERY - 5.7%
AGCO Corp.	9,499	$979,252
Allison Transmission Holdings, Inc.	6,736	290,524
Donaldson Co., Inc.	13,651	762,818
Dover Corp.	9,283	1,171,979
ITT, Inc.	3,283	252,857
Otis Worldwide Corp.	11,979	809,181
PACCAR, Inc.	10,788	930,788
Parker-Hannifin Corp.	3,809	1,037,610
Westinghouse Air Brake Technologies Corp.	2,961	216,745
		6,451,754
MEDIA - 1.7%
Liberty Broadband Corp., Class C*	4,541	719,158
Nexstar Media Group, Inc., Class A	1,540	168,153
Omnicom Group, Inc.	17,408	1,085,737
		1,973,048
METALS & MINING - 0.9%
Freeport-McMoRan, Inc.	12,756	331,911
Reliance Steel & Aluminum Co.	5,503	658,984
		990,895
MORTGAGE REAL ESTATE INVESTMENT - 0.7%
Starwood Property Trust, Inc.	40,273	777,269
MULTILINE RETAIL - 0.8%
Kohl's Corp.	17,312	704,425
Nordstrom, Inc.	5,514	172,092
Target Corp.	493	87,030
		963,547
MULTI-UTILITIES - 2.0%
DTE Energy Co.	607	73,696
MDU Resources Group, Inc.	33,116	872,276
Public Service Enterprise Group, Inc.	19,428	1,132,652
Sempra Energy	1,690	215,323
		2,293,947
OIL, GAS & CONSUMABLE FUELS - 2.3%
Apache Corp.	20,465	290,398
Cimarex Energy Co.	4,779	179,260
Devon Energy Corp.	2,736	43,256
Diamondback Energy, Inc.	3,892	188,373
Hess Corp.	14,147	746,820
HollyFrontier Corp.	14,295	369,526
ONEOK, Inc.	10,163	390,056
Pioneer Natural Resources Co.	3,220	366,726
		2,574,415
PERSONAL PRODUCTS - 0.7%
Herbalife Nutrition Ltd.*	17,222	827,517

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio

Portfolio of Investments (Continued)

December 31, 2020

	Shares/ Principal	Fair Value
PHARMACEUTICALS - 1.0%
Horizon Therapeutics PLC*	549	$40,159
Jazz Pharmaceuticals PLC*	5,212	860,241
Viatris, Inc.*	11,422	214,048
		1,114,448
PROFESSIONAL SERVICES - 0.3%
CoreLogic, Inc./U.S.	4,317	333,791
ManpowerGroup, Inc.	623	56,182
		389,973
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.2%
CBRE Group, Inc., Class A*	3,151	197,631
ROAD & RAIL - 2.7%
AMERCO	2,175	987,363
Kansas City Southern	5,331	1,088,217
Knight-Swift Transportation Holdings, Inc.	2,613	109,276
Old Dominion Freight Line, Inc.	4,114	802,970
Uber Technologies, Inc.*	1,899	96,849
		3,084,675
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.0%
First Solar, Inc.*	9,596	949,236
Lam Research Corp.	1,042	492,106
Microchip Technology, Inc.	1,128	155,788
NXP Semiconductors NV	3,911	621,888
Qorvo, Inc.*	332	55,202
Skyworks Solutions, Inc.	364	55,648
		2,329,868
SOFTWARE - 0.1%
Dropbox, Inc., Class A*	2,820	62,576
Zoom Video Communications, Inc., Class A*	318	107,268
		169,844
SPECIALTY RETAIL - 1.6%
Dick's Sporting Goods, Inc.	15,095	848,490
Gap, Inc. (The)	5,053	102,020
L Brands, Inc.	20,210	751,610
Williams-Sonoma, Inc.	1,171	119,255
		1,821,375
	Shares/ Principal	Fair Value
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 1.0%
HP, Inc.	8,178	$201,097
Western Digital Corp.	16,216	898,204
		1,099,301
TEXTILES, APPAREL & LUXURY GOODS - 1.5%
Capri Holdings Ltd.*	7,019	294,798
Ralph Lauren Corp.	2,858	296,489
Skechers U.S.A., Inc., Class A*	15,218	546,935
Tapestry, Inc.	19,244	598,103
		1,736,325
TRADING COMPANIES & DISTRIBUTORS - 1.3%
Air Lease Corp.	3,133	139,168
United Rentals, Inc.*	1,749	405,611
Watsco, Inc.	4,319	978,469
		1,523,248
TOTAL COMMON STOCKS (Cost - $95,689,112)		113,432,457
SHORT-TERM INVESTMENTS - 0.4%
MONEY MARKET FUNDS - 0.4%
Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 0.01% (a) (Cost - $439,098)	439,098	439,098
TOTAL INVESTMENTS - 100.1% (Cost - $96,128,210)		$113,871,555
OTHER ASSETS LESS LIABILITIES - NET (0.1)%		(126,273)
TOTAL NET ASSETS - 100.0%		$113,745,282

*  Non-income producing security.

(a)  The rate shown is the annualized seven-day yield at period end.

PLC - Public Limited Company

REIT - Real Estate Investment Trust

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Assets and Liabilities

December 31, 2020

Assets:	Global Atlantic BlackRock Allocation Portfolio	Global Atlantic BlackRock Disciplined Core Portfolio	Global Atlantic BlackRock Disciplined Growth Portfolio	Global Atlantic BlackRock Disciplined International Core Portfolio
Investments in securities, at cost	$67,131,573	$458,698,578	$13,062,787	$123,048,542
Investments in securities, at fair value	$81,205,063	$610,504,667	$20,148,267	$147,113,219
Foreign cash (cost $-, $-, $- and $678,517, respectively)	-	-	-	687,028
Deposit with broker	-	927,521	20,703	227,995
Unrealized appreciation on futures contracts	-	472,511	17,059	53,394
Receivable for securities sold	-	2,938,685	-	87,955
Interest and dividends receivable	-	464,068	6,224	576,326
Prepaid expenses	3,420	25,036	840	5,809
Total Assets	81,208,483	615,332,488	20,193,093	148,751,726
Liabilities:
Payable for securities purchased	-	2,608,461	-	-
Payable for portfolio shares redeemed	180,523	593,373	2,654	90,922
Accrued distribution (12b-1) fees	3,431	7,807	4,208	8,820
Accrued investment advisory fees	15,941	203,353	6,664	44,481
Administrative service fees payable	1,765	14,147	489	3,169
Accrued expenses and other liabilities	10,770	79,521	4,165	47,386
Total Liabilities	212,430	3,506,662	18,180	194,778
Net Assets	$80,996,053	$611,825,826	$20,174,913	$148,556,948
Composition of Net Assets:
Paid-in capital	$63,527,234	$431,918,392	$11,269,256	$140,519,892
Total distributable earnings	17,468,819	179,907,434	8,905,657	8,037,056
Net Assets	$80,996,053	$611,825,826	$20,174,913	$148,556,948
Class I Shares:
Net assets	$64,790,956	$575,095,310	$-	$106,215,674
Total shares outstanding at end of period ($0 par value, unlimited shares authorized)	5,202,926	41,144,424	-	9,848,473
Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$12.45	$13.98	$-	$10.78
Class II Shares:
Net assets	$16,205,097	$36,730,516	$20,174,913	$42,341,274
Total shares outstanding at end of period ($0 par value, unlimited shares authorized)	1,305,329	2,631,440	1,253,185	3,930,779
Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$12.41	$13.96	$16.10	$10.77

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Assets and Liabilities (Continued)

December 31, 2020

Assets:	Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	Global Atlantic BlackRock Disciplined Small Cap Portfolio	Global Atlantic BlackRock Disciplined U.S. Core Portfolio	Global Atlantic BlackRock Disciplined Value Portfolio
Investments in securities, at cost	$152,550,903	$15,378,405	$20,068,525	$216,148,306
Investments in securities, at fair value	$221,978,647	$18,806,907	$26,495,043	$251,506,035
Deposit with broker	327,965	20,955	34,367	356,717
Unrealized appreciation on futures contracts	183,775	12,682	19,554	208,943
Receivable for securities sold	1,171,407	4,395	-	1,164,066
Interest and dividends receivable	88,236	12,870	17,126	269,087
Prepaid expenses	8,851	686	1,081	10,059
Total Assets	223,758,881	18,858,495	26,567,171	253,514,907
Liabilities:
Payable for securities purchased	869,531	-	-	1,152,861
Payable for portfolio shares redeemed	230,445	2,338	55,607	262,381
Accrued distribution (12b-1) fees	12,636	1,873	909	1,500
Accrued investment advisory fees	100,489	8,017	7,597	96,517
Administrative service fees payable	5,444	388	603	4,909
Accrued expenses and other liabilities	30,075	3,435	5,395	37,614
Total Liabilities	1,248,620	16,051	70,111	1,555,782
Net Assets	$222,510,261	$18,842,444	$26,497,060	$251,959,125
Composition of Net Assets:
Paid-in capital	$130,358,704	$14,390,904	$18,900,026	$221,493,860
Total distributable earnings	92,151,557	4,451,540	7,597,034	30,465,265
Net Assets	$222,510,261	$18,842,444	$26,497,060	$251,959,125
Class I Shares:
Net assets	$162,579,821	$9,844,321	$22,158,770	$244,852,897
Total shares outstanding at end of period ($0 par value, unlimited shares authorized)	9,858,742	748,889	1,619,444	21,873,770
Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$16.49	$13.15	$13.68	$11.19
Class II Shares:
Net assets	$59,930,440	$8,998,123	$4,338,290	$7,106,228
Total shares outstanding at end of period ($0 par value, unlimited shares authorized)	3,636,584	685,058	317,540	634,160
Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$16.48	$13.13	$13.66	$11.21

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Assets and Liabilities (Continued)

December 31, 2020

Assets:	Global Atlantic BlackRock High Yield Portfolio	Global Atlantic Goldman Sachs Core Fixed Income Portfolio	Global Atlantic Goldman Sachs Global Equity Insights Portfolio	Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio
Investments in securities, at cost	$62,192,051	$104,965,347	$21,196,224	$66,252,757
Investments in securities, at fair value	$66,209,848	$109,993,815	$26,612,499	$99,114,083
Swaptions purchased, at fair value (premiums paid $-, $2,843, $- and $-, respectively)	-	1,455	-	-
Premiums paid on open swap contracts, net	-	26,424	-	-
Cash	-	1	-	-
Foreign cash (cost $-, $60,828, $108,023 and $-, respectively)	-	61,515	110,382	-
Deposit with broker	4,036	1,171,948	-	-
Segregated cash for derivatives	-	120,002	-	-
Unrealized appreciation on forward foreign currency contracts	-	18,595	-	-
Unrealized appreciation on swap contracts	-	23,533	-	-
Receivable for securities sold	-	5,290,975	1,360	-
Receivable for portfolio shares sold	-	10,654	-	-
Interest and dividends receivable	978,117	460,729	44,062	18,318
Prepaid expenses	2,800	4,007	1,093	4,141
Total Assets	67,194,801	117,183,653	26,769,396	99,136,542
Liabilities:
Investments in securities sold short, proceeds	-	1,048,125	-	-
Investments in securities sold short, at fair value	-	1,047,656	-	-
Swaptions written, at fair value (premiums received $-, $15,329, $- and $-, respectively)	-	13,059	-	-
Unrealized depreciation on futures contracts	1,984	70,142	-	-
Unrealized depreciation on forward foreign currency contracts	-	68,084	-	-
Deposit due to broker	-	-	50	-
Due to custodian	-	-	2,596	-
Payable for securities purchased	105,000	24,403,993	-	-
Payable for portfolio shares redeemed	57,557	-	22,996	230,800
Accrued distribution (12b-1) fees	168	-	2,567	1,097
Accrued investment advisory fees	28,356	25,959	7,711	30,742
Administrative service fees payable	1,362	2,054	519	2,395
Accrued expenses and other liabilities	9,772	10,655	12,778	12,958
Total Liabilities	204,199	25,641,602	49,217	277,992
Net Assets	$66,990,602	$91,542,051	$26,720,179	$98,858,550
Composition of Net Assets:
Paid-in capital	$65,399,203	$80,720,640	$21,926,798	$60,061,890
Total distributable earnings	1,591,399	10,821,411	4,793,381	38,796,660
Net Assets	$66,990,602	$91,542,051	$26,720,179	$98,858,550
Class I Shares:
Net assets	$66,191,422	$91,542,051	$14,437,379	$93,648,789
Total shares outstanding at end of period ($0 par value, unlimited shares authorized)	6,511,680	8,270,852	1,175,863	6,028,936
Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$10.17	$11.07	$12.28	$15.53
Class II Shares:
Net assets	$799,180	$-	$12,282,800	$5,209,761
Total shares outstanding at end of period ($0 par value, unlimited shares authorized)	78,697	-	1,001,686	336,076
Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$10.16	$-	$12.26	$15.50

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Assets and Liabilities (Continued)

December 31, 2020

Assets:	Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio
Investments in securities, at cost	$96,128,210
Investments in securities, at fair value	$113,871,555
Interest and dividends receivable	154,043
Prepaid expenses	4,449
Total Assets	114,030,047
Liabilities:
Payable for portfolio shares redeemed	196,976
Accrued distribution (12b-1) fees	15,059
Accrued investment advisory fees	52,461
Administrative service fees payable	2,030
Accrued expenses and other liabilities	18,239
Total Liabilities	284,765
Net Assets	$113,745,282
Composition of Net Assets:
Paid-in capital	$109,786,093
Total distributable earnings	3,959,189
Net Assets	$113,745,282
Class I Shares:
Net assets	$41,899,280
Total shares outstanding at end of period ($0 par value, unlimited shares authorized)	3,971,883
Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$10.55
Class II Shares:
Net assets	$71,846,002
Total shares outstanding at end of period ($0 par value, unlimited shares authorized)	6,822,041
Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$10.53

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Operations

For the Year Ended December 31, 2020

	Global Atlantic BlackRock Allocation Portfolio	Global Atlantic BlackRock Disciplined Core Portfolio	Global Atlantic BlackRock Disciplined Growth Portfolio	Global Atlantic BlackRock Disciplined International Core Portfolio
Investment Income:
Dividend income*	$1,541,286	$9,422,811	$180,667	$2,939,843
Interest income	-	29,717	1,288	2,955
Total Investment Income	1,541,286	9,452,528	181,955	2,942,798
Expenses:
Investment advisory fee	169,338	2,156,811	81,809	787,670
Distribution fees (12b-1) - Class II Shares	37,865	84,043	45,449	94,001
Administrative service fees	24,443	175,688	5,775	41,713
Legal fees	20,084	143,827	4,711	34,214
Trustees fees	6,735	47,293	1,541	11,302
Custody fees	2,728	22,593	11,681	164,476
Miscellaneous expenses	32,615	232,918	7,400	56,954
Total Expenses	293,808	2,863,173	158,366	1,190,330
Expenses waived	(17,320)	(124,594)	(14,747)	(190,509)
Net Expenses	276,488	2,738,579	143,619	999,821
Net Investment Income	1,264,798	6,713,949	38,336	1,942,977
Net Realized and Change in Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	2,309,999	23,543,503	1,752,131	(4,957,685)
Futures contracts	-	4,465,267	117,536	449,667
Foreign currency translations	-	(433)	-	(20,639)
Forward foreign currency contracts	-	-	-	(30,193)
Capital gain distributions from underlying funds	11,019	-	-	-
	2,321,018	28,008,337	1,869,667	(4,558,850)
Net change in unrealized appreciation/(depreciation) on:
Investments	6,710,514	66,497,305	3,542,609	15,701,432
Futures contracts	-	348,692	12,431	45,350
Foreign currency translations	-	(96)	-	(8,730)
	6,710,514	66,845,901	3,555,040	15,738,052
Net Realized and Change in Unrealized Gain	9,031,532	94,854,238	5,424,707	11,179,202
Net Increase in Net Assets Resulting from Operations	$10,296,330	$101,568,187	$5,463,043	$13,122,179
* Foreign taxes withheld	$-	$75,744	$-	$437,803

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Operations (Continued)

For the Year Ended December 31, 2020

	Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	Global Atlantic BlackRock Disciplined Small Cap Portfolio	Global Atlantic BlackRock Disciplined U.S. Core Portfolio	Global Atlantic BlackRock Disciplined Value Portfolio
Investment Income:
Dividend income*	$1,380,467	$148,049	$410,395	$5,604,060
Interest income	9,564	1,324	1,686	13,461
Total Investment Income	1,390,031	149,373	412,081	5,617,521
Expenses:
Investment advisory fee	1,044,112	84,280	93,710	1,049,191
Distribution fees (12b-1) - Class II Shares	125,856	18,510	8,963	16,156
Administrative service fees	60,272	4,956	7,635	74,019
Legal fees	49,279	4,064	6,251	61,112
Trustees fees	15,873	1,335	2,065	20,470
Custody fees	22,240	7,121	12,963	21,278
Miscellaneous expenses	78,362	6,932	10,158	103,660
Total Expenses	1,395,994	127,198	141,745	1,345,886
Expenses waived	(74,155)	(10,362)	(17,447)	(70,700)
Net Expenses	1,321,839	116,836	124,298	1,275,186
Net Investment Income	68,192	32,537	287,783	4,342,335
Net Realized and Change in Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	22,229,540	831,819	1,029,306	(6,702,219)
Futures contracts	1,470,798	153,977	162,503	1,791,668
	23,700,338	985,796	1,191,809	(4,910,551)
Net change in unrealized appreciation/(depreciation) on:
Investments	37,494,282	1,926,705	2,676,718	7,870,824
Futures contracts	148,345	7,590	11,311	155,005
	37,642,627	1,934,295	2,688,029	8,025,829
Net Realized and Change in Unrealized Gain	61,342,965	2,920,091	3,879,838	3,115,278
Net Increase in Net Assets Resulting from Operations	$61,411,157	$2,952,628	$4,167,621	$7,457,613
* Foreign taxes withheld	$2,104	$265	$-	$909

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Operations (Continued)

For the Year Ended December 31, 2020

	Global Atlantic BlackRock High Yield Portfolio	Global Atlantic Goldman Sachs Core Fixed Income Portfolio	Global Atlantic Goldman Sachs Global Equity Insights Portfolio	Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio
Investment Income:
Dividend income*	$-	$-	$425,205	$737,371
Interest income	3,605,435	2,373,958	58	2,061
Total Investment Income	3,605,435	2,373,958	425,263	739,432
Expenses:
Investment advisory fee	326,614	309,075	157,418	325,140
Distribution fees (12b-1) - Class II Shares	1,994	-	28,694	10,923
Administrative service fees	20,738	28,856	7,928	27,903
Legal fees	17,075	23,733	6,529	22,783
Trustees fees	5,789	8,034	2,180	7,396
Custody fees	5,372	17,902	57,585	12,403
Miscellaneous expenses	28,111	37,379	10,961	35,922
Total Expenses	405,693	424,979	271,295	442,470
Expenses waived	(18,294)	(34,089)	(62,694)	(27,319)
Net Expenses	387,399	390,890	208,601	415,151
Net Investment Income	3,218,036	1,983,068	216,662	324,281
Net Realized and Change in Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(1,610,522)	2,036,760	(20,802)	6,167,406
Short sales	-	175	-	-
Options written	-	34,134	-	-
Futures contracts	(12,433)	1,641,659	-	-
Swap contracts	-	67,340	-	-
Forward foreign currency contracts	-	(16,030)	159	-
Foreign currency translations	-	(83,922)	10,323	-
	(1,622,955)	3,680,116	(10,320)	6,167,406
Net change in unrealized appreciation/(depreciation) on:
Investments	1,733,872	2,372,546	2,613,977	18,302,924
Short Sales	-	42,890	-	-
Futures contracts	7,789	112,936	-	-
Swap contracts	-	2,628	-	-
Swaptions	-	(6,049)	-	-
Forward foreign currency contracts	-	27,071	-	-
Foreign currency translations	-	1,382	4,656	-
	1,741,661	2,553,404	2,618,633	18,302,924
Net Realized and Change in Unrealized Gain	118,706	6,233,520	2,608,313	24,470,330
Net Increase in Net Assets Resulting from Operations	$3,336,742	$8,216,588	$2,824,975	$24,794,611
* Foreign taxes withheld	$-	$-	$30,339	$1,264

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Operations (Continued)

For the Year Ended December 31, 2020

Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio
Investment Income:
Dividend income*	$2,045,792
Interest income	2,465
Total Investment Income	2,048,257
Expenses:
Investment advisory fee	566,641
Distribution fees (12b-1) - Class II Shares	161,138
Administrative service fees	32,692
Legal fees	27,039
Trustees fees	9,042
Custody fees	14,406
Miscellaneous expenses	47,278
Total Expenses	858,236
Expenses waived	(37,733)
Net Expenses	820,503
Net Investment Income	1,227,754
Net Realized and Change in Unrealized Gain (Loss)
Net realized loss on:
Investments	(10,682,202)
(10,682,202)
Net change in unrealized appreciation on:
Investments	7,655,943
7,655,943
Net Realized and Change in Unrealized Loss	(3,026,259)
Net Decrease in Net Assets Resulting from Operations	$(1,798,505)
* Foreign taxes withheld	$1,993

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Changes in Net Assets

	Global Atlantic BlackRock Allocation Portfolio		Global Atlantic BlackRock Disciplined Core Portfolio
	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Increase/(Decrease) in Net Assets:
From Operations:
Net investment income	$1,264,798	$1,715,468	$6,713,949	$8,534,228
Net realized gain	2,321,018	1,918,527	28,008,337	25,848,309
Net change in unrealized appreciation	6,710,514	11,861,210	66,845,901	108,580,657
Net increase in net assets resulting from operations	10,296,330	15,495,205	101,568,187	142,963,194
From Distributions to Shareholders:
Total distributions paid	(3,581,012)	(1,579,777)	(31,381,879)	(8,622,370)
From Shares of Beneficial Interest:
Proceeds from shares sold
Class I	2,145,998	982,681	293,287	321,643
Class II	1,535,338	1,689,133	292,426	319,019
Reinvestment of distributions
Class I	2,884,959	1,292,091	29,546,445	8,178,502
Class II	696,053	287,686	1,835,434	443,868
Cost of shares redeemed
Class I	(12,033,397)	(10,728,603)	(68,367,445)	(73,400,471)
Class II	(2,926,596)	(2,727,791)	(4,800,829)	(6,295,537)
Net decrease in net assets from share transactions of beneficial interest	(7,697,645)	(9,204,803)	(41,200,682)	(70,432,976)
Total increase (decrease) in net assets	(982,327)	4,710,625	28,985,626	63,907,848
Net Assets:
Beginning of year	81,978,380	77,267,755	582,840,200	518,932,352
End of year	$80,996,053	$81,978,380	$611,825,826	$582,840,200
Share Activity:
Class I
Shares sold	186,381	91,433	23,630	28,571
Shares reinvested	255,080	117,784	2,409,987	702,018
Shares redeemed	(1,052,132)	(995,752)	(5,503,376)	(6,477,327)
Net decrease in shares of beneficial interest outstanding	(610,671)	(786,535)	(3,069,759)	(5,746,738)
Share Activity:
Class II
Shares sold	132,908	156,954	22,222	27,000
Shares reinvested	61,707	26,273	149,831	38,133
Shares redeemed	(256,098)	(253,684)	(378,988)	(562,865)
Net decrease in shares of beneficial interest outstanding	(61,483)	(70,457)	(206,935)	(497,732)
See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Changes in Net Assets (Continued)

	Global Atlantic BlackRock Disciplined Growth Portfolio		Global Atlantic BlackRock Disciplined International Core Portfolio
	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Increase/(Decrease) in Net Assets:
From Operations:
Net investment income	$38,336	$101,483	$1,942,977	$3,695,572
Net realized gain (loss)	1,869,667	980,722	(4,558,850)	(4,796,987)
Net change in unrealized appreciation	3,555,040	3,873,783	15,738,052	28,056,455
Net increase in net assets resulting from operations	5,463,043	4,955,988	13,122,179	26,955,040
From Distributions to Shareholders:
Total distributions paid	(1,026,608)	(631,480)	(2,589,599)	(3,595,113)
From Shares of Beneficial Interest:
Proceeds from shares sold
Class I	-	-	1,103,114	648,695
Class II	795,624	622,705	694,580	462,768
Reinvestment of distributions
Class I	-	-	1,917,814	2,631,989
Class II	1,026,607	631,480	671,785	963,124
Cost of shares redeemed
Class I	-	-	(10,239,925)	(12,653,484)
Class II	(4,161,048)	(3,308,021)	(4,712,910)	(6,569,623)
Net decrease in net assets from share transactions of beneficial interest	(2,338,817)	(2,053,836)	(10,565,542)	(14,516,531)
Total increase (decrease) in net assets	2,097,618	2,270,672	(32,962)	8,843,396
Net Assets:
Beginning of year	18,077,295	15,806,623	148,589,910	139,746,514
End of year	$20,174,913	$18,077,295	$148,556,948	$148,589,910
Share Activity:
Class I
Shares sold	-	-	131,746	68,943
Shares reinvested	-	-	210,517	277,929
Shares redeemed	-	-	(1,099,777)	(1,349,326)
Net decrease in shares of beneficial interest outstanding	-	-	(757,514)	(1,002,454)
Share Activity:
Class II
Shares sold	60,808	54,262	84,611	49,569
Shares reinvested	71,441	53,470	73,823	101,810
Shares redeemed	(307,056)	(284,633)	(512,023)	(702,284)
Net decrease in shares of beneficial interest outstanding	(174,807)	(176,901)	(353,589)	(550,905)

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Changes in Net Assets (Continued)

	Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio		Global Atlantic BlackRock Disciplined Small Cap Portfolio
	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Increase/(Decrease) in Net Assets:
From Operations:
Net investment income	$68,192	$714,179	$32,537	$113,248
Net realized gain	23,700,338	13,707,744	985,796	792,229
Net change in unrealized appreciation	37,642,627	38,196,564	1,934,295	3,748,172
Net increase in net assets resulting from operations	61,411,157	52,618,487	2,952,628	4,653,649
From Distributions to Shareholders:
Total distributions paid	(14,730,628)	(1,136,386)	(900,452)	(571,080)
From Shares of Beneficial Interest:
Proceeds from shares sold
Class I	614,595	950,665	238,401	162,453
Class II	125,537	767,631	543,574	460,155
Reinvestment of distributions
Class I	10,866,505	925,644	476,555	311,529
Class II	3,864,123	210,742	423,897	259,551
Cost of shares redeemed
Class I	(24,429,910)	(24,967,414)	(1,640,417)	(1,731,313)
Class II	(6,945,832)	(7,072,756)	(1,755,711)	(1,386,644)
Net decrease in net assets from share transactions of beneficial interest	(15,904,982)	(29,185,488)	(1,713,701)	(1,924,269)
Total increase in net assets	30,775,547	22,296,613	338,475	2,158,300
Net Assets:
Beginning of year	191,734,714	169,438,101	18,503,969	16,345,669
End of year	$222,510,261	$191,734,714	$18,842,444	$18,503,969
Share Activity:
Class I
Shares sold	46,992	76,121	21,907	14,637
Shares reinvested	763,634	74,529	46,178	28,739
Shares redeemed	(1,767,666)	(2,066,657)	(159,090)	(162,834)
Net decrease in shares of beneficial interest outstanding	(957,040)	(1,916,007)	(91,005)	(119,458)
Share Activity:
Class II
Shares sold	9,404	63,573	54,826	42,771
Shares reinvested	271,548	16,968	41,075	23,966
Shares redeemed	(507,907)	(588,096)	(168,614)	(129,724)
Net decrease in shares of beneficial interest outstanding	(226,955)	(507,555)	(72,713)	(62,987)

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Changes in Net Assets (Continued)

	Global Atlantic BlackRock Disciplined U.S. Core Portfolio		Global Atlantic BlackRock Disciplined Value Portfolio
	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Increase/(Decrease) in Net Assets:
From Operations:
Net investment income	$287,783	$364,714	$4,342,335	$5,699,818
Net realized gain (loss)	1,191,809	1,090,897	(4,910,551)	11,067,923
Net change in unrealized appreciation	2,688,029	4,749,007	8,025,829	43,792,649
Net increase in net assets resulting from operations	4,167,621	6,204,618	7,457,613	60,560,390
From Distributions to Shareholders:
Total distributions paid	(1,384,340)	(564,891)	(14,604,649)	(5,750,591)
From Shares of Beneficial Interest:
Proceeds from shares sold
Class I	523,369	849,779	614,076	840,087
Class II	1,376,117	481,432	254,546	89,913
Reinvestment of distributions
Class I	1,177,388	491,282	14,211,082	5,610,248
Class II	206,952	73,609	393,567	140,343
Cost of shares redeemed
Class I	(3,673,269)	(3,385,569)	(29,391,970)	(41,483,513)
Class II	(1,481,114)	(493,930)	(744,114)	(1,539,753)
Net decrease in net assets from share transactions of beneficial interest	(1,870,557)	(1,983,397)	(14,662,813)	(36,342,675)
Total increase (decrease) in net assets	912,724	3,656,330	(21,809,849)	18,467,124
Net Assets:
Beginning of year	25,584,336	21,928,006	273,768,974	255,301,850
End of year	$26,497,060	$25,584,336	$251,959,125	$273,768,974
Share Activity:
Class I
Shares sold	42,512	75,467	65,058	80,177
Shares reinvested	98,034	42,720	1,491,194	513,289
Shares redeemed	(303,850)	(298,716)	(2,826,318)	(3,868,302)
Net decrease in shares of beneficial interest outstanding	(163,304)	(180,529)	(1,270,066)	(3,274,836)
Share Activity:
Class II
Shares sold	111,115	43,025	23,718	8,362
Shares reinvested	17,246	6,406	41,211	12,828
Shares redeemed	(123,050)	(44,494)	(70,617)	(143,258)
Net increase (decrease) in shares of beneficial interest outstanding	5,311	4,937	(5,688)	(122,068)

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Changes in Net Assets (Continued)

	Global Atlantic BlackRock High Yield Portfolio		Global Atlantic Goldman Sachs Core Fixed Income Portfolio
	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Increase/(Decrease) in Net Assets:
From Operations:
Net investment income	$3,218,036	$3,706,182	$1,983,068	$2,414,279
Net realized gain (loss)	(1,622,955)	(2,252,262)	3,680,116	3,294,619
Net change in unrealized appreciation	1,741,661	8,632,431	2,553,404	2,642,284
Net increase in net assets resulting from operations	3,336,742	10,086,351	8,216,588	8,351,182
From Distributions to Shareholders:
Total distributions paid	(3,704,548)	(4,220,855)	(4,212,919)	(2,193,008)
From Shares of Beneficial Interest:
Proceeds from shares sold
Class I	8,495,258	6,574,298	8,702,714	4,326,942
Class II	29,833	18,193	-	-
Reinvestment of distributions
Class I	3,661,770	4,170,653	4,212,919	2,193,008
Class II	42,778	50,202	-	-
Cost of shares redeemed
Class I	(16,330,289)	(15,055,923)	(15,883,140)	(14,931,782)
Class II	(168,251)	(321,543)	-	(10)
Net decrease in net assets from share transactions of beneficial interest	(4,268,901)	(4,564,120)	(2,967,507)	(8,411,842)
Total increase (decrease) in net assets	(4,636,707)	1,301,376	1,036,162	(2,253,668)
Net Assets:
Beginning of year	71,627,309	70,325,933	90,505,889	92,759,557
End of year	$66,990,602	$71,627,309	$91,542,051	$90,505,889
Share Activity:
Class I
Shares sold	857,690	639,059	778,521	414,744
Shares reinvested	377,892	415,818	386,506	208,065
Shares redeemed	(1,652,722)	(1,468,904)	(1,435,874)	(1,428,458)
Net increase (decrease) in shares of beneficial interest outstanding	(417,140)	(414,027)	(270,847)	805,649
Share Activity:
Class II
Shares sold	2,999	1,791	-	-
Shares reinvested	4,414	5,010	-	-
Shares redeemed	(17,075)	(32,225)	-	(1)
Net decrease in shares of beneficial interest outstanding	(9,662)	(25,424)	-	(1)

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Changes in Net Assets (Continued)

	Global Atlantic Goldman Sachs Global Equity Insights Portfolio		Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio
	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Increase/(Decrease) in Net Assets:
From Operations:
Net investment income	$216,662	$378,971	$324,281	$678,224
Net realized gain (loss)	(10,320)	(117,028)	6,167,406	4,637,091
Net change in unrealized appreciation	2,618,633	5,559,653	18,302,924	18,078,560
Net increase in net assets resulting from operations	2,824,975	5,821,596	24,794,611	23,393,875
From Distributions to Shareholders:
Total distributions paid	(254,109)	(369,107)	(5,055,440)	(2,122,032)
From Shares of Beneficial Interest:
Proceeds from shares sold
Class I	175,166	366,317	2,157,922	384,001
Class II	249,279	303,097	1,703,340	513,720
Reinvestment of distributions
Class I	153,195	222,785	4,799,651	2,034,016
Class II	100,915	146,322	255,789	88,016
Cost of shares redeemed
Class I	(2,875,948)	(3,279,585)	(14,928,514)	(17,825,720)
Class II	(2,227,870)	(2,081,522)	(1,858,684)	(661,185)
Net decrease in net assets from share transactions of beneficial interest	(4,425,263)	(4,322,586)	(7,870,496)	(15,467,152)
Total increase (decrease) in net assets	(1,854,397)	1,129,903	11,868,675	5,804,691
Net Assets:
Beginning of year	28,574,576	27,444,673	86,989,875	81,185,184
End of year	$26,720,179	$28,574,576	$98,858,550	$86,989,875
Share Activity:
Class I
Shares sold	17,218	35,299	166,649	31,833
Shares reinvested	14,290	21,218	341,126	173,996
Shares redeemed	(274,443)	(316,492)	(1,121,375)	(1,551,344)
Net decrease in shares of beneficial interest outstanding	(242,935)	(259,975)	(613,600)	(1,345,515)
Share Activity:
Class II
Shares sold	22,390	29,832	126,976	45,220
Shares reinvested	9,422	13,949	18,206	7,542
Shares redeemed	(207,694)	(202,749)	(139,027)	(57,054)
Net increase (decrease) in shares of beneficial interest outstanding	(175,882)	(158,968)	6,155	(4,292)

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Changes in Net Assets (Continued)

	Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio
	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Increase/(Decrease) in Net Assets:
From Operations:
Net investment income	$1,227,754	$1,720,517
Net realized loss	(10,682,202)	(2,439,706)
Net change in unrealized appreciation	7,655,943	24,881,598
Net increase (decrease) in net assets resulting from operations	(1,798,505)	24,162,409
From Distributions to Shareholders:
Total distributions paid	(1,707,137)	(2,671,957)
From Shares of Beneficial Interest:
Proceeds from shares sold
Class I	569,597	502,610
Class II	1,466,474	454,307
Reinvestment of distributions
Class I	685,365	1,117,081
Class II	1,021,772	1,554,876
Cost of shares redeemed
Class I	(7,470,972)	(9,183,366)
Class II	(7,852,114)	(11,269,119)
Net decrease in net assets from share transactions of beneficial interest	(11,579,878)	(16,823,611)
Total increase (decrease) in net assets	(15,085,520)	4,666,841
Net Assets:
Beginning of year	128,830,802	124,163,961
End of year	$113,745,282	$128,830,802
Share Activity:
Class I
Shares sold	63,178	46,476
Shares reinvested	77,181	108,244
Shares redeemed	(827,200)	(899,330)
Net decrease in shares of beneficial interest outstanding	(686,841)	(744,610)
Share Activity:
Class II
Shares sold	187,187	40,384
Shares reinvested	115,324	150,812
Shares redeemed	(845,783)	(1,107,479)
Net decrease in shares of beneficial interest outstanding	(543,272)	(916,283)

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic BlackRock Allocation Portfolio

Selected data for a Class I share outstanding throughout each period indicated

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018		For the Period Ended December 31, 2017 (a)
Net asset value, beginning of period	$11.42	$9.62	$10.19		$10.00
Income from investment operations:
Net investment income (b,c)	0.19	0.23	0.21		0.06
Net realized and unrealized gain (loss) (d)	1.40	1.79	(0.73)		0.13
Total income (loss) from investment operations	1.59	2.02	(0.52)		0.19
Less distributions from:
Net investment income	(0.27)	(0.22)	(0.05)		-
Net realized gains	(0.29)	-	0.00	(e)	-
Total distributions from net investment income and net realized gains	(0.56)	(0.22)	(0.05)		-
Net asset value, end of period	$12.45	$11.42	$9.62		$10.19
Total return (f)	14.46%	21.09%	(5.14	)% (g)	1.90	% (g)
Ratios and Supplemental Data:
Net assets, end of period (in 000's)	$64,791	$66,410	$63,462		$75,191
Ratio of net expenses to average net assets (h)	0.31%	0.31%	0.31%		0.31	% (j)
Ratio of gross expenses to average net assets (h,i)	0.33%	0.34%	0.32%		0.32	% (j)
Ratio of net investment income to average net assets (c,h)	1.69%	2.15%	2.06%		4.15	% (j)
Portfolio turnover rate	85%	61%	54%		2	% (k)

(a)  Global Atlantic BlackRock Allocation Portfolio's inception date is November 1, 2017. The Fund commenced operations on November 6, 2017.

(b)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)  Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(e)  Less than $0.005 per share.

(f)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(g)  For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio's total return.

(h)  Does not include the expenses of the investment companies in which the Portfolio invests.

(i)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(j)  Annualized.

(k)  Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic BlackRock Allocation Portfolio

Selected data for a Class II share outstanding throughout each period indicated

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018		For the Period Ended December 31, 2017 (a)
Net asset value, beginning of period	$11.39	$9.61	$10.18		$10.00
Income from investment operations:
Net investment income (b,c)	0.17	0.21	0.20		0.14
Net realized and unrealized gain (loss) (d)	1.38	1.78	(0.74)		0.04
Total income (loss) from investment operations	1.55	1.99	(0.54)		0.18
Less distributions from:
Net investment income	(0.24)	(0.21)	(0.03)		-
Net realized gains	(0.29)	-	0.00	(e)	-
Total distributions from net investment income and net realized gains	(0.53)	(0.21)	(0.03)		-
Net asset value, end of period	$12.41	$11.39	$9.61		$10.18
Total return (f)	14.13%	20.82%	(5.33	)% (g)	1.80	% (g)
Ratios and Supplemental Data:
Net assets, end of period (in 000's)	$16,205	$15,568	$13,806		$9,034
Ratio of net expenses to average net assets (h)	0.56%	0.56%	0.56%		0.56	% (j)
Ratio of gross expenses to average net assets (h,i)	0.58%	0.59%	0.57%		0.56	% (j)
Ratio of net investment income to average net assets (c,h)	1.45%	1.91%	1.99%		9.11	% (j)
Portfolio turnover rate	85%	61%	54%		2	% (k)

(a)  Global Atlantic BlackRock Allocation Portfolio's inception date is November 1, 2017. The Fund commenced operations on November 6, 2017.

(b)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)  Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(e)  Less than $0.005 per share.

(f)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(g)  For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio's total return.

(h)  Does not include the expenses of the investment companies in which the Portfolio invests.

(i)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(j)  Annualized.

(k)  Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic BlackRock Disciplined Core Portfolio

Selected data for a Class I share outstanding throughout each period indicated

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018		For the Period Ended December 31, 2017 (a)
Net asset value, beginning of period	$12.39	$9.74	$10.38		$10.00
Income from investment operations:
Net investment income (b)	0.15	0.17	0.16		0.03
Net realized and unrealized gain (loss) (c)	2.19	2.66	(0.64)		0.35
Total income (loss) from investment operations	2.34	2.83	(0.48)		0.38
Less distributions from:
Net investment income	(0.20)	(0.18)	(0.12)		-
Net realized gains	(0.55)	-	(0.04)		-
Total distributions from net investment income and net realized gains	(0.75)	(0.18)	(0.16)		-
Net asset value, end of period	$13.98	$12.39	$9.74		$10.38
Total return (d)	19.69%	29.21%	(4.75	)% (e)	3.80	% (e)
Ratios and Supplemental Data:
Net assets, end of period (in 000's)	$575,095	$547,724	$486,491		$315,936
Ratio of net expenses to average net assets	0.48%	0.48%	0.48%		0.48	% (f)
Ratio of gross expenses to average net assets (g)	0.50%	0.50%	0.49%		0.48	% (f)
Ratio of net investment income to average net assets	1.23%	1.53%	1.51%		1.67	% (f)
Portfolio turnover rate	122%	130%	156%		18	% (h)

(a)  Global Atlantic BlackRock Disciplined Core Portfolio's inception date is November 1, 2017. The Fund commenced operations on November 6, 2017.

(b)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(d)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(e)  For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio's total return.

(f)  Annualized.

(g)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(h)  Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic BlackRock Disciplined Core Portfolio

Selected data for a Class II share outstanding throughout each period indicated

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018		For the Period Ended December 31, 2017 (a)
Net asset value, beginning of period	$12.37	$9.72	$10.37		$10.00
Income from investment operations:
Net investment income (b)	0.12	0.14	0.13		0.02
Net realized and unrealized gain (loss) (c)	2.18	2.66	(0.65)		0.35
Total income (loss) from investment operations	2.30	2.80	(0.52)		0.37
Less distributions from:
Net investment income	(0.16)	(0.15)	(0.09)		-
Net realized gains	(0.55)	-	(0.04)		-
Total distributions from net investment income and net realized gains	(0.71)	(0.15)	(0.13)		-
Net asset value, end of period	$13.96	$12.37	$9.72		$10.37
Total return (d)	19.42%	28.94%	(5.06	)% (e)	3.70	% (e)
Ratios and Supplemental Data:
Net assets, end of period (in 000's)	$36,731	$35,116	$32,442		$36,674
Ratio of net expenses to average net assets	0.73%	0.73%	0.73%		0.72	% (f)
Ratio of gross expenses to average net assets (g)	0.75%	0.75%	0.74%		0.72	% (f)
Ratio of net investment income to average net assets	0.98%	1.28%	1.24%		1.00	% (f)
Portfolio turnover rate	122%	130%	156%		18	% (h)

(a)  Global Atlantic BlackRock Disciplined Core Portfolio's inception date is November 1, 2017. The Fund commenced operations on November 6, 2017.

(b)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(d)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(e)  For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio's total return.

(f)  Annualized.

(g)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(h)  Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic BlackRock Disciplined Growth Portfolio

Selected data for a Class II share outstanding throughout each period indicated

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Period Ended December 31, 2017 (a)
Net asset value, beginning of period	$12.66	$9.85	$10.32	$10.00
Income from investment operations:
Net investment income (b)	0.03	0.07	0.08	0.02
Net realized and unrealized gain (loss) (c)	4.26	3.18	(0.38)	0.30
Total income (loss) from investment operations	4.29	3.25	(0.30)	0.32
Less distributions from:
Net investment income	(0.06)	(0.06)	(0.08)	-
Net realized gains	(0.79)	(0.38)	(0.09)	-
Total distributions from net investment income and net realized gains	(0.85)	(0.44)	(0.17)	-
Net asset value, end of period	$16.10	$12.66	$9.85	$10.32
Total return (d)	34.68%	33.38%	(2.98)%	3.20	% (e)
Ratios and Supplemental Data:
Net assets, end of period (in 000's)	$20,175	$18,077	$15,807	$20,534
Ratio of net expenses to average net assets	0.79%	0.79%	0.79%	0.79	% (f)
Ratio of gross expenses to average net assets (g)	0.87%	0.85%	0.81%	0.80	% (f)
Ratio of net investment income to average net assets	0.21%	0.58%	0.75%	1.14	% (f)
Portfolio turnover rate	133%	144%	156%	23	% (h)

(a)  Global Atlantic BlackRock Disciplined Growth Portfolio's inception date is November 1, 2017. The Fund commenced operations on November 6, 2017.

(b)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(d)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(e)  For the period ended December 31, 2017, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio's total return.

(f)  Annualized.

(g)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(h)  Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic BlackRock Disciplined International Core Portfolio

Selected data for a Class I share outstanding throughout each period indicated

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018		For the Period Ended December 31, 2017 (a)
Net asset value, beginning of period	$9.98	$8.50	$10.20		$10.00
Income from investment operations:
Net investment income (b,c)	0.14	0.25	0.23		0.03
Net realized and unrealized gain (loss) (d)	0.85	1.48	(1.74)		0.17
Total income (loss) from investment operations	0.99	1.73	(1.51)		0.20
Less distributions from:
Net investment income	(0.19)	(0.25)	(0.19)		-
Net realized gains	-	-	0.00	(e)	-
Total distributions from net investment income and net realized gains	(0.19)	(0.25)	(0.19)		-
Net asset value, end of period	$10.78	$9.98	$8.50		$10.20
Total return (f)	10.32%	20.50%	(14.80	)% (k)	2.00	% (l)
Ratios and Supplemental Data:
Net assets, end of period (in 000's)	$106,216	$105,876	$98,694		$67,071
Ratio of net expenses to average net assets (g)	0.69%	0.69%	0.69%		0.69	% (h)
Ratio of gross expenses to average net assets (g,i)	0.84%	0.72%	0.70%		0.69	% (h)
Ratio of net investment income to average net assets (c,g)	1.55%	2.61%	2.30%		1.99	% (h)
Portfolio turnover rate	161%	86%	67%		4	% (j)

(a)  Global Atlantic BlackRock Disciplined International Core Portfolio's inception date is November 1, 2017. The Fund commenced operations on November 6, 2017.

(b)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)  Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(e)  Less than $0.005 per share.

(f)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(g)  Does not include the expenses of the investment companies in which the Portfolio invests.

(h)  Annualized.

(i)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(j)  Not annualized.

(k)  For the year ended December 31, 2018, 0.10% of the Portfolio's total return consisted of a reimbursement from an affiliate. Excluding this item, the total return would have been (14.90)%.

(l)  For the period ended December 31, 2017, 0.13% of the Portfolio's total return consisted of a reimbursement from an affiliate. Excluding this item, the total return would have been 1.87%.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic BlackRock Disciplined International Core Portfolio

Selected data for a Class II share outstanding throughout each period indicated

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018		For the Period Ended December 31, 2017 (a)
Net asset value, beginning of period	$9.97	$8.49	$10.19		$10.00
Income from investment operations:
Net investment income (b,c)	0.12	0.22	0.22		0.05
Net realized and unrealized gain (loss) (d)	0.85	1.48	(1.74)		0.14
Total income (loss) from investment operations	0.97	1.70	(1.52)		0.19
Less distributions from:
Net investment income	(0.17)	(0.22)	(0.18)		-
Net realized gains	-	-	0.00	(e)	-
Total distributions from net investment income and net realized gains	(0.17)	(0.22)	(0.18)		-
Net asset value, end of period	$10.77	$9.97	$8.49		$10.19
Total return (f)	10.05%	20.22%	(14.95	)% (k)	1.90	% (l)
Ratios and Supplemental Data:
Net assets, end of period (in 000's)	$42,341	$42,714	$41,052		$5,097
Ratio of net expenses to average net assets (g)	0.94%	0.94%	0.94%		0.93	% (h)
Ratio of gross expenses to average net assets (g,i)	1.09%	0.97%	0.95%		0.93	% (h)
Ratio of net investment income to average net assets (c,g)	1.30%	2.36%	2.23%		3.34	% (h)
Portfolio turnover rate	161%	86%	67%		4	% (j)

(a)  Global Atlantic BlackRock Disciplined International Core Portfolio's inception date is November 1, 2017. The Fund commenced operations on November 6, 2017.

(b)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)  Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(e)  Less than $0.005 per share.

(f)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(g)  Does not include the expenses of the investment companies in which the Portfolio invests.

(h)  Annualized.

(i)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(j)  Not annualized.

(k)  For the year ended December 31, 2018, 0.10% of the Portfolio's total return consisted of a reimbursement from an affiliate. Excluding this item, the total return would have been (15.05)%.

(l)  For the period ended December 31, 2017, the Portfolio received a reimbursement from an affiliate. This reimbursement had no impact on the Portfolio's total return.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

Selected data for a Class I share outstanding throughout each period indicated

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018		For the Period Ended December 31, 2017 (a)
Net asset value, beginning of period	$13.06	$9.91	$10.35		$10.00
Income from investment operations:
Net investment income (b)	0.01	0.05	0.11		0.01
Net realized and unrealized gain (loss) (d)	4.58	3.18	(0.43)		0.34
Total income (loss) from investment operations	4.59	3.23	(0.32)		0.35
Less distributions from:
Net investment income	(0.04)	(0.03)	(0.09)		-
Net realized gains	(1.12)	(0.05)	(0.03)		-
Total distributions from net investment income and net realized gains	(1.16)	(0.08)	(0.12)		-
Net asset value, end of period	$16.49	$13.06	$9.91		$10.35
Total return (c)	36.52%	32.68%	(3.07	)% (e)	3.50	% (e)
Ratios and Supplemental Data:
Net assets, end of period (in 000's)	$162,580	$141,289	$126,149		$93,457
Ratio of net expenses to average net assets	0.63%	0.63%	0.63%		0.63	% (f)
Ratio of gross expenses to average net assets (g)	0.67%	0.66%	0.65%		0.64	% (f)
Ratio of net investment income to average net assets	0.09%	0.44%	0.99%		0.79	% (f)
Portfolio turnover rate	139%	148%	168%		26	% (h)

(a)  Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio's inception date is November 1, 2017. The Fund commenced operations on November 6, 2017.

(b)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(d)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(e)  For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio's total return.

(f)  Annualized.

(g)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(h)  Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

Selected data for a Class II share outstanding throughout each period indicated

	For the Year Ended December 31, 2020		For the Year Ended December 31, 2019		For the Year Ended December 31, 2018		For the Period Ended December 31, 2017 (a)
Net asset value, beginning of period	$13.06		$9.90		$10.35		$10.00
Income from investment operations:
Net investment income (loss) (b)	(0.02)		0.02		0.08		0.01
Net realized and unrealized gain (loss) (d)	4.56		3.19		(0.43)		0.34
Total income (loss) from investment operations	4.54		3.21		(0.35)		0.35
Less distributions from:
Net investment income	(0.00	) (c)	(0.00	) (c)	(0.07)		-
Net realized gains	(1.12)		(0.05)		(0.03)		-
Total distributions from net investment income and net realized gains	(1.12)		(0.05)		(0.10)		-
Net asset value, end of period	$16.48		$13.06		$9.90		$10.35
Total return (e)	36.13%		32.48%		(3.35	)% (f)	3.50	% (f)
Ratios and Supplemental Data:
Net assets, end of period (in 000's)	$59,930		$50,446		$43,290		$17,801
Ratio of net expenses to average net assets	0.88%		0.88%		0.88%		0.88	% (g)
Ratio of gross expenses to average net assets (h)	0.92%		0.91%		0.90%		0.89	% (g)
Ratio of net investment income (loss) to average net assets	(0.12)%		0.19%		0.77%		0.41	% (g)
Portfolio turnover rate	139%		148%		168%		26	% (i)

(a)  Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio's inception date is November 1, 2017. The Fund commenced operations on November 6, 2017.

(b)  Net investment income (loss) has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)  Less than $0.005 per share.

(d)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(e)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(f)  For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio's total return.

(g)  Annualized.

(h)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(i)  Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic BlackRock Disciplined Small Cap Portfolio

Selected data for a Class I share outstanding throughout each period indicated

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018		For the Period Ended December 31, 2017 (a)
Net asset value, beginning of period	$11.59	$9.19	$10.22		$10.00
Income from investment operations:
Net investment income (b)	0.03	0.08	0.07		0.01
Net realized and unrealized gain (loss) (c)	2.20	2.69	(1.04)		0.21
Total income (loss) from investment operations	2.23	2.77	(0.97)		0.22
Less distributions from:
Net investment income	(0.08)	(0.09)	(0.03)		-
Net realized gains	(0.59)	(0.28)	(0.03)		-
Total distributions from net investment income and net realized gains	(0.67)	(0.37)	(0.06)		-
Net asset value, end of period	$13.15	$11.59	$9.19		$10.22
Total return (d)	20.80%	30.46%	(9.49	)% (e)	2.20	% (e)
Ratios and Supplemental Data:
Net assets, end of period (in 000's)	$9,844	$9,732	$8,813		$11,457
Ratio of net expenses to average net assets	0.63%	0.63%	0.63%		0.63	% (g)
Ratio of gross expenses to average net assets (f)	0.70%	0.69%	0.65%		0.64	% (g)
Ratio of net investment income to average net assets	0.33%	0.75%	0.67%		0.89	% (g)
Portfolio turnover rate	43%	41%	40%		15	% (h)

(a)  Global Atlantic BlackRock Disciplined Small Cap Portfolio's inception date is November 1, 2017. The Fund commenced operations on November 6, 2017.

(b)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(d)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(e)  For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio's total return.

(f)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(g)  Annualized.

(h)  Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic BlackRock Disciplined Small Cap Portfolio

Selected data for a Class II share outstanding throughout each period indicated

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018		For the Period Ended December 31, 2017 (a)
Net asset value, beginning of period	$11.58	$9.18	$10.22		$10.00
Income from investment operations:
Net investment income (b)	0.01	0.05	0.05		0.01
Net realized and unrealized gain (loss) (c)	2.18	2.69	(1.05)		0.21
Total income (loss) from investment operations	2.19	2.74	(1.00)		0.22
Less distributions from:
Net investment income	(0.05)	(0.06)	(0.01)		-
Net realized gains	(0.59)	(0.28)	(0.03)		-
Total distributions from net investment income and net realized gains	(0.64)	(0.34)	(0.04)		-
Net asset value, end of period	$13.13	$11.58	$9.18		$10.22
Total return (d)	20.41%	30.17%	(9.75	)% (e)	2.20	% (e)
Ratios and Supplemental Data:
Net assets, end of period (in 000's)	$8,998	$8,772	$7,533		$4,075
Ratio of net expenses to average net assets	0.88%	0.88%	0.88%		0.87	% (g)
Ratio of gross expenses to average net assets (f)	0.95%	0.94%	0.90%		0.87	% (g)
Ratio of net investment income to average net assets	0.08%	0.50%	0.44%		0.75	% (g)
Portfolio turnover rate	43%	41%	40%		15	% (h)

(a)  Global Atlantic BlackRock Disciplined Small Cap Portfolio's inception date is November 1, 2017. The Fund commenced operations on November 6, 2017.

(b)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(d)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(e)  For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio's total return.

(f)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(g)  Annualized.

(h)  Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic BlackRock Disciplined U.S. Core Portfolio

Selected data for a Class I share outstanding throughout each period indicated

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018		For the Period Ended December 31, 2017 (a)
Net asset value, beginning of period	$12.21	$9.66	$10.40		$10.00
Income from investment operations:
Net investment income (b)	0.15	0.17	0.16		0.03
Net realized and unrealized gain (loss) (c)	2.07	2.66	(0.67)		0.37
Total income (loss) from investment operations	2.22	2.83	(0.51)		0.40
Less distributions from:
Net investment income	(0.20)	(0.18)	(0.14)		-
Net realized gains	(0.55)	(0.10)	(0.09)		-
Total distributions from net investment income and net realized gains	(0.75)	(0.28)	(0.23)		-
Net asset value, end of period	$13.68	$12.21	$9.66		$10.40
Total return (d)	19.03%	29.41%	(5.03	)% (e)	4.00	% (e)
Ratios and Supplemental Data:
Net assets, end of period (in 000's)	$22,159	$21,776	$18,963		$23,118
Ratio of net expenses to average net assets	0.48%	0.48%	0.48%		0.48	% (f)
Ratio of gross expenses to average net assets (g)	0.55%	0.52%	0.50%		0.49	% (f)
Ratio of net investment income to average net assets	1.23%	1.52%	1.48%		1.88	% (f)
Portfolio turnover rate	138%	142%	172%		24	% (h)

(a)  Global Atlantic BlackRock Disciplined U.S. Core Portfolio's inception date is November 1, 2017. The Fund commenced operations on November 6, 2017.

(b)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(d)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(e)  For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio's total return.

(f)  Annualized.

(g)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(h)  Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic BlackRock Disciplined U.S. Core Portfolio

Selected data for a Class II share outstanding throughout each period indicated

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018		For the Period Ended December 31, 2017 (a)
Net asset value, beginning of period	$12.20	$9.65	$10.39		$10.00
Income from investment operations:
Net investment income (b)	0.12	0.14	0.14		0.02
Net realized and unrealized gain (loss) (c)	2.06	2.66	(0.67)		0.37
Total income (loss) from investment operations	2.18	2.80	(0.53)		0.39
Less distributions from:
Net investment income	(0.17)	(0.15)	(0.12)		-
Net realized gains	(0.55)	(0.10)	(0.09)		-
Total distributions from net investment income and net realized gains	(0.72)	(0.25)	(0.21)		-
Net asset value, end of period	$13.66	$12.20	$9.65		$10.39
Total return (d)	18.67%	29.13%	(5.17	)% (e)	3.90	% (e)
Ratios and Supplemental Data:
Net assets, end of period (in 000's)	$4,338	$3,809	$2,965		$218
Ratio of net expenses to average net assets	0.73%	0.73%	0.73%		0.72	% (f)
Ratio of gross expenses to average net assets (g)	0.80%	0.78%	0.75%		0.72	% (f)
Ratio of net investment income to average net assets	0.99%	1.28%	1.25%		0.98	% (f)
Portfolio turnover rate	138%	142%	172%		24	% (h)

(a)  Global Atlantic BlackRock Disciplined U.S. Core Portfolio's inception date is November 1, 2017. The Fund commenced operations on November 6, 2017.

(b)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(d)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(e)  For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio's total return.

(f)  Annualized.

(g)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(h)  Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic BlackRock Disciplined Value Portfolio

Selected data for a Class I share outstanding throughout each period indicated

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018		For the Period Ended December 31, 2017 (a)
Net asset value, beginning of period	$11.51	$9.39	$10.44		$10.00
Income from investment operations:
Net investment income (b)	0.19	0.23	0.20		0.03
Net realized and unrealized gain (loss) (c)	0.17	2.13	(1.02)		0.41
Total income (loss) from investment operations	0.36	2.36	(0.82)		0.44
Less distributions from:
Net investment income	(0.24)	(0.24)	(0.16)		-
Net realized gains	(0.44)	-	(0.07)		-
Total distributions from net investment income and net realized gains	(0.68)	(0.24)	(0.23)		-
Net asset value, end of period	$11.19	$11.51	$9.39		$10.44
Total return (d)	4.14%	25.28%	(7.97	)% (e)	4.40	% (e)
Ratios and Supplemental Data:
Net assets, end of period (in 000's)	$244,853	$266,399	$248,141		$309,640
Ratio of net expenses to average net assets	0.54%	0.54%	0.54%		0.54	% (f)
Ratio of gross expenses to average net assets (g)	0.57%	0.56%	0.55%		0.54	% (f)
Ratio of net investment income to average net assets	1.87%	2.11%	1.93%		1.99	% (f)
Portfolio turnover rate	125%	132%	140%		17	% (h)

(a)  Global Atlantic BlackRock Disciplined Value Portfolio's inception date is November 1, 2017. The Fund commenced operations on November 6, 2017.

(b)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(d)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(e)  For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio's total return.

(f)  Annualized.

(g)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(h)  Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic BlackRock Disciplined Value Portfolio

Selected data for a Class II share outstanding throughout each period indicated

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018		For the Period Ended December 31, 2017 (a)
Net asset value, beginning of period	$11.52	$9.40	$10.45		$10.00
Income from investment operations:
Net investment income (b)	0.17	0.20	0.18		0.02
Net realized and unrealized gain (loss) (c)	0.18	2.13	(1.02)		0.43
Total income (loss) from investment operations	0.35	2.33	(0.84)		0.45
Less distributions from:
Net investment income	(0.22)	(0.21)	(0.14)		-
Net realized gains	(0.44)	-	(0.07)		-
Total distributions from net investment income and net realized gains	(0.66)	(0.21)	(0.21)		-
Net asset value, end of period	$11.21	$11.52	$9.40		$10.45
Total return (d)	3.94%	24.92%	(8.16	)% (e)	4.50	% (e)
Ratios and Supplemental Data:
Net assets, end of period (in 000's)	$7,106	$7,370	$7,160		$9,545
Ratio of net expenses to average net assets	0.79%	0.79%	0.79%		0.78	% (f)
Ratio of gross expenses to average net assets (g)	0.82%	0.81%	0.80%		0.78	% (f)
Ratio of net investment income to average net assets	1.62%	1.86%	1.68%		1.34	% (f)
Portfolio turnover rate	125%	132%	140%		17	% (h)

(a)  Global Atlantic BlackRock Disciplined Value Portfolio's inception date is November 1, 2017. The Fund commenced operations on November 6, 2017.

(b)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(d)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(e)  For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio's total return.

(f)  Annualized.

(g)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(h)  Not annualized.
See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic BlackRock High Yield Portfolio

Selected data for a Class I share outstanding throughout each period indicated

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Period Ended December 31, 2017 (a)
Net asset value, beginning of period	$10.21	$9.43	$9.92	$10.00
Income from investment operations:
Net investment income (b)	0.49	0.52	0.52	0.07
Net realized and unrealized gain (loss) (c)	0.07	0.89	(0.95)	(0.15)
Total income (loss) from investment operations	0.56	1.41	(0.43)	(0.08)
Less distributions from:
Net investment income	(0.60)	(0.63)	(0.06)	-
Total distributions from net investment income and net realized gains	(0.60)	(0.63)	(0.06)	-
Net asset value, end of period	$10.17	$10.21	$9.43	$9.92
Total return (d)	5.79%	15.06%	(4.32)%	(0.80	)% (e)
Ratios and Supplemental Data:
Net assets, end of period (in 000's)	$66,191	$70,727	$69,255	$83,070
Ratio of net expenses to average net assets	0.59%	0.59%	0.59%	0.59	% (f)
Ratio of gross expenses to average net assets (g)	0.62%	0.62%	0.60%	0.59	% (f)
Ratio of net investment income to average net assets	4.93%	5.11%	5.24%	4.54	% (f)
Portfolio turnover rate	52%	45%	36%	3	% (h)

(a)  Global Atlantic BlackRock High Yield Portfolio's inception date is November 1, 2017. The Fund commenced operations on November 6, 2017.

(b)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(d)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(e)  For the period ended December 31, 2017, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio's total return.

(f)  Annualized.

(g)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(h)  Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic BlackRock High Yield Portfolio

Selected data for a Class II share outstanding throughout each period indicated

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Period Ended December 31, 2017 (a)
Net asset value, beginning of period	$10.19	$9.41	$9.92	$10.00
Income from investment operations:
Net investment income (b)	0.46	0.50	0.49	0.07
Net realized and unrealized gain (loss) (c)	0.08	0.87	(0.94)	(0.15)
Total income (loss) from investment operations	0.54	1.37	(0.45)	(0.08)
Less distributions from:
Net investment income	(0.57)	(0.59)	(0.06)	-
Total distributions from net investment income and net realized gains	(0.57)	(0.59)	(0.06)	-
Net asset value, end of period	$10.16	$10.19	$9.41	$9.92
Total return (d)	5.57%	14.70%	(4.56)%	(0.80	)% (e)
Ratios and Supplemental Data:
Net assets, end of period (in 000's)	$799	$900	$1,071	$1,405
Ratio of net expenses to average net assets	0.84%	0.84%	0.84%	0.83	% (f)
Ratio of gross expenses to average net assets (g)	0.87%	0.87%	0.85%	0.83	% (f)
Ratio of net investment income to average net assets	4.68%	4.86%	4.99%	4.31	% (f)
Portfolio turnover rate	52%	45%	36%	3	% (h)

(a)  Global Atlantic BlackRock High Yield Portfolio's inception date is November 1, 2017. The Fund commenced operations on November 6, 2017.

(b)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(d)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(e)  For the period ended December 31, 2017, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio's total return.

(f)  Annualized.

(g)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(h)  Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Selected data for a Class I share outstanding throughout each period indicated

	For the Year Ended December 31, 2020		For the Year Ended December 31, 2019		For the Year Ended December 31, 2018		For the Period Ended December 31, 2017 (a)
Net asset value, beginning of period	$10.60		$9.92		$9.98		$10.00
Income from investment operations:
Net investment income (b,c)	0.24		0.27		0.25		0.03
Net realized and unrealized gain (loss) (d)	0.76		0.67		(0.31)		(0.05)
Total income (loss) from investment operations	1.00		0.94		(0.06)		(0.02)
Less distributions from:
Net investment income	(0.27)		(0.26)		(0.00	) (e)	-
Net realized gains	(0.26)		-		-		-
Total distributions from net investment income and net realized gains	(0.53)		(0.26)		(0.00)		-
Net asset value, end of period	$11.07		$10.60		$9.92		$9.98
Total return (f)	9.49%		9.49%		(0.55	)% (g)	(0.20	)% (g)
Ratios and Supplemental Data:
Net assets, end of period (in 000's)	$91,542		$90,506		$92,760		$35,260
Ratio of net expenses to average net assets (h)	0.43%		0.43%		0.43%		0.43	% (i)
Ratio of gross expenses to average net assets (h,j)	0.47%		0.46%		0.44%		0.44	% (i)
Ratio of net investment income to average net assets (c,h)	2.18%		2.61%		2.51%		1.64	% (i)
Portfolio turnover rate	151	% (k)	150	% (k)	248	% (k)	69	% (l)

(a)  Global Atlantic Goldman Sachs Core Fixed Income Portfolio's inception date is November 1, 2017. The Fund commenced operations on November 6, 2017.

(b)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)  Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(e)  Less than $0.005 per share.

(f)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(g)  For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio's total return.

(h)  Does not include the expenses of the investment companies in which the Portfolio invests.

(i)  Annualized.

(j)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(k)  The portfolio turnover rate excludes mortgage dollar roll transactions for the years ended December 31, 2020, December 31, 2019 and December 31, 2018. If these were included in the calculation, the portfolio turnover would be 701%, 689% and 486%, respectively. See Note 3 in the accompanying notes to financial statements.

(l)  Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic Goldman Sachs Global Equity Insights Portfolio

Selected data for a Class I share outstanding throughout each period indicated

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018		For the Period Ended December 31, 2017 (a)
Net asset value, beginning of period	$11.01	$9.11	$10.29		$10.00
Income from investment operations:
Net investment income (b)	0.10	0.15	0.14		0.02
Net realized and unrealized gain (loss) (c)	1.30	1.90	(1.18)		0.27
Total income (loss) from investment operations	1.40	2.05	(1.04)		0.29
Less distributions from:
Net investment income	(0.13)	(0.15)	(0.12)		-
Net realized gains	-	-	(0.02)		-
Total distributions from net investment income and net realized gains	(0.13)	(0.15)	(0.14)		-
Net asset value, end of period	$12.28	$11.01	$9.11		$10.29
Total return (d)	12.87%	22.59%	(10.20	)% (e)	2.90	% (e)
Ratios and Supplemental Data:
Net assets, end of period (in 000's)	$14,437	$15,625	$15,290		$19,915
Ratio of net expenses to average net assets	0.72%	0.72%	0.72%		0.72	% (g)
Ratio of gross expenses to average net assets (f)	0.97%	0.78%	0.74%		0.73	% (g)
Ratio of net investment income (loss) to average net assets	0.98%	1.42%	1.32%		1.15	% (g)
Portfolio turnover rate	168%	146%	138%		11	% (h)

(a)  Global Atlantic Goldman Sachs Global Equity Insights Portfolio's inception date is November 1, 2017. The Fund commenced operations on November 6, 2017.

(b)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(d)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(e)  For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio's total return.

(f)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(g)  Annualized.

(h)  Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic Goldman Sachs Global Equity Insights Portfolio

Selected data for a Class II share outstanding throughout each period indicated

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018		For the Period Ended December 31, 2017 (a)
Net asset value, beginning of period	$11.00	$9.09	$10.28		$10.00
Income from investment operations:
Net investment income (b)	0.08	0.12	0.12		0.01
Net realized and unrealized gain (loss) (c)	1.28	1.91	(1.19)		0.27
Total income (loss) from investment operations	1.36	2.03	(1.07)		0.28
Less distributions from:
Net investment income	(0.10)	(0.12)	(0.10)		-
Net realized gains	-	-	(0.02)		-
Total distributions from net investment income and net realized gains	(0.10)	(0.12)	(0.12)		-
Net asset value, end of period	$12.26	$11.00	$9.09		$10.28
Total return (d)	12.49%	22.43%	(10.47	)% (e)	2.80	% (e)
Ratios and Supplemental Data:
Net assets, end of period (in 000's)	$12,283	$12,950	$12,154		$4,542
Ratio of net expenses to average net assets	0.97%	0.97%	0.97%		0.96	% (g)
Ratio of gross expenses to average net assets (f)	1.22%	1.03%	0.99%		0.96	% (g)
Ratio of net investment income (loss) to average net assets	0.74%	1.17%	1.12%		0.74	% (g)
Portfolio turnover rate	168%	146%	138%		11	% (h)

(a)  Global Atlantic Goldman Sachs Global Equity Insights Portfolio's inception date is November 1, 2017. The Fund commenced operations on November 6, 2017.

(b)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(d)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(e)  For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio's total return.

(f)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(g)  Annualized.

(h)  Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio

Selected data for a Class I share outstanding throughout each period indicated

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018		For the Period Ended December 31, 2017 (a)
Net asset value, beginning of period	$12.48	$9.76	$10.30		$10.00
Income from investment operations:
Net investment income (b)	0.05	0.09	0.09		0.02
Net realized and unrealized gain (loss) (c)	3.82	2.93	(0.48)		0.28
Total income (loss) from investment operations	3.87	3.02	(0.39)		0.30
Less distributions from:
Net investment income	(0.07)	(0.10)	(0.09)		-
Net realized gains	(0.75)	(0.20)	(0.06)		-
Total distributions from net investment income and net realized gains	(0.82)	(0.30)	(0.15)		-
Net asset value, end of period	$15.53	$12.48	$9.76		$10.30
Total return (d)	31.73%	31.14%	(3.89	)% (e)	3.00	% (e)
Ratios and Supplemental Data:
Net assets, end of period (in 000's)	$93,649	$82,880	$77,930		$85,178
Ratio of net expenses to average net assets	0.46%	0.46%	0.46%		0.46	% (f)
Ratio of gross expenses to average net assets (g)	0.49%	0.48%	0.47%		0.47	% (f)
Ratio of net investment income to average net assets	0.38%	0.79%	0.81%		1.41	% (f)
Portfolio turnover rate	214%	200%	192%		21	% (h)

(a)  Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio's inception date is November 1, 2017. The Fund commenced operations on November 6, 2017.

(b)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(d)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(e)  For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio's total return.

(f)  Annualized.

(g)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(h)  Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio

Selected data for a Class II share outstanding throughout each period indicated

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018		For the Period Ended December 31, 2017 (a)
Net asset value, beginning of period	$12.46	$9.74	$10.29		$10.00
Income from investment operations:
Net investment income (b)	0.02	0.06	0.06		0.02
Net realized and unrealized gain (loss) (c)	3.81	2.93	(0.48)		0.27
Total income (loss) from investment operations	3.83	2.99	(0.42)		0.29
Less distributions from:
Net investment income	(0.04)	(0.07)	(0.07)		-
Net realized gains	(0.75)	(0.20)	(0.06)		-
Total distributions from net investment income and net realized gains	(0.79)	(0.27)	(0.13)		-
Net asset value, end of period	$15.50	$12.46	$9.74		$10.29
Total return (d)	31.42%	30.89%	(4.13	)% (e)	2.90	% (e)
Ratios and Supplemental Data:
Net assets, end of period (in 000's)	$5,210	$4,110	$3,255		$19
Ratio of net expenses to average net assets	0.71%	0.71%	0.71%		0.71	% (f)
Ratio of gross expenses to average net assets (g)	0.74%	0.73%	0.72%		0.72	% (f)
Ratio of net investment income to average net assets	0.14%	0.53%	0.57%		1.16	% (f)
Portfolio turnover rate	214%	200%	192%		21	% (h)

(a)  Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio's inception date is November 1, 2017. The Fund commenced operations on November 6, 2017.

(b)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(d)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(e)  For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio's total return.

(f)  Annualized.

(g)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(h)  Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio

Selected data for a Class I share outstanding throughout each period indicated

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018		For the Period Ended December 31, 2017 (a)
Net asset value, beginning of period	$10.73	$9.08	$10.43		$10.00
Income from investment operations:
Net investment income (b)	0.12	0.15	0.14		0.04
Net realized and unrealized gain (loss) (c)	(0.13)	1.74	(1.39)		0.39
Total income (loss) from investment operations	(0.01)	1.89	(1.25)		0.43
Less distributions from:
Net investment income	(0.17)	(0.17)	(0.08)		-
Net realized gains	-	(0.07)	(0.02)		-
Total distributions from net investment income and net realized gains	(0.17)	(0.24)	(0.10)		-
Net asset value, end of period	$10.55	$10.73	$9.08		$10.43
Total return (d)	0.24%	20.91%	(12.10	)% (e)	4.30	% (e)
Ratios and Supplemental Data:
Net assets, end of period (in 000's)	$41,899	$49,971	$49,080		$66,982
Ratio of net expenses to average net assets	0.64%	0.64%	0.64%		0.64	% (f)
Ratio of gross expenses to average net assets (g)	0.68%	0.66%	0.65%		0.64	% (f)
Ratio of net investment income to average net assets	1.32%	1.48%	1.33%		2.56	% (f)
Portfolio turnover rate	230%	200%	205%		12	% (h)

(a)  Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio's inception date is November 1, 2017. The Fund commenced operations on November 6, 2017.

(b)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(d)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(e)  For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio's total return.

(f)  Annualized.

(g)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(h)  Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio

Selected data for a Class II share outstanding throughout each period indicated

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018		For the Period Ended December 31, 2017 (a)
Net asset value, beginning of period	$10.71	$9.07	$10.42		$10.00
Income from investment operations:
Net investment income (b)	0.10	0.13	0.13		0.04
Net realized and unrealized gain (loss) (c)	(0.13)	1.72	(1.40)		0.38
Total income (loss) from investment operations	(0.03)	1.85	(1.27)		0.42
Less distributions from:
Net investment income	(0.15)	(0.14)	(0.06)		-
Net realized gains	-	(0.07)	(0.02)		-
Total distributions from net investment income and net realized gains	(0.15)	(0.21)	(0.08)		-
Net asset value, end of period	$10.53	$10.71	$9.07		$10.42
Total return (d)	(0.03)%	20.51%	(12.26	)% (e)	4.20	% (e)
Ratios and Supplemental Data:
Net assets, end of period (in 000's)	$71,846	$78,860	$75,084		$13,581
Ratio of net expenses to average net assets	0.89%	0.89%	0.89%		0.88	% (f)
Ratio of gross expenses to average net assets (g)	0.93%	0.91%	0.90%		0.88	% (f)
Ratio of net investment income to average net assets	1.11%	1.23%	1.22%		2.69	% (f)
Portfolio turnover rate	230%	200%	205%		12	% (h)

(a)  Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio's inception date is November 1, 2017. The Fund commenced operations on November 6, 2017.

(b)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(d)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(e)  For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio's total return.

(f)  Annualized.

(g)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(h)  Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Notes to Financial Statements

December 31, 2020

1.  ORGANIZATION

The Global Atlantic Portfolios (each, a "Portfolio" and collectively, the "Portfolios") are comprised of twenty-three different actively managed portfolios, thirteen of which are discussed in this report. Each Portfolio is a series of shares of beneficial interest of Forethought Variable Insurance Trust (the "Trust"), a statutory trust organized under the laws of the State of Delaware, and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.

	Commencement Date*	Investment Objective
Global Atlantic BlackRock Allocation Portfolio	November 6, 2017	Total return.
Global Atlantic BlackRock Disciplined Core Portfolio	November 6, 2017	Long-term capital appreciation.
Global Atlantic BlackRock Disciplined Growth Portfolio	November 6, 2017	Long-term capital appreciation.
Global Atlantic BlackRock Disciplined International Core Portfolio	November 6, 2017	Long-term capital appreciation.
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	November 6, 2017	Long-term capital appreciation.
Global Atlantic BlackRock Disciplined Small Cap Portfolio	November 6, 2017	Long-term capital appreciation.
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	November 6, 2017	Long-term capital appreciation.
Global Atlantic BlackRock Disciplined Value Portfolio	November 6, 2017	Long-term capital appreciation.
Global Atlantic BlackRock High Yield Portfolio	November 6, 2017	Total return.
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	November 6, 2017	Total return consisting of capital appreciation and income.
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	November 6, 2017	Long-term capital appreciation.
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	November 6, 2017	Long-term capital appreciation.
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	November 6, 2017	Long-term capital appreciation.

*  The Portfolios' inception date is November 1, 2017. The Portfolios commenced operations on November 6, 2017.

Each Portfolio included in this report is diversified. Certain of the Portfolios operate as "fund of funds." A "fund of funds" typically invests in multiple underlying funds and the level of its interest in any particular underlying fund may fluctuate. The Portfolios are intended to be funding vehicles for variable annuity and variable life insurance contracts offered by separate accounts of insurance companies. The assets of each Portfolio are segregated and a shareholder's interest is limited to the Portfolio in which shares are held. Each Portfolio pays its own expenses.

The Portfolios currently offer Class I and Class II shares at net asset value, except the Global Atlantic BlackRock Disciplined Growth Portfolio (which only offers Class II shares) and Global Atlantic Goldman Sachs Core Fixed Income Portfolio (which only offers Class I shares). All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. Each Portfolio's income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

References herein to a Portfolio's investment in a particular instrument include direct investments and indirect investments through investment companies such as open-end funds (mutual funds), exchange-traded funds and closed-end funds, as applicable.

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2020

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Portfolios in preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles ("US GAAP"). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. Each Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 "Financial Services – Investment Companies".

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settle price or, in the absence of a settle price, at the last sale price on the day of valuation. Debt securities are valued on the basis of valuations provided by dealers or by an independent pricing service which take into account appropriate factors such as trading activity, readily available market quotations (including broker quotes), yield, quality, coupon rate, maturity, type of issue, trading characteristic, call features, credit ratings and other data. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost to the extent it is determined that amortized cost approximates fair value.

Valuation of Investment Companies – The Portfolios may invest in one or more portfolios of open-end investment companies (the "Underlying Fund" or "Underlying Funds"). Each Underlying Fund is valued at its respective net asset value as reported by such investment company (except exchange-traded funds ("ETFs")). ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Each Underlying Fund values securities in its portfolio for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based on the methods established by each Underlying Fund's board(s) of trustees.

Illiquid Investments – Pursuant to Rule 22e-4 under the 1940 Act, a Portfolio may not acquire any "illiquid investment" if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. An "illiquid investment" is any investment that a Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Trust has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4, and the Board of Trustees ("Board") has approved the designation of the Adviser to administer the Trust's liquidity risk management program and related procedures. Illiquid investments include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers).

These investments will be valued at their fair market value as determined using the valuation procedures approved by the Board. The Board has delegated execution of these procedures to a Fair Value Committee composed of one or more of the following: (i) Chief Compliance Officer of the Trust, (ii) Principal Financial Officer, and (iii) representative of the Global Atlantic Investment Advisors, LLC (the "Adviser") and/or Sub-Adviser. The Fair Value Committee at its discretion may also include a representative from The Bank of New York Mellon (the "Administrator") and third party consultants or advisers (such as an accounting firm or fair value pricing specialist) on an as-needed basis to assist in determining a security-specific fair value or valuation method. The Board reviews and approves the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Committee and Valuation Process – The Fair Value Committee is composed of one or more of the following: (i) Chief Compliance Officer of the Trust, (ii) Principal Financial Officer, and (iii) representative of the Adviser and/or Sub- Adviser. The Fair Value Committee at its discretion may also include a representative from the Administrator and third party consultants or advisers (such as an accounting firm or fair value pricing specialist) on an as-needed basis to assist in determining

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2020

a security-specific fair value or valuation method. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are not readily available on a particular business day (including without limitation securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the opinion of the Adviser or relevant Sub-Adviser, the prices or values available do not represent the fair value of the instrument (factors which may cause the Adviser or Sub-Adviser to make such a judgment include, but are not limited to, the following: the availability of only a bid price or an ask price; the spread between bid and ask prices; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets or regulators, such as the suspension or limitation of trading); (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a "significant event") subsequent to the determination of the closing price reported on the principal exchange on which the securities are traded, but prior to the relevant Portfolio's calculation of its net asset value ("NAV"); and (v) mutual funds that do not provide timely NAV information. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the Adviser or Sub-Adviser valuation based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Adviser or Sub- Adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of restricted or illiquid securities using certain factors, such as, but not limited to: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Portfolio's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights, as well as any estimation of the cost of registration or otherwise qualifying the security for public sale, including commissions; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; (xi) the market value of any securities into which the security is convertible or exchangeable; (xii) the security's embedded option values; and (xiii) information about the financial condition of the issuer and its prospects.

Each Portfolio utilizes various methods to measure the fair value of all of its investments on a recurring basis. US GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolio has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolio's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2020

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2020 for each Portfolio's investments measured at fair value:

Global Atlantic BlackRock Allocation Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$81,180,564	$-	$-	$81,180,564
Short-Term Investments	24,499	-	-	24,499
Total	$81,205,063	$-	$-	$81,205,063

Global Atlantic BlackRock Disciplined Core Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$593,034,384	$-	$-	$593,034,384
Rights	10,641	-	-	10,641
Short-Term Investments	17,459,642	-	-	17,459,642
Futures Contracts *	472,511	-	-	472,511
Total	$610,977,178	$-	$-	$610,977,178

Global Atlantic BlackRock Disciplined Growth Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$19,558,764	$-	$-	$19,558,764
Rights	577	-	-	577
Short-Term Investments	588,926	-	-	588,926
Futures Contracts *	17,059	-	-	17,059
Total	$20,165,326	$-	$-	$20,165,326

Global Atlantic BlackRock Disciplined International Core Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$132,948,813	$35,498	$-	$132,984,311
Exchange Traded Funds	9,406,564	-	-	9,406,564
Preferred Stocks	1,712,807	-	-	1,712,807
Rights	5,703	1,055	-	6,758
Warrants	5,415	-	-	5,415
Short-Term Investments	2,997,364	-	-	2,997,364
Futures Contracts *	53,394	-	-	53,394
Total	$147,130,060	$36,553	$-	$147,166,613

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$215,656,753	$-	$-	$215,656,753
Short-Term Investments	6,321,894	-	-	6,321,894
Futures Contracts *	183,775	-	-	183,775
Total	$222,162,422	$-	$-	$222,162,422

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2020

Global Atlantic BlackRock Disciplined Small Cap Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$18,256,965	$-	$-	$18,256,965
Preferred Stocks	4,812	-	-	4,812
Rights	-	1,106	-	1,106
Warrants	-	890	-	890
Short-Term Investments	543,134	-	-	543,134
Futures Contracts *	12,682	-	-	12,682
Total	$18,817,593	$1,996	$-	$18,819,589

Global Atlantic BlackRock Disciplined U.S. Core Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$25,706,226	$-	$-	$25,706,226
Rights	471	-	-	471
Short-Term Investments	788,346	-	-	788,346
Futures Contracts *	19,554	-	-	19,554
Total	$26,514,597	$-	$-	$26,514,597

Global Atlantic BlackRock Disciplined Value Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$244,301,823	$-	$-	$244,301,823
Short-Term Investments	7,204,212	-	-	7,204,212
Futures Contracts *	208,943	-	-	208,943
Total	$251,714,978	$-	$-	$251,714,978

Global Atlantic BlackRock High Yield Portfolio

Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes	$-	$65,594,436	$-	$65,594,436
Warrants	-	12,222	-	12,222
Short-Term Investments	603,190	-	-	603,190
Futures Contracts *	250	-	-	250
Total	$603,440	$65,606,658	$-	$66,210,098
Liabilities	Level 1	Level 2	Level 3	Total
Futures Contracts *	$2,234	$-	$-	$2,234
Total	$2,234	$-	$-	$2,234

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Assets	Level 1	Level 2	Level 3	Total
Agency Mortgage Backed Securities	$-	$32,785,941	$-	$32,785,941
Corporate Bonds & Notes	-	44,221,132	-	44,221,132
Asset Backed and Commercial Backed Securities	-	6,194,702	-	6,194,702
Municipal Bonds	-	1,145,925	-	1,145,925
Sovereign Debts	-	1,872,553	-	1,872,553
U.S. Treasury Securities	-	3,750,009	-	3,750,009
Short-Term Investments	20,023,553	-	-	20,023,553
Futures Contracts *	16,733	-	-	16,733
Swap Contracts *	-	70,662	-	70,662
Swaptions Written *	-	2,638	-	2,638
Forward Foreign Exchange Contracts *	-	18,595	-	18,595
Total	$20,040,286	$90,062,157	$-	$110,102,443

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2020

Global Atlantic Goldman Sachs Core Fixed Income Portfolio (Continued)

Liabilities	Level 1	Level 2	Level 3	Total
Futures Contracts *	$86,875	$-	$-	$86,875
Securities Sold Short	-	1,047,656	-	1,047,656
Swap Contracts *	-	47,129	-	47,129
Swaptions Written *	-	368	-	368
Swaptions Purchased	-	1,388	-	1,388
Forward Foreign Exchange Contracts *	-	68,084	-	68,084
Total	$86,875	$1,164,625	$-	$1,251,500

Global Atlantic Goldman Sachs Global Equity Insights Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$26,593,663	$-	$-	$26,593,663
Preferred Stocks	18,836	-	-	18,836
Total	$26,612,499	$-	$-	$26,612,499

Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$98,623,984	$-	$-	$98,623,984
Short-Term Investments	490,099	-	-	490,099
Total	$99,114,083	$-	$-	$99,114,083

Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$113,432,457	$-	$-	$113,432,457
Short-Term Investments	439,098	-	-	439,098
Total	$113,871,555	$-	$-	$113,871,555

*  Net unrealized appreciation/(depreciation) as presented in the Portfolio of Investments.

The Portfolios did not hold any Level 3 securities during the year.

Security Transactions and Related Income – Security transactions are accounted for on a trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on ex- date and are determined in accordance with Federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset values per share of the Portfolios.

Cash and Cash Equivalents – Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. The Portfolios maintain deposits with a financial institution which are generally an amount that is in excess of federally insured limits. The Portfolios have not experienced any losses on their accounts.

Federal Income Tax – It is each Portfolio's policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their taxable income and net realized gains to shareholders. Therefore, no Federal income tax provision is required.

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2020

Each Portfolio will recognize the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed each Portfolio's tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in each Portfolio's 2018 and 2019 tax returns, or is expected to be taken in each Portfolio's December 31, 2020 tax return. Each Portfolio identified its major tax jurisdictions as U.S. Federal and foreign jurisdictions where the Portfolios make significant investments; however, the Portfolios are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Foreign Currency Translation – The accounting records of the Portfolios are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investments.

Forward Foreign Currency Contracts – As foreign securities are purchased, a Portfolio may enter into forward currency contracts in order to hedge against foreign currency exchange rate risks. A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by a Portfolio as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and a Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses from contract transactions are included as a component of net realized gains/(losses) from forward foreign currency contracts in the Statements of Operations.

For the year ended December 31, 2020, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on forward foreign currency contracts subject to currency risk, as disclosed in the Statements of Operations, is as follows:

	Realized Gain/(Loss)	Change in Unrealized Appreciation/(Depreciation)
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	$(16,030)	$27,071
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	159	-

Options Transactions – Certain Portfolios are subject to equity price risk, interest rate risk and foreign currency risk in the normal course of pursuing their investment objectives and may purchase or sell options to help hedge against this risk.

A Portfolio may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or securities indices, including ETFs, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. A call option for a particular security gives the purchaser of the option, in return for a premium, the right, but not the obligation, to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option for American options or only at expiration for European options, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right, but not the obligation, to sell the security at the stated exercise price at any time prior to the expiration date of the option for American options or only at expiration for European options, regardless of the market price of the security.

Securities index options are put options and call options on various securities indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2020

exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the securities index and the exercise price of the option expressed in dollars times a specified multiple. A securities index fluctuates with changes in the market value of the stocks included in the index.

The Portfolios may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, but not the obligation, to buy in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid. For the year ended December 31, 2020, the Global Atlantic Goldman Sachs Core Fixed Income Portfolio had realized gains of $34,134 from option contracts written.

Futures Contracts – The Portfolios are subject to equity price risk in the normal course of pursuing their investment objectives. The Portfolios may sell futures contracts to hedge against market risk, foreign currency exchange rate risks, and to reduce return volatility. Futures are standardized, exchange-traded contracts that provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a securities index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and initial and variation margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position. The Portfolios may also buy or sell hedge instruments based on one or more market indices in an attempt to maintain the Portfolios' volatility at a targeted level. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Portfolio's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, a Portfolio recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Portfolio's basis in the contract. If a Portfolio were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Portfolio would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Each Portfolio segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. These amounts are disclosed on the Statements of Assets and Liabilities as Deposits with Brokers when applicable. Risks may exceed amounts recognized in the Statements of Assets and Liabilities. With futures, there is minimal counterparty credit risk to a Portfolio since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

For the year ended December 31, 2020, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on futures contracts, as disclosed in the Statements of Operations, is as follows:

	Risk Type	Realized Gain/(Loss)	Change in Unrealized Appreciation/(Depreciation)
Global Atlantic BlackRock Disciplined Core Portfolio	Equity	$4,465,267	$348,692
Global Atlantic BlackRock Disciplined Growth Portfolio	Equity	117,536	12,431
Global Atlantic BlackRock Disciplined International Core Portfolio	Equity	449,667	45,350
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	Equity	1,470,798	148,345
Global Atlantic BlackRock Disciplined Small Cap Portfolio	Equity	153,977	7,590

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2020

	Risk Type	Realized Gain/(Loss)	Change in Unrealized Appreciation/(Depreciation)
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	Equity	$162,503	$11,311
Global Atlantic BlackRock Disciplined Value Portfolio	Equity	1,791,668	155,005
Global Atlantic BlackRock High Yield Portfolio	Interest Rate	(12,433)	7,789
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	Interest Rate	1,641,659	112,936

Swap Agreements – Certain Portfolios are subject to equity price risk and/or interest rate risk in the normal course of pursuing their investment objectives. These Portfolios may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency), or credit risk. These are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments. In a standard over-the-counter ("OTC") swap, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the "notional amount" (i.e., the return or increase in value of a particular dollar amount invested in a "basket" of securities, representing a particular index or industry sectors) of predetermined investments or instruments.

Certain Portfolios may enter into credit default swaps ("CDS"). CDS are two-party contracts that transfer credit exposure between the parties. One party (the "buyer") receives credit protection and the other party (the "seller") takes on credit risk. The buyer typically makes predetermined periodic payments to the seller in exchange for the seller's commitment to purchase the underlying reference obligation if a defined credit event occurs, such as a default, bankruptcy or failure to pay interest or principal on a reference debt instrument, with respect to a specified issuer or one of the reference issuers in a CDS portfolio. If the defined credit event occurs, the seller must pay the agreed-upon value of a reference obligation to the counterparty or perform pursuant to the agreement. The buyer must then surrender the reference obligation to the seller. As a seller of credit protection in a CDS, a Portfolio would be liable for the notional amount of the swap.

The swaps in which a Portfolio may invest may be centrally-cleared or bi-laterally traded. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a notional amount. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statements of Operations by "marking to market" on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of a swap agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments. A Portfolio amortizes upfront payments and/or accrues for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statements of Operations. Realized gains and losses from the decrease in notional value of the swap are recognized on trade date. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statements of Operations. A Portfolio segregates cash or liquid securities having a value at least equal to the amount of its current obligation under any swap transaction. Swap agreements involve, to varying degrees, lack of liquidity and elements of credit, market and counterparty risk in excess of amounts recognized on the Statements of Assets and Liabilities. Each Portfolio's maximum risk of loss from the counterparty credit risk is the discounted net value of the cash flow to be received from the counterparty over the contract's remaining life, to be the extent that amount is positive.

Swaps may involve greater risks than direct investments in securities because swaps may be leveraged and, when traded in the OTC markets, are subject to counterparty risk, credit risk and pricing risk, each of which individually and collectively, may have a considerable impact on the performance of a Portfolio. CDS in particular may involve greater risks than investing in a referenced instrument directly. Swaps, especially those that are not exchange-traded, may also be considered illiquid. It may not be possible for a Portfolio to liquidate a swap position at an advantageous time or price, which may result in significant losses. Although central clearing and exchange-trading of swaps may decrease counterparty risk and increase market liquidity, exchange-trading and clearing does not make the contracts risk free, but rather, the primary credit risk on such contracts is the creditworthiness of the clearing broker or the clearinghouse.

The Portfolios use cash and certain securities as collateral to swap agreements as indicated on the Portfolio of Investments and Statements of Assets and Liabilities. Such collateral is held for the benefit of the counterparty in a segregated account to prevent non-payment by the Portfolios. If the counterparty defaults, a Portfolio may seek return of this collateral and incur certain costs exercising their rights to the collateral.

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2020

For the year ended December 31, 2020, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on swap agreements, as disclosed in the Statements of Operations, is as follows:

	Risk Type	Realized Gain/(Loss)	Change in Unrealized Appreciation/(Depreciation)
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	Interest Rate	$67,340	$2,628

For the year ended December 31, 2020, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on swaptions, as disclosed in the Statements of Operations, is as follows:

	Risk Type	Realized Gain/(Loss)	Change in Unrealized Appreciation/(Depreciation)
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	Interest Rate	$-	$(6,049)

Offsetting of Financial Assets/Liabilities and Derivative Assets/Liabilities – The following tables present certain of the Portfolios' asset/liability derivatives available for offset under a master netting arrangement net of collateral pledged as of December 31, 2020.

Global Atlantic BlackRock Disciplined Core Portfolio

	Gross Amounts of Recognized Assets (1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Assets Presented in the Statements of Assets & Liabilities	Collateral Received (2)	Net Amount of Recognized Assets	Gross Amounts of Recognized Liabilities (1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Liabilities Presented in the Statements of Assets & Liabilities	Collateral Pledged (2)	Net Amount of Recognized Liabilities
Goldman Sachs & Co.	$472,511	$-	$472,511	$-	$472,511	$-	$-	$-	$-	$-
Total	$472,511	$-	$472,511	$-	$472,511	$-	$-	$-	$-	$-

(1)  Gross unrealized appreciation/(depreciation) as presented in the Portfolio of Investments.

(2)  The amount is limited to the net derivative balance and, accordingly, may not include collateral or excess collateral received or pledged.

Global Atlantic BlackRock Disciplined Growth Portfolio

	Gross Amounts of Recognized Assets (1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Assets Presented in the Statements of Assets & Liabilities	Collateral Received (2)	Net Amount of Recognized Assets	Gross Amounts of Recognized Liabilities (1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Liabilities Presented in the Statements of Assets & Liabilities	Collateral Pledged (2)	Net Amount of Recognized Liabilities
Goldman Sachs & Co.	$17,059	$-	$17,059	$-	$17,059	$-	$-	$-	$-	$-
Total	$17,059	$-	$17,059	$-	$17,059	$-	$-	$-	$-	$-

(1)  Gross unrealized appreciation/(depreciation) as presented in the Portfolio of Investments.

(2)  The amount is limited to the net derivative balance and, accordingly, may not include collateral or excess collateral received or pledged.

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2020

Global Atlantic BlackRock Disciplined International Core Portfolio

	Gross Amounts of Recognized Assets (1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Assets Presented in the Statements of Assets & Liabilities	Collateral Received (2)	Net Amount of Recognized Assets	Gross Amounts of Recognized Liabilities (1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Liabilities Presented in the Statements of Assets & Liabilities	Collateral Pledged (2)	Net Amount of Recognized Liabilities
Goldman Sachs & Co.	$53,394	$-	$53,394	$-	$53,394	$-	$-	$-	$-	$-
Total	$53,394	$-	$53,394	$-	$53,394	$-	$-	$-	$-	$-

(1)  Gross unrealized appreciation/(depreciation) as presented in the Portfolio of Investments.

(2)  The amount is limited to the net derivative balance and, accordingly, may not include collateral or excess collateral received or pledged.

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

	Gross Amounts of Recognized Assets (1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Assets Presented in the Statements of Assets & Liabilities	Collateral Received (2)	Net Amount of Recognized Assets	Gross Amounts of Recognized Liabilities (1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Liabilities Presented in the Statements of Assets & Liabilities	Collateral Pledged (2)	Net Amount of Recognized Liabilities
Goldman Sachs & Co.	$183,775	$-	$183,775	$-	$183,775	$-	$-	$-	$-	$-
Total	$183,775	$-	$183,775	$-	$183,775	$-	$-	$-	$-	$-

(1)  Gross unrealized appreciation/(depreciation) as presented in the Portfolio of Investments.

(2)  The amount is limited to the net derivative balance and, accordingly, may not include collateral or excess collateral received or pledged.

Global Atlantic BlackRock Disciplined Small Cap Portfolio

	Gross Amounts of Recognized Assets (1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Assets Presented in the Statements of Assets & Liabilities	Collateral Received (2)	Net Amount of Recognized Assets	Gross Amounts of Recognized Liabilities (1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Liabilities Presented in the Statements of Assets & Liabilities	Collateral Pledged (2)	Net Amount of Recognized Liabilities
Goldman Sachs & Co.	$12,682	$-	$12,682	$-	$12,682	$-	$-	$-	$-	$-
Total	$12,682	$-	$12,682	$-	$12,682	$-	$-	$-	$-	$-

(1)  Gross unrealized appreciation/(depreciation) as presented in the Portfolio of Investments.

(2)  The amount is limited to the net derivative balance and, accordingly, may not include collateral or excess collateral received or pledged.

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2020

Global Atlantic BlackRock Disciplined U.S. Core Portfolio

	Gross Amounts of Recognized Assets (1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Assets Presented in the Statements of Assets & Liabilities	Collateral Received (2)	Net Amount of Recognized Assets	Gross Amounts of Recognized Liabilities (1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Liabilities Presented in the Statements of Assets & Liabilities	Collateral Pledged (2)	Net Amount of Recognized Liabilities
Goldman Sachs & Co.	$19,554	$-	$19,554	$-	$19,554	$-	$-	$-	$-	$-
Total	$19,554	$-	$19,554	$-	$19,554	$-	$-	$-	$-	$-

(1)  Gross unrealized appreciation/(depreciation) as presented in the Portfolio of Investments.

(2)  The amount is limited to the net derivative balance and, accordingly, may not include collateral or excess collateral received or pledged.

Global Atlantic BlackRock Disciplined Value Portfolio

	Gross Amounts of Recognized Assets (1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Assets Presented in the Statements of Assets & Liabilities	Collateral Received (2)	Net Amount of Recognized Assets	Gross Amounts of Recognized Liabilities (1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Liabilities Presented in the Statements of Assets & Liabilities	Collateral Pledged (2)	Net Amount of Recognized Liabilities
Goldman Sachs & Co.	$208,943	$-	$208,943	$-	$208,943	$-	$-	$-	$-	$-
Total	$208,943	$-	$208,943	$-	$208,943	$-	$-	$-	$-	$-

(1)  Gross unrealized appreciation/(depreciation) as presented in the Portfolio of Investments.

(2)  The amount is limited to the net derivative balance and, accordingly, may not include collateral or excess collateral received or pledged.

Global Atlantic BlackRock High Yield Portfolio

	Gross Amounts of Recognized Assets (1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Assets Presented in the Statements of Assets & Liabilities	Collateral Received (2)	Net Amount of Recognized Assets	Gross Amounts of Recognized Liabilities (1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Liabilities Presented in the Statements of Assets & Liabilities	Collateral Pledged (2)	Net Amount of Recognized Liabilities
Goldman Sachs & Co.	$250	$(250)	$-	$-	$-	$2,234	$(250)	$1,984	$(1,984)	$-
Total	$250	$(250)	$-	$-	$-	$2,234	$(250)	$1,984	$(1,984)	$-

(1)  Gross unrealized appreciation/(depreciation) as presented in the Portfolio of Investments.

(2)  The amount is limited to the net derivative balance and, accordingly, may not include collateral or excess collateral received or pledged.

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2020

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

	Gross Amounts of Recognized Assets (1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Assets Presented in the Statements of Assets & Liabilities	Collateral Received (2)	Net Amount of Recognized Assets	Gross Amounts of Recognized Liabilities (1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Liabilities Presented in the Statements of Assets & Liabilities	Collateral Pledged (2)	Net Amount of Recognized Liabilities
Bank of America	$2,430	$-	$2,430	$-	$2,430	$-	$-	$-	$-	$-
Credit Suisse	87,395	(87,395)	-	-	-	134,004	(87,395)	46,609	(46,609)	-
JP Morgan Chase Bank	208	(208)	-	-	-	1,756	(208)	1,548	(1,548)	-
Morgan Stanley	18,595	(18,595)	-	-	-	68,084	(18,595)	49,489	(49,489)	-
Total	$108,628	$(106,198)	$2,430	$-	$2,430	$203,844	$(106,198)	$97,646	$(97,646)	$-

(1)  Gross unrealized appreciation/(depreciation) as presented in the Portfolio of Investments.

(2)  The amount is limited to the net derivative balance and, accordingly, may not include collateral or excess collateral received or pledged.

Impact of Derivatives on the Statements of Assets and Liabilities – The following table presents a summary of the location of derivative investments categorized by primary risk exposure on the Portfolios' Statements of Assets and Liabilities as of December 31, 2020:

Global Atlantic BlackRock Disciplined Core Portfolio

	Equity	Interest Rate Contracts	Credit Contracts	Currency Contracts	Total
Assets
Unrealized appreciation on Futures Contracts	$472,511	$-	$-	$-	$472,511
Liabilities
Unrealized depreciation on Futures Contracts	-	-	-	-	-
Total	$472,511	$-	$-	$-	$472,511

Global Atlantic BlackRock Disciplined Growth Portfolio

	Equity	Interest Rate Contracts	Credit Contracts	Currency Contracts	Total
Assets
Unrealized appreciation on Futures Contracts	$17,059	$-	$-	$-	$17,059
Liabilities
Unrealized depreciation on Futures Contracts	-	-	-	-	-
Total	$17,059	$-	$-	$-	$17,059

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2020

Global Atlantic BlackRock Disciplined International Core Portfolio

	Equity	Interest Rate Contracts	Credit Contracts	Currency Contracts	Total
Assets
Unrealized appreciation on Futures Contracts	$53,394	$-	$-	$-	$53,394
Liabilities
Unrealized depreciation on Futures Contracts	-	-	-	-	-
Total	$53,394	$-	$-	$-	$53,394

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

	Equity	Interest Rate Contracts	Credit Contracts	Currency Contracts	Total
Assets
Unrealized appreciation on Futures Contracts	$183,775	$-	$-	$-	$183,775
Liabilities
Unrealized depreciation on Futures Contracts	-	-	-	-	-
Total	$183,775	$-	$-	$-	$183,775

Global Atlantic BlackRock Disciplined Small Cap Portfolio

	Equity	Interest Rate Contracts	Credit Contracts	Currency Contracts	Total
Assets
Unrealized appreciation on Futures Contracts	$12,682	$-	$-	$-	$12,682
Liabilities
Unrealized depreciation on Futures Contracts	-	-	-	-	-
Total	$12,682	$-	$-	$-	$12,682

Global Atlantic BlackRock Disciplined U.S. Core Portfolio

	Equity	Interest Rate Contracts	Credit Contracts	Currency Contracts	Total
Assets
Unrealized appreciation on Futures Contracts	$19,554	$-	$-	$-	$19,554
Liabilities
Unrealized depreciation on Futures Contracts	-	-	-	-	-
Total	$19,554	$-	$-	$-	$19,554

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2020

Global Atlantic BlackRock Disciplined Value Portfolio

	Equity	Interest Rate Contracts	Credit Contracts	Currency Contracts	Total
Assets
Unrealized appreciation on Futures Contracts	$208,943	$-	$-	$-	$208,943
Liabilities
Unrealized depreciation on Futures Contracts	-	-	-	-	-
Total	$208,943	$-	$-	$-	$208,943

Global Atlantic BlackRock High Yield Portfolio

	Equity	Interest Rate Contracts	Credit Contracts	Currency Contracts	Total
Assets
Unrealized appreciation on Futures Contracts	$-	$-	$-	$-	$-
Liabilities
Unrealized depreciation on Futures Contracts	(1,984)	-	-	-	(1,984)
Total	$(1,984)	$-	$-	$-	$(1,984)

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

	Equity	Interest Rate Contracts	Credit Contracts	Currency Contracts	Total
Assets
Unrealized appreciation on Swap Contracts	$-	$1,850	$21,683	$-	$23,533
Unrealized appreciation on Swaptions	-	882	-	-	882
Unrealized appreciation on Forward Foreign Exchange Contracts	-	18,595	-	-	18,595
Liabilities
Unrealized depreciation on Futures Contracts	-	(70,142)	-	-	(70,142)
Unrealized depreciation on Swap Contracts	-	-	-	-	-
Unrealized depreciation on Swaptions	-	-	-	-	-
Unrealized depreciation on Forward Foreign Exchange Contracts	-	(68,084)	-	-	(68,084)
Total	$-	$(116,899)	$21,683	$-	$(95,216)

The notional value of the derivative instruments outstanding as of December 31, 2020, as disclosed in the Portfolios of Investments, and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed above and within in the Statements of Operations serve as indicators of the volume of derivative activity for the Portfolios.

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2020

Short Sales – A Portfolio may make short sales of securities: (i) to offset potential declines in long positions in similar securities; (ii) to increase the flexibility of the Portfolio; (iii) for investment return; (iv) as part of a risk arbitrage strategy; and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. A short sale is a transaction in which a Portfolio sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When a Portfolio makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Portfolio is required to make a margin deposit in connection with such short sales; the Portfolio may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time a Portfolio covers its short position, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent a Portfolio sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). A Portfolio does not intend to enter into short sales (other than short sales "against the box") if immediately after such sales the aggregate of the value of all collateral plus the amount in such segregated account exceeds 10% of the value of the Portfolio's net assets. This percentage may be varied by action of the Board of Trustees. A short sale is "against the box" to the extent a Portfolio contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

When-Issued and Delayed-Delivery Transactions – The Portfolios may engage in when-issued or delayed-delivery transactions. The Portfolios record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Real Estate Investment Trusts – Certain Portfolios may invest in real estate investment trusts ("REITs"). REITs are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so a Portfolio that invests in REITs will bear its proportionate share of the costs of the REITs' operations. Along with the risks common to different types of real estate-related securities, such as loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, and possible environmental liabilities, REITs involve additional risk factors. These include poor performance by the REIT's manager, changes to the tax laws, and failure by the REIT to qualify for tax free distribution of income or exemption under the 1940 Act. In addition, REITs are not diversified and are heavily dependent on cash flow.

Distributions from a Portfolio's investments in REITs may be characterized as ordinary income, a net capital gain or a return of capital. The Portfolios record distributions that represent a net capital gain as a realized gain and distributions that represent a return of capital as a reduction of the cost of investment. REITs report information on the source of their distributions annually in the following calendar year. As a result, a Portfolio may estimate the source of REIT distributions for accounting purposes and then makes adjustments when the actual source information is reported by the REIT. These estimates are based on the most recent REIT distribution information available.

Mortgage Dollar Roll Transactions – A mortgage dollar roll transaction involves a sale by a Portfolio of mortgage related securities that it holds with an agreement by the Portfolio to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2020

mortgages with different prepayment histories than those securities sold. The Portfolios account for mortgage dollar rolls as purchases and sales transactions.

Expenses – Expenses of the Trust that are directly identifiable to a specific Portfolio are charged to that Portfolio. Expenses, which are not readily identifiable to a specific Portfolio, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Portfolios in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of representations and warranties and which provide general indemnities. Each Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios expect the risk of loss due to these warranties and indemnities to be remote.

3.  INVESTMENT TRANSACTIONS

For the year ended December 31, 2020, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, were as follows:

	Purchases	Sales
Global Atlantic BlackRock Allocation Portfolio	$65,408,184	$75,306,273
Global Atlantic BlackRock Disciplined Core Portfolio	655,493,298	727,503,534
Global Atlantic BlackRock Disciplined Growth Portfolio	23,533,795	26,985,481
Global Atlantic BlackRock Disciplined International Core Portfolio	204,370,017	214,771,504
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	256,927,738	290,495,278
Global Atlantic BlackRock Disciplined Small Cap Portfolio	6,603,593	9,206,413
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	32,139,528	35,587,677
Global Atlantic BlackRock Disciplined Value Portfolio	283,762,937	310,936,131
Global Atlantic BlackRock High Yield Portfolio	33,653,012	38,275,411
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	621,751,675	626,812,758
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	41,776,256	46,211,970
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	186,572,635	199,562,093
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	235,835,923	246,250,355

4.  INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

The Adviser serves as the Portfolios' investment adviser. The Adviser has engaged the following sub-advisers for the Portfolios:

Portfolio	Sub-Adviser
Global Atlantic BlackRock Allocation Portfolio	BlackRock Investment Management, LLC
Global Atlantic BlackRock Disciplined Core Portfolio	BlackRock Investment Management, LLC
Global Atlantic BlackRock Disciplined Growth Portfolio	BlackRock Investment Management, LLC
Global Atlantic BlackRock Disciplined International Core Portfolio	BlackRock Investment Management, LLC
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	BlackRock Investment Management, LLC
Global Atlantic BlackRock Disciplined Small Cap Portfolio	BlackRock Investment Management, LLC
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	BlackRock Investment Management, LLC
Global Atlantic BlackRock Disciplined Value Portfolio	BlackRock Investment Management, LLC
Global Atlantic BlackRock High Yield Portfolio	BlackRock Investment Management, LLC
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	Goldman Sachs Asset Management, L.P.
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	Goldman Sachs Asset Management, L.P.

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2020

Portfolio	Sub-Adviser
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	Goldman Sachs Asset Management, L.P.
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	Goldman Sachs Asset Management, L.P.

The Bank of New York Mellon serves as the Administrator, Fund Accountant and Custodian for the Portfolios and BNY Mellon Investment Servicing (US) Inc. (together with The Bank of New York Mellon, "BNYM") serves as the Transfer Agent for the Portfolios.

Pursuant to an Investment Advisory Agreement with the Trust, on behalf of the Portfolios, the Adviser, under the oversight of the Board, directs the daily investment operations of the Portfolios and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Portfolios pay the Adviser an advisory fee, computed on average daily net assets and accrued daily and paid monthly.

The following chart details the annual advisory fee for each Portfolio.

Portfolio	Advisory Fee*
Global Atlantic BlackRock Allocation Portfolio	0.22% on first $1 billion
0.21% on next $1 billion
0.20% over $2 billion
Global Atlantic BlackRock Disciplined Core Portfolio	0.39% on first $1 billion
0.37% on next $1 billion
0.35% over $2 billion
Global Atlantic BlackRock Disciplined Growth Portfolio	0.45% on first $1 billion
0.43% on next $1 billion
0.41% over $2 billion
Global Atlantic BlackRock Disciplined International Core Portfolio	0.60% on first $1 billion
0.58% on next $1 billion
0.56% over $2 billion
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	0.55% on first $1 billion
0.53% on next $1 billion
0.51% over $2 billion
Global Atlantic BlackRock Disciplined Small Cap Portfolio	0.54% on first $1 billion
0.52% on next $1 billion
0.50% over $2 billion
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	0.39% on first $1 billion
0.37% on next $1 billion
0.35% over $2 billion
Global Atlantic BlackRock Disciplined Value Portfolio	0.45% on first $1 billion
0.43% on next $1 billion
0.41% over $2 billion
Global Atlantic BlackRock High Yield Portfolio	0.50% on first $1 billion
0.48% on next $1 billion
0.46% over $2 billion
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	0.34% on first $250 million
0.32% on next $250 million
0.26% over $500 million
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	0.63% on first $250 million
0.61% on next $250 million
0.58% on next $500 million
0.55% over $1 billion
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	0.37% on first $250 million
0.35% on next $250 million
0.34% on next $500 million
0.32% over $1 billion

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2020

Portfolio	Advisory Fee*
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	0.55% on first $250 million
0.53% on next $250 million
0.51% on next $500 million
0.48% over $1 billion

*  Calculated daily based on the average daily net assets.

With respect to each Portfolio, the Adviser has contractually agreed to waive its fees and to reimburse expenses, at least until the expiration dates listed below, to ensure that total annual portfolio operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation) will not exceed the average daily net asset percentages attributable to the Portfolio's shares listed below ("Waiver Agreements"). The expense reimbursement is subject to possible recoupment from the Portfolio in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the expense limits listed below and any expense limits applicable at the time of recoupment. The agreements may be terminated only by the Portfolio's Board of Trustees, on 60 days' written notice to the Adviser.

	Class I	Class II	Expiration Date
Global Atlantic BlackRock Allocation Portfolio	0.31%	0.56%	April 30, 2021
Global Atlantic BlackRock Disciplined Core Portfolio	0.48%	0.73%	April 30, 2021
Global Atlantic BlackRock Disciplined Growth Portfolio	N/A	0.79%	April 30, 2021
Global Atlantic BlackRock Disciplined International Core Portfolio	0.69%	0.94%	April 30, 2021
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	0.63%	0.88%	April 30, 2021
Global Atlantic BlackRock Disciplined Small Cap Portfolio	0.63%	0.88%	April 30, 2021
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	0.48%	0.73%	April 30, 2021
Global Atlantic BlackRock Disciplined Value Portfolio	0.54%	0.79%	April 30, 2021
Global Atlantic BlackRock High Yield Portfolio	0.59%	0.84%	April 30, 2021
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	0.43%	N/A	April 30, 2021
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	0.72%	0.97%	April 30, 2021
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	0.46%	0.71%	April 30, 2021
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	0.64%	0.89%	April 30, 2021

For the year ended December 31, 2020, the Adviser and Administrator waived fees as follows:

	Investment advisory fee waiver	Administrative service fee waiver	Total
Global Atlantic BlackRock Allocation Portfolio	$14,847	$2,473	$17,320
Global Atlantic BlackRock Disciplined Core Portfolio	107,215	17,379	124,594
Global Atlantic BlackRock Disciplined Growth Portfolio	14,202	545	14,747
Global Atlantic BlackRock Disciplined International Core Portfolio	186,121	4,388	190,509
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	68,221	5,934	74,155
Global Atlantic BlackRock Disciplined Small Cap Portfolio	9,818	544	10,362
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	16,687	760	17,447
Global Atlantic BlackRock Disciplined Value Portfolio	62,633	8,067	70,700
Global Atlantic BlackRock High Yield Portfolio	16,144	2,150	18,294
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	31,294	2,795	34,089
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	61,839	855	62,694
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	24,623	2,696	27,319
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	33,956	3,777	37,733

If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreements, and the Portfolio's operating expenses are subsequently less than the expense limitation, the Adviser shall be entitled to reimbursement by the Portfolio for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Portfolio's expenses to

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2020

exceed the amount of the expense limitation. If Portfolio operating expenses subsequently exceed the expense limitation, the reimbursements shall be suspended.

The Administrator voluntary agreed to waive a portion of its fees.

The Adviser may recapture the following amounts by the following dates:

	December 31, 2021	December 31, 2022	December 31, 2023
Global Atlantic BlackRock Allocation Portfolio	$8,542	$19,679	$14,847
Global Atlantic BlackRock Disciplined Core Portfolio	50,540	93,032	107,215
Global Atlantic BlackRock Disciplined Growth Portfolio	3,754	10,039	14,202
Global Atlantic BlackRock Disciplined International Core Portfolio	9,810	48,584	186,121
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	35,854	55,910	68,221
Global Atlantic BlackRock Disciplined Small Cap Portfolio	3,138	10,872	9,818
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	3,915	10,817	16,687
Global Atlantic BlackRock Disciplined Value Portfolio	25,935	49,384	62,633
Global Atlantic BlackRock High Yield Portfolio	8,365	22,317	16,144
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	9,926	26,065	31,294
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	4,573	14,959	61,839
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	9,822	20,779	24,623
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	12,865	27,176	33,956

The following amounts expired unrecouped as of the date listed below:

December 31, 2020
Global Atlantic BlackRock Allocation Portfolio	$853
Global Atlantic BlackRock Disciplined Core Portfolio	-
Global Atlantic BlackRock Disciplined Growth Portfolio	310
Global Atlantic BlackRock Disciplined International Core Portfolio	190
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	1,748
Global Atlantic BlackRock Disciplined Small Cap Portfolio	119
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	307
Global Atlantic BlackRock Disciplined Value Portfolio	-
Global Atlantic BlackRock High Yield Portfolio	191
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	378
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	225
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	1,279
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	-

On May 23, 2017, the U.S. Securities and Exchange Commission ("SEC") granted an order allowing Commonwealth Annuity and Life Insurance Company ("Commonwealth") to substitute certain variable investment options in which subaccounts of its Separate Accounts invest with the Portfolios included in this report.

As a condition of this order, the SEC required that Commonwealth or an affiliate thereof (other than the Trust) pay all expenses and transaction costs of the substitutions, including legal and accounting expenses, any applicable brokerage expenses and other fees and expenses so that no fees or charges were assessed to the affected contract owners to effect the substitutions. There were no substitution-related expenses for the year ended December 31, 2020.

The Trust, on behalf of the Portfolios, has adopted a distribution and shareholder servicing plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act for Class II shares. The fee charged under the Plan is calculated at an annual rate of 0.25% of the average daily net assets attributable to each Portfolio's Class II shares and, for the year ended December 31, 2020, was paid to Global Atlantic Distributors, LLC ("GAD") to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Portfolios' shareholder accounts, not otherwise required to be provided by the Adviser. GAD is an affiliate of the Adviser.

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2020

For the year ended December 31, 2020, the Portfolios expensed the following distribution fees:

Fees Incurred
Global Atlantic BlackRock Allocation Portfolio	$37,865
Global Atlantic BlackRock Disciplined Core Portfolio	84,043
Global Atlantic BlackRock Disciplined Growth Portfolio	45,449
Global Atlantic BlackRock Disciplined International Core Portfolio	94,001
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	125,856
Global Atlantic BlackRock Disciplined Small Cap Portfolio	18,510
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	8,963
Global Atlantic BlackRock Disciplined Value Portfolio	16,156
Global Atlantic BlackRock High Yield Portfolio	1,994
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	-
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	28,694
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	10,923
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	161,138

For the year ended December 31, 2020, the Trustees received fees in the amounts as follows:

Fees Received
Global Atlantic BlackRock Allocation Portfolio	$6,735
Global Atlantic BlackRock Disciplined Core Portfolio	47,293
Global Atlantic BlackRock Disciplined Growth Portfolio	1,541
Global Atlantic BlackRock Disciplined International Core Portfolio	11,302
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	15,873
Global Atlantic BlackRock Disciplined Small Cap Portfolio	1,335
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	2,065
Global Atlantic BlackRock Disciplined Value Portfolio	20,470
Global Atlantic BlackRock High Yield Portfolio	5,789
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	8,034
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	2,180
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	7,396
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	9,042

5.   CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Portfolio creates a presumption of the control of the Portfolio, under section 2(a)(9) of the 1940 Act. As of December 31, 2020, Commonwealth Annuity and Life Insurance Company owned 100% of the voting securities of each Portfolio. The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

Shareholder Concentration Risk – Commonwealth Annuity and Life Insurance Company, certain accounts, or the Adviser's affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Portfolio's shares. Redemptions by these entities of their holdings in a Portfolio may impact the Portfolio's liquidity and NAV. These redemptions may also force a Portfolio to sell securities.

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2020

6.  AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

As of December 31, 2020, the aggregate cost of investments for federal income tax purposes, the gross unrealized appreciation and depreciation and the aggregated net unrealized appreciation (depreciation) on investments were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Global Atlantic BlackRock Allocation Portfolio	$67,614,503	$14,139,313	$(548,753)	$13,590,560
Global Atlantic BlackRock Disciplined Core Portfolio	461,584,945	153,438,590	(4,046,356)	149,392,234
Global Atlantic BlackRock Disciplined Growth Portfolio	13,131,318	7,130,307	(96,299)	7,034,008
Global Atlantic BlackRock Disciplined International Core Portfolio	125,158,479	28,930,599	(6,922,624)	22,007,975
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	153,688,272	69,889,936	(1,415,786)	68,474,150
Global Atlantic BlackRock Disciplined Small Cap Portfolio	15,430,939	5,111,732	(1,723,082)	3,388,650
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	20,206,254	6,500,235	(191,892)	6,308,343
Global Atlantic BlackRock Disciplined Value Portfolio	218,726,000	37,586,842	(4,597,864)	32,988,978
Global Atlantic BlackRock High Yield Portfolio	62,193,461	4,172,882	(158,479)	4,014,403
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	104,903,752	5,076,589	(82,624)	4,993,965
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	21,324,063	5,655,201	(366,765)	5,288,436
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	66,833,712	33,275,613	(995,242)	32,280,371
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	97,462,864	18,723,267	(2,314,576)	16,408,691

7.  DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the years ended December 31, 2020 and 2019 were as follows:

For fiscal year ended 12/31/2020	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Global Atlantic BlackRock Allocation Portfolio	$3,579,351	$1,661	$-	$3,581,012
Global Atlantic BlackRock Disciplined Core Portfolio	17,282,042	14,099,837	-	31,381,879
Global Atlantic BlackRock Disciplined Growth Portfolio	522,947	503,661	-	1,026,608
Global Atlantic BlackRock Disciplined International Core Portfolio	2,589,599	-	-	2,589,599
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	5,422,684	9,307,944	-	14,730,628
Global Atlantic BlackRock Disciplined Small Cap Portfolio	353,717	546,735	-	900,452
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	947,319	437,021	-	1,384,340
Global Atlantic BlackRock Disciplined Value Portfolio	8,424,996	6,179,653	-	14,604,649
Global Atlantic BlackRock High Yield Portfolio	3,704,548	-	-	3,704,548
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	2,815,623	1,397,296		4,212,919
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	254,109	-	-	254,109
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	2,764,378	2,291,062	-	5,055,440
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	1,707,137	-	-	1,707,137

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2020

For fiscal year ended 12/31/2019	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Global Atlantic BlackRock Allocation Portfolio	$1,579,777	$-	$-	$1,579,777
Global Atlantic BlackRock Disciplined Core Portfolio	8,622,370	-	-	8,622,370
Global Atlantic BlackRock Disciplined Growth Portfolio	601,045	30,435	-	631,480
Global Atlantic BlackRock Disciplined International Core Portfolio	3,595,113	-	-	3,595,113
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	749,059	387,327	-	1,136,386
Global Atlantic BlackRock Disciplined Small Cap Portfolio	571,080	-	-	571,080
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	564,891	-	-	564,891
Global Atlantic BlackRock Disciplined Value Portfolio	5,750,591	-	-	5,750,591
Global Atlantic BlackRock High Yield Portfolio	4,220,855	-	-	4,220,855
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	2,193,008			2,193,008
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	369,107	-	-	369,107
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	2,090,635	31,397	-	2,122,032
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	2,671,957	-	-	2,671,957

As of December 31, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Post-October Loss and Late Year Loss	Capital Loss Carryforward	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/ (Deficits)
Global Atlantic BlackRock Allocation Portfolio	$1,735,880	$2,142,379	$-	$-	$13,590,560	$17,468,819
Global Atlantic BlackRock Disciplined Core Portfolio	8,685,265	21,829,917	-	-	149,392,252	179,907,434
Global Atlantic BlackRock Disciplined Growth Portfolio	698,956	1,172,693	-	-	7,034,008	8,905,657
Global Atlantic BlackRock Disciplined International Core Portfolio	346,924	-	-	(14,358,492)	22,048,624	8,037,056
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	6,487,176	17,190,231	-	-	68,474,150	92,151,557
Global Atlantic BlackRock Disciplined Small Cap Portfolio	543,947	518,943	-	-	3,388,650	4,451,540
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	281,210	1,007,482	-	-	6,308,342	7,597,034
Global Atlantic BlackRock Disciplined Value Portfolio	970,278	-	-	(3,493,991)	32,988,978	30,465,265
Global Atlantic BlackRock High Yield Portfolio	3,218,036	-	-	(5,641,040)	4,014,403	1,591,399
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	4,070,024	1,755,559	-	-	4,995,828	10,821,411
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	127,259	-	-	(627,469)	5,293,591	4,793,381
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	4,819,053	1,697,236	-	-	32,280,371	38,796,660
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	409,248	-	-	(12,858,750)	16,408,691	3,959,189

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed ordinary income (loss) and accumulated net realized gain (loss) from investments is primarily attributable to the tax deferral of losses on wash sales, return of capital distributions from C-Corporations, the mark-to-market on passive foreign investment companies, open 1256 options and futures contracts, forward foreign currency contracts and swaps. The unrealized appreciation (depreciation) in the table above includes unrealized foreign currency gains (losses) of $18, $40,490, $(1), $512 and $5,155 for Global Atlantic BlackRock Disciplined Core Portfolio, Global Atlantic BlackRock Disciplined International Core Portfolio, Global Atlantic BlackRock Disciplined U.S. Core Portfolio, Global Atlantic Goldman Sachs Core Fixed Income Portfolio, and Global Atlantic Goldman Sachs Global Equity Insights Portfolio, respectively.

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2020

At December 31, 2020, the Portfolios had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring Short-Term	Non-Expiring Long-Term	Total
Global Atlantic BlackRock Allocation Portfolio	$-	$-	$-
Global Atlantic BlackRock Disciplined Core Portfolio	-	-	-
Global Atlantic BlackRock Disciplined Growth Portfolio	-	-	-
Global Atlantic BlackRock Disciplined International Core Portfolio	(4,709,021)	(9,649,471)	(14,358,492)
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	-	-	-
Global Atlantic BlackRock Disciplined Small Cap Portfolio	-	-	-
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	-	-	-
Global Atlantic BlackRock Disciplined Value Portfolio	(397,333)	(3,096,658)	(3,493,991)
Global Atlantic BlackRock High Yield Portfolio	(2,792,421)	(2,848,619)	(5,641,040)
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	-	-	-
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	(627,469)	-	(627,469)
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	-	-	-
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	(10,309,456)	(2,549,294)	(12,858,750)

During the year ended December 31, 2020, the following Funds utilized capital loss carryforwards:

Utilized
Global Atlantic BlackRock Allocation Portfolio	$-
Global Atlantic BlackRock Disciplined Core Portfolio	-
Global Atlantic BlackRock Disciplined Growth Portfolio	-
Global Atlantic BlackRock Disciplined International Core Portfolio	-
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	-
Global Atlantic BlackRock Disciplined Small Cap Portfolio	-
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	-
Global Atlantic BlackRock Disciplined Value Portfolio	-
Global Atlantic BlackRock High Yield Portfolio	-
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	-
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	15,392
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	-
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	-

Permanent book and tax differences, primarily attributable to the reclassification of Portfolio distributions, resulted in reclassifications for the Portfolios for the fiscal year ended December 31, 2020 as follows:

	Paid In Capital	Accumulated Earnings/(Losses)
Global Atlantic BlackRock Allocation Portfolio	$-	$-
Global Atlantic BlackRock Disciplined Core Portfolio	(270,074)	270,074
Global Atlantic BlackRock Disciplined Growth Portfolio	42	(42)
Global Atlantic BlackRock Disciplined International Core Portfolio	-	-
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	2,146	(2,146)
Global Atlantic BlackRock Disciplined Small Cap Portfolio	4,685	(4,685)
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	(4,321)	4,321
Global Atlantic BlackRock Disciplined Value Portfolio	7,002	(7,002)
Global Atlantic BlackRock High Yield Portfolio	-	-
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	-	-
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	474	(474)
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	6,985	(6,985)
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	27,525	(27,525)

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2020

8.  NEW ACCOUNTING PRONOUNCEMENTS

In March 2020, the FASB issued Accounting Standards Update No. 2020-04 ("ASU 2020-04"), "Reference Rate Reform (Topic 840): Facilitation of the Effects of Reference Rate Reform on Financial Reporting". ASU 2020-04 provides entities with optional guidance to ease the potential accounting burden associated with transitioning away from reference rates (e.g., LIBOR) that are expected to be discontinued. ASU 2020-04 allows, among other things, certain contract modifications to be accounted as a continuation of the existing contract. This ASU was effective upon the issuance and its optional relief can be applied through December 31, 2022. The Portfolios will consider this optional guidance prospectively, if applicable.

9.  OTHER RISKS

The Portfolios' risks include, but are not limited to, the following:

Credit Risk – There is a risk that security issuers will not make interest and/or principal payments on their securities. In addition, the credit quality of securities may be lowered if an issuer's financial condition changes. Lower credit quality will lead to greater volatility in the price of a security and in shares of a Portfolio or an underlying fund. Lower credit quality also will affect liquidity and make it difficult to sell the security. This means that, compared to issuers of higher rated securities, issuers of lower rated securities are less likely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or may be in default or not current in the payment of interest or principal. Default, or the market's perception that an issuer is likely to default, tends to reduce the value and liquidity of fixed income securities, thereby reducing the value of your investment in Portfolio shares. In addition, default may cause a Portfolio to directly or indirectly incur expenses in seeking recovery of principal or interest.

A Portfolio could lose money on a debt security if an issuer or borrower is unable or fails to meet its obligations, including failing to make interest payments and/or to repay principal when due. Changes in an issuer's financial strength, the market's perception of the issuer's financial strength or in a security's credit rating, which reflects a third party's assessment of the credit risk presented by a particular issuer, may affect debt securities' value. A Portfolio may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk by the market, the Sub-Adviser or the rating agencies than such securities actually do.

Derivatives Risk – The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. The use of derivatives may increase costs, reduce a Portfolio's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. Many types of derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. A risk of a Portfolio's use of derivatives is that the fluctuations in their values may not correlate perfectly with, and may be more sensitive to market events than, the overall securities markets. The possible lack of a liquid secondary market for derivatives and the resulting inability to sell or otherwise close-out a derivatives position at an advantageous time or price could expose a Portfolio to losses and could make derivatives more difficult to value accurately. Derivatives typically give rise to a form of leverage and may expose a Portfolio to greater risk and increase its costs. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") and related regulatory developments require the clearing and exchange-trading of many standardized over-the-counter ("OTC") derivative instruments deemed to be "swaps." The Commodity Futures Trading Commission ("CFTC") has implemented mandatory exchange-trading and clearing requirements under the Dodd-Frank Act and the CFTC continues to approve contracts for central clearing. Uncleared swaps are subject to margin requirements that are being implemented on a phase-in basis. The regulation of the derivatives markets has increased over the past several years, and there can be no 'assurance that any new governmental regulation will not adversely affect a Portfolio's ability to achieve its investment result. In addition, the SEC recently adopted Rule 18f-4 under the 1940 Act which will regulate the use of derivatives for certain investment companies (the "Derivatives Rule"). The Derivatives Rule will require, among other things, that certain entities adopt a derivatives risk management program, comply with limitations on leveraged-related risk based on a relative "value-at-risk" test and update reporting and disclosure procedures. Although the full impact of the Derivatives Rule on the Portfolios remains uncertain, these requirements may limit the ability of a Portfolio to use derivatives, short sales, and reverse repurchase agreements and similar financing transactions as part of its investment strategies, as well as increase a Portfolio's expenses.

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2020

Exchange-Traded Funds Risk – The Portfolios may invest in passive ETFs. An ETF is a type of index fund that is bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A Portfolio may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although the lack of liquidity in an ETF could result in it being more volatile than the underlying securities, which may result in a Portfolio paying significantly more or receiving significantly less for ETF shares than the value of the relevant underlying securities. Additionally, an ETF has fees and expenses that increase the cost of investing in the ETF versus the costs of owning the underlying securities directly.

Market Risk – The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, limited dealer capacity, lack of liquidity in the markets or adverse investor sentiment. Each Portfolio has exposure to instruments that may be more volatile and carry more risk than some other forms of investment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, natural disasters, recessions, or other events could also have a significant impact on the Portfolio and its investments.

A Portfolio may experience a substantial or complete loss on any individual security. Policy and legislative changes in the U.S. and abroad affect many aspects of financial regulation and may, in some cases, contribute to decreased liquidity and increased volatility in the financial markets. Economies and financial markets around the world are becoming increasingly interconnected. As a result, whether or not a Portfolio has exposure to securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio's investments may be negatively affected.

In addition, market prices of securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer's failure to meet the market's expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates. An increase in interest rates or other adverse conditions (e.g., inflation/deflation, increased selling of fixed income investments across other pooled investment vehicles or accounts, changes in investor perception or changes in government intervention in the markets) may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Portfolio investments, adversely affect values of portfolio holdings and increase a Portfolio's costs. If dealer capacity in fixed income markets is insufficient for market conditions, this has the potential to further inhibit liquidity and increase volatility in the fixed income markets. The novel coronavirus ("COVID-19") pandemic and efforts to contain its spread has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Portfolios hold, and may adversely affect the Portfolios' investments and operations. The impact of the COVID-19 pandemic may last for an extended period of time and could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolios. In certain cases, an exchange or market may close or issue trading halts on specific securities or even the entire market, which may result in the Portfolios being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price their investments.

Quantitative Investing Risk – Investments selected using quantitative analysis or "models" may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors' historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems and/or software issues). In addition, investments selected using models may react differently to issuer, political, market, and economic developments from the market as a whole or securities selected using only fundamental analysis. There is no guarantee that the use of quantitative analysis will result in effective investment decisions for a Portfolio. Additionally, commonality of holdings across quantitative money managers may amplify losses.

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2020

Other Recent Developments

Ongoing concerns regarding the economies of certain countries in Europe, as well as the possibility that one or more countries could leave the European Union (the "EU"), create risks for investing in the European markets. These risks may be heightened due to the June 2016 referendum in which the United Kingdom ("UK") voted to exit the EU (commonly known as "Brexit"). On January 31, 2020, the UK withdrew from the European EU. This commenced a transition period that lasted until December 31, 2020. On December 30, 2020, the EU and UK signed the EU-UK Trade and Cooperation Agreement ("TCA"), an agreement on the terms governing certain aspects of the EU's and the UK's relationship following the end of the transition period. Notwithstanding the TCA, there is likely to be considerable uncertainty as to the UK's post-transition framework. Although the full impact of Brexit is not yet known, the impact on the UK, EU and global markets could include increased volatility and illiquidity, potentially lower economic growth and decreased asset valuations. Brexit may have a negative impact on the economy and currency of the UK and the EU as a result of anticipated, perceived or actual changes to the UK's economic and political relations with the EU. The impact of Brexit, and its ultimate implementation, on the economic, political and regulatory environment of the UK and the EU could have global ramifications.

The United Kingdom's Financial Conduct Authority announced plans to phase out the use of LIBOR by the end of 2021. The unavailability or replacement of LIBOR presents risks to applicable Portfolios, including the risk that any pricing adjustments to a Portfolio's investments resulting from a substitute reference rate may adversely affect the Portfolio's performance and/or NAV. The impact of a substitute reference rate, if any, will vary on an investment-by-investment basis. The Adviser or Sub-Adviser may have discretion to determine a substitute reference rate, including any price or other adjustments to account for differences between the substitute reference rate and the previous rate. The substitute reference rate and any adjustments selected could negatively impact a Portfolio's investment performance or financial condition, including in ways unforeseen by the Adviser or Sub-Adviser.

In addition, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Portfolios hold, and may adversely affect the Portfolios' investments and operations. The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things: quarantines and travel restrictions, including border closings, strained healthcare systems, event cancellations, disruptions to business operations and supply chains, and a reduction in consumer and business spending, as well as general concern and uncertainty that has negatively affected the economy. These disruptions have led to instability in the market place, including equity and debt market losses and overall volatility, and the jobs market. The impact of COVID-19, and other infectious illness outbreaks, epidemics or pandemics that may arise in the future, could adversely affect the economies of many nations or the entire global economy, the financial well-being and performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways. In addition, the impact of infectious illnesses, such as COVID-19, in emerging market countries may be greater due to generally less established healthcare systems. This crisis or other public health crises may exacerbate other pre-existing political, social and economic risks in certain countries or globally.

10.  OTHER MATTERS

On July 8, 2020, KKR & Co. Inc. (together with its subsidiaries, "KKR") and Global Atlantic Financial Group Limited (together with its subsidiaries, "Global Atlantic") announced a strategic transaction whereby KKR will acquire Global Atlantic (the "Transaction"). The Adviser and GAD are indirect, wholly-owned subsidiaries of Global Atlantic. Under the 1940 Act, the closing of the Transaction will result in the automatic termination of the existing: (i) investment advisory agreement between the Adviser and the Trust on behalf of each Portfolio; (ii) sub-advisory agreements between the Adviser, the sub-advisers and the Trust on behalf of each applicable Portfolio; and (iii) underwriting agreement between GAD and the Trust on behalf of the Portfolios (collectively, the "Existing Agreements").

At a meeting held on September 22, 2020, the Board, including all of the Trustees who are not "interested persons," as that term is defined in the 1940 Act, unanimously voted to approve each of the following to become effective upon closing of the Transaction: (i) a new investment advisory agreement between the Adviser and the Trust on behalf of each Portfolio ("New Advisory Agreement"); (ii) new sub-advisory agreements between the Adviser, the sub-advisers and the Trust on behalf of each applicable Portfolio ("New Sub-Advisory Agreements" and together with the New Advisory Agreement, the "New Agreements"); and (iii) a new underwriting agreement between GAD and the Trust on behalf of each Portfolio. Because the New Agreements are subject to shareholder approval, a proxy statement was sent to shareholders and contract owners of

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2020

record as of September 23, 2020 to solicit approval of the New Agreements. A special meeting of shareholders was held virtually on November 23, 2020 and the New Agreements were approved by the shareholders of each Portfolio.

11.  SUBSEQUENT EVENTS

The Portfolios evaluated subsequent events from December 31, 2020 through the date these financial statements were issued. There were no significant events that would have a material impact on the Portfolios' financial statements, other than discussed below:

The Transaction closed on February 1, 2021 with Global Atlantic being acquired by KKR, resulting in the automatic termination of the Existing Agreements. The New Agreements went into effect on February 1, 2021.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Forethought Variable Insurance Trust
and the Shareholders of Each of the Separate Series of Forethought Variable Insurance Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Global Atlantic BlackRock Allocation Portfolio, Global Atlantic BlackRock Disciplined Core Portfolio, Global Atlantic BlackRock Disciplined Growth Portfolio, Global Atlantic BlackRock Disciplined International Core Portfolio, Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio, Global Atlantic BlackRock Disciplined Small Cap Portfolio, Global Atlantic BlackRock Disciplined U.S. Core Portfolio, Global Atlantic BlackRock Disciplined Value Portfolio, Global Atlantic BlackRock High Yield Portfolio, Global Atlantic Goldman Sachs Core Fixed Income Portfolio, Global Atlantic Goldman Sachs Global Equity Insights Portfolio, Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio, and Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio (collectively, the Portfolios), as of December 31, 2020, the related statements of operations the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes to the financial statements (collectively, the financial statements), and the financial highlights for each of the three years in the period then ended and for the period November 6, 2017 (commencement of operations) through December 31, 2017. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the portfolios as of December 31, 2020, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period November 6, 2017 (commencement of operations) through December 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on the Portfolios' financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Portfolios are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolios internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2020, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from custodians or brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of one or more Global Atlantic Investment Advisors, LLC investment companies since 2013.

Denver, Colorado
February 23, 2021

Global Atlantic Portfolios

Expense Examples

December 31, 2020 (Unaudited)

As a shareholder of the Portfolios, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 through December 31, 2020.

Actual Expenses

The "Actual" expenses set of columns in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The "Hypothetical" expenses set of columns in the table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example for a specific Portfolio with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees or other expenses charged by your insurance contract or separate account. Therefore, the Hypothetical columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Actual		Hypothetical (5% return before expenses)
	Class	Portfolio's Annualized Expense Ratio	Beginning Account Value 7-1-20	Ending Account Value 12-31-20	Expenses Paid During Period*	Ending Account Value 12-31-20	Expenses Paid During Period*
Global Atlantic BlackRock Allocation Portfolio	I	0.31%	$1,000	$1,151.60	$1.68	$1,023.58	$1.58
Global Atlantic BlackRock Allocation Portfolio	II	0.56%	$1,000	$1,150.40	$3.03	$1,022.32	$2.85
Global Atlantic BlackRock Disciplined Core Portfolio	I	0.48%	$1,000	$1,216.60	$2.67	$1,022.72	$2.44
Global Atlantic BlackRock Disciplined Core Portfolio	II	0.73%	$1,000	$1,214.80	$4.06	$1,021.47	$3.71
Global Atlantic BlackRock Disciplined Growth Portfolio	II	0.79%	$1,000	$1,238.30	$4.44	$1,021.17	$4.01
Global Atlantic BlackRock Disciplined International Core Portfolio	I	0.69%	$1,000	$1,248.10	$3.90	$1,021.67	$3.51
Global Atlantic BlackRock Disciplined International Core Portfolio	II	0.94%	$1,000	$1,245.40	$5.31	$1,020.41	$4.77

* Expenses are equal to the Portfolio's annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (366).

Global Atlantic Portfolios

Expense Examples (Continued)

December 31, 2020 (Unaudited)

				Actual		Hypothetical (5% return before expenses)
	Class	Portfolio's Annualized Expense Ratio	Beginning Account Value 7-1-20	Ending Account Value 12-31-20	Expenses Paid During Period*	Ending Account Value 12-31-20	Expenses Paid During Period*
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	I	0.63%	$1,000	$1,295.80	$3.64	$1,021.97	$3.20
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	II	0.88%	$1,000	$1,294.80	$5.08	$1,020.71	$4.47
Global Atlantic BlackRock Disciplined Small Cap Portfolio	I	0.63%	$1,000	$1,389.00	$3.78	$1,021.97	$3.20
Global Atlantic BlackRock Disciplined Small Cap Portfolio	II	0.88%	$1,000	$1,386.10	$5.28	$1,020.71	$4.47
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	I	0.48%	$1,000	$1,212.10	$2.67	$1,022.72	$2.44
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	II	0.73%	$1,000	$1,211.60	$4.06	$1,021.47	$3.71
Global Atlantic BlackRock Disciplined Value Portfolio	I	0.54%	$1,000	$1,218.20	$3.01	$1,022.42	$2.75
Global Atlantic BlackRock Disciplined Value Portfolio	II	0.79%	$1,000	$1,218.10	$4.40	$1,021.17	$4.01
Global Atlantic BlackRock High Yield Portfolio	I	0.59%	$1,000	$1,098.80	$3.11	$1,022.17	$3.00
Global Atlantic BlackRock High Yield Portfolio	II	0.84%	$1,000	$1,097.80	$4.43	$1,020.91	$4.27
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	I	0.43%	$1,000	$1,023.40	$2.19	$1,022.97	$2.19
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	I	0.72%	$1,000	$1,207.70	$4.00	$1,021.52	$3.66
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	II	0.97%	$1,000	$1,204.90	$5.38	$1,020.26	$4.93
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	I	0.46%	$1,000	$1,219.60	$2.57	$1,022.82	$2.34
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	II	0.71%	$1,000	$1,217.40	$3.96	$1,021.57	$3.61
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	I	0.64%	$1,000	$1,271.30	$3.65	$1,021.92	$3.25
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	II	0.89%	$1,000	$1,270.00	$5.08	$1,020.66	$4.52

* Expenses are equal to the Portfolio's annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (366).

Global Atlantic Portfolios

Shareholder Meeting Results (Unaudited)

The following proposals were addressed and approved at a Special Meeting of Shareholders held virtually on November 23, 2020.

1.  Proposal to consider and vote on a new investment advisory agreement between the Trust on behalf of each Portfolio and Global Atlantic Investment Advisers, LLC (the "Adviser"), each Portfolio's current investment adviser.

	For	Against	Abstain
Global Atlantic BlackRock Allocation Portfolio	5,857,081.188	41,984.386	618,116.001
Global Atlantic BlackRock Disciplined Core Portfolio	37,719,397.012	1,915,253.965	3,092,779.522
Global Atlantic BlackRock Disciplined Growth Portfolio	1,065,780.562	14,732.023	158,747.382
Global Atlantic BlackRock Disciplined International Core Portfolio	12,503,038.199	536,833.655	881,282.514
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	11,533,511.981	647,900.932	826,633.682
Global Atlantic BlackRock Disciplined Small Cap Portfolio	1,181,937.068	46,207.962	178,152.181
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	1,678,524.491	44,090.467	154,664.353
Global Atlantic BlackRock Disciplined Value Portfolio	19,203,653.893	743,412.279	1,882,500.956
Global Atlantic BlackRock High Yield Portfolio	5,374,358.139	342,978.675	505,776.658
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	7,160,255.585	235,793.495	592,471.729
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	2,005,983.926	81,265.773	153,693.732
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	5,535,845.520	219,250.604	463,763.248
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	9,921,360.110	426,455.524	678,426.736

2.  Proposal to consider and vote on a new investment sub-advisory agreement between the Adviser, BlackRock Investment Management, LLC and the Trust on behalf of each of Global Atlantic BlackRock Allocation Portfolio, Global Atlantic BlackRock Disciplined Core Portfolio, Global Atlantic BlackRock Disciplined Growth Portfolio, Global Atlantic BlackRock Disciplined International Core Portfolio, Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio, Global Atlantic BlackRock Disciplined Small Cap Portfolio, Global Atlantic BlackRock Disciplined U.S. Core Portfolio, Global Atlantic BlackRock Disciplined Value Portfolio, and Global Atlantic BlackRock High Yield Portfolio.

	For	Against	Abstain
Global Atlantic BlackRock Allocation Portfolio	5,812,875.459	38,769.224	665,536.892
Global Atlantic BlackRock Disciplined Core Portfolio	37,441,977.637	1,893,493.378	3,391,959.483
Global Atlantic BlackRock Disciplined Growth Portfolio	1,054,502.756	14,732.023	170,025.188
Global Atlantic BlackRock Disciplined International Core Portfolio	12,529,398.309	513,106.991	878,649.069
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	11,478,284.161	643,383.541	886,378.893
Global Atlantic BlackRock Disciplined Small Cap Portfolio	1,188,070.493	38,176.456	180,050.261
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	1,640,595.220	49,232.086	187,452.005
Global Atlantic BlackRock Disciplined Value Portfolio	19,188,980.037	824,998.400	1,815,588.690
Global Atlantic BlackRock High Yield Portfolio	5,411,720.468	202,174.943	609,218.061

3.  Proposal to consider and vote on a new investment sub-advisory agreement between the Adviser, Goldman Sachs Asset Management, L.P. and the Trust on behalf of each of Global Atlantic Goldman Sachs Core Fixed Income Portfolio, Global Atlantic Goldman Sachs Global Equity Insights Portfolio, Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio, and Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio.

	For	Against	Abstain
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	7,117,550.677	197,102.278	673,867.854
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	1,994,954.994	74,262.668	171,725.770
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	5,435,278.021	183,881.817	599,699.534
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	9,651,222.507	536,055.659	838,964.204

Global Atlantic Portfolios

Shareholder Meeting Results (Unaudited) (Continued)

4.  Proposal to approve the Portfolios' reliance on a "manager of managers" order whereby the Board and the Adviser would be authorized to enter into and materially amend sub-advisory agreements with unaffiliated and certain affiliated sub-advisers without contract owner approval, subject to certain conditions.

	For	Against	Abstain
Global Atlantic BlackRock Allocation Portfolio	5,581,611.702	70,783.509	864,786.364
Global Atlantic BlackRock Disciplined Core Portfolio	35,739,339.595	3,093,917.739	3,894,173.164
Global Atlantic BlackRock Disciplined Growth Portfolio	1,019,713.889	38,455.371	181,090.708
Global Atlantic BlackRock Disciplined International Core Portfolio	12,074,996.746	855,668.533	990,489.090
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	10,979,754.184	1,139,087.140	889,205.271
Global Atlantic BlackRock Disciplined Small Cap Portfolio	1,123,855.064	101,564.535	180,877.613
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	1,382,952.183	331,788.405	162,538.722
Global Atlantic BlackRock Disciplined Value Portfolio	18,505,457.298	1,474,682.575	1,849,427.255
Global Atlantic BlackRock High Yield Portfolio	4,796,976.176	653,984.693	772,152.603
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	6,910,321.401	486,335.348	591,864.060
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	1,896,535.480	188,993.415	155,414.537
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	5,327,795.719	367,019.799	524,043.854
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	9,486,908.114	676,796.616	862,537.640

5.  Proposal to elect April Galda as Trustee of the Trust.

	For	Withhold
Global Atlantic BlackRock Allocation Portfolio	6,012,944.712	504,236.863
Global Atlantic BlackRock Disciplined Core Portfolio	38,811,108.402	3,916,322.096
Global Atlantic BlackRock Disciplined Growth Portfolio	1,132,705.556	106,554.411
Global Atlantic BlackRock Disciplined International Core Portfolio	12,978,594.307	942,560.062
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	11,552,944.069	1,455,102.526
Global Atlantic BlackRock Disciplined Small Cap Portfolio	1,363,143.093	43,154.118
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	1,722,622.948	154,656.363
Global Atlantic BlackRock Disciplined Value Portfolio	19,783,683.212	2,045,883.916
Global Atlantic BlackRock High Yield Portfolio	5,657,599.439	565,514.033
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	7,317,666.145	670,854.664
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	2,043,569.593	197,373.839
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	5,827,544.307	391,315.065
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	10,142,558.239	883,684.131

Global Atlantic Portfolios

Supplemental Information

December 31, 2020 (Unaudited)

Approval of Renewal of Investment Advisory Agreement and Sub-Advisory Agreements and New Investment Advisory Agreement and Sub-Advisory Agreements for Global Atlantic BlackRock Allocation Portfolio, Global Atlantic BlackRock Disciplined Core Portfolio, Global Atlantic BlackRock Disciplined Growth Portfolio, Global Atlantic BlackRock Disciplined International Core Portfolio, Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio, Global Atlantic BlackRock Disciplined Small Cap Portfolio, Global Atlantic BlackRock Disciplined U.S. Core Portfolio, Global Atlantic BlackRock Disciplined Value Portfolio, Global Atlantic BlackRock High Yield Portfolio, Global Atlantic Goldman Sachs Core Fixed Income Portfolio, Global Atlantic Goldman Sachs Global Equity Insights Portfolio, Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio and Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio.

At a meeting held on September 22, 2020, the Board of Trustees (the "Trustees" or the "Board") of Forethought Variable Insurance Trust (the "Trust"), including a majority of the Trustees who are not "interested persons" (the "Independent Trustees"), as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), considered the renewal of: (i) the existing investment advisory agreement between Global Atlantic Investment Advisors, LLC (the "Adviser") and the Trust, on behalf of each of Global Atlantic BlackRock Allocation Portfolio ("GA BlackRock Allocation"), Global Atlantic BlackRock Disciplined Core Portfolio ("GA BlackRock Core"), Global Atlantic BlackRock Disciplined Growth Portfolio ("GA BlackRock Growth"), Global Atlantic BlackRock Disciplined International Core Portfolio ("GA BlackRock International"), Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio ("GA BlackRock Mid Cap Growth"), Global Atlantic BlackRock Disciplined Small Cap Portfolio ("GA BlackRock Small Cap"), Global Atlantic BlackRock Disciplined U.S. Core Portfolio ("GA BlackRock U.S. Core"), Global Atlantic BlackRock Disciplined Value Portfolio ("GA BlackRock Value"), Global Atlantic BlackRock High Yield Portfolio ("GA BlackRock High Yield"), Global Atlantic Goldman Sachs Core Fixed Income Portfolio ("GA Goldman Core Fixed"), Global Atlantic Goldman Sachs Global Equity Insights Portfolio ("GA Goldman Global Equity"), Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio ("GA Goldman Large Cap") and Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio ("GA Goldman Mid Cap") (each a "Portfolio" and collectively the "Portfolios") (the "Existing Advisory Agreement"); (ii) the existing sub-advisory agreement between the Adviser, BlackRock Investment Management, LLC ("BIM"), and the Trust, on behalf of each of GA BlackRock Allocation, GA BlackRock International, GA BlackRock Growth, GA Blackrock Value, GA BlackRock Mid Cap Growth, GA BlackRock Small Cap, GA BlackRock Core, GA BlackRock U.S. Core and GA BlackRock High Yield (the "Existing BIM Sub-Advisory Agreement"); and (iii) the existing sub-advisory agreement between the Adviser, Goldman Sachs Asset Management, L.P. ("GSAM" and together with BIM, the "Sub-Advisers") and the Trust, on behalf of each of GA Goldman Core Fixed, GA Goldman Global Equity, GA Goldman Large Cap and GA Goldman Mid Cap (the "Existing GSAM Sub-Advisory Agreement" and collectively with the BIM Sub-Advisory Agreement, the "Existing Sub-Advisory Agreements").

In addition, in connection with a strategic transaction in which KKR & Co. Inc. (together with its subsidiaries, "KKR") was expected to acquire Global Atlantic Financial Group Limited (together with its subsidiaries, "Global Atlantic") (the "Transaction"), resulting in a change of control of the Adviser, the Board, including a majority of the Independent Trustees, considered the approval of: (i) a new investment advisory agreement between the Adviser and the Trust on behalf of each Portfolio ("New Advisory Agreement"); and (ii) new sub-advisory agreements between the Adviser, the Sub-Advisers and the Trust on behalf of each applicable Portfolio ("New Sub-Advisory Agreements" and together with the New Advisory Agreement, "New Agreements"). The Board noted that the New Agreements would take effect upon the closing of the Transaction, subject to shareholder approval.

The Board considered that due to the COVID-19 pandemic, the Securities and Exchange Commission ("SEC") had issued temporary exemptive relief from the in-person meeting requirements under Section 15(c) of the 1940 Act, permitting fund boards to approve investment advisory agreements telephonically or through the use of virtual communication where all participants can hear each other and be heard simultaneously. The Board noted that in accordance with a condition of the SEC relief, it would ratify all actions taken pursuant to the relief at its next in-person meeting.

To discuss and review the materials relating to the proposed renewal of the Existing Advisory Agreement and Existing Sub-Advisory Agreements (collectively, "Existing Agreements" and together with the New Agreements, "Agreements") and the approval of the New Agreements in advance of the September 22, 2020 meeting, the Independent Trustees met on September 14, 2020 with independent counsel to the Independent Trustees ("Independent Counsel") and with representatives of the Adviser in attendance and counsel to the Trust ("Trust Counsel") participating telephonically.

Global Atlantic Portfolios

Supplemental Information (Continued)

December 31, 2020 (Unaudited)

Prior to the meetings, the Trustees requested, received and reviewed written responses from the Adviser and the Sub-Advisers to questions posed to the Adviser and the Sub-Advisers by counsel, on behalf of the Trustees. Following the meeting on September 14, 2020, the Independent Trustees requested additional information on certain items and the Adviser provided such information prior to the September 22, 2020 meeting. The Trustees also received a memorandum from Independent Counsel describing the legal standards for their consideration of the Agreements. During the meetings, the Board and the Adviser discussed information relating to the Board's consideration of the Gartenberg factors with respect to each Portfolio. The Trustees also reviewed comparative information relating to advisory fees and total expenses and received presentations concerning the services provided under the Existing Agreements and to be provided under the New Agreements from personnel of the Adviser. Prior to voting on the renewal of the Existing Agreements and the approval of the New Agreements, the Independent Trustees met in executive session with Independent Counsel present.

The Trustees relied upon the advice of counsel and their own business judgment in determining the material factors to be considered in evaluating the Agreements and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the Agreements.

Nature, Extent, and Quality of Services. The Trustees noted that in connection with the annual renewal of the Existing Agreements, they were generally satisfied with the nature, extent and quality of the services provided by the Adviser and Sub-Advisers. The Trustees considered that the Transaction will not result in any changes to the nature, extent and quality of services provided by the Adviser or Sub-Advisers. The Trustees also considered that the Transaction will not result in any changes to the investment process or strategies employed in the management of the Portfolios or the personnel primarily responsible for such management.

Performance. The Trustees requested and reviewed information regarding the investment performance of the Portfolios over 1-year and since inception periods as compared to their respective benchmark indices and peer groups. The Trustees noted that in connection with the annual renewal of the Existing Agreements, they were generally satisfied with the Adviser's and Sub-Advisers' investment performance. The Trustees considered that the investment process and strategies employed in the management of the Portfolios will be the same both before and after the Transaction.

Fees and Expenses. The Trustees reviewed the Portfolios' fees and expenses, including the fees paid to the Adviser and Sub-Advisers. The Trustees noted that in connection with the annual renewal of the Existing Agreements, they concluded that the advisory fee charged to each Portfolio and the sub-advisory fee paid by the Adviser to BlackRock or GSAM, as applicable, were not unreasonable in light of the services provided to each respective Portfolio. The Trustees considered that the fees to be paid under each New Agreement are identical to the fees paid under each corresponding Existing Agreement.

Profitability. The Trustees noted that in connection with the annual renewal of the Existing Agreements, they had: (i) concluded that the profitability levels for the Adviser were not excessive; and (ii) considered that the sub-advisory fees were negotiated by the Adviser at arm's length. The Trustees noted that the fees to be paid under each New Agreement are identical to the fees paid under each corresponding Existing Agreement. The Trustees also noted that they would continue to monitor the Adviser's profitability in the future.

Economies of Scale. The Trustees noted that in connection with the annual renewal of the Existing Agreements, they had concluded that they were satisfied with the extent to which economies of scale, if any, would be shared for the benefit of each Portfolio's shareholders. The Trustees noted that the fees to be paid under each New Agreement are identical to the fees paid under each corresponding Existing Agreement. The Trustees also noted that they would continue to monitor each Portfolio's growth and consider any additional opportunities to realize benefits from economies of scale for shareholders in the future.

Other Benefits. The Trustees noted that they had considered other benefits to the Adviser or Sub-Advisers and their respective affiliates from their relationships with the applicable Portfolios in connection with the annual renewal of the Existing Agreements and that they would continue to consider these benefits in connection with future annual renewals of the New Agreements.

Global Atlantic Portfolios

Supplemental Information (Continued)

December 31, 2020 (Unaudited)

The Transaction. The Trustees requested and reviewed specific information regarding KKR and the Transaction. The Trustees noted that, following the Transaction: (i) the Adviser and its parent company, Global Atlantic, were expected to continue operating as a separate business; (ii) the Adviser was expected to continue managing its day-to-day operations under the leadership of its current executives and investment teams; and (iii) no other material changes to the Adviser's management or operations were anticipated. The Trustees considered KKR's business experience and market knowledge. The Trustees also considered that the Transaction has the potential to benefit the Portfolios in the future through increased asset growth and opportunities for cost efficiency.

Conclusion. Having requested and received such information as the Trustees believed to be reasonably necessary to evaluate the terms of the Agreements, and as assisted by the advice of counsel, the Trustees unanimously concluded that renewing the Existing Agreements and approving the New Agreements was in the best interests of each Portfolio and its shareholders. The Trustees noted that, in considering the New Agreements, they did not identify any one factor as all important and each Trustee may have afforded different weight to the various factors.

Global Atlantic Portfolios

Supplemental Information (Continued)

December 31, 2020 (Unaudited)

Trustees and Officers

The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. Unless otherwise noted, the address of each Trustee and Officer is c/o Global Atlantic Investment Advisors, LLC, 10 West Market Street, Suite 2300, Indianapolis, Indiana 46204.

Independent Trustees

Name and Year of Birth	Position/ Term of Office[1]	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin (1951)	Trustee since 2013. Mr. Garbin Serves as Lead Independent Trustee.	Mr. Garbin serves as Managing Principal of Coherent Capital Management LLC (since 2007).	23

Mr. Garbin serves as Director of Carlyle Tactical Private Credit Fund (since 2018), Altegris KKR Commitments Fund (since 2014), Two Roads Shared Trust (since 2012), Northern Lights Fund Trust (since 2013), and Northern Lights Variable Trust (since 2013). Previously, Mr. Garbin served as Director of Oak Hill Advisors Mortgage Strategies Fund (Offshore) (2014–2017).

Mitchell E. Appel (1970)	Trustee since 2013	Mr. Appel serves as President of Value Line Funds (since 2008), as Chief Financial Officer (since 2008) and President (since 2009) of EULAV Securities LLC, and as President (since 2009) and Treasurer (since 2011) of EULAV Asset Management.	23	Mr. Appel serves as Director of Value Line Funds (since 2010) and EULAV Asset Management (since 2010).
Joseph E. Breslin (1953)	Trustee since 2013	Mr. Breslin serves as Senior Counsel of White Oak Global Advisors, LLC (since 2016) and has provided consultant services to investment managers (since 2009). Previously, Mr. Breslin served as Counsel of Commonfund (2014–2016).	23

Mr. Breslin serves as Director of Kinetics Mutual Funds, Inc. (since 2000), Kinetics Portfolios Trust (since 2000) and Northern Lights Fund Trust IV (since 2015). Previously, Mr. Breslin served as Director of BlueArc Multi-Strategy Fund (2014–2017) and Hatteras Trust (2004–2016).

Global Atlantic Portfolios

Supplemental Information (Continued)

December 31, 2020 (Unaudited)

Interested Trustees and Officers of the Trust

Name and Year of Birth	Position/ Term of Office[1]	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Robert M. Arena, Jr. (1968)[2]	Trustee and President/Chief Executive Officer since 2013

Mr. Arena serves as President and Head of Life and Retirement of Ariel Re (Holdings) Limited, Global Atlantic Financial Life Limited ("GAFLL"), Global Atlantic Financial Group Limited ("GAFGL") and Global Atlantic Financial Limited (formerly Commonwealth Re Midco Limited) ("GAFL") (since 2020); as Director, President and Head of Individual Markets of Global Atlantic Financial Company ("GAFC") (since 2017, 2019 and 2019, respectively); as Director of GAFL (since 2019); as Director, President and Head of Life and Retirement of Global Atlantic (Fin) Company (since 2017, 2019 and 2017, respectively); as Director, Chairman and President of Forethought Life Insurance Company ("FLIC") (since 2016); as Director, Chairman and President of Commonwealth Annuity and Life Insurance Company ("CWA") (since 2017, 2017 and 2018, respectively); as Director and Chief Executive Officer of Accordia Life and Annuity Company ("Accordia") (since 2016 and 2017, respectively); as Manager and Chairman of Global Atlantic Investment Advisors, LLC ("GAIA") (since 2016); and as Manager, Chairman and President of Global Atlantic Distributors, LLC ("GAD") (since 2013); Previously, Mr. Arena has served as Co-President, Head of Life and Retirement of GAFGL, GAFL and GAFLL (2017–2020); as Co-President and Head of Life and Retirement of GAFC (2017–2019 and 2016–2019, respectively); as Co-President of Global Atlantic (Fin) Company (2017–2019); as Executive Vice President of CWA (2017–2018); as Executive Vice President of Forethought Financial Group, Inc. ("FFG") (2013–2014); and as President of Forethought Annuity, FFG (2013–2015).

			23	None

Global Atlantic Portfolios

Supplemental Information (Continued)

December 31, 2020 (Unaudited)

Name and Year of Birth	Position/ Term of Office[1]	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
April Galda (1978)[3]	Trustee since 2018

Ms. Galda serves as Chief Culture Officer of GAFC (since 2019), as Managing Director of CWA, FLIC, Accordia and First Allmerica Financial Life Insurance Company (since 2018), and as Senior Vice President of GAFGL and Global Atlantic Financial Life Limited (since 2017). Previously, Ms. Galda served as Co-Head of Operations of CWA, FLIC, Forethought National Life Insurance Company ("FNLIC"), Accordia and First Allmerica Financial Life Insurance Company (2019), as Managing Director - Head of Enterprise Operations (2018–2019), as Managing Director - Operations (2018–2019), as Managing Director (2015–2016) and as Director (2013–2015) of GAFC; as Director (2016–2019) and Senior Vice President (2013–Feb. 2015 and Oct. 2015–2019) of GAFL; as Director (2015–2019), Co-Chief Executive Officer (2015–2018) and Senior Vice President (2014–2015) of Global Atlantic Re Limited; as Managing Director of FNLIC (2018–2019); as Director of Global Atlantic (Fin) Company (2014–2015); and as Chief Operating Officer of Ariel Re (2012–2015).

			23	None
Deborah Schunder (1967)	Vice President since 2014	Ms. Schunder serves as Vice President of Investment Product Management of GAFC and Vice President of GAIA (since 2013).	N/A	N/A
Trent M. Statczar (1971)	Treasurer and Principal Financial Officer since 2019	Mr. Statczar serves as Senior Director of Foreside Management Services, LLC (since 2008).	N/A	N/A
Sarah M. Patterson (1976)[4]	Secretary/Chief Legal Officer since 2013

Ms. Patterson serves as Managing Director, Associate General Counsel and Assistant Secretary of GAFC (since 2019, 2014 and 2014, respectively), as Secretary of GAIA (since 2016); and as Assistant Secretary of GAD (since 2016). Previously Ms. Patterson served as Senior Vice President (2016–2019) and Vice President (2014–2016) of GAFGL and Vice President and Assistant General Counsel of FFG (2013–2014).

			N/A	N/A
David Capalbo (1968)	Chief Compliance Officer since 2018

Mr. Capalbo serves as Assistant Vice President and Senior Compliance Officer of GAFC (since 2016). Previously, Mr. Capalbo served as Senior Director of Asset Management Compliance of Columbia Threadneedle Investments (2006–2016).

			N/A	N/A

Global Atlantic Portfolios

Supplemental Information (Continued)

December 31, 2020 (Unaudited)

Name and Year of Birth	Position/ Term of Office[1]	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Elizabeth Constant (1976)	Assistant Secretary since 2017	Ms. Constant serves as Assistant Vice President and Legal Counsel of GAFC (since 2016). Previously, Ms. Constant served as Associate Counsel of GAFC (2014–2016).	N/A	N/A

1 The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

2  Mr. Arena is an interested person of the Trust because he is an officer of GAFGL. Mr. Arena holds comparable positions with the GAIA, GAD, FLIC, CWA, and certain other companies affiliated with GAIA.

3  Ms. Galda is an interested person of the Trust because she is an officer of GAFC. Ms. Galda holds comparable positions with FLIC, CWA, and certain other companies affiliated with GAIA.

4  Ms. Patterson holds comparable positions with FLIC, CWA, and certain other companies affiliated with GAIA.

PRIVACY NOTICE

FACTS	WHAT DOES FORETHOUGHT VARIABLE INSURANCE TRUST DO WITH YOUR PERSONAL INFORMATION?
WHY?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

WHAT?	The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

■ Social Security number and wire transfer instructions
■ account transactions and transaction history
■ investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.
HOW?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Forethought Variable Insurance Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Forethought Variable Insurance Trust share information?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	Yes	No
For our marketing purposes – to offer our products and services to you.	No	We don't share
For joint marketing with other financial companies.	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and records.	No	We don't share
For our affiliates' everyday business purposes – information about your credit worthiness.	No	We don't share
For nonaffiliates to market to you	No	We don't share

WHAT WE DO:

How does Forethought Variable Insurance Trust protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does Forethought Variable Insurance Trust collect my personal information?	We collect your personal information, for example, when you

■ open an account or deposit money
■ direct us to buy securities or direct us to sell your securities
■ seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:

■ sharing for affiliates' everyday business purposes – information about your creditworthiness.
■ affiliates from using your information to market to you.
■ sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Forethought Variable Insurance Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■ Forethought Variable Insurance Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Forethought Variable Insurance Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) on or through the Portfolios' website at http://connect.rightprospectus.com/globalatlanticportfolios and (2) on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.

PORTFOLIO HOLDINGS

Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Portfolios' Form N-PORTs are available: (i) on the SEC's website at http://www.sec.gov; and (ii) on the Portfolios' website at http://connect.rightprospectus.com/globalatlanticportfolios. Each Portfolio will post to http://connect.rightprospectus.com/globalatlanticportfolios, a complete list of its portfolio holdings as of the last calendar day of each month approximately 30 days following the end of the month. Each Portfolio's portfolio holdings will remain available on the website noted above at least until the next monthly update.

INVESTMENT ADVISER

Global Atlantic Investment Advisors, LLC
10 West Market Street, Suite 2300
Indianapolis, IN 46204

ADMINISTRATOR

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

INVESTMENT SUB-ADVISERS

BlackRock Investment Management, LLC
1 University Square Drive
Princeton, NJ 08540-6455

Goldman Sachs Asset Management, L.P.
200 West Street
New York, NY 10282

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)	Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)	The Code of Ethics is not posted in the registrant’s website.

(f)	A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

The board of Trustees of the registrant has determined that the registrant has at least one “audit committee financial expert” as defined by Item 3 of Form N-CSR serving on its audit committee. Joseph E. Breslin is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are:

2019	2020
$381,250	$392,750

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are:

2019	2020
$0	$0

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are:

2019	2020
$75,900	$78,250

Preparation of Federal & State income tax returns, assistance with calculation of required income and capital gain distributions.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are:

2019	2020
$28,800	$14,250

Review of annual registration statement filings for 2019 and 2020 and a fee for review of service provider conversion activities in 2019.

Audit Committee’s Pre-Approval Policies

(e)(1)	The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

Percentages of Services Approved by the Audit Committee

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

All services described in paragraphs (b) through (d) of Item 4 were pre-approved by the Audit Committee.

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant for the fiscal year ended December 31, 2020 were $92,500 and $0.00, respectively and for the fiscal year ended December 31, 2019, were $104,700 and $0, respectively.

(h)	The audit committee considered the non-audit services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser, and believes the services are compatible with the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the registrant have concluded that the disclosure controls and procedures of the registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the registrant’s management, including the registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(a)(3)	Not applicable.

(a)(4)	Not applicable

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Forethought Variable Insurance Trust

By (Signature and Title)*	/s/ Trent M. Statczar
Trent M. Statczar, Treasurer
(principal financial officer)

Date	February 26, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Robert M. Arena, Jr.
Robert M. Arena, Jr., President
(principal executive officer)

Date	February 26, 2021

By (Signature and Title)*	/s/ Trent M. Statczar
Trent M. Statczar, Treasurer
(principal financial officer)

Date	February 26, 2021

* Print the name and title of each signing officer under his or her signature.